UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.                      )

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a -6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

VWR CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: Common Stock, par value $0.01 per share, of VWR Corporation (the “VWR common stock”)
(2)

Aggregate number of securities to which transaction applies:

As of May 24, 2017, 131,798,400 shares of VWR common stock issued and outstanding, 7,286,367 shares of VWR common stock issuable upon the exercise of stock options and 310,190 shares of VWR common stock issuable upon vesting and settlement of restricted stock units.

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The maximum aggregate value was determined based upon the sum of: (i) 131,798,400 shares of VWR common stock issued and outstanding multiplied by $33.25 per share; (ii) options to purchase 7,286,367 shares of VWR common stock with exercise prices less than $33.25 per share multiplied by $9.18 (which is the difference between $33.25 and the weighted average exercise price of $24.07 per share); and (iii) 310,190 shares of VWR common stock issuable upon vesting and settlement of restricted stock units multiplied by $33.25 per share. In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying the sum calculated in the preceding sentence by 0.0001159.

	(4)	Proposed maximum aggregate value of transaction: $4,459,499,466.56
	(5)	Total fee paid: $516,856

☒	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Radnor Corporate Center

Building One, Suite 200

100 Matsonford Road

Radnor, PA 19087

Dear Fellow Stockholder:

It is my pleasure to invite you to join us at a special meeting of the stockholders of VWR Corporation (“VWR,” the “Company,” “we,” “our” or “us”), which will be held on Thursday, July 13, 2017 at 11:00 a.m., Eastern Daylight Time at The Radnor Hotel, 591 E. Lancaster Avenue, St. Davids, Pennsylvania 19087 (the “special meeting”).

At the special meeting`, holders of our common stock, par value $0.01 per share (the “VWR common stock”), will be asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “merger agreement”), dated as of May 4, 2017, by and among Avantor, Inc., a Delaware corporation (“Avantor”), Vail Acquisition Corp, a Delaware corporation and a wholly-owned subsidiary of Avantor (“Merger Sub”), and the Company, relating to the proposed acquisition of the Company by Avantor. Avantor and Merger Sub are affiliates of the private equity investment firm New Mountain Capital L.L.C. Pursuant to the merger agreement, Merger Sub will be merged with and into the Company (the “merger”) with the Company continuing as the surviving corporation as a wholly-owned subsidiary of Avantor, and, pursuant to the Merger, each share of VWR common stock issued and outstanding immediately prior to the effective time of the merger (other than shares of VWR common stock held by the Company, Avantor or Merger Sub and shares of VWR common stock held by stockholders who are entitled to demand and properly demand appraisal of their shares of VWR common stock, do not vote in favor of adopting the merger agreement and are entitled to and properly exercise their appraisal rights with respect thereto under Delaware law) will be converted at the effective time of the merger into the right to receive $33.25 in cash and without interest and subject to any applicable withholding taxes. The Board of Directors of the Company (the “Board”) has unanimously (i) determined that the transactions contemplated by the merger agreement are fair to and in the best interests of the Company and its stockholders, (ii) approved and declared advisable the merger and the execution, delivery and performance by the Company of the merger agreement and the consummation of the transactions contemplated by the merger agreement, (iii) irrevocably approved for all purposes, to the extent permitted by law, Avantor, Merger Sub and their respective affiliates not to be subject to any “moratorium,” “control share acquisition,” “fair price,” “interested shareholder,” “affiliate transaction,” “business combination,” or other antitakeover laws (including Section 203 of the General Corporation Law of the State of Delaware) of any jurisdiction that may purport to be applicable to the Company, Avantor, Merger Sub or any of their respective affiliates or the merger agreement or the transactions contemplated by the merger agreement with respect to any of the foregoing and (iv) resolved to recommend that the holders of shares of VWR common stock vote in favor of the adoption of the merger agreement and the merger. The Board unanimously recommends that the stockholders of the Company vote “FOR” the proposal to adopt the merger agreement. At the special meeting, stockholders will also be asked to vote on (i) a proposal to approve, on an advisory and non-binding basis, specified compensation that may become payable to the named executive officers of the Company in connection with the merger and (ii) a proposal to approve one or more adjournments of the special meeting to solicit additional proxies, if necessary and to the extent permitted by the merger agreement. The Board unanimously recommends that you vote “FOR” each of these proposals.

The enclosed proxy statement describes the merger agreement and the merger and provides specific information concerning the special meeting. In addition, you may obtain information about the Company from documents filed with the Securities and Exchange Commission. We urge you to, and you should, read the entire proxy statement carefully, and its appendices, including the merger agreement, as it sets forth the details of the merger agreement and other important information related to the merger.

Your vote is very important regardless of the number of shares of VWR common stock you own. Whether or not you plan to attend the special meeting, please mark, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying postage-paid envelope, or submit your proxy electronically by telephone by calling 1-800-454-8683 or over the Internet at www.proxyvote.com. The merger cannot be completed unless stockholders holding at least a majority of the outstanding shares of VWR common stock entitled to vote thereon affirmatively vote in favor of the proposal to adopt the merger agreement. If you fail to vote “FOR” the adoption of the merger agreement, the effect will be the same as a vote “AGAINST” the adoption of the merger agreement.

While stockholders may exercise their right to vote their shares of VWR common stock in person, we recognize that many stockholders may not be able to attend the special meeting or may wish to have their shares of VWR common stock voted by proxy even if they are able to attend. Accordingly, we have enclosed a proxy card that will enable your shares of VWR common stock to be voted on the matters to be considered at the special meeting regardless of whether you are able to attend. Please mark, sign and date the proxy card to indicate your voting instructions and return it in the enclosed postage-paid envelope. You also may submit your proxy by telephone by calling 1-800-454-8683 or over the Internet at www.proxyvote.com. We have provided instructions on the proxy card for using these convenient services. Submitting a proxy will ensure that your shares of VWR common stock are represented at the special meeting, but will not prevent you from submitting a subsequent proxy to change your voting instructions or from voting your shares of VWR common stock in person if you subsequently choose to attend the special meeting.

If you hold your shares of VWR common stock in “street name” through a brokerage firm, bank, trust or other nominee, you should follow the directions provided by your brokerage firm, bank, trust or other nominee regarding how to instruct your brokerage firm, bank, trust or other nominee to vote your shares of VWR common stock. Without following those instructions or obtaining a legal proxy to vote your shares of VWR common stock through your brokerage firm, bank, trust or other nominee, your shares of VWR common stock will not be voted, which will have the same effect as voting against the proposal to adopt the merger agreement.

If you have any questions or need assistance in voting your shares of VWR common stock, please contact our proxy solicitor, D.F. King & Co., Inc., toll free at 1 (877) 283-0325.

Thank you for your continued trust in VWR and your investment in our business.

Sincerely,

Manuel Brocke-Benz

Director, President and Chief Executive Officer

Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

The accompanying proxy statement is dated June 13, 2017 and is first being mailed to VWR stockholders on or about June 13, 2017.

Radnor Corporate Center

Building One, Suite 200

100 Matsonford Road

Radnor, PA 19087

Notice of 2017 Special Meeting of Stockholders

The special meeting of stockholders of VWR Corporation (“VWR” or the “Company”) will be held on Thursday, July 13, 2017 at 11:00 a.m. EDT, at The Radnor Hotel, 591 E. Lancaster Avenue, St. Davids, Pennsylvania 19087 (the “special meeting”). Stockholders of record of shares of VWR common stock at the close of business on June 12, 2017 are entitled to vote at the special meeting. You have received these proxy materials because our Board of Directors (the “Board”) is soliciting your proxy to vote your shares of VWR common stock at the special meeting.

The purposes of the special meeting are:

1.	To consider and vote on a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “merger agreement”), dated as of May 4, 2017, by and among Avantor, Inc., a Delaware corporation (“Avantor”), Vail Acquisition Corp, a Delaware corporation and a wholly-owned subsidiary of Avantor (“Merger Sub”), and the Company, relating to the proposed acquisition of the Company by Avantor. Avantor and Merger Sub are affiliates of the private equity investment firm New Mountain Capital L.L.C. Pursuant to the terms of the merger agreement, Merger Sub will be merged with and into the Company (the “merger”) with the Company continuing as the surviving corporation as a wholly-owned subsidiary of Avantor;
2.	To approve, on an advisory and non-binding basis, specified compensation that may become payable to the Company’s named executive officers in connection with the merger; and
3.	To consider and vote on a proposal to approve one or more adjournments of the special meeting, if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if the Company has not obtained, at the time of the special meeting, sufficient affirmative stockholder votes to adopt the merger agreement.

Our Board has fixed the close of business on June 12, 2017 as the record date for the purpose of determining the stockholders who are entitled to receive notice of, and to vote at, the special meeting and any adjournment or postponement thereof. Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at, the special meeting and at any adjournment or postponement of such special meeting (unless the Board fixes a new record date for stockholders entitled to receive notice of, and to vote at, any adjournment or postponement of the special meeting in accordance with the merger agreement and the Company’s amended and restated bylaws). Each stockholder entitled to vote at the special meeting is entitled to one vote for each share of VWR common stock held by such stockholder on the record date.

The Board has unanimously (i) determined that the transactions contemplated by the merger agreement (the “Transactions”) are fair to and in the best interests of the Company and its stockholders, (ii) approved and declared advisable the merger and the execution, delivery and performance by the Company of the merger agreement and the consummation of the Transactions, (iii) irrevocably approved for all purposes, to the extent permitted by law, Avantor, Merger Sub and their respective affiliates not to be subject to any “moratorium,” “control share acquisition,” “fair price,” “interested shareholder,” “affiliate transaction,” “business combination,” or other antitakeover laws (including Section 203 of the DGCL) of any jurisdiction that may purport to be applicable to the Company, Avantor, Merger Sub or any of their respective affiliates or the merger agreement or the Transactions with respect to any of the foregoing and (iv) resolved to recommend that the holders of shares of VWR common stock vote in favor of the adoption of the merger agreement and the merger.

The Board unanimously recommends that the VWR stockholders vote “FOR” the proposal to adopt the merger agreement, “FOR” the advisory and non-binding proposal to approve specified compensation that may become payable to the Company’s named executive officers in connection with the merger and “FOR” the proposal to approve one or more adjournments of the special meeting to solicit additional proxies, if necessary and to the extent permitted by the merger agreement.

VWR stockholders who do not vote in favor of the proposal to adopt the merger agreement will have the right to seek appraisal of the fair value of their shares of VWR common stock, as determined in accordance with Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”), if they deliver a demand for appraisal before the vote is taken on the merger agreement and comply with all the requirements of Delaware law, including Section 262 of the DGCL, which are summarized in the accompanying proxy statement. Section 262 of the DGCL is reproduced in its entirety in Annex D to the accompanying proxy statement and is incorporated therein by reference.

Your vote is important. Whether or not you plan to attend the special meeting in person, please mark, sign, date and return the enclosed proxy card in the accompanying postage-paid envelope, or submit your proxy electronically by telephone by calling 1-800-454-8683 or over the Internet at www.proxyvote.com as promptly as possible to ensure that your shares of VWR common stock are represented at the special meeting. If you receive more than one proxy because you own shares of VWR common stock registered in different names or addresses, each proxy should be submitted. If you fail to vote for the adoption of the merger agreement, the effect will be the same as a vote against the adoption of the merger agreement.

If you attend the special meeting and vote in person by ballot, your vote will revoke any proxy that you have previously submitted. You also may revoke your proxy at any time before the vote at the special meeting by following the procedures outlined in the accompanying proxy statement.

If you hold your shares of VWR common stock in “street name,” you should instruct your bank, brokerage firm, trust or other nominee how to vote your shares of VWR common stock in accordance with the voting instruction form that you will receive from your bank, brokerage firm, trust or other nominee. Your bank, brokerage firm, trust or other nominee cannot vote on any of the proposals, including the proposal to adopt the merger agreement, without your instructions, which would have the same effect as a vote against the proposal to adopt the merger agreement.

On behalf of VWR’s Board of Directors,

George Van Kula

Senior Vice President, Human Resources, General Counsel and Secretary

June 13, 2017

Radnor, PA

Your Vote is Important

Whether or not you are able to attend the special meeting in person, please follow the instructions included on the enclosed proxy card and submit your proxy by telephone by calling 1-800-454-8683 or over the Internet at www.proxyvote.com, or mark, sign and date the enclosed proxy card and return it in the postage-paid envelope provided as promptly as practicable. If you have Internet access, the Company encourages you to submit your proxy over the Internet. Submitting a proxy over the Internet, by telephone or by mail will not limit your right to vote in person at the special meeting. If you attend the special meeting in person or by proxy and abstain from voting, it will have the same effect as a vote against the proposal to adopt the merger agreement, the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger and the proposal to approve one or more adjournments of the special meeting to solicit additional proxies, if necessary and to the extent permitted by the merger agreement. If you fail to submit a proxy over the Internet, by telephone or by mail and otherwise fail to attend the special meeting and cast your vote in person, or if you hold your shares of VWR common stock in “street name” and fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote against the proposal to adopt the merger agreement and, assuming a quorum is otherwise present, it will have no effect on the outcome of any vote to approve the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger or the proposal to adjourn the special meeting to solicit additional proxies, if necessary and to the extent permitted by the merger agreement. If you return a properly signed and dated proxy card but do not mark the box showing how you wish to vote, your shares of VWR common stock will be voted “FOR” the proposal to adopt the merger agreement, “FOR” the approval of the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger and “FOR” the proposal to adjourn the special meeting to solicit additional proxies, if necessary and to the extent permitted by the merger agreement.

Additional Information

For additional information about the merger, assistance in submitting proxies or voting shares of VWR common stock, or to request additional copies of the proxy statement or the enclosed proxy card, please contact the Company’s proxy solicitor at:

D.F. King & Co., Inc.

48 Wall Street

New York, NY 10005

1 (212) 269-5550 (call collect)

1 (877) 283-0325 (toll free)

If your brokerage firm, bank, trust or other nominee holds your shares of VWR common stock in “street name,” you should also contact your brokerage firm, bank, trust or other nominee for additional information.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON JULY 13, 2017.

The proxy statement is available in the “Investors” section of the Company’s website at investors.vwr.com under “Financial Information.” The information contained on, or accessible through, the Company’s website is not incorporated in, and does not form a part of, the proxy statement or any other report or document filed by or furnished to the Securities and Exchange Commission by the Company.

i

2017 SPECIAL MEETING PROXY STATEMENT

Summary Term Sheet

The following summary highlights information in this proxy statement related to the merger of Vail Acquisition Corp with and into VWR Corporation (the “merger”) and may not contain all the information that is important to you. Accordingly, the Company encourages you to read carefully this entire proxy statement, its annexes and the documents referred to in this proxy statement. Each item in this summary includes a page reference directing you to a more complete description of the item in this proxy statement.

In this proxy statement, the terms the “Company” and “VWR” refer to VWR Corporation, the term “Avantor” refers to Avantor, Inc., the term “Merger Sub” refers to Vail Acquisition Corp, and the term “merger agreement” refers to the Agreement and Plan of Merger, dated as of May 4, 2017, by and among Avantor, Merger Sub and the Company, as such agreement may be amended from time to time.

The Companies (Page 26)

VWR Corporation. VWR is a global independent provider of product and service solutions to laboratory and production customers. With sales in excess of $4.5 billion in 2016, VWR enables science for customers in the pharmaceutical, biotechnology, industrial, education, government and healthcare industries. With more than 160 years of experience, VWR has cultivated a value proposition delivering product choice, operational excellence and differentiated services to improve VWR’s customers’ productivity from research to production. VWR’s differentiated services provide innovative, flexible and customized solutions from scientific research services to custom-manufactured chemical blends. VWR’s dedicated team of more than 10,200 associates is focused on supporting scientists, medical professionals and production engineers to achieve their goals. VWR’s common stock is listed on the NASDAQ Stock Market LLC (“NASDAQ”) under the symbol “VWR.”

VWR Corporation

Radnor Corporate Center

Building One, Suite 200

100 Matsonford Road

Radnor, PA 19087

Avantor, Inc. Avantor is a global supplier of ultra-high-purity materials for the life sciences and advanced technology markets. Avantor provides performance materials and solutions for the production and research needs of approximately 7,900 customers across the biotechnology, pharmaceutical, medical device, diagnostics, aerospace & defense, and semiconductor industries. Avantor’s product portfolio includes more than 30,000 products that meet increasingly stringent standards across technology driven and highly regulated markets. Avantor manufactures and markets its products around the world under several respected brand names. Avantor’s brands of performance chemistries include the J.T.Baker®, Macron Fine Chemicals™, Rankem™, BeneSphera™, Puritan Products™, and POCH™ brands. Avantor’s brands of advanced silicones include the NuSil™ and CareSil™ brands.

Avantor, Inc.

3477 Corporate Parkway

Center Valley, PA 18034

Vail Acquisition Corp. Merger Sub is a wholly-owned subsidiary of Avantor, and was formed on May 3, 2017, solely for the purpose of engaging in the transactions contemplated by the merger agreement (the “Transactions”) and has not engaged in any business except for activities incidental to its incorporation and in connection with the Transactions and arranging of the financing in connection with the merger.

Vail Acquisition Corp

c/o Avantor, Inc.

3477 Corporate Parkway

Center Valley, PA 18034

Avantor and Merger Sub are affiliated with New Mountain Capital, L.L.C. (“New Mountain”), a New York based investment firm that emphasizes business building and growth. The firm currently manages private equity, public equity and credit funds with approximately $15 billion in aggregate capital commitments.

1

2017 SPECIAL MEETING PROXY STATEMENT

Summary Term Sheet (continued)

The Special Meeting (Page 19)

Date, Time and Place. The special meeting of the stockholders of the Company will be held on Thursday, July 13, 2017 starting at 11:00 a.m., Eastern Daylight Time, at The Radnor Hotel, 591 E. Lancaster Avenue, St. Davids, Pennsylvania 19087 (the “special meeting”).

Purpose. At the special meeting, holders of our commons stock, par value $0.01 per share, of the Company (the “VWR commons stock”) will be asked to consider and vote upon (1) a proposal to adopt the merger agreement, (2) a proposal to approve, on an advisory and non-binding basis, specified compensation that may become payable to the Company’s named executive officers in connection with the merger, and (3) a proposal to approve one or more adjournments of the special meeting, if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if the Company has not obtained, at the time of the special meeting, sufficient affirmative stockholder votes to adopt the merger agreement.

Record Date and Quorum. You are entitled to vote at the special meeting if you owned shares of VWR common stock at the close of business on June 12, 2017, the record date for determining the stockholders entitled to notice of and to vote at the special meeting. You will have one vote for each share of VWR common stock that you owned on the record date. As of June 12, 2017 there were 131,823,770 shares of VWR common stock issued and outstanding and entitled to vote. Each share of VWR common stock is entitled to one vote. A majority of the outstanding shares of VWR common stock entitled to vote, present in person or represented by proxy, will constitute a quorum for purposes of the special meeting. In the event that a quorum is not present at the special meeting, the special meeting may be postponed or adjourned as necessary pursuant to the terms of the merger agreement and the amended and restated bylaws of the Company to solicit additional proxies.

Voting and Proxies. Any stockholder of record entitled to vote at the special meeting may submit a proxy by telephone by calling 1-800-454-8683, over the Internet at www.proxyvote.com or by marking, signing, dating and returning the enclosed proxy card by mail. Stockholders of record entitled to vote may also vote in person at the special meeting. If you intend to submit your proxy by telephone or over the Internet, you must do so by 11:59 P.M. Eastern Daylight Time on July 12, 2017. If you intend to submit your proxy by mail, your completed proxy card must be received no later than July 12, 2017. Even if you plan to attend the special meeting, to ensure that your shares of VWR common stock are voted, please submit a proxy to vote your shares of VWR common stock by marking, signing, dating and returning the enclosed proxy card or by using the telephone number printed on your proxy card or by using the Internet voting instructions printed on your proxy card.

If you submit your proxy but do not indicate how you wish your shares of VWR common stock to be voted, your shares of VWR common stock will be voted “FOR” the proposal to adopt the merger agreement, “FOR” the proposal to approve the advisory and non-binding proposal to approve specified compensation that may become payable to the named executive officers of the Company in connection with the merger and “FOR” the adjournment proposal.

If any of your shares of VWR common stock are held in “street name,” you should instruct your brokerage firm, bank, trust or other nominee on how to vote such shares of VWR common stock by following the instructions provided by your brokerage firm, bank, trust or other nominee. If any of your shares of VWR common stock are held in “street name,” you must obtain a legal proxy from such nominee in order to vote such shares of VWR common stock in person at the special meeting. If you fail to provide your nominee with instructions on how to vote your shares of VWR common stock held in “street name,” your nominee will not be able to vote such shares of VWR common stock at the special meeting.

Vote Required. The adoption of the merger agreement requires the affirmative vote of a majority of the outstanding shares of VWR common stock entitled to vote thereon. If you abstain from voting, fail to submit a proxy over the Internet, by telephone or by mail and also fail to attend the special meeting and cast your vote in person, or, with respect to shares of VWR common stock you hold in “street name,” fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement.

The approval of the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger and, if a quorum is present, the approval of the proposal to adjourn the special meeting, if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if the Company has not obtained, at the time of the special meeting, sufficient affirmative stockholder votes to adopt the merger agreement, require the affirmative vote of a majority of the shares of VWR common stock present in person or represented by proxy at the special meeting and entitled to vote on the subject matter. If a quorum is not present, the approval of the proposal to adjourn the special meeting requires the affirmative vote of the holders of a majority the shares of VWR common stock present in

2

2017 SPECIAL MEETING PROXY STATEMENT

Summary Term Sheet (continued)

person or represented by proxy at the meeting and entitled to vote at the meeting. If you attend the special meeting in person or by proxy and abstain from voting, it will have the same effect as a vote “AGAINST” the non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger and the proposal to adjourn the special meeting. If you fail to submit a proxy over the Internet, by telephone or by mail and also fail to attend the special meeting and vote in person, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the outcome of any vote to approve the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger or the proposal to adjourn the special meeting, assuming a quorum is present.

A list of the VWR stockholders entitled to vote at the special meeting will be available for inspection at the special meeting and at Radnor Corporate Center, Building One, Suite 200, 100 Matsonford Road, Radnor, PA 19087 during ordinary business hours, for ten days prior to the special meeting.

Concurrently with the execution and delivery of the merger agreement, Varietal Distribution Holdings, LLC (“Varietal”), which held approximately 34.7% of the outstanding shares of VWR common stock as of June 12, 2017, delivered to Avantor and Merger Sub a voting and support agreement (the “Voting and Support Agreement”), pursuant to which Varietal agreed, among other things, to vote its shares of VWR common stock in favor of the merger and the adoption of the merger agreement and to grant an irrevocable proxy to Avantor with respect thereto. See “The Special Meeting—Voting and Support Agreement,” on page 20 of this proxy statement, for additional information. A copy of the Voting and Support Agreement is attached hereto as Annex B.

Revocability of Proxy. Any holder of record of shares of VWR common stock may revoke his, her or its proxy at any time before it is voted at the special meeting by any of the following actions:

•	delivering to the Company’s Corporate Secretary a signed written notice of revocation bearing a date later than the date of the proxy, stating that the proxy is revoked and that is received by the Company’s Corporate Secretary no later than July 12, 2017;
•	attending the special meeting and voting such stockholder’s shares of VWR common stock in person (your attendance at the meeting will not, by itself, revoke your proxy, you must also vote in person at the special meeting);
•	signing and delivering a new proxy relating to the same shares of VWR common stock and bearing a later date and that is received no later than July 12, 2017; or
•	submitting a new proxy by telephone or over the Internet by 11:59 p.m. Eastern Daylight Time on July 12, 2017.

Written notices of revocation and other communications with respect to the revocation of any proxies should be addressed to:

VWR Corporation

Radnor Corporate Center

Building One, Suite 200

100 Matsonford Road

Radnor, PA 19087

(610) 386-1700

Attn: Corporate Secretary

If you are a “street name” holder of shares of VWR common stock, you may change your voting instructions by submitting new voting instructions to your brokerage firm, bank, trust or other nominee in accordance with the instructions provided by your brokerage firm, bank, trust or other nominee. You must contact your nominee to obtain instructions as to how to change or revoke your prior voting instructions.

The Merger (Page 27)

The merger agreement provides that at the effective time of the merger (the “effective time”), Merger Sub will merge with and into the Company, and the separate corporate existence of Merger Sub will cease and the Company will continue as the surviving corporation (the “surviving corporation”) in the merger as a wholly-owned subsidiary of Avantor.

If the merger is completed, each share of VWR common stock issued and outstanding immediately prior to the effective time (other than (i) shares of VWR common stock owned by the Company (excluding any shares of VWR common stock owned by any subsidiary of the Company, which will remain outstanding), Avantor or Merger Sub and (ii) shares as to which appraisal rights have been properly demanded and perfected in accordance with Section 262 of the General Corporation Law of the State of

3

2017 SPECIAL MEETING PROXY STATEMENT

Summary Term Sheet (continued)

Delaware (the “DGCL”)) will be automatically converted into the right to receive $33.25 in cash and without interest and subject to any applicable withholding taxes (such amount, the “merger consideration”).

The merger consideration of $33.25 per share of VWR common stock to be received by VWR stockholders represents:

•	a 17% premium to the unaffected closing price of VWR common stock on May 2, 2017 (the last trading day prior to the publication of market speculation regarding a potential sale of VWR);
•	a 20% premium over the 30 trading day volume weighted average price (“VWAP”) of VWR common stock as of May 2, 2017; and
•	a 24% premium over the 90 trading day VWAP of VWR common stock as of May 2, 2017.

The closing sale price of a share of VWR common stock on NASDAQ on June 12, 2017 was $32.97. You are encouraged to obtain current market quotations for a share of VWR common stock in connection with voting your shares of VWR common stock.

Upon completion of the merger, shares of VWR common stock will no longer be listed on any stock exchange or quotation system and will only represent the right to receive the merger consideration (or if you are entitled to and have properly demanded appraisal of your shares of VWR common stock in accordance with Section 262 of the DGCL, the fair value of your shares of VWR common stock, together with interest, if any, on the amount determined to be the fair value, subject to Section 262 of the DGCL, as determined by the Delaware Court of Chancery). You will not own any shares of the surviving corporation. A copy of the merger agreement is attached as Annex A to this proxy statement. Please read it carefully and in its entirety.

Recommendation of the Board of Directors and Reasons for the Merger (Page 32)

The Board of Directors of VWR (the “Board”) unanimously (i) determined that the Transactions are fair to and in the best interests of the Company and its stockholders, (ii) approved and declared advisable the merger and the execution, delivery and performance by the Company of the merger agreement and the consummation of the Transactions, (iii) irrevocably approved for all purposes, to the extent permitted by law, Avantor and Merger Sub and their respective affiliates not to be subject to any antitakeover laws that may purport to be applicable to the Company, Avantor, Merger Sub or any of their respective affiliates or the merger agreement or the Transactions with respect to any of the foregoing and (iv) resolved to recommend that the holders of shares of VWR common stock vote in favor of the adoption of the merger and merger agreement. Accordingly, the Board unanimously recommends that holders of shares of VWR common stock vote “FOR” the proposal to adopt the merger agreement at the special meeting.

For the factors considered by the Board in reaching its decision to approve and recommend the merger agreement, see “The Merger—Recommendation of the Board and Reasons for the Merger” beginning on page 32 of this proxy statement.

The Board also unanimously recommends that holders of shares of VWR common stock vote “FOR” the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger and “FOR” the proposal to adjourn the special meeting to solicit additional proxies, if necessary and to the extent permitted by the merger agreement.

Opinion of the Company’s Financial Advisor (Page 37 and Annex C)

In connection with the merger, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”), VWR’s financial advisor, delivered to the Board a written opinion, dated May 4, 2017, as to the fairness, from a financial point of view and as of the date of the opinion, to the holders of shares of VWR common stock, of the merger consideration to be received by such holders in the merger. A copy of the written opinion, dated May 4, 2017, of BofA Merrill Lynch, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex C to this document and is incorporated by reference herein in its entirety. BofA Merrill Lynch provided its opinion to the Board (in its capacity as such) for the benefit and use of the Board in connection with and for purposes of its evaluation of the merger consideration from a financial point of view. BofA Merrill Lynch’s opinion does not address any other aspect of the merger and no opinion or view was expressed as to the relative merits of the merger in comparison to other strategies or transactions that might be available to VWR or in which VWR might engage or as to the underlying business decision of VWR to proceed with or effect the merger. BofA Merrill Lynch’s opinion does not address any other aspect of the merger and does

4

2017 SPECIAL MEETING PROXY STATEMENT

Summary Term Sheet (continued)

not constitute a recommendation to any stockholder as to how to vote or act in connection with the proposed merger or any related matter.

Conditions to the Merger (Page 67)

The respective obligation of each party to effect the merger is subject to the satisfaction or waiver on or prior to the effective time of certain conditions, including, among other conditions, the following:

•	no judgment issued by any governmental entity of competent jurisdiction or law or other legal prohibition (each, a “legal restraint”) preventing or prohibiting the consummation of the merger being in effect;
•	adoption of the merger agreement by holders of VWR common stock constituting the company requisite vote (as defined in the section entitled “The Merger Agreement—The Special Meeting”);
•	the applicable waiting period under the the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and certain foreign antitrust laws have expired or terminated;
•	the obtainment of any required clearances, consents, approvals and waivers under any applicable foreign antitrust law;
•	obtainment of required approval by the Committee on Foreign Investment in the United States (“CFIUS”), if applicable;
•	receipt of written notice of no objections under the the Australian Foreign Acquisitions and Takeovers Act 1975 (Cth) (“FATA”) or the preclusion of objections by the FATA due to passage of time;
•	the representations and warranties of the Company (subject to certain exceptions) being true and correct as of the date of the merger agreement and as of the date on which the closing of the merger occurs (the “closing date”) as though made on and as of such date, except to the extent any such representation or warranty expressly relates to a specified date (in which case on and as of such specified date), other than for such failures to be true and correct that would not reasonably be expected to, individually or in the aggregate, have a Company material adverse effect;
•	the representations and warranties of Avantor and Merger Sub being true and correct as of the date of the merger agreement and as of the closing date as though made on and as of such date, except to the extent any such representation and warranty expressly relates to a specified date (in which case on and as of such specified date), other than for such failures to be true and correct that would not reasonably be expected to, individually or in the aggregate, prevent or materially delay the consummation of the Transactions or the ability of Avantor or Merger Sub to perform their obligations under the merger agreement in any material respect; and
•	the Company, Avantor and Merger Sub having performed, in all material respects, their respective obligations required to be performed at or prior to the closing under the merger agreement.

Go-Shop; No-Solicitation; Competing Takeover Proposals (Page 59)

Under the merger agreement, the Company, its subsidiaries and their respective directors and officers and other representatives are permitted to, among other things, until 11:59 p.m. (New York City time) on June 8, 2017 (the “go-shop period end-date”):

•	directly or indirectly solicit, initiate or encourage any takeover proposal (as defined in the section entitled “The Merger Agreement—VWR Board Recommendation”) or the making thereof, including by way of furnishing non-public information and other access to any person or its representatives pursuant to an acceptable confidentiality agreement provided that prior to or substantially concurrently with the time it is provided to such other person (and in any event within 24 hours), the Company will make available to Avantor any material non-public information with respect to the Company or its subsidiaries furnished to such other person not previously furnished to Avantor; and
•	directly or indirectly participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate the making of any proposal that constitutes, or would reasonably be expected to lead to, any takeover proposal.

With respect to any person other than an excluded party (as defined in the section entitled “The Merger Agreement—VWR Board Recommendation”), beginning on the date immediately following the go-shop period end-date, the Company, its subsidiaries and their respective directors and officers will not, and the Company will direct its and its subsidiaries’ other representatives not to:

•	directly or indirectly solicit, initiate or knowingly encourage or facilitate any inquiries, proposals or offers with respect to or that would reasonably be expected to lead to, or the submission of, any takeover proposal;
•	execute or enter into any agreement or understanding with respect to any takeover proposal;

5

2017 SPECIAL MEETING PROXY STATEMENT

Summary Term Sheet (continued)

•	directly or indirectly participate in any discussions or negotiations regarding, or furnish to any party any information with respect to, or take any other action to facilitate the making of any proposal that constitutes, or would reasonably be expected to lead to, any takeover proposal;
•	take any action to make the provisions of any applicable law or any restrictive provision of any applicable anti-takeover provision in the Company’s organizational documents inapplicable to any transactions contemplated by a takeover proposal; or
•	authorize, commit or agree to do any of the foregoing.

Except as expressly permitted by the merger agreement, beginning on the date immediately following the go-shop period end-date, the Company will, and will cause its subsidiaries and its and their respective representatives to, except with respect to any excluded party immediately:

•	cease all communications, solicitations, discussions and negotiations regarding any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, a takeover proposal or otherwise in connection with a takeover proposal or potential takeover proposal;
•	request the prompt return or destruction of all confidential information previously furnished to any party within the last six months for the purposes of evaluating a possible takeover proposal; and
•	terminate access to any physical or electronic data rooms relating to a possible takeover proposal.

Notwithstanding anything to the contrary contained in the merger agreement, prior to obtaining the company requisite vote and after the go-shop period end-date, in response to an unsolicited bona fide takeover proposal, or a takeover proposal from an excluded party, in each case that did not result from a material breach of the foregoing, and that the Board determines in good faith, after consultation with its outside counsel and financial advisor, constitutes or would reasonably be expected to lead to a superior company proposal (as defined in the section entitled “The Merger Agreement—VWR Board Recommendation”) (such proposal, a “qualifying company takeover proposal”) and the failure to take any such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable law, the Company may:

•	furnish non-public information and other access to the party making such qualifying company takeover proposal and its representatives pursuant to an acceptable confidentiality agreement so long as the Company also provides Avantor, in accordance with the terms of its confidentiality agreement and substantially concurrently with the time such information or access is provided to such party (and in any event within 24 hours), any material non-public information or access with respect to the Company or its subsidiaries furnished to such other party that was not previously furnished to Avantor; and
•	enter into or otherwise participate in discussions or negotiations with such party and its representatives regarding such qualifying company takeover proposal, including soliciting, encouraging and facilitating the making of a revised qualifying company takeover proposal.

Termination of the Merger Agreement (Page 68)

The Company, Merger Sub and Avantor may terminate the merger agreement by mutual written consent at any time before the closing date. In addition, either Avantor or the Company may terminate the merger agreement at any time before the closing date if:

•	if the closing date has not occurred on or before the outside date (an “outside date termination”) provided that this right to terminate the merger agreement will not be available to any party whose material breach of the merger agreement has been the primary cause of, or resulted in, the failure of the merger to occur on or prior to such date; provided further, however, that if the conditions relating to the (i) expiration or termination of the applicable waiting period under the HSR Act and certain foreign antitrust laws, (ii) obtainment of any required clearances, consents, approvals and waivers under any applicable foreign antitrust law, (iii) obtainment of required approvals by CFIUS, if applicable and (iv) receipt of written notice of no objections under the FATA or the preclusion of objections under the FATA due to passage of time have not been satisfied or waived as of the outside date, then the outside date will automatically extend, without any action on the part of Company, Merger Sub or Avantor, to the date that is three months after the outside date;
•	if CFIUS notifies Avantor or the Company in writing that CFIUS intends to send a report to the President of the United States for decision on the matter recommending that the Transactions be suspended or prohibited or the U.S. Department of Defense, Defense Security Service (“DSS”) refuses to accept any remedial actions whatsoever to mitigate foreign ownership, control or influence;

6

2017 SPECIAL MEETING PROXY STATEMENT

Summary Term Sheet (continued)

•	if any legal restraint permanently preventing or prohibiting the merger is in effect and becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this clause complies in all material respects with its obligations relating to such legal restraint (treating Avantor and Merger Sub as one party); or
•	the approval by the stockholders of the Company required for the consummation of the merger is not obtained by reason of the failure to obtain the company requisite vote at the special meeting (or any adjournments or postponements thereof) at which the merger is voted upon (a “vote down termination”).

Avantor may also terminate the merger agreement if:

•	the Company breaches or fails to perform any of its representations, warranties or covenants contained in the merger agreement, which breach or failure to perform would give rise to the failure of a condition set forth in the merger agreement and cannot be or has not been cured prior to the earlier of (x) 30 days after the giving of written notice to the Company of such breach and (y) the second business day prior to the outside date (provided that Avantor and Merger Sub are not then in material breach of any representation, warranty or covenant contained in the merger agreement) (a “Company breach termination”); or
•	prior to the date of the special meeting an adverse recommendation change (as defined in the section entitled “The Merger Agreement—VWR Board Recommendation”) has occurred;

The Company may also terminate the merger agreement if:

•	Avantor or Merger Sub breaches or fails to perform any of its representations, warranties or covenants contained in the merger agreement, which breach or failure to perform would give rise to the failure of a condition set forth in the merger agreement and cannot be or has not been cured prior to the earlier of (x) 30 days after the giving of written notice to Avantor or Merger Sub of such breach and (y) the second business day prior to the outside date (provided that the Company is not then in material breach of any representation, warranty or covenant contained in the merger agreement);
•	(i) the Board has received a superior company proposal that did not result from a breach of the Company’s obligations under the go-shop and non-solicitation provisions of the merger agreement, (ii) the Company has complied with its obligations with respect to the provisions of the merger agreement relating to an adverse recommendation change and (iii) the Company has paid, or simultaneously with the termination of the merger agreement pays, the Company termination fee; or
•	(i) all of the conditions precedent to Avantor and Merger Sub’s respective obligation to consummate the merger have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the effective time but subject to such conditions being capable of being satisfied at the effective time), (ii) Avantor or Merger Sub fail to complete the closing by the date the closing is required to have occurred pursuant to the merger agreement, (iii) the Company has delivered an written notice to Avantor confirming that, if the financing is funded, it stands ready, willing and able to consummate the Transactions and (iv) Avantor and Merger Sub fail to consummate the merger within two business days following delivery of such written confirmation to Avantor.

Termination Fees and Expenses (Page 68)

The Company has agreed to pay Avantor or its designee a fee of $85 million if the merger agreement is terminated during the go-shop period or after the go-shop period in connection with a takeover proposal (as described in “The Merger Agreement—VWR Board Recommendation,” but substituting “50%” for each reference to “20%”) from an excluded party, or, otherwise, $170 million if the merger agreement is terminated under certain other circumstances. Avantor has agreed to pay the Company $300 million in cash upon the termination of the merger agreement under certain circumstances.

Except as expressly set forth in the merger agreement, all fees and expenses incurred in connection with the merger agreement, the Transactions will be paid by the party incurring such fees or expenses, whether or not the merger is consummated.

Interests of the Company’s Directors and Executive Officers in the Merger (Page 42)

In considering the recommendation of the Board with respect to the merger agreement and the merger, you should be aware that the Company’s executive officers and directors have economic interests in the merger that are different from, or in addition to, those of VWR stockholders generally. These interests may create potential conflicts of interest. The Board was aware of and

7

2017 SPECIAL MEETING PROXY STATEMENT

Summary Term Sheet (continued)

considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger and in reaching its determination that the Transactions are fair to and in the best interests of the Company and its stockholders, and decision to approve and declare advisable the merger agreement and the merger. These material interests are summarized below.

•	the receipt of payments and benefits by executive officers under individual employment arrangements that were in place prior to the execution of the merger agreement upon certain types of terminations of employment that may occur in connection with the merger;
•	the full accelerated vesting of VWR equity awards upon the effective time consistent with the terms of the merger agreement;
•	retention bonuses and gross-up payments to be paid by the Company to certain of its executive officers; and
•	continued indemnification rights in favor of directors and officers of the Company.

Financing of the Merger (Page 50)

We anticipate that the total funds needed to complete the Transactions, including the refinancing of our existing indebtedness, will be approximately $6.6 billion, which will be funded by a combination of preferred equity financing and debt financing, together with available cash on hand at each of Avantor and, after consummation of the merger, the Company. This amount includes the funds needed to (1) pay stockholders the amounts due under the merger agreement, (2) make payments in respect of VWR’s outstanding equity-based awards and existing TRA (as defined in the subsection entitled “The Merger—Interests of the Company’s Directors and Executive Officers in the Merger—Income Tax Receivable Agreement” beginning on page 52 of this proxy statement), as applicable, pursuant to the merger agreement and (3) pay all fees and expenses payable by Avantor and Merger Sub under the merger agreement. In connection with the Transactions, (a) Avantor and Vail Holdco Corp., a Delaware corporation (“Vail Holdco”) and the entity that will be the direct parent of Avantor (“Issuer”) have obtained preferred equity financing commitments of $2.65 billion from Broad Street Principal Investments, L.L.C. (“BSPI”), an affiliate of Goldman Sachs & Co. LLC and an affiliate of a fund that has been invested in VWR since prior to its initial public offering and (b) Avantor has obtained debt financing commitments of $7.75 billion from certain debt financing parties (in each case, pursuant to the terms and conditions as described further under “The Merger—Financing of the Merger” beginning on page 50 of this proxy statement). The merger is not conditioned on Avantor’s or Merger Sub’s ability to obtain preferred equity financing or debt financing.

Regulatory Matters (Page 74)

Under the merger agreement, the merger cannot be completed until, among other things,

•	the applicable waiting periods under the HSR Act and certain foreign antitrust laws have expired or terminated;
•	the obtainment of any required clearances, consents, approvals and waivers under any applicable foreign antitrust law;
•	the obtainment of required approval by CFIUS, if applicable; and
•	the receipt of written notice of no objections under the FATA or the preclusion of objections by the FATA due to passage of time.

U.S. Federal Income Tax Consequences of the Merger (Page 71)

The receipt of cash in exchange for shares of VWR common stock pursuant to the merger will generally be a taxable transaction for U.S. federal income tax purposes. Stockholders will generally recognize gain or loss equal to the difference, if any, between the amount of cash received and the adjusted tax basis of the shares of VWR common stock surrendered. VWR stockholders who are U.S. Holders (as defined in the section entitled “U.S. Federal Income Tax Consequences of the Merger” beginning on page 71 of this proxy statement) will generally be subject to U.S. federal income tax on any gain recognized in connection with the merger. VWR stockholders who are Non-U.S. Holders (as defined in the section entitled “U.S. Federal Income Tax Consequences of the Merger” beginning on page 71 of this proxy statement) will not generally be subject to U.S. federal income tax on any gain recognized in connection with the merger unless the stockholder has certain connections to the United States. The tax consequences of the merger to VWR stockholders will depend upon their particular circumstances. VWR stockholders should consult their own tax advisors to determine the tax consequences of the merger to them, as well as tax consequences arising under the laws of any state, local or foreign jurisdiction.

Appraisal Rights (Page 76)

Under Delaware law, if the merger is completed, VWR stockholders who do not vote in favor of adoption of the merger agreement will have the right to seek appraisal of the fair value of their shares of VWR common stock as determined by the Delaware Court

8

2017 SPECIAL MEETING PROXY STATEMENT

Summary Term Sheet (continued)

of Chancery, but only if they submit a written demand for such an appraisal prior to the vote on the merger agreement, perfect their appraisal rights by complying with all of the required Delaware law procedures, which are summarized in this proxy statement, and are entitled to maintain a judicial proceeding for appraisal under Section 262 of the DGCL. Section 262 of the DGCL is attached as Annex D to this proxy statement. Please read it carefully and in its entirety.

Treatment of Shares of VWR Common Stock and Outstanding Equity Awards (Page 43)

Stock Options. Unless otherwise agreed to by the parties, pursuant to the merger agreement and consistent with the terms of VWR’s 2014 Equity Incentive Plan (the “company equity plan”), each VWR stock option that is outstanding and unexercised immediately prior to the effective time will become fully vested and will be cancelled and converted into the right to receive an amount in cash determined by multiplying (i) the excess of the merger consideration, if any, over the exercise price per share of VWR common stock underlying such stock option by (ii) the number of shares of VWR common stock subject to such stock option immediately prior to the effective time; provided that any VWR stock option with an exercise price per share of VWR common stock underlying such stock option that equals or exceeds the merger consideration will be cancelled without the payment of consideration.

Restricted Stock Units. Unless otherwise agreed to by the parties, pursuant to the merger agreement and consistent with the terms of the company equity plan, each restricted stock unit (“RSU”) that is outstanding and unvested immediately prior to the effective time will be converted into a vested right to receive cash in an amount equal to the merger consideration.

Consummation of the Merger

We currently expect the merger to be completed in the third quarter of 2017. However, the Company cannot predict the exact timing of the consummation of the merger or whether the merger will be consummated at all. In order to consummate the merger, VWR stockholders must vote to adopt the merger agreement at the special meeting and the other closing conditions under the merger agreement, including receipt of certain regulatory approvals, must be satisfied or, to the extent legally permitted, waived.

9

2017 SPECIAL MEETING PROXY STATEMENT

Questions and Answers

About the Merger and the Special Meeting

The following questions and answers address briefly some questions you may have regarding the merger agreement, the merger and the special meeting. These questions and answers may not address all questions that may be important to you as a holder of shares of VWR common stock. For important additional information, please refer to the more detailed discussion contained elsewhere or incorporated by reference into this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement.

Q:	Why am I receiving these proxy materials?

A:	You are receiving this proxy statement and proxy card in connection with the solicitation of proxies by the Board because you were a stockholder of VWR as of June 12, 2017, the record date for the special meeting. To complete the merger, VWR stockholders holding a majority of the outstanding shares of VWR common stock as of the record date must vote to adopt the merger agreement. A copy of the merger agreement is attached to this proxy statement as Annex A. The Company will submit the merger agreement to its stockholders for adoption at the special meeting described in this proxy statement. For more information, read the section entitled “The Special Meeting” beginning on page 19 of this proxy statement.

You are also being asked to vote to approve the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger and the proposal to approve one or more adjournments of the special meeting to solicit additional proxies, if necessary and to the extent permitted by the merger agreement.

This proxy statement, which you should read carefully, contains important information about the merger, the merger agreement and the special meeting and the matters to be voted on thereat. The enclosed materials allow you to submit a proxy to vote your shares of VWR common stock without attending the special meeting and to ensure that your shares of VWR common stock are represented and voted at the special meeting.

Your vote is very important. Even if you plan to attend the special meeting, we encourage you to submit a proxy as soon as possible.

Q:	What is the proposed transaction?

A:	The proposed transaction is the acquisition of the Company by Avantor pursuant to the merger agreement. If the proposal to adopt the merger agreement is approved by our stockholders and the other closing conditions under the merger agreement have been satisfied or waived, subject to the terms and conditions of the merger agreement, Merger Sub, a wholly-owned subsidiary of Avantor, will be merged with and into the Company. The Company will be the surviving corporation in the merger and will continue as a wholly-owned subsidiary of Avantor.

Q:	What will happen to the Company generally as a result of the merger?

A:	If the merger is completed, the Company will cease to be an independent public company and will be wholly-owned by Avantor. As a result, you will no longer have any ownership interest in the Company. Upon completion of the merger, shares of VWR common stock will no longer be listed on any stock exchange or quotation system, including NASDAQ. In addition, following the completion of the merger, the registration of VWR common stock and the Company’s reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be terminated.

Q:	What will happen to my shares of VWR common stock as a result of the merger?

A:	If the merger is completed, each share of VWR common stock that you hold immediately prior to the effective time will be converted into the right to receive $33.25 in cash and without interest and subject to any applicable withholding taxes. This does not apply to shares of VWR common stock held by any VWR stockholders who are entitled to and who have properly demanded and perfected their appraisal rights in accordance with Section 262 of the DGCL as more fully described in the section entitled “Appraisal Rights” beginning on page 76 of this proxy statement.

10

2017 SPECIAL MEETING PROXY STATEMENT

Questions and Answers About the Merger and the Special Meeting (continued)

Q:	How does the merger consideration compare to the market price of VWR common stock?

A:	The merger consideration of $33.25 per share to be received by VWR stockholders represents:

•	a 17% premium to the unaffected closing price of VWR common stock on May 2, 2017 (the last trading day prior to the publication of market speculation regarding a potential sale of VWR);
•	a 20% premium over the 30 trading day VWAP of VWR common stock as of May 2, 2017; and
•	a 24% premium over the 90 trading day VWAP of VWR common stock as of May 2, 2017.

The closing sale price of a share of VWR common stock on NASDAQ on June 12, 2017 was $32.97. You are encouraged to obtain current market quotations for a share of VWR common stock in connection with voting your shares of VWR common stock.

Q:	When is the merger expected to be completed?

A:	We currently expect the merger to be completed in the third quarter of 2017. However, the merger is subject to various closing conditions, including VWR stockholder and regulatory approvals, and it is possible that the failure to timely meet these closing conditions or other factors outside of the Company’s control could delay the completion of the merger. The Company cannot assure you that it will complete the merger on this schedule or at all.

Q:	When and where will the special meeting be held?

A:	The special meeting will be held on Thursday, July 13, 2017 starting at 11:00 a.m., Eastern Daylight Time, at The Radnor Hotel, 591 E. Lancaster Avenue, St. Davids, Pennsylvania 19087.

Q:	What are the proposals that will be voted on at the special meeting?

A:	You will be asked to consider and vote on (1) a proposal to adopt the merger agreement, (2) a proposal to approve, on an advisory and non-binding basis, specified compensation that may become payable to the Company’s named executive officers in connection with the merger and (3) a proposal to approve one or more adjournments of the special meeting, if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if the Company has not obtained, at the time of the special meeting, sufficient affirmative stockholder votes to adopt the merger agreement.

Q:	How does the Board recommend that I vote on the proposals?

A:	The Board unanimously determined that the Transactions are fair to and in the best interests of the Company and its stockholders and approved and declared advisable the merger and the merger agreement. Thus, the Board unanimously recommends that you vote “FOR” the proposal to adopt the merger agreement. For more information, read the section entitled “The Merger—Recommendation of the Board and Reasons for the Merger” beginning on page 32 of this proxy statement. The Board also unanimously recommends that you vote “FOR” the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger and “FOR” the proposal to adjourn the special meeting to solicit additional proxies, if necessary and to the extent permitted by the merger agreement.

Q:	What happens if the merger is not completed for any reason?

A:	If the merger is not completed for any reason, VWR stockholders will not receive any payment for their shares of VWR common stock in connection with the merger. Instead, the Company will remain a stand-alone public company, and shares of VWR common stock will continue to be listed and traded on NASDAQ. Under specified circumstances, the Company may be required to pay Avantor a termination fee, as described under “The Merger Agreement—Termination Fees and Expenses” beginning on page 68 of this proxy statement.

11

2017 SPECIAL MEETING PROXY STATEMENT

Questions and Answers About the Merger and the Special Meeting (continued)

Q:	What will happen if stockholders do not approve the advisory and non-binding proposal on executive compensation that may become payable to the Company’s named executive officers in connection with the merger?

A:	The approval of the advisory and non-binding proposal on executive compensation that may become payable to the Company’s named executive officers in connection with the merger is not a condition to the completion of the merger. The vote on this proposal is an advisory vote and will not be binding on the Company or Avantor. If the merger agreement is approved by the stockholders and completed, the merger-related compensation may be paid to the Company’s named executive officers even if stockholders do not approve this proposal.

Q:	Who is entitled to attend and vote at the special meeting?

A:	The record date for the special meeting is June 12, 2017. If you are the record owner of shares of VWR common stock as of the close of business on the record date, you are entitled to notice of, and to vote at, the special meeting or any adjournment of the special meeting. As of the record date, there were approximately 131,823,770 shares of VWR common stock issued and outstanding held collectively by approximately two stockholders of record. If you hold your shares of VWR common stock in “street name” you must obtain and present a proxy from your brokerage firm, bank, trust or other nominee in order to attend and vote your shares of VWR common stock in person at the special meeting.

Q:	How many votes are required to adopt the merger agreement?

A:	Under Delaware law, stockholders holding at least a majority of the outstanding shares of VWR common stock entitled to vote thereon must affirmatively vote “FOR” the proposal to adopt the merger agreement.

Q:	Are there any stockholders who have already committed to vote in favor of the merger?

A:	Yes. Varietal, which held approximately 34.7% of the outstanding shares of VWR common stock as of June 12, 2017, executed the Voting and Support Agreement with Avantor and Merger Sub, pursuant to which it agreed, among other things and subject to certain limitations, to vote the Varietal Securities (as described under “The Special Meeting—Voting and Support Agreement,” on page 20) in favor of the merger and the adoption of the merger agreement and to grant an irrevocable proxy to Avantor with respect thereto. See “The Special Meeting—Voting and Support Agreement,” on page 20, for additional information.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed by the Company for the special meeting. For the proposal to adopt the merger agreement, you may vote “FOR”, “AGAINST” or “ABSTAIN.” If you abstain from voting, fail to submit a proxy, or if you hold your shares of VWR common stock in “street name” and fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote against the proposal to adopt the merger agreement.

The approval of the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger and, if a quorum is present, the approval of the proposal to adjourn the special meeting if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if the Company has not obtained, at the time of the special meeting, sufficient affirmative stockholder votes to adopt the merger agreement, require the affirmative vote of a majority of the shares of VWR common stock present in person or represented by proxy at the special meeting and entitled to vote on the subject matter. If a quorum is not present, the approval of the proposal to adjourn the special meeting requires the affirmative vote of the holders of a majority of the shares of VWR common stock present in person or represented by proxy at the meeting and entitled to vote at the meeting. If you attend the special meeting in person or by proxy and abstain from voting, it will have the same effect as a vote against the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger and the proposal to adjourn the special meeting. If you fail to attend the special meeting in person or by proxy, or if you hold your shares of VWR common stock in “street name” and fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the outcome of any vote to approve the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger or the proposal to adjourn the special meeting.

12

2017 SPECIAL MEETING PROXY STATEMENT

Questions and Answers About the Merger and the Special Meeting (continued)

Q:	What is a quorum?

A:	A quorum will be present if holders of a majority of the shares of VWR common stock outstanding and entitled to vote are present in person or represented by proxy at the special meeting. If a quorum is not present at the special meeting, the special meeting may be adjourned or postponed from time to time until a quorum is obtained in accordance with the merger agreement and the Company’s amended and restated bylaws.

If you mark, sign, date and return a proxy card (or otherwise properly submit a proxy over the Internet or by telephone) but abstain or fail to provide voting instructions on any of the proposals listed on the proxy card, your shares of VWR common stock will be counted for purpose of determining whether a quorum is present at the special meeting.

If your shares of VWR common stock are held in “street name” by your brokerage firm, bank, trust or other nominee and you do not obtain a proxy from your broker or other nominee and attend the special meeting in person or do not instruct the nominee how to vote your shares of VWR common stock, these shares of VWR common stock will not be voted at the special meeting, nor will they be counted for purposes of determining whether a quorum is present for the transaction of business at the special meeting.

Q:	What do I need to do now?

A:	After carefully reading and considering the information contained in this proxy statement, including the annexes and the other documents referred to in this proxy statement, please vote your shares of VWR common stock as described below. You have one vote for each share of VWR common stock you own as of the record date.

Q:	How do I vote if I am a stockholder of record?

A:	You may:

•	submit a proxy by telephone by calling 1-800-454-8683 and following the telephone voting instructions printed on your proxy card;
•	submit a proxy over the Internet at www.proxyvote.com and following the Internet voting instructions printed on your proxy card;
•	submit a proxy by marking, signing and dating the enclosed proxy card and each additional proxy card you receive from the Company and returning each proxy card in its accompanying postage-paid envelope; or
•	vote your shares of VWR common stock in person by appearing and casting your vote at the special meeting.

If you are submitting a proxy by telephone or over the Internet, your voting instructions must be received by 11:59 p.m. Eastern Daylight Time on July 12, 2017. If you are submitting a proxy by mail, your completed proxy card must be received no later than July 12, 2017.

Submitting a proxy by telephone over the Internet, or by mail will not prevent you from voting in person at the special meeting. You are encouraged to submit a proxy by telephone, over the Internet or by mail even if you plan to attend the special meeting in person, to ensure that your shares of VWR common stock are represented at the special meeting.

If you return a properly signed and dated proxy card but do not mark the box showing how you wish to have your shares of VWR common stock voted, your shares of VWR common stock will be voted “FOR” the proposal to adopt the merger agreement, “FOR” the approval of the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger and “FOR” the proposal to adjourn the special meeting to solicit additional proxies, if necessary and to the extent permitted by the merger agreement. With respect to any other matter that properly comes before the special meeting, shares of VWR common stock represented by proxies received by the Company will be voted with respect to such matter in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

13

2017 SPECIAL MEETING PROXY STATEMENT

Questions and Answers About the Merger and the Special Meeting (continued)

Q:	How do I vote if my shares of VWR common stock are held by my brokerage firm, bank, trust or other nominee?

A:	If your shares of VWR common stock are held in a brokerage account or by another nominee, such as a bank or trust, then the brokerage firm, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares of VWR common stock. However, you still are considered to be the beneficial owner of those shares of VWR common stock, with your shares of VWR common stock being held in “street name.” “Street name” holders cannot vote their shares of VWR common stock directly and must instead instruct the brokerage firm, bank, trust or other nominee how to vote their shares of VWR common stock. Your brokerage firm, bank, trust or other nominee will only be permitted to vote your shares of VWR common stock for you at the special meeting if you instruct it how to vote. Therefore, it is important that you promptly follow the directions provided by your brokerage firm, bank, trust or other nominee regarding how to instruct it to vote your shares of VWR common stock. If you wish to vote your shares of VWR common stock held in “street name” in person at the special meeting, you must obtain, and present at the special meeting, a proxy from your brokerage firm, bank, trust or other nominee authorizing you to vote such shares of VWR common stock at the special meeting. Failure to obtain a proxy from your brokerage firm, bank, trust or other nominee authorizing you to vote at the special meeting and to instruct your brokerage firm, bank, trust or other nominee how to vote your shares of VWR common stock will have the same effect as voting “AGAINST” the proposal to adopt the merger agreement but will have no effect on the outcome of any vote to approve the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger or the proposal to adjourn the special meeting to solicit additional proxies, if necessary and to the extent permitted by the merger agreement.

In addition, because any shares of VWR common stock you may hold in “street name” will be deemed to be held by a different stockholder than any shares of VWR common stock you hold of record, shares of VWR common stock held in “street name” will not be combined for voting purposes with shares of VWR common stock you hold of record. To be sure your shares of VWR common stock are represented and voted at the special meeting, you should instruct your brokerage firm, bank, trust or other nominee on how to vote your shares of VWR common stock held in “street name.”

Q:	What does it mean if I receive more than one proxy?

A:	If you receive more than one proxy, it means that you hold shares of VWR common stock that are registered in more than one account. For example, if you own your shares of VWR common stock in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and you will need to mark, sign, date and return, a separate proxy card for those shares of VWR common stock because they are held in a different form of record ownership. Therefore, to ensure that all of your shares of VWR common stock are voted, you will need to mark, sign, date and return each proxy card you receive or submit a proxy by telephone or over the Internet for each proxy card you receive by using the different control number(s) on each proxy card.

Q:	May I change my vote or revoke my proxy after I have delivered my proxy?

A:	Yes. If you are a stockholder of record of shares of VWR common stock, you have the right to change or revoke your proxy before the vote is taken at the special meeting:

•	by delivering to the Company’s Corporate Secretary a signed written notice of revocation bearing a date later than the date of the proxy, stating that the proxy is revoked and that is received by the Company’s Corporate Secretary no later than July 12, 2017;
•	by attending the special meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must also vote in person at the special meeting);
•	by signing and delivering a new proxy relating to the same shares of VWR common stock and bearing a later date and that is received no later than July 12, 2017; or
•	by submitting a new proxy by telephone or over the Internet by 11:59 p.m. Eastern Daylight Time on July 12, 2017.

14

2017 SPECIAL MEETING PROXY STATEMENT

Questions and Answers About the Merger and the Special Meeting (continued)

Written notices of revocation and other communications with respect to the revocation of any proxies should be addressed to:

VWR Corporation

Radnor Corporate Center

Building One, Suite 200

100 Matsonford Road

Radnor, PA 19087

(610) 386-1700

Attn: Corporate Secretary

If you are a “street name” holder of shares of VWR common stock, you should contact your brokerage firm, bank, trust or other nominee to obtain instructions as to how to change or revoke your voting instructions.

Q:	What are the material U.S. federal income tax consequences of the merger to me?

A:	The receipt of cash in exchange for shares of VWR common stock pursuant to the merger will generally be a taxable transaction for U.S. federal income tax purposes. You will generally recognize gain or loss equal to the difference, if any, between the amount of cash you receive and the adjusted tax basis of your shares of VWR common stock. If you are a U.S. Holder (as defined in the section entitled “U.S. Federal Income Tax Consequences of the Merger” beginning on page 71 of this proxy statement), you will generally be subject to U.S. federal income tax on any gain recognized in connection with the merger. If you are a Non-U.S. Holder (as defined in the section entitled “U.S. Federal Income Tax Consequences of the Merger” beginning on page 71 of this proxy statement), you will generally not be subject to U.S. federal income tax on any gain recognized in connection with the merger unless you have certain connections to the United States. Under certain circumstances, the Company may be required to withhold a portion of your merger consideration under applicable tax laws. The tax consequences of the merger to you will depend on your particular circumstances, and you should consult your own tax advisors to determine how the merger will affect you. For a more detailed summary of the tax consequences of the merger, see “U.S. Federal Income Tax Consequences of the Merger” beginning on page 71 of this proxy statement.

Q:	What will the holders of VWR stock options and RSUs receive in the merger?

Pursuant to the merger agreement and consistent with the terms of the company equity plan, all equity awards outstanding immediately prior to the effective time will be subject to the following treatment, unless otherwise agreed to by the parties:

•	each VWR stock option that is outstanding and unexercised immediately prior to the effective time will become fully vested and will be cancelled and converted into the right to receive an amount in cash determined by multiplying (i) the excess of the merger consideration, if any, over the exercise price per share of VWR common stock underlying such stock option by (ii) the number of shares of VWR common stock subject to such stock option immediately prior to the effective time; provided that any VWR stock option with an exercise price per share of VWR common stock underlying such stock option that equals or exceeds the merger consideration will be cancelled without the payment of consideration; and
•	each RSU that is outstanding and unvested immediately prior to the effective time will be converted into a vested right to receive cash in an amount equal to the merger consideration.

Q:	Am I entitled to appraisal rights?

A:

If the merger is completed, VWR stockholders who hold their shares of VWR common stock of record and who do not vote in favor of the adoption of the merger agreement at the special meeting and who also hold their shares of VWR common stock through the effective date of the merger, will have the right to seek appraisal of the fair value of their shares of VWR common stock, as determined by the Delaware Court of Chancery, together with interest, if any, on the amount determined to be the fair value, subject to the conditions set forth in Section 262 of the DGCL, but only if such VWR stockholders submit a written demand for such an appraisal prior to the vote on the merger agreement at the special meeting and otherwise comply with all of the procedures set forth in Section 262 of the DGCL necessary to properly perfect appraisal rights under Delaware law, as described in the section entitled “Appraisal Rights” beginning on page 76 of this proxy

15

2017 SPECIAL MEETING PROXY STATEMENT

Questions and Answers About the Merger and the Special Meeting (continued)

statement. A copy of the full text of Section 262 of the DGCL, is included as Annex D to this proxy statement. Failure to strictly comply with the procedures set forth in Section 262 of the DGCL will result in the loss of appraisal rights.

Q:	Should I send in my stock certificates or other evidence of ownership now?

A:	No. If the merger is completed, you will be sent a letter of transmittal with detailed written instructions for exchanging your shares of VWR common stock for the merger consideration. If your shares of VWR common stock are held in “street name” by your brokerage firm, bank, trust or other nominee, you will receive instructions from your brokerage firm, bank, trust or other nominee as to how to effect the surrender of your “street name” shares of VWR common stock in exchange for the merger consideration. PLEASE DO NOT SEND IN YOUR STOCK CERTIFICATES AT THIS TIME.

Q:	What happens if I sell my shares of VWR common stock before the special meeting?

A:	The record date for stockholders entitled to vote at the special meeting is earlier than the date of the special meeting and the expected closing date of the merger. If you transfer your shares of VWR common stock after the record date but before the special meeting, you will, unless special arrangements are made, retain your right to vote at the special meeting but will transfer the right to receive the merger consideration to the person to whom you transferred your shares of VWR common stock.

In addition, if you sell your shares of VWR common stock prior to the special meeting or prior to the effective time, you will not be eligible to exercise appraisal rights with respect to those shares of VWR common stock in respect of the merger. For a more detailed discussion of appraisal rights and the requirements for perfecting your appraisal rights, see “Appraisal Rights” beginning on page 76 and Annex D of this proxy statement.

Q:	What is householding and how does it affect me?

A:	The Securities and Exchange Commission (the “SEC”) permits companies to send a single set of proxy materials to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if the applicable stockholder provides advance notice and follows certain procedures.

In such cases, each stockholder continues to receive a separate notice of the special meeting and proxy card. Certain brokerage firms may have instituted householding for beneficial owners of shares of VWR common stock held through such firms. If your family has multiple accounts holding shares of VWR common stock, you may have already received householding notification from your broker. Please contact your broker directly if you have any questions or require additional copies of this proxy statement. The broker will arrange for delivery of a separate copy of this proxy statement promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.

Q:	Who can answer further questions?

A:	For additional questions about the merger, assistance in submitting proxies or voting shares of VWR common stock, or to request additional copies of the proxy statement or the enclosed proxy card, please contact the Company’s proxy solicitor at:

D.F. King & Co., Inc.

48 Wall Street

New York, NY 10005

1 (212) 269-5550 (call collect)

1 (877) 283-0325 (toll free)

If your brokerage firm, bank, trust or other nominee holds your shares of VWR common stock in “street name,” you should also call your brokerage firm, bank, trust or other nominee for additional information.

16

2017 SPECIAL MEETING PROXY STATEMENT

Cautionary Factors Regarding

Forward-Looking Statements

This proxy statement, and the documents incorporated by reference in this proxy statement, include forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this proxy statement are forward-looking statements. Forward-looking statements discuss the Company’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. These statements may be preceded by, followed by or include the words “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “outlook,” “plan,” “potential,” “project,” “projection,” “propose,” “seek,” “can,” “could,” “may,” “should,” “would,” “will,” the negatives thereof and other words and terms of similar meaning.

Forward-looking statements are inherently subject to risks, uncertainties and assumptions; they are not guarantees of performance. You should not place undue reliance on these statements. The Company has based these forward-looking statements on its current expectations and projections about future events. Although the Company believes that its assumptions made in connection with the forward-looking statements are reasonable, it cannot assure you that the assumptions and expectations will prove to be correct; and no assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements. You should understand that the following important factors, in addition to those discussed in the Company’s filings with the SEC, including our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017 and Annual Report on Form 10-K for the year ended December 31, 2016 and matters described or incorporated by reference in this proxy statement, could affect the Company’s future results and could cause those results or other outcomes to differ materially from those expressed or implied in its forward-looking statements:

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement by either party or result in negative consequences to VWR or VWR stockholders;
•	the Company’s failure to obtain the required vote of its stockholders to adopt the merger agreement, the parties’ failure to obtain any required regulatory approval, the prohibition of consummating the merger by a court or other governmental authority or the failure to satisfy any of the other closing conditions to the merger, and delays in connection with the foregoing;
•	Avantor’s failure to obtain the necessary financing arrangements set forth in the debt commitment letter and the preferred equity commitment letter delivered pursuant to the merger agreement or have the required amount of cash available at closing;
•	risk that the merger agreement may be terminated in circumstances that require us to pay Avantor a termination fee;
•	risks related to distraction of management due to the substantial commitments of time and resources required for matters relating to the merger;
•	risks related to the requirements under the merger agreement to operate in the ordinary course of business and refrain from taking certain actions with respect to business and financial affairs;
•	risks related to the influence on the decisions of the Company’s directors and executive officers regarding support for the merger based upon interests different from stockholders (including, for example, accelerated vesting and payment for certain stock-based incentive awards). See “Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 42 of this proxy statement;
•	the effect of the announcement of the merger on the Company’s stock price, on its ability to retain and hire key personnel and on its ability to maintain relationships with its customers, suppliers and employees, and on its operating results and business generally;
•	the fact that, if the merger is completed, stockholders will forgo the opportunity to realize the potential long-term value of the successful execution of the Company’s current strategy as an independent company;
•	the outcome of any litigation related to the merger or related to any enforcement proceeding commenced against the Company to perform the Company’s obligations under the merger agreement; and
•	other risks and uncertainties detailed in the Company’s filings with the SEC, including the information contained under the caption “Risk Factors” herein and information in our consolidated financial statements and notes thereto included in tour Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017 and Annual Report on Form 10-K for the year ended December 31, 2016 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2016. See “Where You Can Find More Information” beginning on page 84 of this proxy statement.

17

2017 SPECIAL MEETING PROXY STATEMENT

Cautionary Factors Regarding Forward-Looking Statements (continued)

All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. In addition, all forward-looking statements speak only as of the date of this report. The Company undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise other than as required under the federal securities laws.

18

2017 SPECIAL MEETING PROXY STATEMENT

The Special Meeting

Date, Time, Place and Purpose of the Special Meeting

This proxy statement is being furnished to VWR stockholders as part of the solicitation of proxies by the Company’s officers, directors and employees for use at the special meeting to be held on Thursday, July 13, 2017 starting at The Radnor Hotel, 591 E. Lancaster Avenue, St. Davids, Pennsylvania 19087, Eastern Daylight Time, at 11:00 a.m., or at any adjournment or postponement thereof. The purpose of the special meeting is for VWR stockholders to consider and vote on the following:

1. a proposal to adopt the merger agreement;

2. a proposal to approve, on an advisory and non-binding basis, specified compensation that may become payable to the Company’s named executive officers in connection with the merger; and

3. a proposal to approve one or more adjournments of the special meeting, if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if the Company has not obtained, at the time of the special meeting, sufficient affirmative stockholder votes to adopt the merger agreement.

VWR stockholders must adopt the merger agreement in order for the merger to occur. A copy of the merger agreement is attached to this proxy statement as Annex A. You are urged to read the merger agreement carefully in its entirety.

Record Date and Quorum

Our Board has fixed the close of business on June 12, 2017 as the record date for the purpose of determining the stockholders who are entitled to receive notice of and to vote at the special meeting. Only holders of record of shares of VWR common stock on the record date are entitled to receive notice of, and to vote at, the special meeting and at any adjournment or postponement of that meeting (unless the Board fixes a new record date for stockholders entitled to receive notice of, and to vote at, any adjournment or postponement of the special meeting in accordance with the merger agreement and the bylaws of the Company). As of June 12, 2017 there were 131,823,770 shares of VWR common stock outstanding and entitled to vote. Each share of VWR common stock entitles its holder to one vote on all matters properly coming before the special meeting.

A majority of the outstanding shares of VWR common stock entitled to vote, present in person or represented by proxy, constitutes a quorum for the purpose of considering the proposals. Shares of VWR common stock held by stockholders present in person or represented by proxy at the special meeting but not voted, including shares of VWR common stock for which proxies have been duly executed, dated and received but for which stockholders have abstained, will be treated as present at the special meeting for purposes of determining the presence or absence of a quorum for the transaction of all business. If a quorum fails to attend the special meeting, the presiding officer may adjourn the special meeting. See “— Adjournments” below.

Vote Required for Approval

You may vote “FOR” or “AGAINST”, or you may “ABSTAIN” from voting on, each proposal to be considered and voted on at the special meeting.

Consummation of the merger requires the adoption of the merger agreement by the affirmative vote of stockholders holding at least a majority of the issued and outstanding shares of VWR common stock entitled to vote thereon. Therefore, if you abstain or fail to submit a proxy by telephone, over the Internet or by mail and otherwise fail to attend the special meeting and cast your vote on the proposal to adopt the merger agreement, or, with respect to shares of VWR common stock you hold in “street name,” if you fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote against the adoption of the merger agreement.

The approval of the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger and, if a quorum is present, the approval of the proposal to adjourn the special meeting if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if the Company has not obtained, at the time of the special meeting, sufficient affirmative stockholder votes to adopt the merger agreement, require the affirmative vote of a majority of the shares of VWR common stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter. If a quorum is not present, the approval of the proposal to adjourn the special meeting

19

2017 SPECIAL MEETING PROXY STATEMENT

The Special Meeting (continued)

requires the affirmative vote of the holders of a majority of the shares of VWR common stock present in person or represented by proxy at the meeting and entitled to vote at the meeting. If you attend the special meeting in person or by proxy and abstain from voting, it will have the same effect as a vote against the advisory and non-binding proposal on specified compensation payable to the Company’s named executive officers in connection with the merger and the proposal to adjourn the special meeting to solicit additional proxies, if necessary and to the extent permitted by the merger agreement. If you fail to attend the special meeting in person or by proxy, or if you hold your shares of VWR common stock in “street name” and fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the outcome of any vote to approve the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger or the proposal to adjourn the special meeting to solicit additional proxies, if necessary and to the extent permitted by the merger agreement.

Voting and Support Agreement

Concurrently with the execution and delivery of the merger agreement, Varietal, which held approximately 34.7% of the outstanding shares of VWR common stock as of June 12, 2017 (the “Varietal Securities”), delivered to Avantor and Merger Sub the Voting and Support Agreement. The form of the Voting and Support Agreement is attached to the proxy statement as Annex B. Pursuant to the terms of the Voting and Support Agreement, Varietal agreed, among other things, to vote the Varietal Securities in favor of the approval of the merger agreement and the approval of the Transactions and against (i) any change in the Board, (ii) any takeover proposal (as described under “The Merger Agreement—VWR Board Recommendation,” beginning on page 60) or any other proposal made in opposition to the merger agreement or the Transactions, and (iii) any other proposal or action that would constitute a breach of any covenant, representation or warranty or any other obligation or agreement of VWR under the merger agreement or of Varietal under the Voting and Support Agreement or that is intended or could reasonably be expected to prevent, frustrate, impede, interfere with, materially delay or adversely affect the Transactions, in each case subject to the limitations set forth in the Voting and Support Agreement, and has also granted an irrevocable proxy to Avantor with respect thereto.

Subject to certain exceptions, the Voting and Support Agreement prohibits transfers by Varietal of any of the Varietal Securities prior to the termination of the Voting and Support Agreement and certain other actions that would impair the ability of Varietal to fulfill its obligations under the Voting and Support Agreement.

The Voting and Support Agreement will terminate upon the earliest to occur of (i) termination of the merger agreement, (ii) the effective time, (iii) any change to the merger agreement without the prior written consent of Varietal that reduces any consideration payable to Varietal or changes the form of consideration payable to Varietal and (iv) the mutual consent of Avantor, Merger Sub and Varietal.

Voting and Proxies

Holders of record of shares of VWR common stock may vote their shares of VWR common stock by attending the special meeting and voting their shares of VWR common stock in person. Alternatively, you may have your shares of VWR common stock voted in one of the following three ways, whether or not you plan to attend the special meeting:

•	by submitting a proxy by telephone by calling 1-800-454-8683 and following the telephone voting instructions printed on your proxy card;
•	by submitting a proxy over the Internet at www.proxyvote.com and following the Internet voting instructions printed on your proxy card; or
•	by marking, signing and dating each proxy card you receive and returning it in its accompanying postage-paid envelope.

If you are submitting a proxy by telephone or over the Internet, your voting instructions must be received by 11:59 p.m. Eastern Daylight Time on July 12, 2017. If you are submitting a proxy by mail, your completed proxy card must be received no later than July 12, 2017.

Submitting a proxy by telephone, over the Internet or by mail will not prevent you from voting in person at the special meeting. You are encouraged to submit a proxy by telephone, over the Internet or by mail, even if you plan to attend the special meeting, to ensure that your shares of VWR common stock are represented at the special meeting.

All shares of VWR common stock represented by properly signed and dated proxies received in time for the special meeting will be voted at the special meeting in the manner specified by the holder. If you return a properly signed and dated proxy card but

20

2017 SPECIAL MEETING PROXY STATEMENT

The Special Meeting (continued)

do not mark the boxes showing how you wish to vote, your shares of VWR common stock will be voted “FOR” the proposal to adopt the merger agreement, “FOR” the approval on an advisory and non-binding basis, of specified compensation that may become payable to the Company’s named executive officers in connection with the merger and “FOR” the approval of the proposal to adjourn the special meeting to solicit additional proxies, if necessary and to the extent permitted by the merger agreement. With respect to any other matter that properly comes before the special meeting, all shares of VWR common stock represented by proxies received by the Company will be voted with respect to such matter in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

If your shares of VWR common stock are held in “street name,” you will receive instructions from your brokerage firm, bank, trust or other nominee that you must follow in order to have your shares of VWR common stock voted. If you have not received such voting instructions or require further information regarding such voting instructions, contact your brokerage firm, bank, trust or other nominee, as the case may be. Brokers who hold shares of VWR common stock in “street name” for a beneficial owner of those shares of VWR common stock typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from the beneficial owner. However, brokers are not allowed to vote with respect to the approval of matters that are “non-routine,” such as adoption of the merger agreement, without specific instructions from the beneficial owner. Broker non-votes, with respect to any proposal, are shares of VWR common stock held by a broker or other nominee present in person or represented at a meeting at which at least one “routine” proposal is presented, but with respect to which the broker or other nominee is not instructed by the beneficial owner of such shares of VWR common stock to vote on the particular proposal and the broker does not have discretionary voting power on such proposal. Because all proposals for the special meeting are non-routine and non-discretionary, the Company anticipates that there will not be any broker non-votes in connection with any proposal. If your broker or other nominee holds your shares of VWR common stock in “street name,” your broker or other nominee will vote your shares of VWR common stock only if you provide instructions on how to vote. If your broker or other nominee holds your shares of VWR common stock in “street name” and you do not obtain a proxy from your broker or other nominee to vote such shares of VWR common stock at the special meeting and do not provide your broker or other nominee instructions on how to vote your shares of VWR common stock, your shares of VWR common stock will not count toward the determination of a quorum and this will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement and will have no effect on the outcome of any vote to approve the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger or the proposal to adjourn the special meeting. Please follow the directions on the voting instruction form sent to you by your brokerage firm, bank, trust or other nominee with this proxy statement.

Revocation of Proxies

Proxies received by the Company before the vote being taken at the special meeting, which have not been revoked or superseded before being voted, will be voted at the special meeting. If you are a stockholder of record of shares of VWR common stock, you have the right to change or revoke your proxy before the vote is taken at the special meeting by taking any of the following actions:

•	delivering to the Company’s secretary a signed written notice of revocation bearing a date later than the date of the proxy, stating that the proxy is revoked and that is received by the Company’s Corporate Secretary no later than July 12, 2017;
•	attending the special meeting and voting your shares of VWR common stock in person (your attendance at the meeting will not, by itself, revoke your proxy; you must also vote in person at the meeting);
•	signing and delivering a new proxy, relating to the same shares of VWR common stock and bearing a date later than the date of the earlier proxy and that is received no later than July 12, 2017; or
•	submitting a new proxy over the Internet or by telephone by 11:59 p.m. Eastern Daylight Time on July 12, 2017.

Written notices of revocation and other communications with respect to the revocation of any proxies should be addressed to:

VWR Corporation

Radnor Corporate Center

Building One, Suite 200

100 Matsonford Road

Radnor, PA 19087

(610) 386-1700

Attn: Corporate Secretary

21

2017 SPECIAL MEETING PROXY STATEMENT

The Special Meeting (continued)

If you are a “street name” holder of shares of VWR common stock, you may change your voting instructions by submitting new voting instructions to your brokerage firm, bank, trust or other nominee in accordance with the instructions provided by your brokerage firm, bank, trust or other nominee. You must contact your nominee to obtain instructions as to how to change or revoke your prior voting instructions.

Adjournments

The Company is submitting a proposal for consideration at the special meeting to authorize the named proxies to approve one or more adjournments of the special meeting, if necessary and to the extent permitted by the merger agreement, if at the time of the special meeting the Company has not received proxies representing a sufficient number of votes to adopt the merger agreement. Even though a quorum may be present at the special meeting, it is possible that the Company may not have received proxies representing a sufficient number of votes to adopt the merger agreement by the time of the special meeting. In that event, the Company would expect to adjourn the special meeting in order to solicit additional proxies. The adjournment proposal relates only to an adjournment of the special meeting for purposes of soliciting additional proxies to obtain the requisite stockholder approval to adopt the merger agreement. Any other adjournment of the special meeting, to the extent permitted by the merger agreement, including an adjournment required because of the absence of a quorum, would be voted upon pursuant to the discretionary authority granted by the proxies and by those present in person at the special meeting.

The approval of the proposal to approve one or more adjournments of the special meeting, if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if the Company has not obtained, at the time of the special meeting, sufficient affirmative stockholder votes to adopt the merger agreement, requires, if a quorum is present, the affirmative vote of a majority of the shares of VWR common stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter and, if a quorum is not present, the affirmative vote of the holders of a majority of the shares of VWR common stock present in person or represented by proxy at the meeting and entitled to vote at the special meeting. If you attend the special meeting in person or by proxy and abstain from voting, it will have the same effect as a vote against the proposal to adjourn the special meeting. If you fail to attend the special meeting in person or by proxy, or if you hold your shares of VWR common stock in “street name” and fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the proposal to adjourn the special meeting.

The Board unanimously recommends that you vote “FOR” the adjournment proposal. Properly executed proxies will be voted “FOR” the adjournment proposal, unless otherwise noted on the proxies. If the special meeting is adjourned and the time for and place of the reconvened meeting are announced at the meeting at which the adjournment is taken, the Company is not required to give notice of the time and place of the adjourned meeting unless the adjournment is for more than 30 days or the Board fixes a new record date for determining stockholders entitled to receive notice of, or to vote at, the adjourned special meeting.

Solicitation of Proxies

The Board is soliciting your proxy, and the Company will bear the cost of soliciting proxies. The Company’s directors, officers and employees may solicit proxies on its behalf in person, by telephone, email or facsimile. These persons will not be paid additional remuneration for their efforts. The Company has also retained D.F. King & Co., Inc. (“D.F. King”) to assist in the solicitation of proxies at a fee estimated not to exceed $25,000, plus reasonable expenses. The Company will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of VWR common stock that the brokers and fiduciaries hold of record. Upon request, the Company will reimburse them for their reasonable out-of-pocket expenses. The Company will pay all expenses of filing, printing and mailing this proxy statement, including solicitation expenses. The Company has also agreed to indemnify D.F. King against liabilities arising out of or relating to the rendering of services by D.F. King in connection with its proxy solicitation services.

Stockholder List

A list of VWR stockholders entitled to vote at the special meeting will be available for inspection at the Company’s principal executive offices located at Radnor Corporate Center, Building One, Suite 200, 100 Matsonford Road, Radnor, PA 19087 at least ten days prior to the date of the special meeting and continuing through the special meeting for any purpose germane to the meeting. The list will also be available at the special meeting for inspection by any stockholder present at the meeting.

22

2017 SPECIAL MEETING PROXY STATEMENT

The Special Meeting (continued)

Questions and Additional Information

If you have questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact the Company’s proxy solicitor at:

D.F. King & Co., Inc.

48 Wall Street

New York, NY 10005

1 (212) 269-5550 (call collect)

1 (877) 283-0325 (toll free)

23

2017 SPECIAL MEETING PROXY STATEMENT

Proposals Submitted to VWR Stockholders

The Merger Agreement Proposal

(Item 1 on the Proxy Card)

The Company is asking its stockholders to adopt the merger agreement that the Company has entered into with Avantor and Merger Sub. A copy of the merger agreement is attached to this proxy statement as Annex A. You are urged to read the merger agreement carefully and in its entirety.

For a summary and detailed information regarding this proposal, see the information about the merger agreement and the merger throughout this proxy statement, including the information set forth in the sections entitled “The Merger” beginning on page 27 of this proxy statement and “The Merger Agreement” beginning on page 53 of this proxy statement.

Under Delaware law, stockholders holding at least a majority of the outstanding shares of VWR common stock entitled to vote thereon must affirmatively vote for the proposal to adopt the merger agreement in order for the Company to complete the merger. If you abstain from voting, fail to submit a proxy over the Internet, by telephone, by mail or otherwise fail to attend the special meeting and cast your vote in person or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote against the proposal to adopt the merger agreement.

The Board unanimously approved and declared the merger advisable, and determined that the Transactions are fair to and in the best interests of the Company and its stockholders and unanimously resolved to recommend that the Company’s stockholders adopt the merger agreement. See “The Merger—Recommendation of the Board and Reasons for the Merger” beginning on page 32 of this proxy statement.

The Board unanimously recommends that holders of shares of VWR common stock vote “FOR” the proposal to adopt the merger agreement.

The Named Executive Officer Merger-Related Compensation Proposal

(Item 2 on the Proxy Card)

Pursuant to by Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, the Company is required to submit a proposal to approve, on an advisory and non-binding basis, specified compensation that may become payable to the Company’s named executive officers in connection with the merger. This proposal, commonly known as “say-on-golden parachutes” (the “named executive officer merger-related compensation proposal”), gives the VWR stockholders the opportunity to vote on an advisory and non-binding basis, on the compensation that the named executive officers may be entitled to receive from the Company that is based on or otherwise relates to the merger. This compensation is summarized in the table and the footnotes thereto under “The Merger—Interests of the Company’s Directors and Executive Officers in the Merger—Golden Parachute Compensation” beginning on page 47 of this proxy statement.

The Board encourages you to review carefully the named executive officer merger-related compensation information disclosed in this proxy statement.

The Board unanimously recommends that the VWR stockholders adopt the following resolution:

“RESOLVED, that the stockholders of VWR Corporation hereby approve, on a non-binding, advisory basis, the compensation to be paid or become payable by VWR Corporation to its named executive officers that is based on or otherwise relates to the merger as disclosed in the Company’s proxy statement pursuant to Item 402(t) of Regulation S-K under the section titled “Golden Parachute Compensation” and the corresponding table and the footnotes thereto.”

The vote on the named executive officer merger-related compensation proposal is a vote separate and apart from the vote on the proposal to adopt the merger agreement. Accordingly, you may vote to adopt the merger agreement and vote not to approve the named executive officer merger-related compensation proposal and vice versa. Because the vote on the named executive officer merger-related compensation proposal is advisory only, it will not be binding on either the Company or Avantor. Accordingly, if the merger agreement is adopted and the merger is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the non-binding, advisory vote of the VWR stockholders.

24

2017 SPECIAL MEETING PROXY STATEMENT

Proposals Submitted to VWR Stockholders (continued)

The above resolution approving, on an advisory and non-binding basis, specified compensation that may become payable to the Company’s named executive officers in connection with the merger will require the affirmative vote of a majority of the shares of VWR common stock present in person or represented by proxy at the special meeting and entitled to vote on the subject matter. If you attend the special meeting in person or by proxy and abstain from voting, it will have the same effect as a vote against the non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger. If you fail to attend the special meeting in person or by proxy, or if you hold your shares of VWR common stock in “street name” and fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the outcome of any vote to approve the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger.

The Board unanimously recommends that holders of shares of VWR common stock vote “FOR” the named executive officer merger-related compensation proposal.

The Adjournment Proposal

(Item 3 on the Proxy Card)

The Company is asking its stockholders to approve a proposal to adjourn the special meeting, if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if the Company has not obtained, at the time of the special meeting, sufficient affirmative stockholder votes to adopt the merger agreement. If the VWR stockholders approve the adjournment proposal, the Company could adjourn the special meeting, and any adjourned session of the special meeting, and use the additional time to solicit additional proxies.

If, at the special meeting, the number of shares of VWR common stock present in person or represented by proxy and voting in favor of the proposal to adopt the merger agreement is not sufficient to approve that proposal, the Company may move to adjourn the special meeting in order to enable the Company’s directors, officers and employees to solicit additional proxies for the adoption of the merger agreement. In that event, the Company will ask its stockholders to vote only upon the proposal to approve the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger and the adjournment proposal, and not the merger agreement proposal. If a quorum is present, the approval of the proposal to adjourn the special meeting, if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if the Company has not obtained, at the time of the special meeting, sufficient affirmative stockholder votes to adopt the merger agreement, requires the affirmative vote of a majority of the shares of VWR common stock present in person or represented by proxy and entitled to vote on the subject matter. If a quorum is not present, the approval of the proposal to adjourn the special meeting requires the affirmative vote of the holders of a majority of the shares of VWR common stock present in person or represented by proxy at the meeting and entitled to vote at the meeting. If you attend the special meeting in person or by proxy and abstain from voting, it will have the same effect as a vote against the proposal to adjourn the special meeting. If you fail to attend the special meeting in person or by proxy, fail to submit a proxy over the Internet, by telephone, by mail or otherwise fail to attend the special meeting and cast your vote, or if you hold your shares of VWR common stock in “street name” and fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the outcome of any vote to approve the proposal to adjourn the special meeting.

The adjournment proposal relates only to an adjournment of the special meeting occurring for purposes of soliciting additional proxies for adoption of the merger agreement proposal in the event that, at the time of the special meeting, the Company has not received a sufficient number of votes to approve that proposal. The Company retains full authority to the extent set forth in its bylaws and Delaware law (subject to the terms of the merger agreement) to adjourn the special meeting for any other purpose, or to postpone the special meeting before it is convened, without the consent of the VWR stockholders.

The Board unanimously recommends that holders of shares of VWR common stock vote “FOR” the adjournment proposal.

25

2017 SPECIAL MEETING PROXY STATEMENT

The Companies

VWR Corporation. VWR is a global independent provider of product and service solutions to laboratory and production customers. With sales in excess of $4.5 billion in 2016, VWR enables science for customers in the pharmaceutical, biotechnology, industrial, education, government and healthcare industries. With more than 160 years of experience, VWR has cultivated a value proposition delivering product choice, operational excellence and differentiated services to improve VWR’s customers’ productivity from research to production. VWR’s differentiated services provide innovative, flexible and customized solutions from scientific research services to custom-manufactured chemical blends. VWR’s dedicated team of more than 10,200 associates is focused on supporting scientists, medical professionals and production engineers to achieve their goals. VWR’s common stock is listed on NASDAQ under the symbol “VWR.”

VWR Corporation

Radnor Corporate Center

Building One, Suite 200

100 Matsonford Road

Radnor, PA 19087

(610) 386-1700

Avantor, Inc. Avantor is a global supplier of ultra-high-purity materials for the life sciences and advanced technology markets. Avantor provides performance materials and solutions for the production and research needs of approximately 7,900 customers across the biotechnology, pharmaceutical, medical device, diagnostics, aerospace & defense, and semiconductor industries. Avantor’s product portfolio includes more than 30,000 products that meet increasingly stringent standards across technology driven and highly regulated markets. Avantor manufactures and markets its products around the world under several respected brand names. Avantor’s brands of performance chemistries include the J.T.Baker®, Macron Fine Chemicals™, Rankem™, BeneSphera™, Puritan Products™, and POCH™ brands. Avantor’s brands of advanced silicones include the NuSil™ and CareSil™ brands.

Avantor, Inc.

3477 Corporate Parkway

Center Valley, PA 18034

(855) 282-6867

Vail Acquisition Corp. Merger Sub is a wholly-owned subsidiary of Avantor, and was formed on May 3, 2017, solely for the purpose of engaging in the Transactions and has not engaged in any business except for activities incidental to its incorporation and in connection with the Transactions and arranging of the financing in connection with the merger.

Vail Acquisition Corp

c/o Avantor, Inc.

3477 Corporate Parkway

Center Valley, PA 18034

(855) 282-6867

Avantor and Merger Sub are affiliated with New Mountain, a growth-oriented investment firm based in New York that currently manages private equity, public equity and credit funds with approximately $15 billion in aggregate capital commitments.

In connection with the Transactions, (1) Avantor and Issuer have obtained preferred equity financing commitments of $2.65 billion from BSPI and (2) Avantor has obtained debt financing commitments of $7.75 billion from certain debt financing parties (in each case, pursuant to the terms and conditions as described further under “The Merger—Financing of the Merger” beginning on page 50 of this proxy statement).

26

2017 SPECIAL MEETING PROXY STATEMENT

The Merger

Background of the Merger

The following chronology summarizes the key meetings and events that led to the signing of the merger agreement. The following chronology does not purport to catalogue every conversation among the Board, members of Company senior management or the Company’s representatives and other parties.

As a matter of course and in their ongoing effort to enhance stockholder value, the Board and management of VWR (for purposes of this section, “management”) have regularly reviewed and evaluated the Company’s business plan and strategy, including the review of a variety of strategic alternatives (including the sale of businesses or assets, or the acquisition of businesses or assets) to take into account the changing developments, trends, risks and conditions impacting the business and its industry generally. During the process leading up to VWR’s initial public offering in 2014, representatives of Varietal contacted numerous potential financial and strategic buyers to assess interest in a sale of VWR by Varietal as an alternative to the initial public offering, and ultimately engaged in detailed discussions with four potential strategic buyers. None of the contacted parties, however, ultimately expressed interest in pursuing a sale.

These reviews and evaluations of potentially available transactions and strategies are an important factor in the Company’s belief that it and the Board are knowledgeable about the opportunities for strategic transactions and acquisitions involving companies in its industry generally and the Company in particular.

From time to time prior to its engagement by VWR to act as its financial advisor in connection with the merger, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”), not acting on behalf of VWR and without access to non-public information about VWR, held discussions with certain third parties as part of its ordinary course investment banking dialogue regarding potential strategic alternatives involving VWR. VWR understands that, between April 2016 and February 2017, BofA Merrill Lynch investment bankers who were later retained to advise VWR in connection with the Transactions had participated in such discussions with 16 parties, including both financial and strategic potential bidders, and that, of this group, initial interest at a value that BofA Merrill Lynch thought would be acceptable to VWR stockholders was expressed by only one party and a limited partner of such party (together, “Party A”), which was a potential financial bidder that Varietal had not contacted in 2014.

Over the week of January 9, 2017, BofA Merrill Lynch organized introductory meetings during the JP Morgan Healthcare Conference in San Francisco among Tim Sullivan and Nick Alexos, members of the Board and managing directors at Madison Dearborn Partners, LLC (“MDP”), and representatives of Party A, and among certain members of management and representatives of Party A, in order to discuss Party A’s interest in the Company based on publicly available information.

On the evening of January 9, 2017, representatives of VWR, including management and Mr. Alexos, and representatives of Avantor, including management and Matt Holt and Andre Moura, managing directors of New Mountain and members of the Avantor board of directors, met for dinner during the JP Morgan Healthcare Conference. For several years, VWR and Avantor have shared a distribution and supply relationship, and the discussion among these representatives covered their ordinary course business relations and the healthcare markets generally. There was no discussion of a potential strategic transaction involving the companies.

On January 20, 2017, the Board held a telephonic meeting attended by certain members of management to discuss Party A’s expressed interest in the Company. The Board discussed with management the need to enter into a nondisclosure and standstill agreement with Party A.

On January 24, 2017, the Company entered into a nondisclosure agreement with Party A. The nondisclosure agreement contained customary standstill provisions, which did not prohibit confidential proposals from being made to the Board.

On January 25, 2017, Party A met with management in order to receive certain historical financial information and the annual budget of the Company and to conduct oral due diligence on such matters as would enable Party A to refine its level of interest in VWR.

27

2017 SPECIAL MEETING PROXY STATEMENT

The Merger (continued)

On February 8, 2017, the Company received a non-binding proposal from Party A, in which it offered to acquire all of the Company’s outstanding shares of common stock (for purposes of this section, “shares”) at a price between $28.00 and $30.00 per share, and potentially at an even higher price upon completion of its due diligence.

On February 13, 2017, at a special meeting of the Board, the Board determined that it was not prepared to engage in a transaction with Party A based upon the per share consideration set forth in the proposal. The Board authorized management to consider ways in which Party A might be convinced to increase the per share consideration in its proposal. A representative of Kirkland & Ellis LLP (“Kirkland & Ellis”), the Company’s legal advisor, discussed the Board’s fiduciary duties in the context of considering a possible sale of the Company, including the obligations for directors to inform themselves fully of all relevant facts and to avoid conflicts of interest (and to disclose promptly any such conflict that should arise), advised that no discussion of employment terms should occur between management and any potential bidder, reviewed a typical timeline for a transaction should an actionable proposal be presented to the Board and responded to questions from directors. At the meeting, the Board instructed management to prepare five-year financial projections of the Company to be shared with Party A and any other interested bidder in order to allow for a full and proper valuation of the Company. Also at the meeting, the Board authorized the engagement of BofA Merrill Lynch as the Company’s exclusive financial advisor because of BofA Merrill Lynch’s familiarity with VWR over time and BofA Merrill Lynch’s familiarity with the potential bidder community as a result of the numerous conversations it held with potentially interested parties between April 2016 and February 2017 (the fact of which had by then been disclosed to the Board).

On February 14, 2017, Mr. Kraemer, on behalf of the Board, responded to Party A in writing and conveyed its unwillingness to engage in a transaction at the per share consideration set forth in the proposal, but noted that the Board had instructed the Company’s management team to consider ways in which it might assist Party A in getting to a value range that could be the basis for further discussions.

On February 21-22, 2017, the Board held a regularly scheduled meeting in Chicago, Illinois that was attended in part by certain members of management and representatives of Kirkland & Ellis and BofA Merrill Lynch. The Board discussed with management the preparation of the five-year financial projections and the fact that it would need to have a high degree of confidence in the achievability of such projections before directing that such projections be shared with BofA Merrill Lynch or any potential bidder. Representatives of BofA Merrill Lynch reviewed with the Board the potential interest level of possible bidders for the Company, including the willingness and ability of Party A to increase its level of indicative interest and BofA Merrill Lynch’s previous outreach to potential strategic and financial bidders. The Board then questioned management about certain of the assumptions and sensitivities that management was preparing to factor into its preliminary preparation of the five-year financial projections.

On March 2, 2017, the Board held a telephonic meeting attended by certain members of management and representatives of Kirkland & Ellis and BofA Merrill Lynch. During this meeting, management reviewed its draft five-year projections, and BofA Merrill Lynch reviewed, among other things, the market’s reaction to the Company’s recent earnings announcement, general market conditions, and its updated preliminary financial analysis of a potential leveraged buy-out transaction proposed by Party A. Following its thorough review of the five-year projections and after considering management’s responses to its questions with respect to the projections, the Board directed management to share such projections with Party A at a meeting subsequently scheduled for March 14, 2017. For more information about the management projections, see “— Certain Prospective Financial Information” beginning on page 35 of this proxy statement.

On March 14, 2017, certain members of management met with Party A in order to discuss the Company’s projections and certain other due diligence matters.

On March 24, 2017, Party A contacted representatives of BofA Merrill Lynch by telephone and conveyed that it would not increase its offer price above $30.00 per share, after which Party A ceased communicating with the Company regarding its independent interest in acquiring the Company.

During the week of March 27, 2017, Messrs. Holt and Moura initiated conversations with Mr. Alexos regarding Avantor’s interest in an acquisition of the Company. Mr. Alexos provided contact information for Mr. Kraemer for the submission of a proposal by Avantor and New Mountain, which Messrs. Holt and Moura confirmed would be financed in part through equity capital from one or more third parties. During that week, Mr. Moura also discussed with Mr. Alexos that Party A had previously initiated discussions and engaged with New Mountain regarding Party A providing equity financing for a possible strategic business combination of Avantor and the Company.

28

2017 SPECIAL MEETING PROXY STATEMENT

The Merger (continued)

On March 30, 2017, the Company received an indication of interest letter from Avantor and New Mountain at a potential acquisition price of $30.00 per share. Based upon the Board’s discussions at its previous meeting, during which time it had reviewed the proposal from Party A, Mr. Kraemer informed Avantor and New Mountain that the price per share offered to the Company was not a basis for further discussions.

On March 31, 2017, the Company received a revised indication of interest letter from Avantor and New Mountain at a potential acquisition price of $30.00 to $32.00 per share.

On March 31, 2017, the Board held a telephonic meeting attended by certain members of management and a representative from Kirkland & Ellis. After discussion of the latest proposal from Avantor and New Mountain, the Board authorized management to enter into a nondisclosure and standstill agreement with Avantor and New Mountain, organize a meeting among the parties to allow further discussion of the proposed transaction and share management’s five-year financial projections at such meeting.

On April 2, 2017, the Company entered into a nondisclosure agreement with Avantor and New Mountain. The nondisclosure agreement contained customary standstill provisions, which did not prohibit confidential proposals from being made to the Board, and allowed for Avantor to share confidential information about itself to permit the Company to evaluate the potential for synergies and determine Avantor’s and New Mountain’s ability to finance a purchase price that would be attractive to VWR stockholders. The nondisclosure agreement also limited Avantor and New Mountain’s ability to communicate about the transaction with potential financing sources other than those specifically identified and consented to by the Company.

During the week of April 3, 2017, representatives of BofA Merrill Lynch discussed with Messrs. Holt and Moura potential equity financing sources that could facilitate Avantor and New Mountain raising their bid price and, as a result of such discussions, Avantor and New Mountain requested permission to talk to Party A as a potential equity financing source.

On April 4, 2017, certain members of management met with senior management of Avantor, as well as Mr. Moura and other representatives of New Mountain, and their respective advisors to discuss various due diligence matters, including high-level operating data and anticipated synergies. At this meeting, the Company reviewed its five-year projections with Avantor and New Mountain, which were the same projections as were shared with Party A.

On April 6, 2017, the Company authorized Avantor and New Mountain to contact Party A to discuss the transaction as a potential equity financing source.

On April 10, 2017, following discussions between representatives of BofA Merrill Lynch and New Mountain, the Company received a further revised indication of interest letter from Avantor and New Mountain reflecting an offer price of $31.00 per share and indicating that New Mountain was in discussions with Party A to provide equity financing in support of the bid. The indication of interest letter was accompanied by a highly confident equity commitment letter from Party A describing its support of the transaction and willingness to provide equity financing in respect of the merger of the Company and Avantor.

Later on April 10, 2017, upon review of the latest offer with BofA Merrill Lynch, Mr. Kraemer informed Avantor and New Mountain that the offer price was not adequate.

Later on April 10, 2017, the Company received an updated indication of interest letter from Avantor and New Mountain at an acquisition price of $32.75 per share. Avantor and New Mountain also requested permission, as required by the nondisclosure agreement, to contact other potential sources of equity financing identified to the Company.

In the morning of April 11, 2017, the Board held a telephonic meeting attended by certain members of management and representatives of Kirkland & Ellis and BofA Merrill Lynch. After discussion of the updated indication of interest letter from Avantor and New Mountain, the Board directed BofA Merrill Lynch to counter with a price of $33.75 per share. Later that afternoon, the Board reconvened telephonically and representatives of BofA Merrill Lynch reported that they had relayed to Messrs. Holt and Moura the request to raise the offer price to $33.75 per share but had not received any response. On behalf of the Company, BofA Merrill Lynch advised Avantor and New Mountain that, given concerns for confidentiality and the lack of specificity on the transaction, they would not be permitted to contact additional equity sources, despite Avantor and New Mountain’s continued emphasis of their need for an equity partner.

On April 12, 2017, the Board held a telephonic meeting attended by certain members of management and representatives of Kirkland & Ellis and BofA Merrill Lynch. The Board directed Messrs. Sullivan and Alexos to contact Messrs. Holt and Moura to understand Avantor’s and New Mountain’s approach to obtaining equity and debt financing commitments and to further encourage Avantor and New Mountain to raise the offer price. The Board authorized Messrs. Sullivan and Alexos to grant

29

2017 SPECIAL MEETING PROXY STATEMENT

The Merger (continued)

permission to Avantor and New Mountain to contact the other potential sources of equity financing identified to the Company on April 10, 2017. Later that day, Messrs. Sullivan and Alexos contacted representatives of New Mountain by telephone to affirm the requirement to increase the offer price meaningfully as well as to discuss the proposed equity financing, following which they authorized Avantor and New Mountain to contact the other potential financing sources identified to the Company in order to obtain equity financing commitments.

On the morning of April 13, 2017, the Company received an updated indication of interest letter from Avantor and New Mountain reflecting an increased offer price of $33.25 per share and accompanied by the previously provided highly confident equity commitment letter from Party A. This offer price represented a 22.1% premium to the closing sale price of VWR common stock on April 12, 2017 of $27.23, and a 19.7% premium to the volume-weighted average price of VWR common stock over the 30 trading days ending April 12, 2017 of $27.78. The letter also included a requirement for a 30-day exclusivity period during which the Company would not solicit offers from any other bidder and would deal exclusively with Avantor and New Mountain. Later that day, the Board held a telephonic meeting attended by certain members of management and representatives of Kirkland & Ellis. Mr. Kraemer described the discussions that had taken place with New Mountain, including New Mountain’s outreach to additional sources of equity financing and its commitment to complete due diligence promptly and begin negotiations of a merger agreement. Mr. Kraemer further reported that earlier that day the Company had received a further revised indication of interest letter from Avantor and New Mountain. The Board then discussed the terms proposed by Avantor and New Mountain, concluded that an offer price of $33.25 per share did form the basis for negotiations and that the requested 30-day exclusivity period was acceptable because VWR was not then, and was not reasonably expected during this period to be, in discussions with any other bidder. The Board directed management to countersign the indication of interest letter and to negotiate with Avantor and New Mountain a merger agreement based on the terms outlined therein.

On April 16, 2017, an initial draft of the Agreement and Plan of Merger was sent by Kirkland & Ellis, on behalf of the Company, to Simpson Thacher & Bartlett LLP (“Simpson Thacher”), legal counsel for Avantor and New Mountain. The initial draft of the merger agreement contemplated, among other things, a 45-day go-shop period during which the Company would be permitted to solicit alternative acquisition proposals from third parties and a termination fee of 1.5% of the equity value of the Company (based on the offer price of $33.25 per share) upon termination of the merger agreement prior to the end of the go-shop period or, if after the end of the go-shop period in connection with a company takeover proposal from an excluded party, 3.0% of such equity value. The initial draft merger agreement also contemplated that the Company’s largest stockholder, Varietal, would execute an agreement with Avantor in support of the merger.

On April 18, 2017, the Company granted Avantor, New Mountain and their pre-approved list of potential sources for equity financing access to an electronic data room to further assist the conduct of due diligence. Representatives of Kirkland & Ellis and Simpson Thacher also discussed the initial draft of the merger agreement.

During the period between April 19 and April 20, 2017, representatives of the Company, Avantor, New Mountain and Party A and their respective advisors held several meetings and conference calls to discuss various due diligence matters, including the identification and quantification of potential synergies.

On April 20, 2017, the Company granted New Mountain permission to disclose the existence of discussions regarding a transaction and to disclose other pertinent information to potential debt financing sources.

On April 21, 2017, the Board held a telephonic meeting attended by certain members of management and certain representatives of Kirkland & Ellis and BofA Merrill Lynch. A representative from BofA Merrill Lynch provided updates on meetings that had taken place between Avantor, New Mountain and their other potential equity investors as well as the meetings among management, Avantor, New Mountain and Party A. A representative from Kirkland & Ellis reviewed the sequence for arranging and finalizing terms of financing, certain aspects of the merger agreement and the expected timing of regulatory filings required in connection with the proposed transaction based on the then-available information.

Between April 24 and April 28, 2017, management participated in numerous due diligence calls and meetings with, and responded to numerous due diligence requests from, representatives of Avantor and New Mountain and their advisors and advisors of Party A.

On April 25, Kirkland & Ellis delivered to Simpson Thacher an initial draft of a tender and support agreement between Varietal and Avantor, which was later converted into a voting and support agreement in connection with the change in the transaction structure from a two-step tender offer to a one-step merger.

30

2017 SPECIAL MEETING PROXY STATEMENT

The Merger (continued)

On April 27, 2017, management held due diligence meetings with potential debt financing sources as well as separate meetings with several potential sources of equity and preferred equity financing, including Party A and BSPI, which was considering a senior preferred equity investment. Representatives of Avantor and New Mountain also participated in these due diligence meetings.

On April 27, 2017, Simpson Thacher delivered to Kirkland & Ellis a list of issues in the April 16 draft merger agreement that raised concerns for Avantor and New Mountain and their proposals with respect to these issues. On April 28, 2017, representatives of Kirkland & Ellis and Simpson Thacher discussed the issues identified on such list and negotiated certain provisions in the merger agreement, including, among others, the transaction structure (i.e., a one-step merger as opposed to a two-step tender offer and merger), certain closing conditions, the circumstances under which the Board could change its recommendation to the VWR stockholders in favor of the proposed transaction, the length and commencement date of the go-shop period, which Avantor and New Mountain proposed last 20 days after the signing of the merger agreement, the terms on which the merger agreement could be terminated, and the amount of the proposed termination fees, including Avantor’s proposal that it be reimbursed for expenses under certain circumstances after termination of the merger agreement, which the Company rejected.

On April 28, 2017, VWR executed its engagement letter with BofA Merrill Lynch to be VWR’s exclusive financial advisor in connection with the Transactions. In connection with its engagement, BofA Merrill Lynch also provided the Board with disclosure memoranda which noted that (i) over the past year, BofA Merrill Lynch discussed with certain third parties the Company as a potential strategic/acquisition opportunity and (ii) BofA Merrill Lynch prepared materials for discussions with Party A (in which employees of BofA Merrill Lynch currently advising VWR with respect to the Merger participated) that included (x) analyses of implied financial metrics (including premium to current market price and multiples of EBITDA and earnings per share) in respect of a potential transaction with the Company at illustrative purchase prices ranging from $32.50 to $40.00 per share and (y) a hypothetical case study illustrating the achievability of a leveraged buyout of the Company at a price of $35.00 per share and leverage of 7.0x EBITDA, in each case based on publicly available (street) estimates of the Company’s future financial performance and certain BofA Merrill Lynch extrapolations and adjustments thereto, together with an analysis of the sensitivity of equity returns to changes in purchase price (using the aforementioned illustrative prices). These materials, which were prepared by BofA Merrill Lynch in June 2016, did not reflect any information furnished by, or the views of, the Company or Party A.

In the early morning of April 29, 2017, Simpson Thacher distributed a revised draft of the merger agreement to Kirkland & Ellis. The Board held a telephonic meeting that afternoon, attended by certain members of management and representatives of Kirkland & Ellis and BofA Merrill Lynch. A representative from BofA Merrill Lynch provided updates on Avantor and New Mountain’s efforts to arrange financing for the transaction, as well as on the proposed capital structure of the acquiring entity. The Board conveyed to its financial and legal advisors its expectation that the commitment letters with respect to the financing of the transaction be as firm as possible. A representative from Kirkland & Ellis reviewed with the group the status of the merger agreement negotiations, including some of the more significant provisions that had not yet been agreed, and the expected timing of the regulatory review of the transaction.

Between April 29 and May 4, 2017, representatives of Kirkland & Ellis and Simpson Thacher and certain members of the Board and Avantor and New Mountain continued negotiating and revising the merger agreement, disclosure letter, voting and support agreement and financing commitment letters. On April 29, 2017, Kirkland & Ellis distributed a revised draft of the merger agreement, which proposed a go-shop period of 40 days and a reverse termination fee payable by Avantor of $450 million, which represented approximately 10% of the equity value of the Company based on the offer price of $33.25 per share, and drafts of the merger agreement continued to be exchanged between April 29 and May 4, 2017. Avantor and the Company ultimately agreed to key terms on the merger agreement, including (i) a go-shop period of 35 days, (ii) a reverse termination fee payable by Avantor of $300 million, which represented approximately 6.7% of the equity value of the Company (based on the offer price of $33.25 per share) if the merger agreement is terminated under certain conditions, and (iii) a termination fee, payable by the Company if the merger agreement is terminated under certain conditions prior to the end of the go-shop period, of $85 million, which represented approximately 1.9% of such equity value or, if after the end of the go-shop in connection with a company takeover proposal from an excluded party, $170 million, which represented approximately 3.8% of such equity value.

On May 2 and 3, 2017, the Board held a regularly scheduled meeting in Radnor, Pennsylvania attended by certain members of management and in part by representatives of Kirkland & Ellis and BofA Merrill Lynch. During the meeting, a representative of Kirkland & Ellis discussed with the Board its fiduciary duties in the context of a contemplated sale of control of the Company and

31

2017 SPECIAL MEETING PROXY STATEMENT

The Merger (continued)

its consideration of other alternatives. Representatives of BofA Merrill Lynch then reviewed with the Board BofA Merrill Lynch’s financial analyses of the $33.25 per share price to be received by VWR stockholders and indicated that it was expected that BofA Merrill Lynch would be in a position to render, at a subsequent Board meeting following the completion of merger negotiations, its oral opinion with respect to the fairness, from a financial point of view, of the consideration to be paid to such stockholders. Representatives of BofA Merrill Lynch and Kirkland & Ellis discussed the status of negotiations and advised the Board that Avantor and New Mountain had confirmed that their due diligence investigation of the Company was complete.

On May 3, 2017, Mr. Moura informed BofA Merrill Lynch that Party A would not be participating in the equity financing and that BSPI would be providing a preferred equity financing commitment.

Later on May 3, 2017, following the increase in the trading price of VWR common stock above the negotiated merger price following the publication of market speculation of a sale of VWR to New Mountain, representatives of BofA Merrill Lynch contacted Avantor and New Mountain to press for a further price increase to $33.75 per share but were told that $33.25 per share was the best and final price that Avantor and New Mountain would offer.

In the evening of May 4, 2017, the Board held a telephonic meeting to consider the Transactions. Management reported that negotiations with Avantor and New Mountain regarding the merger had been completed, and a representative of Kirkland & Ellis described the material terms of the fully negotiated merger agreement and related documents and reviewed once again certain fiduciary responsibilities of the Board. Representatives of BofA Merrill Lynch reviewed with the Board its financial analysis of the $33.25 per share merger consideration and delivered to the Board an oral opinion, which was confirmed by delivery of a written opinion dated May 4, 2017, to the effect that, as of that date and based on and subject to various assumptions and limitations described in its opinion, the merger consideration to be received by VWR stockholders, was fair, from a financial point of view, to such holders. For more information about the BofA Merrill Lynch opinion and its related financial analyses, see “— Opinion of the Company’s Financial Advisor” beginning on page 37 of this proxy statement. The full text of the written opinion of BofA Merrill Lynch is attached to this proxy statement as Annex C and is incorporated by reference in its entirety in this proxy statement. The Board considered various reasons to approve the merger agreement (see “— Recommendation of the Board and Reasons for the Merger” beginning on page 32 of this proxy statement), including certain countervailing factors. The Board then resolved unanimously to (i) determine that the Transactions are fair and in the best interests of the Company and its stockholders, (ii) approve and declare advisable the merger and the execution, delivery and performance by the Company of the merger agreement and the consummation of the Transactions, (iii) irrevocably approve for all purposes, to the extent permitted by law, Avantor, Merger Sub and their respective affiliates not to be subject to any “moratorium,” “control share acquisition,” “fair price,” “interested shareholder,” “affiliate transaction,” “business combination,” or other antitakeover laws (including Section 203 of the DGCL) of any jurisdiction that may purport to be applicable to the Company, Avantor, Merger Sub or any of their respective affiliates or the merger agreement or the Transactions with respect to any of the foregoing and (iv) recommend that the stockholders of the Company vote in favor of the adoption of the merger agreement and the merger, for an advisory and non-binding proposal to approve specified compensation that may become payable to the named executive officers of the Company in connection with the merger and for a proposal to approve one or more adjournments of the special meeting of stockholders to solicit additional proxies, if necessary and to the extent permitted by the merger agreement. The Board then instructed the representatives of BofA Merrill Lynch to commence the go-shop process on May 5, 2017 by contacting potential additional bidders promptly the next morning.

Later in the evening of May 4, 2017, the parties executed the merger agreement, Avantor delivered executed financing commitment letters to the Company concurrently with the execution of the merger agreement and Varietal, Avantor and Merger Sub executed the voting and support agreement concurrently with the execution of the merger agreement. The Company and Avantor issued a joint press release to announce the execution of the merger agreement before the U.S. stock markets opened on the morning of May 5, 2017.

After the commencement of the “go-shop” period, the Company, with the assistance of its advisors, contacted or responded to inbound interest from 26 market participants about pursuing a strategic transaction with the Company, including 5 strategic buyers and 21 financial buyers. During the “go-shop” period, none of the potential strategic or financial buyers submitted an alternative proposal.

32

2017 SPECIAL MEETING PROXY STATEMENT

The Merger (continued)

Recommendation of the Board and Reasons for the Merger

Recommendation of the Board

The Board has unanimously approved and declared the merger advisable, and determined that the Transactions are fair to and in the best interests of the Company and its stockholders and recommend that the Company’s stockholders adopt the merger agreement.

The Board unanimously recommends that you vote: (1) “FOR” the adoption of the merger agreement; (2) “FOR” the advisory and non-binding proposal to approve specified compensation that may become payable to the named executive officers of the Company in connection with the merger; and (3) “FOR” the adjournment of the special meeting, if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Reasons for the Merger

The Board has unanimously (i) determined that the Transactions are fair to and in the best interests of the Company and its stockholders, (ii) approved and declared advisable the merger and the execution, delivery and performance by the Company of the merger agreement and the consummation of the Transactions, (iii) irrevocably approve for all purposes, to the extent permitted by law, Avantor, Merger Sub and their respective affiliates not to be subject to any “moratorium,” “control share acquisition,” “fair price,” “interested shareholder,” “affiliate transaction,” “business combination,” or other antitakeover laws (including Section 203 of the DGCL) of any jurisdiction that may purport to be applicable to the Company, Avantor, Merger Sub or any of their respective affiliates or the merger agreement or the Transactions with respect to any of the foregoing and (iv) resolved to recommend that the holders of shares of VWR common stock vote in favor of the adoption of the merger agreement and the merger.

In connection with its determination to recommend the merger, the Board considered a variety of factors, including without limitation, the following:

•	The current and historical market price per share of VWR common stock, including the market performance of VWR common stock relative to those of other participants in the Company’s industry and general market indices, and the fact that the merger consideration of $33.25 per share of VWR common stock represents a 17% premium to the unaffected closing price per share of VWR common stock on May 2, 2017 (the last trading day prior to the publication of market speculation regarding a potential sale of VWR), a 20% premium over the 30 trading day VWAP of VWR common stock as of May 2, 2017 and a 24% premium over the 90 trading day VWAP of VWR common stock as of May 2, 2017;
•	The merger consideration of $33.25 per share of VWR common stock is more favorable to the Company’s stockholders than the potential value that might result from other alternatives reasonably available to the Company, including, but not limited to, a merger with a different buyer, a leveraged recapitalization or other extraordinary transaction involving the Company, acquisitions, dividends, stock repurchases and the continued operation of the Company on a standalone basis in light of a number of factors, including the risks and uncertainty associated with those alternatives;
•	In the negotiations between the parties, the merger consideration of $33.25 per share of VWR common stock was the highest price per share for VWR common stock that Avantor was willing to pay, and the combination of Avantor’s agreement to pay that price, the market testing that the Company’s financial advisor had done prior to such negotiations, the Company’s “go-shop” rights and the ability of the Company to engage in negotiations and discussions with respect to unsolicited proposals that are reasonably likely to lead to superior proposals described below and under “The Merger Agreement—Go-Shop; No-Solicitation; Acquisition Proposals” would result in a sale of the Company at the highest price per share for VWR common stock that is reasonably attainable;
•	There were extensive arm’s-length negotiations which, among other things, resulted in an increase in the offered merger consideration from $30.00 per share of VWR common stock to a final price of $33.25 per share of VWR common stock. Both on April 11, 2017 and later when the trading price on May 3, 2017 surpassed the negotiated merger price based on the publication of market speculation of a sale of VWR, representatives of VWR pressed New Mountain and Avantor for a further price increase but were told that $33.25 is the best and final price that Avantor would offer. The price of $33.25 is also well above the range initially offered by Party A of $28.00 and $30.00 per share of VWR common stock;

33

2017 SPECIAL MEETING PROXY STATEMENT

The Merger (continued)

•	The Company negotiated for, and secured, the right to conduct a thorough process during the “go-shop” period. During the “go-shop” period, the Company, with the assistance of its advisors, contacted or responded to inbound interest from 26 market participants about pursuing a strategic transaction with the Company, including 5 strategic buyers and 21 financial buyers;
•	The timing of the merger and the risk that if the Company did not accept New Mountain and Avantor’s offer at the time it was made, the Company might not have had another opportunity to do so, particularly if the markets for private and public debt and private equity fluctuated in a manner that made it more difficult to finance the merger;
•	The Board’s understanding of the Company’s business, assets, financial condition, results of operations, competitive position and historical and projected financial performance, as well as the business, economic and regulatory environment;
•	The Board’s understanding of developments in the Company’s primary end users, including in the pharmaceutical, biotechnology, industrial, education, government and healthcare industries, and potential changes to certain of such industries and the Company’s customer relationships resulting from consolidation;
•	The Board’s understanding of the evolution of the industry due to transactions among the Company’s primary suppliers, and potential changes in the Company’s relationships with such suppliers that could result from such transaction activity;
•	The all-cash merger consideration, providing the Company’s stockholders with certainty of value and immediate liquidity for their shares of VWR common stock, especially when viewed against the risks and uncertainties inherent in the Company’s business, including the potential for any of the following to occur:

•	a reduction in revenues from and/or less favorable pricing or terms with new and existing customers;
•	an inability to expand the Company’s customer base in existing or new markets;
•	an increase in product prices from the Company’s suppliers that the Company is not able to pass through to its customers;
•	a reduction in research, development or production spending by the Company’s customers, especially those in the biopharma industry;
•	an inability to access additional capital or refinance existing indebtedness;
•	foreign currency exchange rate fluctuations;
•	a need to record impairment charges against the Company’s goodwill, other intangible and/or other long-lived assets; and
•	other risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.
•	The fact that New Mountain and Avantor did not require management participation in the merger (either via continued employment with the combined company or the rollover of management’s equity ownership in the Company) as a condition to executing the merger agreement;
•	The terms and conditions of the merger agreement and related transaction documents, including:
•	the Company’s right, subject to certain conditions, for a period of 35 days from the date of the merger agreement, directly or indirectly to (A) solicit, initiate or encourage any takeover proposal or the making thereof, including by furnishing non-public information and other access to any party or its representatives pursuant to an acceptable confidentiality agreement provided that the Company will make available to Avantor any material non-public information regarding the Company or its subsidiaries furnished to such other party not previously furnished to Avantor, and (B) participate in any discussions or negotiations regarding, or furnish to any party any information with respect to, or take any other action to facilitate the making of any proposal that constitutes, or would reasonably be expected to lead to, any takeover proposal;
•	the Board’s right to terminate the merger agreement in specified circumstances relating to a superior proposal, subject to the payment of a termination fee of $170 million (which amount is reduced to $85 million under specified circumstances relating to the “go-shop” period), as more fully described under “The Merger Agreement—Termination Fees and Expenses” beginning on page 68 of this proxy statement;
•	the absence of a financing condition in the merger agreement;
•	the fact that Avantor and Merger Sub have obtained committed debt financing and preferred equity financing for the merger, as well as the limited number and nature of the conditions to the debt and preferred equity financing; and
•	the right of the Company, in the event of any breach by Avantor or Merger Sub of any of its respective representations, warranties, covenants or agreements in the merger agreement that gives rise to a failure of Avantor or Merger Sub, as applicable, to fulfill a closing condition under the merger agreement, to terminate the merger agreement and to receive from Avantor a termination fee of $300 million, as more fully described under “The Merger Agreement—Termination Fees and Expenses” beginning on page 68 of this proxy statement.

34

2017 SPECIAL MEETING PROXY STATEMENT

The Merger (continued)

•	The availability of appraisal rights for the Company’s stockholders who properly exercise their rights under Delaware law, which gives these stockholders the ability to seek and be paid a judicially determined appraisal of the “fair value” of their shares of VWR common stock;
•	The likelihood of obtaining the required regulatory approvals;
•	The ability of the Company’s stockholders to obtain value for a portion of the synergies of the combination of the Company with Avantor through a premium to the market price per share of VWR common stock;
•	The opinion of BofA Merrill Lynch, dated May 4, 2017, to the Board as to the fairness, from a financial point of view and as of the date of the opinion, to the holders of shares of VWR common stock (other than shares of VWR common stock held in the treasury of the Company, shares of VWR common stock owned by the Company (excluding any shares of VWR common stock owned by any subsidiary of the Company), Avantor or Merger Sub) and shares of VWR common stock as to which appraisal rights have been properly demanded and perfected in accordance with Section 262 of the DGCL) of the merger consideration to be received by such holders, as more fully described in “Opinion of the Company’s Financial Advisor;” and
•	The Voting and Support Agreement with Varietal terminates in the event that the merger agreement is terminated, which would permit Varietal to support a transaction involving a “superior proposal.”

In the course of its deliberations, the Board also identified and considered a number of countervailing factors and risks to the Company and its stockholders relating to the merger and the Transactions, including:

•	If the merger is completed, the Company’s stockholders will no longer hold an interest in the Company and will not participate in any potential future earnings or growth of the Company;
•	The merger may not be completed for a variety of reasons, including the failure of one or more closing conditions to be satisfied;
•	Although the Board does not believe that the terms of the merger agreement would preclude a person interested in making a superior proposal from doing so, or preclude the Board from evaluating such a proposal, certain provisions of the merger agreement, including the provisions providing Avantor matching rights and the termination fee payable by the Company, may have the effect of discouraging the submission of alternative proposals;
•	The merger agreement places certain restrictions on the conduct of the Company’s business during the pendency of the merger and these covenants may limit the Company’s ability to pursue business opportunities that may arise or take other actions it may otherwise wish to take during the pendency of the merger;
•	The directors and executive officers of the Company may have potential interests in the merger that are different from, or in addition to, the interests of the Company’s stockholders generally, as described under “—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 42 of this proxy statement;
•	The announcement of the merger may result in distracting shareholder litigation;
•	The merger will have an impact on the Company’s stockholders for U.S. federal income tax purposes, as described under “U.S. Federal Income Tax Consequences of the Merger” beginning on page 71 of this proxy statement; and
•	Under the merger agreement, the Company is required to pay a termination fee to Avantor if the merger agreement is terminated by Avantor or the Company, as applicable, under specified circumstances.

The Board concluded that the potentially negative factors associated with the merger and the Transactions were outweighed by the benefits that it expected the Company’s stockholders would receive as a result of the merger. For the reasons described above, the Board unanimously concluded that (i) the merger agreement and the Transactions were advisable and fair to, and in the best interests of, the Company and its stockholders and (ii) the consideration to be paid by Avantor as contemplated by the merger agreement was the best value reasonably available to the Company’s stockholders.

The foregoing discussion of the information and factors considered by the Board is not intended to be an exhaustive list of the information and factors considered by the Board, but includes the material factors considered by the Board. In view of the variety of factors considered in connection with its evaluation of the merger, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different factors.

Portions of this explanation of the Company’s reasons for the merger and other information presented in this section are forward-looking in nature and, therefore, should be read in light of the section entitled “Cautionary Factors Regarding Forward-Looking Statements.”

35

2017 SPECIAL MEETING PROXY STATEMENT

The Merger (continued)

Certain Prospective Financial Information

The Company’s senior management does not as a matter of course make public projections as to future performance or earnings beyond the then-current fiscal year and is especially wary of making projections for extended earnings periods due to the unpredictability of the underlying assumptions and estimates. However, financial forecasts for the years 2017 through 2022 prepared by management were made available to the Board, Avantor and Merger Sub in connection with their respective considerations of the merger and to BofA Merrill Lynch who were authorized to use and rely upon such projections. Such projections are referred to as the VWR management forecasts in the section “—Opinion of the Company’s Financial Advisor” beginning on page 37 of this proxy statement. The Company has included the summary financial projections (the “Projections”) below to give its stockholders access to certain nonpublic information provided to Avantor, Merger Sub and its financial advisors for purposes of considering and evaluating the merger. The inclusion of the Projections should not be regarded as an indication that Avantor, Merger Sub or the Board, BofA Merrill Lynch or any other recipient of this information considered, or now considers, it to be an assurance of the achievement of future results. Management prepared only one set of projections in connection with the consideration of the merger, and the Board instructed management to provide that same set of projections to both BofA Merrill Lynch and Avantor.

The Company advised the recipients of the Projections that its internal financial forecasts upon which the Projections were based are subjective in many respects. The Projections reflect numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, including future expansion and acquisition efforts, many of which are difficult to predict, subject to significant economic and competitive uncertainties and beyond the Company’s control. As a result, there can be no assurance that the Projections will be realized or that actual results will not be significantly higher or lower than projected. The Projections were prepared for internal use and to assist the Board, Avantor and Merger Sub in connection with their respective considerations of the merger and not with a view toward public disclosure or toward complying with GAAP, the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The Projections included herein have been prepared by or at the direction of, and are the responsibility of, the Company. KPMG LLP, the Company’s independent registered public accounting firm, has not examined or compiled any of the Projections, and accordingly, KPMG LLP does not express an opinion or any other form of assurance with respect thereto. The KPMG LLP report included in the Annual Report on Form 10-K for the year ended December 31, 2016, incorporated by reference in this proxy statement, relates to the Company’s historical financial information. It does not extend to the Projections and should not be read to do so.

The presentation of “Adjusted EBITDA” in the Projections is defined as the Company’s net income or loss adjusted for the following items: (i) interest expense, net of interest income, (ii) income tax provision or benefit, (iii) depreciation and amortization, (iv) net foreign currency remeasurement gains or losses relating to financing activities, (v) losses on extinguishment of debt, (vi) equity offering costs, (vii) charges associated with restructurings and other cost reduction initiatives, (viii) impairment charges, (ix) gains or losses upon business disposals, (x) share-based compensation expense and (xi) other costs or credits that are either isolated or cannot be expected to recur with any regularity or predictability.

The presentation of “Adjusted EPS” in the Projections is defined as the Company’s net income, adjusted for certain items, divided by the Company’s fully diluted weighted average shares outstanding as determined under GAAP. For the purposes of calculating adjusted net income, the Company’s net income or loss is first adjusted for the following items: (i) amortization of acquired intangible assets, (ii) net foreign currency remeasurement gains or losses relating to financing activities, (iii) impairment charges, (iv) losses on extinguishment of debt, (v) equity offering costs, (vi) income from changes to estimated fair value of contingent consideration and (vii) other costs or credits that are either isolated or cannot be expected to recur with any regularity or predictability. After those adjustments, the Company then adds or subtracts an assumed incremental income tax impact on the above noted pre-tax adjustments, using estimated tax rates and any other tax items that are either isolated or cannot be expected to recur with any regularity or predictability.

Projections of this type are based on estimates and assumptions that are inherently subject to factors such as industry performance, general business, economic, regulatory, market and financial conditions, as well as changes to the business, financial condition or results of operations of the Company, including the factors described under “Cautionary Factors Regarding Forward-Looking Statements,” which factors may cause the Projections or the underlying assumptions to be inaccurate. Since the Projections cover multiple years, such information by its nature becomes less reliable with each successive year. The Projections do not take into account any circumstances or events occurring after the date they were prepared.

36

2017 SPECIAL MEETING PROXY STATEMENT

The Merger (continued)

Readers of this proxy statement are cautioned not to place undue reliance on the specific portions of the Projections set forth below. No one has made or makes any representation to any stockholder regarding the information included in the Projections.

For the foregoing reasons, as well as the basis and assumptions on which the Projections were compiled, the inclusion of specific portions of the Projections in this proxy statement should not be regarded as an indication that such Projections will be an accurate prediction of future events, and they should not be relied on as such. Except as required by applicable securities laws, the Company does not intend, and expressly disclaims any responsibility, to update, or otherwise revise the Projections or the specific portions presented to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error.

Certain of the measures included in the Projections may be considered non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by the Company may not be comparable to similarly titled amounts used by other companies. The Company has not prepared a reconciliation of its non-GAAP financial measures in the projections because no such reconciliation is available without unreasonable effort due to the variability and complexity of the reconciling items that the Company excludes from such non-GAAP financial measures.

Fiscal Year End ($ millions, all amounts represent continuing operations)	2017	2018	2019	2020	2021	2022
Revenue	$4,623	$4,904	$5,186	$5,482	$5,793	$6,120
Adjusted EBITDA	$524	$576	$632	$689	$751	$817
Adjusted EPS	$1.86	$2.06	$2.27	$2.48	$2.74	$3.04

Opinion of the Company’s Financial Advisor

VWR has retained BofA Merrill Lynch to act as VWR’s financial advisor in connection with the merger. BofA Merrill Lynch is an internationally recognized investment banking firm which is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. VWR selected BofA Merrill Lynch to act as VWR’s financial advisor in connection with the merger on the basis of BofA Merrill Lynch’s experience in transactions similar to the merger, its reputation in the investment community and its familiarity with VWR and its business.

On May 4, 2017, at a meeting of the Board held to evaluate the merger, BofA Merrill Lynch delivered to the Board an oral opinion, which was confirmed by delivery of a written opinion dated May 4, 2017, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in its opinion, the merger consideration to be received by holders of shares of VWR common stock was fair, from a financial point of view, to such holders.

The full text of BofA Merrill Lynch’s written opinion to the Board, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex C to this document and is incorporated by reference herein in its entirety. The following summary of BofA Merrill Lynch’s opinion is qualified in its entirety by reference to the full text of the opinion. BofA Merrill Lynch delivered its opinion to the Board for the benefit and use of the Board (in its capacity as such) in connection with and for purposes of its evaluation of the merger consideration from a financial point of view. BofA Merrill Lynch’s opinion does not address any other aspect of the merger and no opinion or view was expressed as to the relative merits of the merger in comparison to other strategies or transactions that might be available to VWR or in which VWR might engage or as to the underlying business decision of VWR to proceed with or effect the merger. BofA Merrill Lynch’s opinion does not address any other aspect of the merger and does not constitute a recommendation to any stockholder as to how to vote or act in connection with the proposed merger or any related matter.

In connection with rendering its opinion, BofA Merrill Lynch, among other things:

(i)	reviewed certain publicly available business and financial information relating to VWR;

(ii)	reviewed certain internal financial and operating information with respect to the business, operations and prospects of VWR furnished to or discussed with BofA Merrill Lynch by the management of VWR, including certain financial forecasts relating to VWR prepared by the management of VWR (for purposes of this section, “VWR management forecasts”);

37

2017 SPECIAL MEETING PROXY STATEMENT

The Merger (continued)

(iii)	discussed the past and current business, operations, financial condition and prospects of VWR with members of senior management of VWR;

(iv)	reviewed the trading history for VWR common stock and a comparison of that trading history with the trading histories of other companies BofA Merrill Lynch deemed relevant;

(v)	compared certain financial and stock market information of VWR with similar information of other companies BofA Merrill Lynch deemed relevant;

(vi)	compared certain financial terms of the merger to financial terms, to the extent publicly available, of other transactions BofA Merrill Lynch deemed relevant;

(vii)	considered the results of BofA Merrill Lynch’s efforts on behalf of VWR to solicit, at the direction of VWR, indications of interest from third parties with respect to a possible acquisition of VWR;

(viii)	reviewed drafts (a) dated May 4, 2017, of the merger agreement, (b) dated May 4, 2017, of the debt commitment letter (as defined herein) (c) dated May 4, 2017, of the preferred equity commitment letter (as defined herein), and (d) dated May 3, 2017, of the Voting and Support Agreement (for purposes of this section, such debt commitment letter, preferred equity commitment letter and Voting and Support Agreement, together with the merger agreement, the “Transaction Agreements,” and such drafts, the “Draft Transaction Agreements”); and

(ix)	performed such other analyses and studies and considered such other information and factors as BofA Merrill Lynch deemed appropriate.

In arriving at its opinion, BofA Merrill Lynch assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with it and relied upon the assurances of the management of VWR that it was not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the VWR management forecasts, BofA Merrill Lynch was advised by VWR, and assumed, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of VWR as to the future financial performance of VWR. BofA Merrill Lynch did not make and was not provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of VWR, nor did it make any physical inspection of the properties or assets of VWR. BofA Merrill Lynch did not evaluate the solvency or fair value of VWR, Avantor or any other entity under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. BofA Merrill Lynch assumed, at the direction of VWR, that the merger would be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the merger, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, would be imposed that would have an adverse effect on VWR or the contemplated benefits of the merger. BofA Merrill Lynch also assumed, at the direction of VWR, that the final executed Transaction Agreements would not differ in any material respect from the Draft Transaction Agreements reviewed by it.

BofA Merrill Lynch expressed no view or opinion as to any terms or other aspects or implications of the merger (other than the merger consideration to the extent expressly specified in its opinion), including, without limitation, the form or structure of the merger, any related transactions or any other agreement, arrangement or understanding entered into in connection with or related to the merger or otherwise. BofA Merrill Lynch’s opinion was limited to the fairness, from a financial point of view, of the merger consideration to be received by the holders of shares of VWR common stock and no opinion or view was expressed with respect to any consideration received in connection with the merger by the holders of any class of securities, creditors or other constituencies of any party. In addition, no opinion or view was expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the merger, or class of such persons, relative to the merger consideration or otherwise. Furthermore, no opinion or view was expressed as to the relative merits of the merger in comparison to other strategies or transactions that might be available to VWR or in which VWR might engage or as to the underlying business decision of VWR to proceed with or effect the merger. BofA Merrill Lynch also did not express any view or opinion with respect to, and BofA Merrill Lynch relied, at the direction of VWR, upon the assessments of representatives of VWR regarding, legal, regulatory, accounting, tax and similar matters relating to VWR or the merger, as to which matters BofA Merrill Lynch understood that VWR obtained such advice as it deemed necessary from qualified professionals. In addition, BofA Merrill Lynch expressed no opinion or recommendation as to how any stockholder should vote or act in connection with the merger or any related matter.

38

2017 SPECIAL MEETING PROXY STATEMENT

The Merger (continued)

BofA Merrill Lynch’s opinion was necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to BofA Merrill Lynch as of, the date of its opinion. It should be understood that subsequent developments may affect its opinion, and BofA Merrill Lynch does not have any obligation to update, revise or reaffirm its opinion. The issuance of BofA Merrill Lynch’s opinion was approved by a fairness opinion review committee of BofA Merrill Lynch. Except as described in this summary, VWR imposed no other limitations on the investigations made or procedures followed by BofA Merrill Lynch in rendering its opinion.

The discussion set forth below in the section entitled “VWR Financial Analyses” represents a brief summary of the material financial analyses presented by BofA Merrill Lynch to the Board in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by BofA Merrill Lynch, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by BofA Merrill Lynch. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by BofA Merrill Lynch.

VWR Financial Analyses

Selected Publicly Traded Companies Analysis. BofA Merrill Lynch reviewed publicly available financial and stock market information for VWR and the following seven publicly traded companies in the specialty pharmaceutical distribution and life science tools industries:

•	Henry Schein, Inc.
•	Patterson Companies, Inc.
•	Agilent Technologies, Inc.
•	Becton, Dickinson and Company
•	Danaher Corporation
•	PerkinElmer, Inc.
•	Thermo Fisher Scientific Inc.

BofA Merrill Lynch reviewed, among other things, enterprise values of the selected publicly traded companies, calculated as equity values based on closing stock prices on May 4, 2017, plus debt and minority interests and less cash, as a multiple of calendar year 2017 estimated earnings before interest, taxes, depreciation and amortization, commonly referred to as EBITDA, adjusted to exclude stock-based compensation expense. The observed multiples ranged from 11.8x to 16.6x. BofA Merrill Lynch also reviewed per share equity values, based on closing stock prices on May 4, 2017, of the selected publicly traded companies as a multiple of calendar year 2017 estimated earnings per share, commonly referred to as EPS, adjusted to reflect stock-based compensation expense and to exclude amortization. The observed multiples ranged from 18.5x to 25.7x. The low to high adjusted EBITDA multiples and adjusted EPS multiples for VWR in the two-year period ended on May 2, 2017 were 10.2x to 12.3x and 13.2x to 18.5x, respectively. BofA Merrill Lynch then applied calendar year 2017 adjusted EBITDA multiples of 10.2x to 12.3x derived from the selected publicly traded companies (including VWR) to VWR’s calendar year 2017 estimated adjusted EBITDA and applied calendar year 2017 adjusted EPS multiples of 13.5x to 18.5x derived from the selected publicly traded companies to VWR’s calendar year 2017 estimated adjusted EPS. Estimated financial data of the selected publicly traded companies were based on publicly available research analysts’ estimates, and estimated financial data of VWR were based on the VWR management forecasts. This analysis indicated the following approximate implied per share equity value reference ranges for VWR, as compared to the merger consideration:

Implied Per Share Equity Value Reference Ranges for VWR		Consideration
2017E Adjusted EBITDA	2017E Adjusted EPS
$24.25—$32.25	$25.25—$34.50	$33.25

No company used in this analysis is identical or directly comparable to VWR. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which VWR was compared.

39

2017 SPECIAL MEETING PROXY STATEMENT

The Merger (continued)

Selected Precedent Transactions Analysis. BofA Merrill Lynch reviewed, to the extent publicly available, financial information relating to the following 15 selected transactions involving companies in the distribution/specialty distribution industry and life science tools industry:

Date Announced	Acquiror	Target
06/05/15	• Cardinal Health, Inc.	• The Harvard Drug Group
05/04/15	• Patterson Companies, Inc.	• Animal Health International, Inc.
01/12/15	• AmerisourceBergen Corporation	• MWI Veterinary Supply, Inc.
08/05/14	• Walgreen Co.	• Alliance Boots GmbH (55%)
07/17/14	• GTCR	• Cole-Parmer Instrument Company
10/23/13	• McKesson Corporation	• Celesio AG
02/14/13	• Cardinal Health, Inc.	• AssuraMed, Inc.
10/25/12	• McKesson Corporation	• PSS World Medical, Inc.
06/19/12	• Walgreen Co.	• Alliance Boots GmbH (45%)
09/22/14	• Merck KGaA	• Sigma-Aldrich Corporation
04/15/13	• Thermo Fisher Scientific Inc.	• Life Technologies Corporation
02/07/11	• Danaher Corporation	• Beckman Coulter Inc.
02/28/10	• Merck KGaA	• Millipore Corporation
05/02/07	• Madison Dearborn Partners	• VWR International, Inc.
02/16/04	• Clayton, Dubilier & Rice	• VWR International, Inc.

BofA Merrill Lynch reviewed transaction value, calculated as the enterprise value implied for the target company based on the consideration payable in the selected transaction, as a multiple of the target company’s last twelve months EBITDA. The observed multiples ranged from 7.4x to 19.8x. BofA Merrill Lynch then applied last twelve months EBITDA multiples of 11.0x to 14.5x, derived from the selected transactions and based on BofA Merrill Lynch’s professional judgment and experience, to VWR’s last twelve months actual EBITDA, adjusted to exclude stock-based compensation expense. Financial data of the selected transactions were based on publicly available information. This analysis indicated the following approximate implied per share equity value reference ranges for VWR, as compared to the merger consideration:

Implied Per Share Equity Value Reference Ranges for VWR	Consideration
LTM Adjusted EBITDA
$25.00—$37.25	$33.25

No company, business or transaction used in this analysis is identical or directly comparable to VWR or the merger. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the acquisition or other values of the companies, business segments or transactions to which VWR and the merger were compared.

Discounted Cash Flow Analysis. BofA Merrill Lynch performed a discounted cash flow analysis of VWR to calculate the estimated present value of the standalone unlevered, after-tax free cash flows that VWR was forecasted to generate from the second fiscal quarter of 2017 through fiscal year 2022 based on the VWR management forecasts. BofA Merrill Lynch calculated terminal values for VWR by applying terminal multiples of 10.5x to 12.5x, which range was selected based on BofA Merrill Lynch’s professional judgment and experience, to VWR’s estimated fiscal year 2022 adjusted EBITDA. The cash flows and terminal values were then discounted to present value as of March 31, 2017 using discount rates ranging from 7.75% to 9.25%, which were based on an estimate of VWR’s weighted average cost of capital. This analysis indicated the following approximate implied per share equity value reference ranges for VWR as compared to the merger consideration:

Implied Per Share Equity Value Reference Range for VWR	Consideration
$30.00—$41.00	$33.25

Other Factors

BofA Merrill Lynch also noted certain additional factors that were not considered part of BofA Merrill Lynch’s material financial analyses with respect to its opinion but were referenced for informational purposes, including, among other things, the following:

•	historical trading prices per share of VWR common stock during the 52-week period ended May 2, 2017, which ranged between $24.75 and $31.32; and
•	one-year forward analyst price targets discounted by one year at VWR’s estimated midpoint cost of equity of 10.5%, which ranged between $25.25 and $31.75.

40

2017 SPECIAL MEETING PROXY STATEMENT

The Merger (continued)

Miscellaneous

As noted above, the discussion set forth above in the section entitled “VWR Financial Analyses” is a summary of the material financial analyses presented by BofA Merrill Lynch to the Board in connection with its opinion and is not a comprehensive description of all analyses undertaken or factors considered by BofA Merrill Lynch in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. BofA Merrill Lynch believes that its analyses summarized above must be considered as a whole. BofA Merrill Lynch further believes that selecting portions of its analyses and the factors considered or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying BofA Merrill Lynch’s analyses and opinion. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.

In performing its analyses, BofA Merrill Lynch considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of VWR. The estimates of the future performance of VWR in or underlying BofA Merrill Lynch’s analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by BofA Merrill Lynch’s analyses. These analyses were prepared solely as part of BofA Merrill Lynch’s analysis of the fairness, from a financial point of view, to the holders of shares of VWR common stock of the merger consideration to be received by such holders and were provided to the Board in connection with the delivery of BofA Merrill Lynch’s opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be BofA Merrill Lynch’s view of the actual values of VWR.

The type and amount of consideration payable in the merger was determined through negotiations between the parties, rather than by any financial advisor, and was approved by the Board. The decision to enter into the merger agreement was solely that of the Board. As described above, BofA Merrill Lynch’s opinion and analyses were only one of many factors considered by the Board in its evaluation of the proposed merger and should not be viewed as determinative of the views of the Board or management with respect to the merger or the merger consideration.

VWR has agreed to pay BofA Merrill Lynch for its services in connection with the merger an aggregate fee currently estimated to be approximately $30 million, $2 million of which was payable upon delivery of its opinion and the remaining portion of which is contingent upon consummation of the merger. VWR also has agreed to reimburse BofA Merrill Lynch for its reasonable expenses incurred in connection with BofA Merrill Lynch’s engagement and to indemnify BofA Merrill Lynch, any controlling person of BofA Merrill Lynch and each of their respective directors, officers, employees, agents and affiliates against specified liabilities, including liabilities under the federal securities laws.

BofA Merrill Lynch and its affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of their businesses, BofA Merrill Lynch and its affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of VWR, and certain of its affiliates (including MDP and certain of its affiliates and portfolio companies) and Avantor and certain of its affiliates (including New Mountain and certain of its affiliates and portfolio companies).

BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to VWR and certain of its affiliates, including MDP and certain of its affiliates and portfolio companies, and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as financial advisor to certain affiliates of VWR, including certain affiliates and portfolio companies of MDP, in connection with certain M&A transactions, (ii) having acted or acting as a book-running manager and/or underwriter for certain debt and equity offerings of VWR and certain of its affiliates, including certain affiliates and portfolio

41

2017 SPECIAL MEETING PROXY STATEMENT

The Merger (continued)

companies of MDP, (iii) having acted or acting as a bookrunner and/or manager for certain block trades by MDP of shares of VWR common stock, (iv) having acted as a dealer manager for a debt tender offer of an affiliate and portfolio company of MDP, (v) having acted or acting as an administrative agent, collateral agent, bookrunner and arranger for, and/or as a lender under, certain term loans, letters of credit, credit facilities and other credit arrangements of VWR and/or certain of its affiliates, including MDP and/or certain of its affiliates and portfolio companies (including acquisition financing), (vi) having provided or providing certain trading services to VWR and/or certain of its affiliates, including MDP and/or certain of its affiliates and portfolio companies, (vii) having provided or providing certain managed investments services and products to VWR and/or certain of its affiliates, including MDP and/or certain of its affiliates and portfolio companies and (viii) having provided or providing certain treasury management products and services to VWR and/or certain of its affiliates, including MDP and/or certain of its affiliates and portfolio companies. From May 1, 2015 through April 30, 2017, BofA Merrill Lynch and its affiliates derived aggregate revenues from VWR and its affiliates, including MDP and its affiliates and portfolio companies, of approximately $44 million for investment and corporate banking services.

In addition, BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Avantor and certain of its affiliates, including New Mountain and certain of its affiliates and portfolio companies, and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as financial advisor to certain affiliates of Avantor, including New Mountain and/or certain of its affiliates and portfolio companies, in connection with certain M&A transactions, (ii) having acted or acting as a book-running manager and/or underwriter for certain debt and equity offerings of certain affiliates of Avantor, including certain affiliates and portfolio companies of New Mountain, (iii) having acted or acting as an administrative agent, collateral agent, bookrunner and/or arranger for, and/or as a lender under, certain term loans, letters of credit, credit and leasing facilities and other credit arrangements of Avantor and/or certain of its affiliates, including New Mountain and/or certain of its affiliates and portfolio companies (including acquisition financing), (iv) having provided or providing certain derivatives, foreign exchange and other trading services to Avantor and/or certain of its affiliates, including New Mountain and/or certain of its affiliates and portfolio companies, (v) having provided or providing certain managed investments services and products to Avantor and/or certain of its affiliates, including New Mountain and/or certain of its affiliates and portfolio companies, and (vi) having provided or providing certain treasury management products and services to Avantor and/or certain of its affiliates, including New Mountain and/or certain of its affiliates and portfolio companies. From May 1, 2015 through April 30, 2017, BofA Merrill Lynch and its affiliates derived aggregate revenues from Avantor and its affiliates, including New Mountain and its affiliates and portfolio companies, of approximately $17  million for investment and corporate banking services.

Interests of the Company’s Directors and Executive Officers in the Merger

In considering the recommendation of the Board with respect to the merger agreement and the merger, you should be aware that the Company’s executive officers and directors have economic interests in the merger that are different from, or in addition to, those of VWR stockholders generally. These interests may create potential conflicts of interest. The Board was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger and in reaching its decision to determine that the Transactions are fair to, and in the best interests of, the Company and its stockholders, approve and declare advisable the execution, delivery and performance of the merger agreement and consummation of the merger upon the terms and subject to the conditions contained in the merger agreement and recommend that the stockholders of the Company vote for a proposal to adopt the merger agreement, for an advisory and non-binding proposal to approve specified compensation that may become payable to the named executive officers of the Company in connection with the merger and for a proposal to approve one or more adjournments of the special meeting of stockholders to solicit additional proxies, if necessary and to the extent permitted by the merger agreement. These material interests are summarized below.

•	the receipt of payments and benefits by executive officers under individual employment arrangements that were in place prior to the execution of the merger agreement upon certain types of terminations of employment that may occur in connection with the merger;
•	the full accelerated vesting of VWR equity awards upon the effective time consistent with the terms of the merger agreement;
•	retention bonuses and gross-up payments to be paid by the Company to certain of its executive officers; and
•	continued indemnification rights in favor of directors and officers of the Company.

42

2017 SPECIAL MEETING PROXY STATEMENT

The Merger (continued)

Treatment of Shares of VWR Common Stock and Outstanding Equity Awards

With respect to shares of VWR common stock that the Company’s directors and executive officers beneficially own, the Company’s directors and executive officers will receive the same cash consideration per share of VWR common stock on the same terms and conditions as the other VWR stockholders.

VWR equity awards outstanding immediately prior to the effective time will generally be subject to the following treatment, unless otherwise agreed to by the parties:

•	each VWR stock option that is outstanding and unexercised immediately prior to the effective time will become fully vested and will be cancelled and converted into the right to receive an amount in cash determined by multiplying (i) the excess of the merger consideration, if any, over the exercise price per share of VWR common stock underlying such stock option by (ii) the number of shares of VWR common stock subject to such stock option immediately prior to the effective time; provided that any VWR stock option with an exercise price per share of VWR common stock underlying such stock option that equals or exceeds the merger consideration will be cancelled without the payment of consideration; and
•	each RSU that is outstanding and unvested immediately prior to the effective time will be converted into a vested right to receive cash in an amount equal to the merger consideration.

Holders of VWR equity awards at the effective time will cease to have any rights with respect to such awards other than the rights to receive the payments described above.

43

2017 SPECIAL MEETING PROXY STATEMENT

The Merger (continued)

Summary of Estimated Equity Award Payments

The following table sets forth the approximate amount of the payments that each of the Company’s directors and executive officers is entitled to receive in connection with the consummation of the merger pursuant to their equity awards held as of May 4, 2017.

Name	Number of Shares Subject to Vested Options	Number of Shares Subject to Unvested Options	Weighted Average Exercise Price Per Share ($)	Consideration Payable in Respect of Vested Options ($)	Consideration Payable in Respect of Unvested Options ($)	Number of RSUs	Consideration Payable in Respect of RSUs ($)	Total ($)
Manuel Brocke-Benz Director, President and Chief Executive Officer	373,304	1,126,541	24.60	3,229,080	9,744,580	27,792	924,084	13,897,743

Gregory L. Cowan Senior Vice President and Chief Financial Officer	117,702	333,213	24.43	1,038,132	2,938,939	7,827	260,248	4,237,318

Mark T. McLoughlin Senior Vice President and President, Americas Lab and Distribution Services	88,933	247,475	24.38	788,836	2,195,103	5,945	197,671	3,181,610

Dr. Nils Clausnitzer Senior Vice President and President, EMEA-APAC Lab and Distribution Services	49,923	168,657	27.53	285,560	964,718	5,945	197,671	1,447,949

George Van Kula Senior Vice President, Human Resources, General Counsel and Secretary	85,756	237,594	24.37	761,513	2,109,835	5,924	196,973	3,068,321

Gerard J. Christian Senior Vice President and Chief Global Business Services	46,607	102,276	23.69	445,563	977,759	2,371	78,836	1,502,157

Ulf Kepper Senior Vice President, VWR Services	46,607	98,672	23.58	450,690	954,158	2,151	71,521	1,476,369

Douglas Pitts Vice President and Corporate Controller	45,723	86,602	23.22	458,602	868,618	1,578	52,469	1,379,688

Harry M. Jansen Kraemer, Jr. Chairman of the Board	18,847	3,770	21.00	230,876	46,183	6,258	208,079	485,137

Nicholas W. Alexos Director	18,847	3,770	21.00	230,876	46,183	6,258	208,079	485,137

Robert L. Barchi Director	18,847	3,770	21.00	230,876	46,183	6,258	208,079	485,137

Edward A. Blechschmidt Director	13,847	3,770	21.00	169,626	46,183	6,258	208,079	423,887

Robert P. DeCresce Director	18,847	3,770	21.00	230,876	46,183	6,258	208,079	485,137

Pamela Forbes Lieberman Director	18,847	3,770	21.00	230,876	46,183	6,258	208,079	485,137

Timothy J. Sullivan Director	18,847	3,770	21.00	230,876	46,183	6,258	208,079	485,137

Robert J. Zollars Director	18,847	3,770	21.00	230,876	46,183	6,258	208,079	485,137

44

2017 SPECIAL MEETING PROXY STATEMENT

The Merger (continued)

Severance Provisions of Employment Arrangements

Each of the Company’s executive officers other than Mr. Kepper is entitled to certain severance benefits pursuant to his employment agreement or employment letter (each, an “employment arrangement”), the material terms of which are described below. Mr. Kepper is eligible for certain severance benefits as required under German law.

The employment arrangements provide that upon a termination of employment by the Company without cause or a resignation by the executive for good reason, the executive officers are entitled to certain benefits and payments. In the case of Messrs. Brocke-Benz, Cowan, McLoughlin, Clausnitzer, Van Kula, Christian and Pitts, the executive is entitled to one and a half times (or two times, in the case of Mr. Brocke-Benz) the sum of base salary then in effect and target bonus for the year in which such termination occurs, payable over 12 months and continued health benefits for a period of twelve months (or 18 months, in the case of Mr. Brocke-Benz) after such termination.

For purposes of each employment agreement or employment letter, as applicable, “cause” means any of the following: (i) the conviction of a felony or the commission of fraud with respect to VWR or any of its subsidiaries or affiliates or any of their customers or suppliers, (ii) substantial and repeated failure to perform duties as reasonably directed by the Board or a supervisor or report, after providing 15 days’ prior written notice and a reasonable opportunity to remedy such failure and (iii) gross negligence or willful misconduct with respect to VWR or any of its subsidiaries or affiliates. “Cause” will be deemed not to include any act or failure to act, unless it is done, or omitted to be done, in bad faith or without reasonable belief that an employee’s action or omission was in the best interests of VWR or any of its respective affiliates. Any act, or failure to act, based upon authority given pursuant to a direction from the Board or based upon the advice of counsel for VWR or any of its respective affiliates will be conclusively presumed to be done, or omitted to be done, in good faith and in the best interests of VWR and its affiliates. In the case of Messrs. Cowan, McLoughlin, Clausnitzer, Van Kula, Christian and Pitts, cessation of employment will not be deemed to be for cause unless and until (i) there will have been delivered to the employee a copy of a resolution duly adopted by the affirmative vote of at least a majority of the entire membership of the Board (excluding for this purpose any seat on the Board then held by such employee, if applicable) at a meeting of the Board called and held for such purpose (after reasonable notice is provided and such employee is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, that cause exists for the termination of employment, and specifying the particulars thereof in reasonable detail and (ii) if capable of cure within 30 days, such employee will be given 30 days from the date of the meeting of the Board at which opportunity was given, together with counsel, to be heard by the Board to cure the conduct specified by the Board. At any such Board meeting, an employee will be automatically recused from participation in such meeting as a member of the Board, if applicable.

For purposes of each employment agreement or employment letter, as applicable, “good reason” means VWR materially changes the authority, titles, reporting rights or obligations, and/or duties of the employee in a manner inconsistent with the position currently held or as described in the such agreement or letter, as applicable, (ii) VWR fails to make any payment to, or provide an employee with any benefit, required to be paid or provided pursuant to such agreement or letter, as applicable, (iii) VWR reduces the base salary and/or bonus entitlement of an employee described in such agreement or letter, as applicable, (iv) in the case of Messrs. Cowan, McLoughlin, Clausnitzer, Van Kula, Christian and Pitts, a relocation of the principal place of employment to a location that increases commuting distance by more than 25 miles, except for travel on company business or (v) any successor to the business of VWR fails to assume VWR’s obligations under such agreement or letter, as applicable; provided that, in order for a resignation for Good Reason to be effective, written notice of the occurrence of any event that constitutes good reason must be delivered by the employee to VWR within 180 days after such employee has actual knowledge of the occurrence of any such event and the occurrence of such event is not cured by VWR within 10 days after the date of such written notice to VWR.

Retention Bonus Arrangements

The Company has established management retention programs (“retention programs”) covering each of its executive officers that provide for a bonus in a fixed amount (the “retention bonus”), between $500,000 and $5,000,000, as well as excise tax gross-up payments (as described below). The Compensation Committee of the Board (the “Compensation Committee”) believes that the retention bonuses will provide appropriate retention incentives that will enable the Company to continue to benefit from the services of the Company’s management.

Under the retention programs if (i) a named executive officer is employed by the Company or its affiliates (including, without limitation, Avantor and any affiliate of Avantor) on (x) May 4, 2018 if the closing date has occurred before such date or (y) if the closing date has not occurred on or before May 4, 2018, the earlier of the closing date or December 31, 2018 (the “vesting

45

2017 SPECIAL MEETING PROXY STATEMENT

The Merger (continued)

date”) or (ii) the named executive officer’s employment with the Company and its affiliates is terminated before the vesting date (A) by the Company for a reason other than cause, (B) by the named executive officer for good reason or (C) due to the named executive officer’s death or disability, a retention bonus will be paid in a cash lump sum to such named executive officer within 10 days of the vesting date. The right to receive a retention bonus would be forfeited upon any other termination of employment with the Company and its affiliates. The retention bonuses and excise tax gross-up payments payable to each of our named executive officers are summarized in the table and the footnotes thereto under “—Golden Parachute Compensation” beginning on page 47 of this proxy statement. The maximum aggregate compensation payable under the retention bonuses to the Company’s executive officers will not exceed $13.25 million, exclusive of any excise tax gross-up payments that may be required.

Each of Greg Cowan, Mark McLoughlin, George Van Kula, Manuel Brocke-Benz, Doug Pitts and Gerry Christian (the “affected individuals”) may be subject to an excise tax (the “golden parachute excise tax”) on payments they will or may receive in connection with the Transactions under Section 4999 of the Code. Generally, an excise tax of 20% is imposed on each individual recipient of certain “parachute payments” that, under the rules of Section 280G of the Code, exceed a certain threshold amount for such individual. Additionally, the employer of the executive making the parachute payments is denied a tax deduction for such payments. The golden parachute excise tax is due in addition to the regular income and employment taxes otherwise payable in connection with compensatory payments to the affected individuals. Payments to these executive officers that will or may be considered “parachute payments” under Section 280G of the Code that would be subject to the golden parachute excise tax include (i) the value of the full acceleration of vesting of VWR stock options and RSUs, (ii) the retention bonuses, (iii) the excise tax gross-up payments and (iv) the severance payments.

The Compensation Committee has considered the impact of the potential golden parachute excise tax on the affected individuals and has determined that the imposition of the excise tax on them would result in a significant personal tax burden that would deprive the affected individuals of a substantial portion of the value of their compensatory payments in connection with the Transactions. The Compensation Committee has assessed the costs and benefits of making gross-up payments to alleviate the effect of the golden parachute excise tax on the affected individuals to VWR, its stockholders, the surviving corporation and each of the affected individuals. The Board, upon recommendation of the Compensation Committee, determined that it was in the best interests of VWR’s stockholders to mitigate the negative tax impact to the affected individuals that would otherwise result from the Transactions, which are expected to bring significant financial benefits to VWR’s stockholders. Upon recommendation of the Compensation Committee, the Board approved that the retention bonuses payable pursuant to the gross-up management retention program, which includes each of the affected individuals, also provide for the payment of an additional bonus in an amount so that, on a net after-tax basis, the affected individuals would be in the same position as if no golden parachute excise tax had applied to him or her (the “excise tax gross-up payment”).

The actual amounts to be paid to the affected individuals by VWR will depend upon the value and timing of the affected individual’s receipt of the implicated payments and benefits, with any excise tax gross-up payment that becomes due to be paid not later than the sixtieth day following an event occurring which subjects the affected individual to the golden parachute excise tax.

Interests in Varietal

Messrs. Brocke-Benz, Christian, Cowan, Kepper, McLoughlin, Pitts, Van Kula, Kraemer, Barchi, Blechschmidt, DeCresce, and Zollars and Ms. Forbes Lieberman are investors in Varietal. None of the foregoing persons has direct or indirect voting or dispositive power with respect to the shares of VWR common stock held of record by Varietal. Following completion of the merger, Varietal is expected to liquidate, in which case the members would receive their pro rata portion of the merger consideration and TRA payment (as described further under “—Income Tax Receivable Agreement” beginning on page 52 of this proxy statement).

New Management Arrangements

Prior to the effective date of the merger, some or all of the Company’s executive officers may discuss or enter into agreements, arrangements or understandings with Avantor or its affiliates regarding the executive officers’ continuing employment or compensation and benefits, including equity incentive arrangements, on a going-forward basis following completion of the merger. Other than as described below, no such new agreements, arrangements or understandings have been entered into as of the date of this proxy statement.

Following discussions which commenced in early June, it is expected that Mr. Cowan will become Chief Financial Officer of the combined company effective at the closing of the merger. In connection with Mr. Cowan’s assumption of this role, it is expected

46

2017 SPECIAL MEETING PROXY STATEMENT

The Merger (continued)

that following completion of the merger the terms of his current employment arrangement will remain in place, except that: (i) Mr. Cowan’s base salary will be increased by 5% on January 1, 2018 and again on January 1, 2019, (ii) Mr. Cowan’s annual bonus will be guaranteed at 100% of target for 2018, paid quarterly, and will be guaranteed at 50% of target thereafter, in each case, subject to possible upward adjustment, (iii) Mr. Cowan’s retention bonus will be modified such that, if the closing of the merger occurs prior to May 4, 2018, he will receive 50% of the retention bonus upon the closing, and 50% on May 4, 2018, (iv) Mr. Cowan (A) will be entitled to full severance payments upon any termination (1) by the combined company other than for cause or (2) due to death or disability and (B) after June 30, 2018, will also be entitled to full severance payments upon a termination by Mr. Cowan, provided he gives six months’ prior written notice after such date, (v) Mr. Cowan will be entitled to a housing allowance of $1,500 per month, and (vi) Mr. Cowan will be entitled to a gross-up payment to the extent that any payments under his employment arrangement trigger excise taxes.

Golden Parachute Compensation

This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation for each of the Company’s named executive officers, who are Messrs. Brocke-Benz, Cowan, McLoughlin, Clausnitzer and Van Kula, that is based on or otherwise relates to the merger. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules. The amounts set forth in the table are estimates based on multiple assumptions that may or may not actually occur, including assumptions described in this proxy statement and in the footnotes to the table. As a result, the actual amounts, if any, that a named executive officer will receive may materially differ from the amounts set forth in the table.

The table below assumes that (i) the effective time will occur on September 30, 2017, (ii) the employment of the named executive officer will be terminated on such date in a manner entitling the named executive officer to receive severance payments and benefits under the terms of the named executive officer’s employment arrangement, (iii) the named executive officer’s base salary remains unchanged from those in place as of May 4, 2017, (iv) no named executive officer receives any additional equity grants or exercises any VWR stock options on or prior to the effective time, (v) the named executive officer will be entitled to the amounts payable under the applicable retention program and (vi) no named executive officer enters into new agreements or is otherwise legally entitled to, prior to the effective time, additional compensation or benefits. For a narrative description of the terms and conditions applicable to the payments quantified in the table below, see “—Treatment of Shares of VWR Common Stock and Outstanding Equity Awards” and “—Severance and Change in Control Provisions of Employment Arrangements” above.

Name	Cash ($)(1)	Equity ($)(2)	Pension/ Non-Qualified Deferred Compensation ($)	Perquisites/ Benefits ($)(3)	Tax Reimbursement ($)(4)	Other ($)(5)	Total ($)(6)
Manuel Brocke-Benz	5,299,713	9,842,998	—	10,489	5,582,249	5,000,000	25,735,449
Gregory L. Cowan	1,656,699	2,949,575	—	9,545	2,000,058	2,125,000	8,740,877
Mark T. McLoughlin	1,497,401	2,198,747	—	13,645	1,064,790	1,000,000	5,774,583
Dr. Nils Clausnitzer	1,246,246	1,399,151	—	—	—	1,000,000	3,645,397
George Van Kula	1,545,190	2,113,089	—	13,645	1,705,957	2,125,000	7,502,881

(1)	Upon termination without “cause” or resignation for “good reason,” the Company’s named executive officers are generally entitled to one and a half times, or two times in the case of Mr. Brocke-Benz, the sum of such named executive officer’s then current base salary, plus his target bonus for the year in which termination or resignation occurs, payable in equal installments over the 12-month period following termination.

The table below sets forth the sum of the (i) cash paid related to 2017 annual incentive and (ii) multiple of cash paid related to annual base salary and cash paid related to annual incentive that each named executive officer would be entitled to receive as severance.

Name	Cash Paid Related to 2017 Annual Incentive ($)	Multiple	Cash Paid Related to Annual Base Salary ($)	Cash Paid Related to Annual Incentive ($)	Total ($)
Manuel Brocke-Benz	912,213	2.0x	975,000	1,218,750	5,299,713
Gregory L. Cowan	291,699	1.5x	520,000	390,000	1,656,699
Mark T. McLoughlin	263,651	1.5x	470,000	352,500	1,497,401
Dr. Nils Clausnitzer (a)	219,926	1.5x	390,979	293,234	1,246,246
George Van Kula	272,065	1.5x	485,000	363,750	1,545,190

(a)	The amounts of cash paid related to annual base salary and annual incentive for Dr. Clausnitzer have been converted from euros to U.S. dollars based on the exchange rate as of the close of business on May 4, 2017 (1 to 1.0969).

47

2017 SPECIAL MEETING PROXY STATEMENT

The Merger (continued)

(2)	This amount represents the aggregate in-the-money value of the VWR stock options and RSUs that would vest as a direct result of the merger. This accelerated vesting is “single trigger,” and will take place upon the occurrence of a change in control as defined in the company equity plan, regardless of whether the named executive officer’s employment is terminated. This amount will become payable immediately upon the closing of the merger. For information regarding equity acceleration upon a change in control, see “—Summary of Estimated Equity Awards”. These amounts do not include payments in respect of VWR stock options or RSUs that already vested, because the named executive officer would already be entitled to the economic benefit of such equity regardless of the transaction. For information regarding all equity, including that which has already vested, see “—Summary of Estimated Equity Awards”.

Name	Value of Stock Options ($)	Value of RSUs ($)	Total ($)
Manuel Brocke-Benz	8,918,914	924,084	9,842,998
Gregory L. Cowan	2,689,327	260,248	2,949,575
Mark T. McLoughlin	2,001,076	197,671	2,198,747
Dr. Nils Clausnitzer	1,201,479	197,671	1,399,151
George Van Kula	1,916,116	196,973	2,113,089
(3)	Upon termination without “cause” or resignation for “good reason,” Messrs. Cowan, McLoughlin and Van Kula are generally entitled to continued health benefits for the 12-month period, or for the 18-month period in the case of Mr. Brocke-Benz, following termination and Dr. Clausnitzer will be entitled to receive health benefits in accordance with applicable German law. These benefits are “double trigger” in nature, which means that such payments are conditioned upon a qualifying termination of employment, or in the case of retention bonuses, the additional conditions described above in “— Retention Bonus Arrangements,” as opposed to “single trigger” payments, which are solely conditioned upon the consummation of the merger.
(4)	These amounts include, for each of the named executive officers (other than Dr. Clausnitzer), a tax gross-up payment to make such named executive officer whole, on an after-tax basis, for any taxes imposed under Section 4999 of the Internal Revenue Code payable no later than the sixtieth day following an event occurring which subjects such named executive officer to such taxes, subject to certain conditions and exceptions as set forth in the retention programs. Additionally, Mr. Brocke-Benz’s Executive Officer Employment Agreement provides that in the event excise taxes become payable under Section 280G and Section 4999 of the Internal Revenue Code as a result of any “excess parachute payments,” as that phrase is defined by the Internal Revenue Service, upon a change of control of the Company, VWR will pay the excise tax as well as a gross-up for the impact of the excise tax payment.
(5)	These amounts are payable to the named executive officers pursuant to the retention programs as described above in “—Retention Bonus Arrangements.”
(6)	The cash severance amounts presented are all “double trigger” in nature. The table below summarizes the amounts which are payable on a “single trigger” and “double trigger” basis, respectively.

Name	Single-Trigger ($)	Double-Trigger ($)
Manuel Brocke-Benz	9,842,998	15,892,451
Gregory L. Cowan	2,949,575	5,791,302
Mark T. McLoughlin	2,198,747	3,575,836
Dr. Nils Clausnitzer	1,399,151	2,246,246
George Van Kula	2,113,089	5,389,792

As partial consideration for the potential payments provided in the tables above, the named executive officers are bound by a confidentiality agreement as well as customary non-compete and non-solicitation provisions set forth in their respective employment arrangements. The non-compete provisions prohibit the named executive officers from engaging in or being affiliated with certain large companies in the lab supplies industries that the Company competes with while employed by the Company and for a period of one year, or eighteen (18) months in the case of Mr. Brocke-Benz, after the termination of such employment for any reason. The non-solicitation provision prohibits the named executive officer, either alone or in association with others, while employed by the Company and for a period of eighteen (18) months after the termination of such employment for any reason, from soliciting any of the Company’s business relations from doing business with the Company and from soliciting any employees to leave the employ of the Company unless such individual’s employment has been terminated for a period of one hundred eighty (180) days or longer. The named executive officer’s receipt of the payments would be contingent upon such named executive officer signing a release of claims against us.

Employee Benefits

Pursuant to the merger agreement, Avantor has agreed that for a period of not less than one year following the effective time, Avantor will, or will cause the surviving corporation to, provide to each individual who, immediately prior to the effective time, is an employee of the Company and its subsidiaries and who continues employment with Avantor following such effective time (i) salary and incentive opportunities that, in each case, are no less favorable in the aggregate (excluding any value attributable to equity-based compensation) than those provided to such employee by the Company or its subsidiaries immediately prior to the closing date of the merger and (ii) employee benefits (excluding defined benefit pension plan benefits) that are no less favorable

48

2017 SPECIAL MEETING PROXY STATEMENT

The Merger (continued)

in the aggregate than those provided to such employee by the Company or its subsidiaries immediately prior to the closing date of the merger.

Director and Officer Indemnification and Insurance

Pursuant to the merger agreement, all rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the effective time (and right to advancement of expenses) now existing in favor of any person who is or prior to the effective time becomes, or has been at any time prior to the date of the merger agreement, a director, officer, employee or agent (including as a fiduciary with respect to an employee benefit plan) of the Company, any of its subsidiaries or any of their respective predecessors (each, an “indemnified party”) as provided in the Company’s amended and restated certificate of incorporation, the Company’s amended and restated bylaws the organizational documents of any subsidiary of the Company or any indemnification agreement listed in the Company disclosure letter between such indemnified party and the Company or any of its subsidiaries that is in effect as of the date of the merger agreement (i) will be assumed by the surviving corporation in the merger, without further action, at the effective time, (ii) will survive the merger, (iii) will continue in full force and effect in accordance with their terms with respect to any claims against any such indemnified party arising out of such acts or omissions and (iv) for a period of six years following the date of the merger agreement will not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such indemnified party. Avantor will ensure that the surviving corporation complies with and honors the foregoing obligations.

After the effective time, in the event of certain threatened or actual legal proceedings, whether civil, criminal or administrative, based in whole or in part on, or arising in whole or in part out of, or pertaining to the fact that at or prior to the effective time the indemnified party is or was a director, officer, employee or agent (including as a fiduciary with respect to a Company benefit plan) of the Company, its subsidiaries or any of their respective predecessors, whether in any case asserted or claimed before or after the effective time, Avantor and the surviving corporation will, jointly and severally, indemnify and hold harmless, as and to the fullest extent provided in the Company’s amended and restated certificate of incorporation or the Company’s amended and restated bylaws (or the corresponding organizational documents of the applicable subsidiary of the Company provided that if such documents provide for a lesser degree of indemnification than as is provided in the Company’s organizational documents, such indemnified party will be indemnified and held harmless as and to the fullest extent provided in the Company’s organizational documents as if they instead applied), each such indemnified party against any losses, claims, damages, liabilities, costs, expenses.

Avantor and the surviving corporation will cooperate with each indemnified party in the defense of any matter for which such indemnified party could seek indemnification hereunder. Avantor’s and the surviving corporation’s obligations relating to the foregoing paragraph will continue in full force and effect for the period beginning upon the effective time until six years from the effective time, provided that all rights to indemnification in respect of certain legal proceedings asserted or made within such period will continue until the final disposition of such proceeding.

The Company will use reasonable best efforts to obtain and fully pay the premium for, for the benefit of the past and present officers and directors of the Company, directors’ and officers’ liability insurance policies in respect of acts or omissions occurring at or prior to the effective time (including for acts or omissions occurring in connection with the approval of the merger agreement and the consummation of the Transactions) for the period beginning upon the effective time and ending six years from the effective time, covering each indemnified party and containing terms (including with respect to coverage and amounts) and conditions (including with respect to deductibles and exclusions) that are, individually and in the aggregate, no less favorable to any indemnified party than the existing D&O policies; provided that the maximum aggregate annual premium payable by the Company for such insurance policies does not exceed 300% of the aggregate annual premium for coverage for its current fiscal year under the existing D&O policies.

In the event that (i) Avantor or the surviving corporation or any of their respective successors or assigns (y) consolidates with or merges into any other party and is not the continuing or surviving corporation or entity of such consolidation or merger or (z) transfers or conveys all or a substantial portion of its properties and other assets to any party or (ii) Avantor or any of its successors or assigns dissolves the surviving corporation, then, and in each such case, Avantor will cause proper provision to be made so that the applicable successors and assigns or transferees assume the obligations described above.

49

2017 SPECIAL MEETING PROXY STATEMENT

The Merger (continued)

Financing of the Merger

We anticipate that the total funds needed to complete the Transactions, including the refinancing of our existing indebtedness, will be approximately $6.6 billion, which will be funded by a combination of preferred equity financing and debt financing (together, the “financing”), as described below, together with available cash on hand at each of Avantor and, after consummation of the merger, the Company. This amount includes the funds needed to (1) pay Company stockholders the amounts due under the merger agreement, (2) make payments in respect of the Company’s outstanding equity-based awards and existing TRA (as defined in the subsection entitled “— Interests of the Company’s Directors and Executive Officers in the Merger—Income Tax Receivable Agreement” beginning on page 52 of this proxy statement), as applicable, pursuant to the merger agreement and (3) pay all fees and expenses payable by Avantor and Merger Sub under the merger agreement (the foregoing clauses (1) through (3), along with the funds necessary to refinance Avantor’s, Merger Sub’s and certain of their affiliates’ existing indebtedness, the “required amount”). The merger is not conditioned on Avantor’s or Merger Sub’s ability to obtain preferred equity financing or debt financing.

Avantor and Merger Sub are required under the merger agreement to use their reasonable best efforts to obtain the financing on the terms and subject only to the conditions described in each of the commitment letters (as defined in the subsections entitled “— Preferred Equity Financing” below and “— Debt Financing” beginning on page 51 of this proxy statement). In the event any portion of the financing becomes unavailable on the terms and conditions contemplated in the commitment letters for any reason, Avantor is required under the merger agreement to use its reasonable best efforts to obtain alternative financing in an amount sufficient to complete the merger and the other Transactions and pay the required amount. As of the last practicable date before the printing of this proxy statement, each of the commitment letters remain in effect, and Avantor has not notified us of any plans to utilize alternative financing. The documentation governing the financing contemplated by each of the commitment letters has not been finalized and, accordingly, the actual terms of the financing may differ from those described in this proxy statement.

Preferred Equity Financing

On May 4, 2017, Avantor and Issuer entered into a commitment letter (the “preferred equity commitment letter”) with BSPI, pursuant to which (a) BSPI committed to Avantor and Issuer to purchase from Issuer, upon the terms and subject to the conditions set forth in the preferred equity commitment letter (i) 100% of the initial aggregate liquidation preference of $2 billion of a single class of series A senior preferred stock of Issuer having the terms and conditions set forth in the preferred equity commitment letter for an aggregate cash purchase price of $2 billion (the “senior preferred stock”) and (ii) shares of a single class of series A junior convertible preferred stock of Issuer having the terms and conditions set forth in the preferred equity commitment letter for an aggregate cash purchase price of $650 million (the “junior preferred stock”) and (b) Issuer committed to issue to BSPI detachable penny warrants for the purchase of the Class A common stock of Issuer in an aggregate amount equal to $100 million having the terms and conditions set forth in the preferred equity commitment letter (the “warrants” and, together with the senior preferred stock and the junior preferred stock, the “preferred equity”). The issuance of the preferred equity is subject to various conditions precedent, including, without limitation, the following (subject to certain exceptions and qualifications as set forth in the preferred equity commitment letter):

•	the absence of a Company Material Adverse Effect (as defined in the merger agreement) since the date of the merger agreement;
•	the prior or substantially concurrent consummation of the merger in accordance with the merger agreement;
•	the prior or substantially concurrent making of the Equity Contribution (as defined in the preferred equity commitment letter);
•

the substantially concurrent refinancing of certain of the Company’s and Avantor’s existing indebtedness, including (A) the discharge of all obligations with respect to the Company’s outstanding amount of 4.625% senior notes due 2022 (the “existing notes”) issued pursuant to that certain indenture (the “indenture”), dated as of March 25, 2015, by and among VWR Funding, Inc., the guarantors party thereto, Law Debenture Trust Company of New York, as trustee, Deutsche Bank AG, London Branch, as paying agent and Deutsche Bank Luxembourg S.A., as registrar and transfer agent and (B) the full repayment of the principal, accrued and unpaid interest, fees, premium, if any, and other amounts under the Credit Agreement, dated as of September 28, 2015, among VWR Funding Inc., each of the Foreign Subsidiary Borrowers (as defined in the preferred equity commitment letter) from time to time party thereto, Citibank, N.A., as administrative agent and collateral agent and the lenders from time to time party thereto (the “Existing Company Credit Agreement”), under the First Lien Credit Agreement, dated as of March 10, 2017, among Avantor Performance Materials Holdings, LLC, NuSil Investments

50

2017 SPECIAL MEETING PROXY STATEMENT

The Merger (continued)

LLC, Avantor Holdings Sub, L.P., Jefferies Finance LLC and the other lenders from time to time party thereto (the “Existing Borrower Credit Agreement”) and under the Second Lien Credit Agreement dated as of March 10, 2017, among Avantor Performance Materials Holdings, LLC, NuSil Investments LLC, Avantor Holdings Sub, L.P., Jefferies Finance LLC and the other lenders from time to time party thereto (the “Existing Second Lien Credit Agreement”) in connection with the other Transactions, the termination of all commitments to extend credit under the Existing Company Credit Agreement, the Existing Borrower Credit Agreement and the Existing Second Lien Credit Agreement and the termination and/or release of any security interests and guarantees in connection therewith;

•	the receipt of certain audited, unaudited and pro forma financial statements;
•	the receipt of all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations (including the USA PATRIOT Act);
•	the receipt of a preliminary offering memorandum, including certain financial statements and certain other information;
•	the execution and delivery of definitive documentation in accordance with the terms of the preferred equity commitment letter;
•	the payment of any applicable closing payment;
•	the accuracy of certain representations and warranties;
•	any applicable waiting period (and any extension thereof) or any necessary clearances or approvals to be obtained under all antitrust laws applicable to the purchase of any of the preferred equity by the purchasers and the issuance of the warrants will have expired, been otherwise terminated or been obtained;
•	the prior or substantially concurrent consummation of the senior secured facilities (as defined in the subsection entitled “— Debt Financing” beginning on page 51 of this proxy statement) and consummation of the bridge facility (as defined in the subsection entitled “— Debt Financing” beginning on page 51 of this proxy statement) and/or senior unsecured notes (as contemplated by the bridge facility), as applicable, on substantially the same terms as set forth in the debt commitment letter; and
•	on the closing date, concurrently with the purchase and sale of the preferred equity, there will be issued and outstanding $1 billion of additional shares of series A junior convertible preferred equity of Issuer.

Subject to specified exceptions and qualifications, the preferred equity commitment letter will automatically terminate upon the earliest to occur of (i) the termination of the merger agreement in accordance with its terms after the execution of the merger agreement and prior to the consummation of the funding set forth in the preferred equity commitment letter, (ii) the closing date of the merger and (iii) the date that is five business days after November 4, 2017 (subject to an extension in certain circumstances if certain specified regulatory approvals have not been met pursuant to the merger agreement, the “outside date”).

BSPI may invite other purchasers to participate in the preferred equity financing contemplated by the preferred stock commitment letter and to provide such preferred equity financing, provided that in no event will BSPI be relieved of its obligations to fund its commitments (subject to the terms and conditions and certain exceptions and qualifications set forth in the preferred equity commitment letter).

Debt Financing

Goldman Sachs Bank USA (“GS Bank”), Barclays Bank PLC (“Barclays”), Jefferies Group LLC (acting through any of its affiliates, “Jefferies”) and JPMorgan Chase Bank, N.A. (“JPMorgan” and, together with GS Bank, Barclays and Jefferies, the “Lenders”) have agreed to provide debt financing in an aggregate principal amount of approximately (i) USD equivalent of $5 billion in the form of senior secured first lien term loan facilities, consisting of a U.S. dollar denominated term loan facility (the “dollar term facility”) and a euro denominated term loan facility (together with the dollar term facility, the “term facility”), (ii) $500 million (which amount may be reduced by the amount of commitments under the Company’s receivables securitization facility outstanding on the closing date of the merger) in the form of a senior secured first lien revolving credit facility (together with the term facility, the “senior secured facilities”) and (iii) USD equivalent of $2.25 billion in the form of senior unsecured bridge facilities, consisting of a U.S. dollar-denominated bridge loan facility (the “dollar bridge facility”) and, if applicable, a euro-denominated bridge loan facility (together with the dollar bridge facility, the “bridge facility” and, together with the senior secured facilities, the “credit facilities”), in each case, on the terms and subject to the conditions set forth in a debt commitment letter (the “debt commitment letter”, and together with the preferred equity commitment letter, the “commitment letters”). The obligations of the Lenders to provide debt financing under the credit facilities are subject to various conditions precedent.

51

2017 SPECIAL MEETING PROXY STATEMENT

The Merger (continued)

Subject to specified exceptions and qualifications, the debt commitments will be available to Avantor until the earliest of (i) the termination of the merger agreement in accordance with its terms after the execution of the merger agreement and prior to the consummation of the funding set forth in the debt commitment letter, (ii) the funding of the merger without the use of the credit facilities and (iii) the date that is five business days after the outside date. The Lenders’ obligation to provide the debt financing under the debt commitment letter is subject to various conditions precedent, including, without limitation, the following (subject to certain exceptions and qualifications as set forth in the debt commitment letter):

•	the execution and delivery by the Company and its appropriate affiliates and subsidiaries of the credit documentation to which it is a party and customary closing certificates;
•	the accuracy of certain representations and warranties;
•	the prior or substantially concurrent making of the Equity Contribution (as defined in the debt commitment letter);
•	the prior or substantially concurrent consummation of the merger in accordance with the merger agreement;
•	the substantially concurrent refinancing of certain of the Company’s and Avantor’s existing indebtedness, including (A) the discharge of all obligations with respect to the existing notes and (B) the full repayment of the principal, accrued and unpaid interest, fees, premium, if any, and other amounts under the Existing Company Credit Agreement, the Existing Borrower Credit Agreement and the Existing Second Lien Credit Agreement in connection with the Transactions, the termination of all commitments to extend credit under the Existing Company Credit Agreement, the Existing Borrower Credit Agreement and the Existing Second Lien Credit Agreement and the termination and/or release of any security interests and guarantees in connection therewith;
•	the absence of a Company Material Adverse Effect (as defined in the merger agreement) since the date of the merger agreement;
•	the receipt of certain audited, unaudited and pro forma financial statements;
•	subject to certain exceptions, the execution and delivery of certain documents and instruments required to create and perfect the security interests in the collateral;
•	the receipt of all documentation and other information under applicable “know your customer” and anti-money laundering rules and regulations (including the USA PATRIOT Act) which the lenders reasonably determine is required by regulatory authorities;
•	as a condition to the availability of the bridge facility, certain actions have been taken thereto and the investment banks have been afforded a marketing period following receipt of a customary preliminary offering memorandum, which includes certain financial statements; and
•	the payment of the fees required pursuant to the fee letter delivered in connection with the debt commitment letter.

Income Tax Receivable Agreement

The consummation of the Transactions will constitute a change of control for purposes of the Income Tax Receivable Agreement, dated as of October 7, 2014, by and between the Company and Varietal (the “TRA”). On May 4, 2017, the Company and Varietal entered into a Letter Agreement (the “TRA Letter Agreement”), pursuant to which, among other things, the Company and Varietal have agreed that the Change of Control Payment (as defined therein) will be an amount equal to $56,238,010 to be paid by the Company to Varietal on the closing date (the “TRA Payment”). Upon payment of the Change of Control Payment, the Company will not have any further payment obligations under the TRA and the Company will forfeit certain rights set forth in the TRA with respect to such payment or otherwise. Also, upon payment of the Change of Control Payment, the TRA will terminate, subject to the survival of certain sections as set forth in the TRA Letter Agreement.

Delisting and Deregistration of VWR Common Stock

If the merger is completed, VWR common stock will be removed from listing on NASDAQ and deregistered under the Exchange Act and the Company will no longer file periodic reports with the SEC.

52

2017 SPECIAL MEETING PROXY STATEMENT

The Merger Agreement

The summary of the material provisions of the merger agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Annex A and which the Company incorporates by reference into this document. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. The Company encourages you to read the merger agreement carefully in its entirety.

The Merger

The merger agreement provides that, subject to the terms and conditions set forth in the merger agreement and in accordance with the DGCL, at the effective time, Merger Sub will be merged with and into the Company and, as a result of the merger, the separate corporate existence of Merger Sub will cease and the Company will continue as the surviving corporation. As the surviving corporation, the Company will possess the rights, powers, privileges, immunities and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of the Company and Merger Sub, all as provided under Delaware law.

The closing date of the merger (the “closing date”) will be on the second business day following the satisfaction or (to the extent permitted by applicable law) waiver by the party or parties entitled to the benefits thereof of the conditions set forth in the merger agreement and described under “— Conditions to the Merger” below (other than those conditions that by their nature are to be satisfied on the closing date, but subject to the satisfaction or waiver of such conditions on the closing date), provided that, notwithstanding the satisfaction or waiver of the conditions set forth in the merger agreement, the Company, Avantor and Merger Sub will not be required to effect the closing of the merger until the earlier of (i) a business day during the marketing period specified by Avantor on no less than two business days’ prior written notice to the Company and (ii) the second business day following the final day of the marketing period (subject in each case to the satisfaction of conditions set forth in the merger agreement (other than any conditions that by their nature are to be satisfied on the closing date, but subject to the satisfaction or waiver of such conditions on the closing date)).

The merger will become effective at such time as the certificate of merger is duly filed with the Secretary of State of the State of Delaware or at such other time as Avantor and the Company agree and specify in the certificate of merger (the “effective time”).

The Merger Consideration and the Conversion of Capital Stock

At the effective time, by virtue of the merger and without any action on the part of the holder of any of the outstanding shares of VWR common stock or any shares of capital stock of Merger Sub, each share of VWR common stock that is issued and outstanding immediately prior to the effective time will be converted into the right to receive $33.25 in cash and without interest and subject to any applicable withholding taxes, other than:

•	each share of VWR common stock that is owned by the Company (other than shares of VWR common stock that are owned by any subsidiary of the Company, which will remain outstanding), Avantor or Merger Sub immediately prior to the effective time will no longer be outstanding and will be automatically canceled and retired and will cease to exist, and no consideration will be delivered or deliverable in exchange therefor; and
•	shares of VWR common stock that are held by any person who is entitled to demand and properly demands appraisal of such shares of VWR common stock pursuant to, and who complies in all respects with, Section 262 of the DGCL (“dissenting shares”).

VWR stock options, RSUs and restricted stock will be treated as described under “— VWR Stock Options, RSUs and Restricted Stock” beginning on page 62 of this proxy statement.

Each share of capital stock of Merger Sub that is issued and outstanding immediately prior to the effective time will be converted into and become one fully paid and nonassessable share of common stock, par value $0.01 per share, of the surviving corporation and will thereafter constitute the only outstanding shares of capital stock of the surviving corporation.

Payment Procedures

Prior to the effective time, Avantor will select a bank or trust company reasonably acceptable to the Company to act as paying agent for the payment of the merger consideration to former holders of shares of VWR common stock. Avantor will, or will cause

53

2017 SPECIAL MEETING PROXY STATEMENT

The Merger Agreement (continued)

the surviving corporation to, deposit with the paying agent, substantially simultaneously with the effective time, cash necessary to pay for the shares of VWR common stock converted into the right to receive the merger consideration.

As promptly as reasonably practicable after the effective time (but in no event later than two business days after the effective time), the surviving corporation or Avantor will cause the paying agent to mail to each holder of record of a certificate that immediately prior to the effective time represented outstanding shares of VWR common stock that were converted into the right to receive the merger consideration (i) a letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to the certificates will pass, only upon delivery of the certificates to the paying agent, and will be in such form and have such other provisions as are customary and reasonably acceptable to the Company and Avantor) and (ii) instructions for effecting the surrender of the certificates in exchange for the merger consideration. Upon surrender of a certificate to the paying agent for cancellation, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the paying agent, the holder of such certificate will be entitled to receive in exchange therefor the amount of cash into which the shares of VWR common stock theretofore represented by such certificate are converted pursuant to the merger agreement and the certificate so surrendered will be cancelled.

A holder of shares of VWR common stock in book-entry form will, upon receipt by the Paying Agent of an “agent’s message” in customary form (or such other evidence, if any, as the paying agent may reasonably request), be entitled to receive, and the surviving corporation or Avantor will cause the paying agent to pay and deliver as promptly as reasonably practicable after the effective time (but in no event later than two business days thereafter), an amount equal to the aggregate merger consideration to which such holder is entitled thereunder and such shares of VWR common stock will be canceled.

If any cash deposited with the paying agent remains undistributed one year after the closing date, such cash will be delivered to Avantor or its designated affiliate, upon demand, and any former holder of shares of VWR common stock entitled to payment of the merger consideration who had not theretofore complied with the merger agreement will thereafter look only to Avantor or its successor-in-interest for payment of its claim for the merger consideration (subject to applicable abandoned property, escheat and other similar laws).

If any certificate for shares of VWR common stock is lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by the surviving corporation, the posting by such person of a bond, in such reasonable amount as Avantor may direct, as indemnity against any claim that may be made against it with respect to such certificate, the paying agent will pay, in exchange for such lost, stolen or destroyed certificate, the applicable merger consideration to be paid in respect of the shares of VWR common stock formerly represented by such certificate.

VWR Representations and Warranties

The merger agreement contains representations and warranties made by the Company to Avantor and Merger Sub and representations and warranties made by Avantor and Merger Sub to the Company. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the merger agreement, including information contained in a confidential disclosure letter provided by the Company to Avantor and Merger Sub in connection with the signing of the merger agreement (the “Company disclosure letter”). The Company disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the merger agreement. Furthermore, some of those representations and warranties may not be accurate or complete as of any particular date because they are subject to a contractual standard of materiality different from that generally applicable to public disclosures to stockholders. Moreover, certain representations and warranties in the merger agreement were used for the purpose of allocating risk between the Company, Merger Sub and Avantor rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the merger agreement as characterizations of the actual state of facts about the Company, Merger Sub or Avantor. This description of the representations and warranties is included to provide VWR stockholders with additional information regarding the terms of the merger agreement. It is not intended to provide any other factual information about the Company, Avantor or Merger Sub.

In the merger agreement, the Company has made representations and warranties to Avantor and Merger Sub with respect to, among other things:

•	the due organization, valid existence, and good standing of the Company and its subsidiaries;
•	its capitalization, including in particular the number of outstanding shares of VWR common stock, RSUs, and the number of shares of VWR common stock issuable upon the exercise of stock options;

54

2017 SPECIAL MEETING PROXY STATEMENT

The Merger Agreement (continued)

•	the vote of the VWR stockholders required to approve the merger;
•	the requisite corporate power and authority to execute and deliver the merger agreement and consummate the Transactions;
•	the absence of conflicts with laws, the Company’s organizational documents and contracts to which the Company or any of its subsidiaries is a party;
•	the required consents and approvals of governmental authorities in connection with the Transactions;
•	its SEC filings, including the financial statements contained in such filings and internal controls;
•	the absence of certain undisclosed liabilities;
•	the accuracy and compliance with applicable laws of the information supplied by the Company contained in this proxy statement;
•	the conduct of its business and the absence of certain changes, except as contemplated by the merger agreement, including that since December 31, 2016, there has been no change, event, circumstance, effect or occurrence that, individually or in the aggregate, has had or would be reasonably be expected to have a material adverse effect on the Company;
•	tax matters;
•	labor and employment matters;
•	matters related to the Company’s benefit plans;
•	title to properties and the absence of liens;
•	matters with respect to certain of the Company’s contracts;
•	the absence of certain litigation;
•	the Company’s and its subsidiaries’ compliance with applicable laws;
•	matters with respect to the Company’s privacy policies and information security;
•	compliance with the U.S. Foreign Corrupt Practices Act and other anti-corruption laws;
•	compliance with certain environmental laws and regulations;
•	intellectual property and information technology;
•	matters related to the Company’s insurance policies;
•	the absence of undisclosed brokers’ fees and expenses;
•	the inapplicability of state takeover statutes to the merger;
•	the receipt by the Board of a fairness opinion from Merrill Lynch, Pierce, Fenner & Smith Incorporated; and
•	the absence of any material product recall.

Many of the representations and warranties in the merger agreement made by the Company are qualified by a “materiality” or “material adverse effect on the Company” standard (that is, they will not be deemed to be untrue or incorrect unless their failure to be true or correct, individually or in the aggregate, would, as the case may be, be material or have a material adverse effect on the Company). For purposes of the merger agreement, a “Company material adverse effect” generally refers to any change, event, circumstance, effect or occurrence that (i) has, or would be reasonably expected to have, a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, or (ii) prevents or materially delays the consummation of the merger and the other Transactions or the ability of the Company to perform its obligations under the merger agreement in any material respect.

However, the standard of “material adverse effect on the Company” generally excludes any adverse effect to the extent resulting from or arising out of:

•	general conditions in the industries in which the Company and its subsidiaries operate;
•	general economic or regulatory, legislative or political conditions or securities, credit, financial or other capital markets conditions, in each case in the United States, the European Union or elsewhere in the world in which the Company or its subsidiaries operate;
•	any change or prospective change in applicable law or GAAP (or interpretation or enforcement thereof);
•	any changes after the date of the merger agreement in geopolitical conditions, the outbreak or escalation of hostilities, any acts or threats of war (whether or not declared), sabotage, terrorism or any epidemics, or any escalation or worsening of any such acts or threat of war (whether or not declared), sabotage, terrorism or any epidemics;
•	any hurricane, tornado, flood, volcano, earthquake or other natural or man-made disaster or any other national or international calamity or crises;

55

2017 SPECIAL MEETING PROXY STATEMENT

The Merger Agreement (continued)

•	the failure of the Company to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics before, on or after the date of this Agreement, or changes or prospective changes in the market price or trading volume of shares of VWR common stock or the credit rating of the Company;
•	the execution, announcement and pendency of any of the Transactions, including any legal proceeding in respect of the merger agreement or the Transactions;
•	any legal or related proceedings made or brought by any of the current or former stockholders of the Company (on their own behalf or on behalf of the Company) against the Company or the Board relating to, in connection with or arising out of the merger or the other Transactions;
•	to the extent resulting from the announcement of the Transactions and the merger agreement, any loss of or change in relationship with any customer, supplier, vendor, service provider, collaboration partner or any other business partner, or departure of any employee or officer, of the Company or any of its subsidiaries;
•	any action taken by the Company or any of its subsidiaries at Avantor’s written request or with Avantor’s written consent or the failure to take any action by the Company or any of its subsidiaries to the extent that Avantor fails to give its consent after receipt of a written request therefor if (a) that action is prohibited by the merger agreement and (b) had such action been taken, no Company material adverse effect would have occurred;
•	the identity of Avantor, Merger Sub or their respective affiliates; and
•	except as to the items set forth in the first, second, third, fourth and fifth bullet points above, to the extent that the Company and its subsidiaries, taken as a whole, are disproportionately affected thereby as compared with other participants in the industries in which the Company and its subsidiaries operate (in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether there has been a Company material adverse effect), subject to certain restrictions.

In the merger agreement, Avantor and Merger Sub made customary representations and warranties to the Company with respect to, among other things:

•	the due organization, valid existence, good standing, power and authority of Avantor and Merger Sub;
•	the capitalization and interim operations of Merger Sub;
•	the absence of conflicts with laws, Avantor’s or Merger Sub’s organizational documents and contracts to which Avantor or Merger Sub is a party;
•	the required consents and approvals of governmental authorities in connection with the Transactions;
•	the accuracy and compliance with applicable laws of the information supplied by Avantor and Merger Sub contained in this proxy statement;
•	the absence of undisclosed brokers’ fees and expenses;
•	the absence of certain litigation;
•	the ownership of shares of VWR common stock;
•	the absence of contracts between Avantor or any of its affiliates, on the one hand, and any director, officer or employee of the Company or any of its subsidiaries, on the other hand;
•	matters with respect to Avantor’s financing (as more fully described under “The Merger—Financing of the Merger” beginning on page 50 of this proxy statement) and sufficiency of funds;
•	solvency of the surviving corporation following the consummation of the Transactions;
•	Avantor and Merger Sub’s investigation of the Company and its subsidiaries; and
•	the foreign person status of Avantor and Merger Sub’s investors.

The representations and warranties contained in the merger agreement and in any certificate or other writing delivered pursuant to the merger agreement will not survive the effective time. This limit does not apply to any covenant or agreement of the parties which by its terms contemplates performance after the effective time.

56

2017 SPECIAL MEETING PROXY STATEMENT

The Merger Agreement (continued)

Conduct of the Company’s Business During the Pendency of the Merger

Except for matters expressly permitted or required by the merger agreement, set forth in the Company disclosure letter, required by applicable law or agreed to in writing by Avantor, from the date of the merger agreement until the earlier of the effective time or the termination of the merger agreement, the Company will, and will cause each of its subsidiaries to, use reasonable best efforts to:

•	conduct its and their respective businesses in the ordinary course;
•	preserve intact its and their respective present business organization; and
•	preserve its and their present relationships with customers, suppliers, licensors, licensees, distributors and others having material business dealings with it and them.

In addition, except as expressly permitted or required by the merger agreement, set forth in the Company disclosure letter, required by applicable law or agreed to in writing by Avantor, between the date of the merger agreement and the effective time, the Company will not, nor will it permit any of its subsidiaries to:

•	(i) declare, set aside, establish a record date for, authorize, make or pay any dividends on, or make any other distributions (whether in cash, stock, equity securities, property or otherwise) in respect of, any of its capital stock, other than dividends and distributions of cash by a direct or indirect wholly owned subsidiary of the Company to its parent, (ii) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock (except for the settlement of Company stock options or RSUs) or (iii) repurchase, redeem, offer to redeem or otherwise acquire, directly or indirectly, any shares of capital stock of the Company or any of its subsidiaries or options, warrants, convertible or exchangeable securities, stock-based performance units or other rights to acquire any such shares of capital stock (except (x) for acquisitions of shares of Company common stock in connection with the surrender of such shares by holders of Company stock options in order to pay the exercise price of Company stock options, (y) the withholding of shares of Company common stock to satisfy tax obligations with respect to awards granted under the Company equity plan and (z) acquisition by the Company of Company stock options, RSUs and restricted stock in connection with the forfeiture of such options, RSUs or restricted stock), as applicable;
•	issue, deliver, sell, authorize, pledge or otherwise encumber any shares of its capital stock or options, warrants, convertible or exchangeable securities, stock-based performance units or other rights to acquire such shares, certain indebtedness or any other rights that give any person the right to receive any economic interest of a nature accruing to the holders of shares of VWR common stock, other than issuances of shares of VWR common stock upon the exercise of VWR stock options in accordance with their terms, the vesting of RSUs in accordance with their terms or the vesting of restricted stock in accordance with their terms;
•	amend, adopt any amendment to or otherwise change its organizational documents (except for immaterial or ministerial amendments), adopt any agreement of complete or partial liquidation or dissolution, merger, consolidation, restructuring, recapitalization or other reorganizational document or adopt any “poison pill” or similar stockholder rights plan;
•	acquire or agree to acquire, directly or indirectly, in a single transaction or a series of related transactions, whether by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any assets outside of the ordinary course of business, any business or any corporation, partnership, limited liability company, joint venture, association or other business organization or division thereof or any other person (other than the Company or its subsidiaries), if the aggregate amount of consideration paid or transferred by the Company and its subsidiaries would exceed $25 million;
•

except, as required pursuant to the terms of any Company benefit plan or Company benefit agreement or other written contract to which the Company or any of its subsidiaries is a party, in each case as in effect on the date of the merger agreement, or as required by applicable law (i) adopt, enter into, establish, terminate, materially amend or modify any Company benefit plan or agreement relating thereto, (ii) grant to any director or employee of the Company or its subsidiaries any increase in compensation or benefits, subject to certain exceptions, (iii) grant to any director or employee of the Company or its subsidiaries any increase in severance or termination pay, (iv) enter into any employment, consulting, severance or termination agreement with any director or employee of the Company or its subsidiaries, (v) change the actuarial assumptions applicable to any Company benefit plan or agreement related thereto, subject to certain exceptions or (vi) take any action to accelerate any rights or benefits under any Company benefit plan or agreement relating thereto; provided that clauses (i) through (vi) will not restrict the Company or any of its subsidiaries from (y) entering into or making available to newly hired employees or to existing employees (other than executive officers), in the context of promotions based on job performance or

57

2017 SPECIAL MEETING PROXY STATEMENT

The Merger Agreement (continued)

workplace requirements, in each case in the ordinary course of business, plans, agreements, benefits and compensation arrangements to the extent consistent with past practice, or (z) granting bonuses to newly hired employees or to existing employees (other than executive officers) in an aggregate amount not to exceed $500,000;

•	make any material change in accounting methods, procedures, principles or practices or materially revalue any of its assets, except as may be required (i) by GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization, or (ii) by law, including Regulation S-X promulgated under the Securities Act of 1933, as amended;
•	sell, lease (as lessor), license or otherwise dispose of (including through any “spin-off”), or pledge, encumber or otherwise subject to any non-permitted lien, any properties or assets (other than certain intellectual property) that have a value, individually or in the aggregate, of more than $25 million, subject to certain specified exceptions;
•	sell, assign, license, allow to lapse or expire or otherwise transfer or dispose of certain intellectual property owned by the Company or its subsidiaries that is material, individually or in the aggregate, to the Company and its subsidiaries, taken as a whole, subject to certain specified exceptions;
•	(i) incur, issue, syndicate, refinance, or otherwise become liable for, or materially modify the terms of certain indebtedness, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or its subsidiaries, guarantee, assume or endorse any debt securities of another person, enter into any “keep well” or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing, subject to certain specified exceptions, or (ii) make any loans, advances or capital contributions to, or non-permitted investments in, any other person, other than to or in the Company or its subsidiaries;
•	other than in accordance with the Company’s capital expenditure budget made available to Avantor, make or agree to make any capital expenditure or expenditures that in the aggregate are in excess of $10 million;
•	pay, discharge, settle, compromise or satisfy, (i) any pending or threatened claims, liabilities or obligations relating to certain legal proceedings, other than any such payment, discharge, settlement, compromise or satisfaction of a claim solely for money damages in the ordinary course of business in an amount not to exceed $5 million per payment, discharge, settlement, compromise or satisfaction or $15 million in the aggregate for all such payments, discharges, settlements, compromises or satisfactions or (ii) any litigation, arbitration, or proceeding that relates to the transactions contemplated thereby;
•	except as required by applicable law, make, revoke or change certain material tax elections, make any material change to any method of tax accounting, amend any material tax returns (other than any such amendment in the ordinary course of business), enter into any closing agreement with respect to taxes, or settle or compromise any material tax liability or refund; provided that the Company may settle audits in the ordinary course up to an aggregate amount of $1 million in excess of the amounts reserved in respect thereof;
•	(i) except as is in the ordinary course of business consistent with past practice, enter into, or modify or amend in a manner that is adverse in any material respect to the Company certain contracts or (ii) materially modify its privacy policies or the operations or security of certain material computer systems except as required by law or in a manner that enhances protection or security;
•	other than as required by applicable law, enter into any material collective bargaining agreement with, recognize or certify any labor union, labor organization, works council or group of employees of the Company or any of its subsidiaries as the bargaining representative for certain employees of the Company; or
•	authorize, commit or agree to take any of the foregoing actions.

The Special Meeting

Pursuant to the terms of the merger agreement and in accordance with applicable law and the Company’s governing documents, the Company acting through the Board, will promptly and duly call and give notice of, convene and hold as promptly as practicable the special meeting of the Company’s stockholders for the purpose of the approval and adoption of the merger agreement and merger.

Unless the Board has effected an adverse recommendation change, the Board will make the board recommendation (as defined in the section entitled “— VWR Board Recommendation”) and use its reasonable best efforts to obtain the approval and adoption of the merger agreement and merger by the holders of a majority of the outstanding shares of VWR common stock entitled to vote on such matter (the “company requisite vote”), subject to its obligations under the go-shop and non-solicitation provisions of the merger agreement.

58

2017 SPECIAL MEETING PROXY STATEMENT

The Merger Agreement (continued)

Go-Shop; No-Solicitation; Competing Takeover Proposals

Under the merger agreement, the Company, its subsidiaries and their respective directors and officers and other representatives are permitted to, among other things, until the go-shop period end-date:

•	directly or indirectly solicit, initiate or encourage any takeover proposal or the making thereof, including by way of furnishing non-public information and other access to any person or its representatives pursuant to an acceptable confidentiality agreement provided that prior to or substantially concurrently with the time it is provided to such other person (and in any event within 24 hours), the Company will make available to Avantor any material non-public information with respect to the Company or its subsidiaries furnished to such other person not previously furnished to Avantor; and
•	directly or indirectly participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate the making of any proposal that constitutes, or would reasonably be expected to lead to, any takeover proposal.

With respect to any person other than an excluded party, beginning on the date immediately following the go-shop period end-date, the Company, its subsidiaries and their respective directors and officers will not, and the Company will direct its and its subsidiaries’ other representatives not to:

•	directly or indirectly solicit, initiate or knowingly encourage or facilitate any inquiries, proposals or offers with respect to or that would reasonably be expected to lead to, or the submission of, any takeover proposal;
•	execute or enter into any agreement or understanding with respect to any takeover proposal;
•	directly or indirectly participate in any discussions or negotiations regarding, or furnish to any party any information with respect to, or take any other action to facilitate the making of any proposal that constitutes, or would reasonably be expected to lead to, any takeover proposal;
•	take any action to make the provisions of any applicable law or any restrictive provision of any applicable anti-takeover provision in the Company’s organizational documents inapplicable to any transactions contemplated by a takeover proposal; or
•	authorize, commit or agree to do any of the foregoing.

Except as expressly permitted by the merger agreement, beginning on the date immediately following the go-shop period end-date, the Company will, and will cause its subsidiaries and its and their respective representatives to, except with respect to any excluded party, immediately:

•	cease all communications, solicitations, discussions and negotiations regarding any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, a takeover proposal or otherwise in connection with a takeover proposal or potential takeover proposal;
•	request the prompt return or destruction of all confidential information previously furnished to any party within the last six months for the purposes of evaluating a possible takeover proposal; and
•	terminate access to any physical or electronic data rooms relating to a possible takeover proposal.

Notwithstanding anything to the contrary contained in the merger agreement, prior to obtaining the company requisite vote and after the go-shop period end-date, in response to a qualifying company takeover proposal and the failure to take any such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable law, the Company may:

•	furnish non-public information and other access to the party making such qualifying company takeover proposal and its representatives pursuant to an acceptable confidentiality agreement so long as the Company also provides Avantor, in accordance with the terms of its confidentiality agreement and substantially concurrently with the time such information or access is provided to such party (and in any event within 24 hours), any material non-public information or access with respect to the Company or its subsidiaries furnished to such other party that was not previously furnished to Avantor; and
•	enter into or otherwise participate in discussions or negotiations with such party and its representatives regarding such qualifying company takeover proposal, including soliciting, encouraging and facilitating the making of a revised qualifying company takeover proposal.

Within two business days after the go-shop period end date, the Company must deliver to Avantor a written notice setting forth the identity of any excluded party and each other party or group (other than Avantor and its subsidiaries) that, to the knowledge of the Company, has (or is expected to have) a material equity interest in the takeover proposal proposed by such excluded party and the material terms and conditions of the pending takeover proposal made by such excluded party (including any material terms proposed orally or supplementary thereto and any material modifications thereto), and the Company must deliver to

59

2017 SPECIAL MEETING PROXY STATEMENT

The Merger Agreement (continued)

Avantor copies of any takeover proposal made in writing and all proposed definitive documents (including financing commitments) received by the Company or any of its representatives from any such excluded party or its representatives relating to any takeover proposal.

VWR Board Recommendation

Subject to the provisions described below, the Board has unanimously recommended that VWR stockholders vote in favor of the adoption of the merger agreement and the merger at the special meeting (the “board recommendation”). The Board also agreed to include the board recommendation in this proxy statement. Subject to the provisions described below, the merger agreement provides that neither the Board nor any committee of the Board will:

•	withdraw or modify in a manner adverse to Avantor or Merger Sub, or propose publicly to withdraw or modify in a manner adverse to Avantor or Merger Sub, the board recommendation;
•	approve or recommend, or propose publicly to approve or recommend, any takeover proposal;
•	fail to publicly reaffirm, up to a maximum of two times (provided that, Avantor will be entitled to an additional two such reaffirmations for each intervening event or publicly announced change to any material term of a takeover proposal), the board recommendation within five business days after Avantor so requests in writing (or such fewer number of days as remain prior to the special meeting, as it may be adjourned or postponed in accordance with the merger agreement);
•	fail to recommend in a solicitation/recommendation statement on Schedule 14D-9 rejection of a takeover proposal that is a tender offer or exchange offer subject to Regulation 14D under the Exchange Act (other than by Parent and its affiliates) within ten (10) business days of the commencement of such tender offer or exchange offer (or such fewer number of days as remain prior to the special meeting, as it may be adjourned or postponed in accordance with the merger agreement);
•	resolve, publicly announce an intention or agree to take any of the foregoing actions (each such foregoing action, an “adverse recommendation change”); or
•	approve or enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, option agreement, merger agreement, joint venture agreement, partnership agreement or other agreement providing for any takeover proposal (other than an acceptable confidentiality agreement entered into in accordance with the merger agreement), or resolve, agree or publicly propose to take any such action.

Notwithstanding anything to the contrary contained in the merger agreement, at any time prior to, but not after, the company requisite vote has been obtained (x) the Board may, in response to an intervening event, take or fail to take certain of the actions specified in the clauses above relating to the definition of adverse recommendation change (an “intervening event adverse recommendation change”) if the Board determines, in good faith, after consultation with outside counsel, that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable law and (y) if the Board receives a superior company proposal, the Company may terminate the merger agreement to enter into a definitive agreement with respect to such superior company proposal; provided that concurrently with such termination the Company pays any required termination fee; and provided that, prior to so making an intervening event adverse recommendation change or so terminating the merger agreement:

•	the Company materially complies with certain provisions of the merger agreement;
•	the Board gives Avantor at least four business days’ prior written notice of its intention to take such action and a description of the reasons for taking such action (which notice, in respect of a superior company proposal, will specify in writing the identity of the party or parties who made such superior company proposal and all of the material terms and conditions of such superior company proposal and attach the most current version of the relevant transaction agreement and other material definitive documents (including financing commitments));
•	the Company negotiates, and causes its representatives to negotiate in good faith, with Avantor during such notice period, to the extent Avantor wishes to negotiate, to enable Avantor to revise the terms of the merger agreement in such a manner that would eliminate the need for taking such action (and in respect of a superior company proposal, would cause such superior company proposal to no longer constitute a superior company proposal);
•	following the end of such notice period, the Board considers in good faith any revisions to the terms of the merger agreement offered in writing by Avantor, and determines in good faith, after consultation with outside counsel, that failure to effect such intervening event adverse recommendation change or to terminate the merger agreement to accept such superior company proposal would be reasonably likely to be inconsistent with its fiduciary duties under applicable law and, with respect to a superior company proposal, that such superior company proposal continues to constitute a superior company proposal; and

60

2017 SPECIAL MEETING PROXY STATEMENT

The Merger Agreement (continued)

•	in the event of any material change to any of the terms or conditions of such superior company proposal, the Company, in each case, delivers to Avantor an additional notice consistent with that described above and a renewed notice period will commence (except that the four business day notice period will instead be equal to two business days) during which time the Company will be required to comply with the foregoing requirements anew with respect to such additional notice.

An “excluded party” is any person or group (other than Avantor and its subsidiaries) from which the Company received prior to the go-shop period end-date a written takeover proposal that: (a) remains pending as of, and has not been withdrawn on or prior to, the go-shop period end date and (b) the Board determines, in good faith, on or prior to the go-shop period end date, after consultation with outside counsel and a financial advisor, constitutes or would reasonably be expected to lead to a superior company proposal; provided that any party will cease to be an excluded party (i) at such time following the go-shop period end date that the takeover proposal submitted by such party is withdrawn or terminated (it being understood that any amendment, modification or replacement of such takeover proposal will not, in and of itself, be deemed a withdrawal of such takeover proposal) or (ii) if such party’s takeover proposal is not so withdrawn or terminated as of the go-shop period end date, then on the tenth business day following the go-shop period end date if the Board has not made an adverse recommendation change or given Avantor written notice of its intention to take such action, in each case as a result of such party’s takeover proposal.

An “intervening event” is a material event, change, effect, development, circumstance or occurrence that improves or would be reasonably likely to improve the business, financial condition or continuing results of operations of the Company and its subsidiaries, taken as a whole, that (i) is not known by the Company or the Board as of the date of the merger agreement and that was not reasonably foreseeable as of the date of the merger agreement and (ii) does not relate to a takeover proposal, provided that in no event will the following constitute, or be taken into account in determining the existence of an intervening event: (x) the fact that the Company meets or exceeds any internal or published forecasts or projections for any period, or any changes after the date of the merger agreement in the market price or trading volume of shares of VWR common stock, (y) the reasonably foreseeable consequences of the announcement of the merger agreement or the Transactions or (z) any event, fact or circumstance relating to or involving Avantor or its subsidiaries.

A “superior company proposal” is any written bona fide takeover proposal received after the date of the merger agreement that if consummated would result in a party or group (or the stockholders of any party) owning, directly or indirectly, (i) 50% or more of the aggregate voting power of the capital stock of the Company or of the surviving entity or the resulting direct or indirect parent of the Company or such surviving entity or (ii) 50% or more (based on the fair market value thereof, as determined by the Board) of the assets (including capital stock of the Company’s subsidiaries) of the Company and its subsidiaries, taken as a whole, on terms which the Company Board determines, in good faith, after consultation with outside counsel and a financial advisor, are (x) reasonably likely to be consummated in accordance with such terms and (y) more favorable from a financial point of view to the stockholders of the Company than the Transactions, taking into account all financial, legal, financing, regulatory and other aspects (including timing and certainty of closing) of such takeover proposal and of the merger agreement.

A “takeover proposal” is any inquiry, proposal or offer from any party or group (other than Avantor and its subsidiaries) relating to (i) any direct or indirect acquisition or purchase, in a single transaction or a series of related transactions, of (y) more than 20% of the assets of the Company and its subsidiaries, taken as a whole, or (z) more than 20% of the aggregate voting power of the capital stock of the Company or (ii) any tender offer, exchange offer, merger, consolidation, business combination, recapitalization, liquidation, dissolution, binding share exchange or similar transaction involving the Company that, if consummated, would result in any party or group (or the stockholders of any party) beneficially owning, directly or indirectly, more than 20% of the aggregate voting power of the capital stock of the Company or of the surviving entity or the resulting direct or indirect parent of the Company or such surviving entity, other than, in each case, the Transactions.

Notwithstanding the provisions described above, the merger agreement does not prohibit the Company from (i) taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act, including making any “stop-look-and-listen” communication to the stockholders of the Company, or (ii) making any disclosure to its stockholders if the Board determines, in good faith, after consultation with outside counsel, that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable law; provided, that, subject to certain exceptions, no action contemplated hereby will constitute an adverse recommendation change.

61

2017 SPECIAL MEETING PROXY STATEMENT

The Merger Agreement (continued)

VWR Stock Options, RSUs and Restricted Stock

VWR equity awards outstanding immediately prior to the effective time will be subject to the following treatment;

•	each VWR stock option that is outstanding and unexercised immediately prior to the effective time, whether or not exercisable or vested, will be cancelled and converted into the right to receive an amount in cash determined by multiplying (i) the excess (if any) of the merger consideration over the exercise price per share of VWR common stock underlying such stock option by (ii) the number of shares of VWR common stock subject to such stock option immediately prior to the effective time; provided that any VWR stock option with an exercise price per share of VWR common stock underlying such stock option that equals or exceeds the merger consideration will be cancelled without the payment of consideration;
•	each RSU that is outstanding immediately prior to the effective time will be converted into a vested right to receive cash in an amount equal to the merger consideration; and
•	each share of restricted stock which is outstanding immediately prior to the effective time will at the effective time be converted into a vested right to receive cash in an amount equal to the merger consideration.

Holders of VWR equity awards at the effective time will cease to have any rights with respect to such awards other than the rights to receive the payments described above.

VWR Employee Compensation and Benefits

For a period of one year following the effective time (the “continuation period”), Avantor will provide or cause the surviving corporation to provide to each individual who is employed by the Company or its subsidiaries immediately prior to the effective time and who continues employment with Avantor, the surviving corporation or any of the Company’s subsidiaries (each, a “continuing employee”) (i) salary and incentive opportunities that, in each case, are no less favorable in the aggregate (excluding any value attributable to equity-based compensation) than those provided to such continuing employee by the Company or its subsidiaries immediately prior to the effective time and (ii) employee benefits (excluding defined benefit pension plan benefits) that are no less favorable in the aggregate than those provided to such continuing employee by the Company or its subsidiaries immediately prior to the effective time.

Following the continuation period, to the extent that any of the existing Company benefit plans are discontinued, each continuing employee will be immediately eligible to participate, without any waiting time, in any and all plans maintained by Avantor, the surviving corporation or their respective affiliates (the “surviving corporation plans”) to the extent coverage under any such plan is necessary to replace coverage under the discontinued Company benefit plan in which such continuing employee participates immediately prior to the effective time.

From and after the closing date, Avantor will or will cause the surviving corporation to assume, honor and continue during the continuation period or, if later, until all obligations thereunder have been satisfied, all of the Company’s employment, severance, retention, termination and change in control plans, policies, programs, agreements and arrangements (including any change in control severance agreement or other Company benefit agreement between the Company and any continuing employee) maintained by the Company or its subsidiaries, in each case, as in effect on the closing date, including with respect to any payments, benefits or rights arising as a result of the Transactions.

With respect to all surviving corporation plans, each continuing employee’s service with the Company or any of its subsidiaries (as well as service with any predecessor employer of the Company or any such subsidiary, to the extent service with the predecessor employer was recognized by the Company or such subsidiary) will be treated as service with Avantor or any of their respective subsidiaries; provided that such service need not be recognized (i) to the extent that such recognition would result in any duplication of benefits for the same period of service or (ii) with respect to any benefit accrual under a defined benefit pension plan.

With respect to any welfare plan maintained by Avantor or any of its subsidiaries in which any continuing employee is eligible to participate after the effective time, Avantor will, and will cause the surviving corporation to, (i) waive all limitations as to preexisting conditions and exclusions and waiting periods and actively-at-work requirements with respect to participation and coverage requirements applicable to such employees and their eligible dependents and beneficiaries, to the extent such limitations were waived, satisfied or did not apply to such employees or eligible dependents or beneficiaries under the corresponding welfare Company benefit plan in which such employees participated immediately prior to the effective time and

62

2017 SPECIAL MEETING PROXY STATEMENT

The Merger Agreement (continued)

(ii) provide continuing employees and their eligible dependents and beneficiaries with credit for any co-payments and deductibles paid prior to the effective time in satisfying any analogous deductible or out-of-pocket maximum requirements to the extent applicable under any such plan, in each case, except to the extent it would result in any duplication of benefits.

Other Covenants and Agreements

Access to Information; Confidentiality. Except if prohibited by applicable law, the Company will, and will cause each of its subsidiaries to, afford to Avantor and Avantor’s representatives reasonable access during normal business hours (under the supervision of appropriate personnel and in a manner that does not unreasonably interfere with the normal operation of the business of the Company and its subsidiaries) during the period prior to the earlier of the effective time or the termination of the merger agreement in accordance with its terms to all their respective properties, books and records, contracts and personnel (subject to, in certain circumstances, consent of the chief executive officer or general counsel of the Company as described below) and, during such period, the Company will, and will cause each of its subsidiaries to, furnish, reasonably promptly, to Avantor all information in its possession concerning its business, properties and personnel as Avantor may reasonably request, subject to certain exceptions.

Notwithstanding the foregoing, neither the Company nor any of its subsidiaries will be required to afford access or furnish information to the extent (i) such information is subject to the terms of a confidentiality agreement with a third party, (ii) such information relates to the applicable portions of the minutes of the meetings of the Board (including any presentations or other materials prepared by or for the Board) where the Board discussed the Transactions or any similar transaction involving the sale of the Company to, or combination of the Company with, any other party or (iii) the Company determines in good faith that affording such access or furnishing such information would jeopardize the attorney-client privilege of the Company or any of its subsidiaries, violate applicable law or result in significant antitrust risk for the Company or any of its subsidiaries, as applicable (provided that the Company will cooperate with Avantor in seeking, and use reasonable best efforts to secure any consent or waiver or other arrangement to allow disclosure of such information in a manner that would not result in such violation, contravention, prejudice, or loss of privilege).

Prior to the effective time, other than in the ordinary course of their respective businesses and not in connection with the Transactions, Avantor, Merger Sub and their representatives may only contact and communicate with the personnel, customers, service providers, regulators, vendors and suppliers of the Company and its subsidiaries related to the Transactions after prior consultation with and the written consent of the chief executive officer or general counsel of the Company, such consent not to be unreasonably withheld, delayed or conditioned.

Directors’ and Officers’ Indemnification and Insurance. Pursuant to the merger agreement, all rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the effective time (and rights to advancement of expenses) now existing in favor of any person who is or prior to the effective time becomes, or has been at any time prior to the date of the merger agreement, a director, officer, employee or agent (including as a fiduciary with respect to an employee benefit plan) of the Company, any of its subsidiaries or any of their respective predecessors (each, an “indemnified party”) as provided in the Company’s amended and restated certificate of incorporation, the Company’s amended and restated bylaws, the organizational documents of any subsidiary of the Company or any indemnification agreement listed in the Company disclosure letter between such indemnified party and the Company or any of its subsidiaries that is in effect as of the date of the merger agreement (i) will be assumed by the surviving corporation in the merger, without further action, at the effective time, (ii) will survive the merger, (iii) will continue in full force and effect in accordance with their terms with respect to any claims against any such indemnified party arising out of such acts or omissions and (iv) for a period of six years following the date of the merger agreement will not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such indemnified party. Avantor will ensure that the surviving corporation complies with and honors the foregoing obligations.

After the effective time, in the event of certain threatened or actual legal proceedings, whether civil, criminal or administrative, based in whole or in part on, or arising in whole or in part out of, or pertaining to the fact that at or prior to the effective time the indemnified party is or was a director, officer, employee or agent (including as a fiduciary with respect to a Company benefit plan) of the Company, its subsidiaries or any of their respective predecessors, whether in any case asserted or claimed before or after the effective time, Avantor and the surviving corporation will, jointly and severally, indemnify and hold harmless, as and to the fullest extent provided in the Company’s amended and restated certificate of incorporation or the Company’s amended and restated bylaws (or the corresponding organizational documents of the applicable subsidiary of the Company provided that if

63

2017 SPECIAL MEETING PROXY STATEMENT

The Merger Agreement (continued)

such documents provide for a lesser degree of indemnification than as is provided in the Company’s organizational documents, such indemnified party will be indemnified and held harmless as and to the fullest extent provided in the Company’s organizational documents as if they instead applied), each such indemnified party against any losses, claims, damages, liabilities, costs, expenses.

Avantor and the surviving corporation will cooperate with each indemnified party in the defense of any matter for which such indemnified party could seek indemnification hereunder. Avantor’s and the surviving corporation’s obligations relating to the foregoing paragraph will continue in full force and effect for the period beginning upon the effective time until six years from the effective time, provided that all rights to indemnification in respect of certain legal proceedings asserted or made within such period will continue until the final disposition of such proceeding.

The Company will use reasonable best efforts to obtain and fully pay the premium for, for the benefit of the past and present officers and directors of the Company, directors’ and officers’ liability insurance policies in respect of acts or omissions occurring at or prior to the effective time (including for acts or omissions occurring in connection with the approval of the merger agreement and the consummation of the Transactions) for the period beginning upon the effective time and ending six years from the effective time, covering each indemnified party and containing terms (including with respect to coverage and amounts) and conditions (including with respect to deductibles and exclusions) that are, individually and in the aggregate, no less favorable to any indemnified party than the existing D&O policies; provided that the maximum aggregate annual premium payable by the Company for such insurance policies does not exceed 300% of the aggregate annual premium for coverage for its current fiscal year under the existing D&O policies.

In the event that (i) Avantor or the surviving corporation or any of their respective successors or assigns (y) consolidates with or merges into any other party and is not the continuing or surviving corporation or entity of such consolidation or merger or (z) transfers or conveys all or a substantial portion of its properties and other assets to any party or (ii) Avantor or any of its successors or assigns dissolves the surviving corporation, then, and in each such case, Avantor will cause proper provision to be made so that the applicable successors and assigns or transferees assume the obligations described above.

Public Announcements. Avantor and Merger Sub, on the one hand, and the Company, on the other hand, will consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statements with respect to the merger and the other Transactions, and will not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law, court process or by obligations pursuant to any listing agreement with any national or foreign securities exchange and except as contemplated, permitted or required by the merger agreement.

Stockholder Litigation. Until the termination of the merger agreement, the Company will provide Avantor an opportunity to participate in the defense, settlement and prosecution of any stockholder litigation against the Company or its directors relating to any of the Transactions (the “transaction litigation”) and consult with Avantor with respect to the defense, settlement and prosecution of any transaction litigation, including the opportunity to review and to propose comments to all material filings or responses to be made by the Company in connection with any transaction litigation, and the Company will give reasonable and good faith consideration to any comments proposed by Avantor. In no event will the Company enter into, agree to or disclose any settlement with respect to such transaction litigation without Avantor’s consent, such consent not to be unreasonably withheld, delayed or conditioned, except to the extent such settlement is fully covered by the Company’s insurance policies (other than any applicable deductible), but only if such settlement would not result in the imposition of any material restriction on the business or operations of the Company or any of its subsidiaries or affiliates.

Works Councils. The Company and its subsidiaries will comply in all material respects with all notification, consultation and other processes with respect to any works council, economic committee, union or similar body as required by applicable law to effectuate the Transactions, which may include any required notifications and consultation and other processes with respect to any works council, economic committee, union or similar body.

Financing Efforts. Avantor and Merger Sub will, and will cause their subsidiaries to, use their reasonable best efforts to obtain financing on the terms and subject only to the conditions described in the commitment letters, including using their reasonable best efforts to (i) promptly negotiate definitive agreements on the terms (including any market flex and securities demand provisions contained in the debt commitment letter) and subject only to the conditions contained in the commitment letters so that such agreements are in effect on the closing date, (ii) promptly satisfy (or obtain a waiver to) or cause the satisfaction (or

64

2017 SPECIAL MEETING PROXY STATEMENT

The Merger Agreement (continued)

waiver) of all conditions in the commitment letters and the definitive agreements for the financing applicable to, and within the control of, Avantor or Merger Sub or any of their affiliates in such documents, (iii) consummate such financing on or prior to the date on which the consummation of the merger is required to occur, (iv) enforce their rights under the commitment letters and (v) comply with and maintain in full force and effect the commitment letters.

The Company will (i) provide the financial information related to the Company and its subsidiaries necessary to satisfy the conditions set forth in the commitment letters and (ii) use its reasonable best efforts to provide, and will cause its subsidiaries and their respective representatives to use their reasonable best efforts to provide all customary and reasonable cooperation in connection with the arrangement, obtaining and syndication of the financing and the satisfaction of the conditions of the commitment letters to be satisfied as may be reasonably requested by Avantor.

Redemption of the Company’s Existing Notes. The Company will, as soon as reasonably practicable after Avantor so requests in writing, issue, or use its reasonable best efforts to cause the trustee under the indenture to issue, a conditional notice of optional redemption for some or all of the outstanding aggregate principal amount of the existing notes. The Company will assist Avantor upon reasonable request in making arrangements for redemption, defeasance, satisfaction and/or discharge of the existing notes pursuant to the indenture.

Reasonable Best Efforts

Each of the parties to the merger agreement must use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, as promptly as reasonably practicable, the merger and the other Transactions, including (i) the obtaining of all necessary or advisable actions or non-actions, waivers and consents from, the making of all necessary registrations, declarations and filings with and the taking of all reasonable steps as may be necessary to avoid certain legal proceedings by any governmental entity with respect to the merger agreement or the Transactions, (ii) the defending or contesting of certain legal proceedings, whether judicial or administrative, challenging the merger agreement or the consummation of the Transactions, including seeking to have any stay or temporary restraining order entered by any court or other governmental entity vacated or reversed and (iii) the execution and delivery of any additional instruments necessary to consummate the Transactions and to fully carry out the purposes of the merger agreement.

In connection with and without limiting the foregoing, the Company and the Board must use reasonable best efforts to (i) take all action necessary to ensure that no anti-takeover law or similar statute or regulation is or becomes applicable to the Transactions or the merger agreement and (ii) if any anti-takeover law or similar statute or regulation becomes applicable to the Transactions or the merger agreement, take all action necessary to ensure that the Transactions may be consummated as promptly as practicable on the terms contemplated by the merger agreement and otherwise to minimize the effect of such statute or regulation on the Transactions and the merger agreement.

Avantor and the Company must, in consultation and cooperation with the other, (i) file with the United States Federal Trade Commission (the “FTC”) and the United States Department of Justice (the “DOJ”) the Notification and Report Form, if any, required under the HSR Act for the merger or any of the other Transactions as promptly as practicable (but in no event later than 20 business days after the date of the merger agreement), (ii) make all necessary filings as required under the FATA as promptly as practicable, (iii) make all appropriate filings, notices, applications or similar documents required under any applicable foreign antitrust law as promptly as practicable and (iv) if (x) a filing is formally or informally requested by CFIUS, (y) within 70 days of the date of the merger agreement, Avantor or the Company determines a CFIUS filing is advisable related to the Transactions or (z) an investigation by CFIUS is commenced for any other reason, then, in each case, the parties hereto must as soon as practicable submit to CFIUS a draft of a joint voluntary notice of the transaction contemplated by this Agreement (the “CFIUS notice”).

Each of Avantor and the Company must (i) furnish to the other party such necessary information and reasonable assistance as the other party may request in connection with its preparation of any filing or submission which is necessary under the HSR Act, the FATA, Section 721 of Title VII of the Defense Production Act of 1950, as amended (as codified at 50 U.S.C. § 4565) and the regulations promulgated thereunder, the National Industrial Security Program Operating Manual, DOD 5220.22-M (January 1995), and any supplements, amendments or revised editions thereof (the “NISPOM”), the International Traffic in Arms Regulations (“ITAR”) or any applicable foreign antitrust law, (ii) give the other party reasonable prior notice of any such filings or

65

2017 SPECIAL MEETING PROXY STATEMENT

The Merger Agreement (continued)

submissions and, to the extent reasonably practicable, of any substantive communication with, and any inquiries or requests for additional information from, the FTC, the DOJ, the U.S. State Department Directorate of Defense Trade Controls (“DDTC”), CFIUS, the DSS, and any other governmental entity regarding the merger or any of the other Transactions, and permit the other party to review and discuss in advance, and consider in good faith the views of, and secure the participation of, the other party in connection with, any such filings, submissions, substantive communications, substantive inquiries or requests, provided that such materials may be redacted (x) to remove references concerning the valuation of the Company or other competitively sensitive information; (y) as necessary to comply with contractual arrangements or applicable law; and (z) as necessary to address reasonable confidentiality concerns, (iii) unless prohibited by applicable law or by the applicable governmental entity, and to the extent reasonably practicable, (v) not participate in or attend any meeting or engage in any substantive conversation with any governmental entity in respect of the merger or any of the other Transactions without the other party, (w) give the other party reasonable prior notice of any such meeting or conversation, (x) in the event one party is prohibited by applicable law or by the applicable governmental entity from participating in or attending any such meeting or engaging in any such conversation, keep such party apprised with respect thereto, (y) cooperate in the filing of any substantive memoranda, white papers, filings, correspondence or other written communications explaining or defending the merger agreement, the merger or any of the other Transactions, articulating any regulatory or competitive argument or responding to requests or objections made by any governmental entity and (z) furnish the other party with copies of all filings, submissions, correspondence and communications (and memoranda setting forth the substance thereof) between it and its affiliates and their respective representatives, on the one hand, and any governmental entity or members of any governmental entity’s staff, on the other hand, with respect to the merger agreement, the merger and the other Transactions and (iv) comply with any inquiry or request from the FTC, CFIUS, DSS, DDTC, the DOJ or any other governmental entity as promptly as reasonably practicable. Avantor agrees not to extend, directly or indirectly, any waiting period under applicable antitrust laws or enter into any agreement with a governmental entity to delay or not consummate the merger or any of the other Transactions, except with the prior written consent of the Company, which consent may not be unreasonably withheld (provided such extension does not go beyond the outside date).

In furtherance and not in limitation of the foregoing, Avantor and Merger Sub agree to take promptly any and all steps necessary to avoid, eliminate or resolve each and every impediment and obtain all clearances, consents, approvals and waivers under any applicable antitrust law or the FATA that may be required by any governmental entity and required approvals by CFIUS and DSS, so as to enable the parties to close the Transactions as promptly as practicable (and in any event no later than the outside date), including committing to and effecting, by consent decree, hold separate orders, trust or otherwise, (i) the sale, license, holding separate, divestiture or other disposition of assets or businesses of Avantor or the Company or any of their respective subsidiaries, (ii) terminating, relinquishing, modifying or waiving existing relationships, ventures, contractual rights, obligations or other arrangements of Avantor or Company or their respective subsidiaries, (iii) creating any relationships, ventures, contractual rights, obligations or other arrangements of Avantor or the Company or their respective subsidiaries, and (iv) accepting all such requirements, mitigation measures, or conditions as may be requested or required by CFIUS, DSS or any other governmental entity as necessary or advisable in connection with, or as a condition of, the receipt of the required approvals by CFIUS and DSS (each a “remedial action”); provided that the Company will not be obligated to agree to, commit or effect, any remedial action unless such remedial action is conditioned upon, or will occur subsequent to, consummation of the Transactions. In furtherance and not in limitation of the foregoing, in the event that any litigation or other administrative or judicial action or proceeding is commenced, threatened or is foreseeable challenging any of the Transactions and such litigation, action or proceeding seeks, or would reasonably be expected to seek, to prevent, materially impede or materially delay the consummation of the Transactions, Avantor will take any and all action, including a remedial action, to avoid or resolve any such litigation, action or proceeding and each of the Company, Avantor and Merger Sub will cooperate with each other and use its reasonable best efforts to contest and resist any such litigation, action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Transactions as promptly as practicable (and in any event no later than the outside date). Notwithstanding the foregoing, nothing in the merger agreement will require or obligate Avantor and Merger Sub or any of their affiliates to take any remedial action with respect to Avantor, Merger Sub or the Company or any of their respective subsidiaries or affiliates, if any such remedial action individually or in the aggregate has had or would reasonably be expected to have a material adverse effect on the financial condition, assets, liabilities, businesses or results of operations of Avantor, the Company and their respective subsidiaries, taken as a whole.

66

2017 SPECIAL MEETING PROXY STATEMENT

The Merger Agreement (continued)

Neither Avantor nor Merger Sub will, nor will they permit their respective subsidiaries or affiliates to, acquire or agree to acquire any rights, assets, business, entity or division thereof (through acquisition, license, joint venture, collaboration or otherwise), if such acquisition would reasonably be expected to materially increase the risk of not obtaining (i) any applicable clearance, consent, approval or waiver under any applicable antitrust law or the FATA or (ii) required approvals by CFIUS and DSS with respect to the Transactions.

As soon as practicable, Avantor and the Company will submit to DSS and, to the extent applicable, any other governmental entity, notification of the Transactions pursuant to the NISPOM and any other applicable national security or industrial security regulations, and submit and request approval of measures to mitigate foreign ownership, control or influence arising as a result of the merger and the other Transactions. Each of Avantor and the Company will use its reasonable best efforts to finally and successfully obtain required approvals by CFIUS and DSS as promptly as practicable.

As soon as possible, but in no event later than twenty business days after the merger agreement, Avantor will prepare and file with DDTC a notice of the Transactions as required under the ITAR, 22 CFR 122.4(b). Each of Avantor and the Company will use reasonable best efforts to respond promptly to any inquiries received from DDTC for additional information or documentation, and to respond promptly to all inquiries and requests from DDTC in connection with such notice.

Conditions to the Merger

The respective obligation of each party to effect the merger is subject to the satisfaction or waiver on or prior to the effective time of certain conditions, including, among other conditions, the following:

•	the absence of a legal restraint preventing or prohibiting the consummation of the merger being in effect;
•	approval of the merger agreement by holders of VWR common stock constituting the company requisite vote;
•	the applicable waiting period under the HSR Act and certain foreign antitrust laws have expired or terminated;
•	the obtainment of any required clearances, consents, approvals and waivers under any applicable foreign antitrust law;
•	obtainment of required approval by CFIUS, if applicable;
•	receipt of written notice of no objections under the FATA or the preclusion of objections by the FATA due to passage of time;
•	the representations and warranties of the Company (other than certain representations and warranties relating to (i) organization, standing and power, (ii) capital structure, (iii) authority, execution and delivery and enforceability, (iv) absence of a Company material adverse effect, (v) fees of brokers and other advisors and (vi) rights agreements and anti-takeover provisions) being true and correct as of the date of the merger agreement and as of the closing date as though made on and as of such date, except to the extent any such representation or warranty expressly relates to a specified date (in which case on and as of such specified date), other than for such failures to be true and correct that would not reasonably be expected to, individually or in the aggregate, have a Company material adverse effect;
•	the fundamental representations and warranties of the Company relating to (i) organization, standing and power, (ii) authority, execution and delivery and enforceability, (iii) fees of brokers and other advisors and (iv) rights agreements and anti-takeover provisions are true and correct in all material respects as of the date of the merger agreement and as of the closing date as though made on and as of such date, except to the extent any such representation or warranty expressly relates to a specified date (in which case on and as of such specified date);
•	the fundamental representations and warranties of the Company relating to capital structure are true and correct as of the date of the merger agreement and as of the closing date as though made on and as of such dates, except to the extent any such representation and warranty expressly relates to a specified date (in which case on and as of such specified date), except where the failure of any such representations and warranties to be true and correct would not, individually or in the aggregate, be reasonably expected to result in additional net cost, expense or liability to the Company, Avantor, Merger Sub or their respective affiliates of $15 million or more);
•	the fundamental representation and warranty of the Company relating to absence of a Company material adverse effect are true and correct in all respects as of the date of the merger agreement and the closing date as though made on and as of such date, except to the extent any such representation and warranty expressly relates to a specified date (in which case on and as of such specified date);
•

the representations and warranties of Avantor and Merger Sub being true and correct as of the date of the merger agreement and as of the closing date as though made on and as of such date, except to the extent any such representation and warranty expressly relates to a specified date (in which case on and as of such specified date), other than for such failures to be true and correct that would not reasonably be expected to, individually or in the aggregate, prevent or materially delay the

67

2017 SPECIAL MEETING PROXY STATEMENT

The Merger Agreement (continued)

consummation of the merger and the other Transactions or the ability of Avantor or Merger Sub to perform their obligations under the merger agreement in any material respect;
•	the Company, Avantor and Merger Sub having performed, in all material respects, their respective obligations required to be performed at or prior to the closing under the merger agreement; and
•	the receipt of certificates executed by an executive officer of the Company, on the one hand, or Avantor and Merger Sub, on the other hand, to the effect that certain conditions described in the merger agreement have been satisfied.

Termination of the Merger Agreement

The Company, Merger Sub and Avantor may terminate the merger agreement by mutual written consent at any time before the closing date. In addition, either Avantor or the Company may terminate the merger agreement at any time before the closing date:

•	in the event of an outside date termination;
•	if CFIUS notifies Avantor or the Company in writing that CFIUS intends to send a report to the President of the United States for decision on the matter or DSS refuses to accept any remedial actions whatsoever to mitigate foreign ownership, control or influence;
•	if any legal restraint permanently preventing or prohibiting the merger is in effect and becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this clause complies in all material respects with its obligations relating to such legal restraint (treating Avantor and Merger Sub as one party); or
•	in the event of a vote-down termination.

Avantor may also terminate the merger agreement:

•	in the event of a Company breach termination; or
•	if prior to the date of the special meeting an adverse recommendation change has occurred;

The Company may also terminate the merger agreement if:

•	Avantor or Merger Sub breaches or fails to perform any of its representations, warranties or covenants contained in the merger agreement, which breach or failure to perform would give rise to the failure of a condition set forth in the merger agreement and cannot be or has not been cured prior to the earlier of (x) 30 days after the giving of written notice to Avantor or Merger Sub of such breach and (y) the second business day prior to the outside date (provided that the Company is not then in material breach of any representation, warranty or covenant contained in the merger agreement);
•	(i) the Board has received a superior company proposal that did not result from a breach of the Company’s obligations under the go-shop and non-solicitation provisions of the merger agreement, (ii) the Company has complied with its obligations with respect to the provisions of the merger agreement relating to an adverse recommendation change and (iii) the Company has paid, or simultaneously with the termination of the merger agreement pays, the Company termination fee; or
•	(i) all of the conditions precedent to Avantor and Merger Sub’s respective obligation to consummate the merger have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the effective time but subject to such conditions being capable of being satisfied at the effective time), (ii) Avantor or Merger Sub fail to complete the closing by the date the closing is required to have occurred pursuant to the merger agreement, (iii) the Company has delivered an written notice to Avantor confirming that, if the financing is funded, it stands ready, willing and able to consummate the merger and other Transactions and (iv) Avantor and Merger Sub fail to consummate the merger within two business days following delivery of such written confirmation to Avantor.

Termination Fees and Expenses

Except as expressly set forth in the merger agreement, all fees and expenses incurred in connection with the merger agreement, the merger and the other Transactions will be paid by the party incurring such fees or expenses, whether or not the merger is consummated.

The Company will pay to Avantor or its designee a fee of $85 million if the merger agreement is terminated during the go-shop period or after the go-shop period in connection with a takeover proposal (as described above, but substituting “50%” for each reference to “20%”) from an excluded party, or, otherwise, $170 million (the “Company termination fee”), in each case, if:

•

the Company terminates the merger agreement because (i) the Board has received a superior company proposal that did not result from a breach of the Company’s obligations under the go-shop and non-solicitation provisions of the merger agreement,

68

2017 SPECIAL MEETING PROXY STATEMENT

The Merger Agreement (continued)

(ii) the Company has complied with its obligations with respect to the provisions of the merger agreement relating to an adverse recommendation change and (iii) the Company has paid, or simultaneously with the termination of the merger agreement pays, the Company termination fee.

•	Avantor terminates the merger agreement because of an adverse recommendation; or
•	(i) after the date of the merger agreement, a takeover proposal (as described above, but substituting “50%” for each reference to “20%) is publicly proposed or announced or made known to the Board, (ii) thereafter the merger agreement is terminated by either Avantor or the Company as a result of an outside date termination or a vote down termination or by Avantor as the result of a Company breach termination and (iii) concurrently with or within twelve months after such termination the Company enters into a definitive agreement to consummate, or consummates, a takeover proposal (regardless of whether the takeover proposal relates to the same takeover proposal referred to in clause (i)).

Avantor will pay to the Company a fee of $300 million if:

•	the Company or Avantor terminates the merger agreement because CFIUS notifies Avantor or the Company in writing that CFIUS intends to send a report to the President of the United States for decision on the matter or DSS refuses to accept any remedial actions whatsoever to mitigate foreign ownership, control or influence;
•	the Company terminates the merger agreement because Avantor or Merger Sub breaches or fails to perform any of its representations, warranties or covenants contained in the merger agreement, which breach or failure to perform would give rise to the failure of certain conditions set forth in the merger agreement and cannot be or has not been cured prior to the earlier of (i) 30 days after the giving of written notice to Avantor or Merger Sub, as applicable, of such breach and (ii) the second business day prior to the outside date (provided that the Company is not then in material breach of any representation, warranty or covenant contained in the merger agreement);
•	the Company terminates the merger agreement because (i) all of the conditions precedent to Avantor and Merger Sub’s respective obligation to consummate the merger have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the effective time but subject to such conditions being capable of being satisfied at the effective time), (ii) Avantor or Merger Sub fail to complete the closing by the date the closing is required to have occurred pursuant to the merger agreement, (iii) the Company has delivered a written notice to Avantor confirming that, if the financing is funded, it stands ready, willing and able to consummate the merger and other Transactions and (iv) Avantor and Merger Sub fail to consummate the merger within two business days following delivery of such written confirmation to Avantor; or
•	Avantor terminates the merger agreement (if the Company had the right to terminate pursuant to either of the prior two paragraphs at such time) because the closing date has not occurred on or before the outside date, provided that Avantor’s material breach of the merger agreement has not been the primary cause of, or resulted in, the failure of the merger to occur on or prior to such date.

The Company and Avantor acknowledged, respectively, in the merger agreement that in no event will the Company termination fee or the Avantor termination fee be payable by the Company or Avantor, as applicable, on more than one occasion.

The merger agreement provides that in the event that the Company termination fee described above is paid to Avantor or its designee, such Company termination fee will constitute the sole and exclusive remedy of Avantor and Merger Sub against the Company and its subsidiaries and their respective current, former or future representatives for any loss suffered as a result of the failure of the Transactions to be consummated, and upon payment of the Company termination fee, none of the Company or its subsidiaries or any of their respective current, former or future representatives will have any further liability or obligation relating to or arising out of the merger agreement or the Transactions other than for a material breach that is a consequence of an act or failure to act undertaken by the breaching party with knowledge that such party’s act or failure to act would, or would be reasonably expected to, result in or constitute a breach of the merger agreement (such material breach, a “willful breach”) as set forth in the paragraph below.

The merger agreement further provides that if Avantor or Merger Sub breaches the merger agreement or fails to perform thereunder, the Company’s right to: (i) seek an injunction, specific performance or other equitable relief in accordance with the terms and limitations set forth in the merger agreement or (ii) terminate the merger agreement and (A) receive the Avantor termination fee if payable due to one of the triggering events set forth above and (B) if the Avantor termination fee is not payable pursuant to such triggering event, seek money damages from Avantor in the event of Avantor’s or Merger Sub’s willful breach, will be the sole and exclusive remedies (whether such remedies are sought in equity or at law, in contract, in tort or otherwise) of the Company and its former, current and future direct or indirect equity holders, controlling persons, directors, officers, employees,

69

2017 SPECIAL MEETING PROXY STATEMENT

The Merger Agreement (continued)

legal counsel, financial advisors, agents, representatives, affiliates, members, managers, general or limited partners, successors or assignees (or any former, current or future equity holder, controlling person, director, officer, employee, legal counsel, financial advisors, agent, representative, affiliate, member, manager, general or limited partner, successor or assignee of any of the foregoing) (collectively, “related parties”) against Avantor, Merger Sub and their respective related parties or any lender, preferred equity investor and their respective related parties for any losses, damages, costs, expenses, obligations or liabilities arising out of or related to the merger agreement (or any breach of any representation, warranty, covenant, agreement or obligation contained therein), the Transactions (or any failure of such Transactions to be consummated), the commitment letters, the financings contemplated therein (or any failure of such financings to be consummated), or in respect of any oral representations made or alleged to be made in connection with the merger agreement, the commitment letters, the Transactions or otherwise; provided that in no event will Avantor have any monetary liability or obligations pursuant to the foregoing clauses (A) and (B) in the aggregate in excess of the amount of the Avantor termination fee and in no event will the Company or any of its related parties seek, directly or indirectly, to recover against any of Avantor, Merger Sub or their respective related parties (other than Avantor under the confidentiality agreement, to the extent set forth in and in accordance with the terms thereof) or any lender, preferred equity investor or their respective related parties, or compel payment by any lender, preferred equity investor or their respective related parties (other than Avantor under the confidentiality agreement, to the extent set forth in and in accordance with the terms thereof) or Avantor, Merger Sub or their respective related parties of, any damages or other payments whatsoever and in no event will the Company or any of its related parties seek, directly or indirectly, to recover against Avantor and Merger Sub, or compel payment by Avantor and Merger Sub of, any damages or other payments in excess of the amount of the Avantor termination fee.

While each of the Company and Avantor may pursue both a grant of specific performance in accordance with the terms and conditions of the merger agreement and the payment of the Company termination fee or the Avantor termination fee, as applicable, under no circumstances will the Company or Avantor be permitted or entitled to receive both (i) a grant of specific performance that results in the consummation of the merger and (ii) any money damages (including the Company termination fee or the Avantor termination fee, as applicable).

Specific Performance

The merger agreement provides that the parties will be entitled to an injunction or injunctions or any other appropriate form of equitable relief to prevent breaches of the merger agreement or to enforce specifically the performance of the terms and provisions thereof, and provides for the parties’ waiver of any requirement for the securing or posting of any bond or proof of damages in connection with any such remedy. The merger agreement provides that none of Avantor, Merger Sub or the Company may assert that a remedy of specific enforcement is unenforceable, invalid, contrary to applicable law or inequitable for any reason, or assert that a remedy of monetary damages would provide an adequate remedy.

The merger agreement further provides that the Company has the right to seek an injunction, specific performance or other equitable remedies in connection with enforcing Avantor and Merger Sub’s obligations to effect the closing of the merger, if and only if: (i) the marketing period has ended and Avantor is required to complete the closing of the merger and Avantor fails to complete the such closing by the date the closing is required to occur under the merger agreement, (ii) the financing (or, alternative financing, as the case may be) has been funded or will be funded in accordance with the terms of the commitment letters by the closing date of the merger and (iii) the Company has irrevocably confirmed in writing that, if specific performance is granted and the financing is funded, then the closing of the merger will occur in accordance with the merger agreement.

Governing Law

The merger agreement is governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

70

2017 SPECIAL MEETING PROXY STATEMENT

U.S. Federal Income Tax Consequences of the Merger

The following summarizes the U.S. federal income tax consequences of the merger that are generally applicable to stockholders of VWR. The following discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated under the Code, and existing administrative rulings and court decisions, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. Any change could affect the validity of the following discussion. There can be no assurance that the Internal Revenue Service (the “IRS”) will not challenge one or more of the tax considerations described herein.

This discussion does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances nor does it address any aspects of U.S. state, local or non-U.S. taxes, the alternative minimum tax or any aspects of the tax on “net investment income” imposed under Section 1411 of the Code. This discussion also does not address any special tax rules applicable to particular stockholders such as stockholders that are financial institutions, tax-exempt organizations, S corporations or any other entities or arrangements treated as partnerships or pass-through entities for U.S. federal income tax purposes (or an investor in such entities or arrangements), insurance companies, dealers in securities or traders in securities that elect to use a mark-to-market method of accounting, regulated investment companies, real estate investment trusts, stockholders who acquired their shares of VWR common stock pursuant to the exercise of compensatory stock options or otherwise in connection with the performance of services, U.S. Holders (as defined below) that have a functional currency other than the U.S. dollar, U.S. expatriates, certain former citizens or long-term residents of the United States, any person who receives consideration other than cash in the merger (or any transaction related thereto) and stockholders who hold their shares of VWR common stock as part of a hedge, straddle or other risk reduction, constructive sale or conversion transaction. This discussion is limited to holders who hold their shares of VWR common stock as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment) and does not address the U.S. federal income tax consequences to holders who demand appraisal rights under Delaware law. In addition, the following discussion does not address non-income tax consequences or the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the merger (whether or not any such transactions are undertaken in connection with the merger).

For purposes of this discussion, a “U.S. Holder” means a beneficial owner of shares of VWR common stock that is (i) an individual who is a citizen or resident of the United States, (ii) a corporation or an entity treated as a corporation for U.S. federal income tax purposes created or organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise treated as such for U.S. federal income tax purposes, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust (a) that is subject to the primary supervision of a court within the United States and all of the substantial decisions of which one or more United States persons, as defined in Section 7701(a)(30) of the Code, have the authority to control, or (b) that has a valid election in effect under the applicable Treasury Regulations to be treated as a United States person under the Code. A “Non-U.S. Holder” is any beneficial owner of shares of VWR common stock that is neither a U.S. Holder nor a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes.

If a partner of a partnership or owner of another type of pass-through entity for U.S. federal income tax purposes is the owner of shares of VWR common stock, the tax treatment of the partner or owner will depend upon the status of the partner or owner and the activities of the partnership or other entity. Accordingly, partnerships and other pass-through entities that hold shares of VWR common stock and partners or owners of such partnerships or other entities, as applicable, should consult their own tax advisors regarding the tax consequences of the merger.

THE U.S. FEDERAL INCOME TAX CONSEQUENCES SET FORTH BELOW ARE INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND ARE BASED UPON CURRENT LAW AS OF THE DATE HEREOF. HOLDERS OF SHARES OF VWR COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO THEM, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

71

2017 SPECIAL MEETING PROXY STATEMENT

U.S. Federal Income Tax Consequences of the Merger (continued)

U.S. Holders

In General

The merger will be a taxable transaction for U.S. Holders. A U.S. Holder will recognize gain or loss equal to the difference, if any, between the amount of cash received and the U.S. Holder’s adjusted tax basis in the surrendered shares of VWR common stock. A U.S. Holder’s adjusted tax basis in the shares of VWR common stock is generally the amount paid for such shares of VWR common stock (less the amount of any distribution received by such holder treated as a tax-free return of capital). If a U.S. Holder acquired different blocks of shares of VWR common stock at different times or at different price, such U.S. Holder must determine gain or loss separately for each block of shares of VWR common stock exchanged for cash pursuant to the merger. Such gain or loss will be capital gain or loss, and any such gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the shares of VWR common stock is greater than one year as of the closing. A reduced rate on capital gain generally will apply to long-term capital gain of a non-corporate U.S. Holder. The deductibility of capital losses is subject to limitations.

Backup Withholding

Cash consideration received by a U.S. Holder pursuant to the merger may be subject to backup withholding. Backup withholding generally will apply only if the U.S. Holder fails to furnish a correct taxpayer identification number (“TIN”) or otherwise fails to comply with applicable backup withholding rules and certification requirements. Corporations are generally exempt from backup withholding. Each U.S. Holder should complete and sign the IRS Form W-9 (or substitute or successor form) included with the letter of transmittal and certify under penalties of perjury that such number is correct and that such U.S. Holder is not subject to backup withholding. If a U.S. Holder fails to provide the correct TIN or certification, payments received may be subject to backup withholding, currently at a 28% rate. Backup withholding is not an additional tax. Amounts so withheld can be credited against such holder’s federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

Non-U.S. Holders

In General

A Non-U.S. Holder will generally not be subject to any U.S. federal income tax on any gain recognized upon such Non-U.S. Holder’s sale of shares of VWR common stock pursuant to the merger agreement unless (i) such Non-U.S. Holder is an individual who is present in the United States for 183 or more days during the taxable year of such disposition and certain other conditions are met, (ii) the gain is effectively connected with the conduct of a U.S. trade or business of the Non-U.S. Holder and, if an applicable income tax treaty so provides, is attributable to a permanent establishment or a fixed base maintained by such Non-U.S. Holder in the United States, or (iii) such Non-U.S. Holder’s shares of VWR common stock constitute a “U.S. real property interest” under the Foreign Investment in Real Property Tax Act of 1980, or FIRPTA, which will generally be the case if, at any time during the shorter of the five-year period preceding the merger or the Non-U.S. Holder’s holding period for its shares of VWR common stock, VWR was a “United States real property holding corporation” and such holder held (actually or constructively) more than 5% of the shares of VWR common stock.

If a holder is a Non-U.S. Holder who is an individual and has been present in the United States for 183 or more days during the taxable year of the merger and certain other conditions are satisfied, such holder will be subject to a 30% tax (or a lower rate under an applicable tax treaty) on the gain recognized in the merger (which may be offset by certain U.S.-source capital losses).

If a holder is a Non-U.S. Holder and any gain recognized in the merger is effectively connected with a U.S. trade or business (and, in the case of certain tax treaties, is attributable to a permanent establishment or fixed base within the United States), then the Non-U.S. Holder generally will be taxed in the same manner as a U.S. Holder. If the Non-U.S. Holder is a foreign corporation, it may be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty between the U.S. and such Non-U.S. Holder’s country of residence.

The Company believes that it is not, and will not be as of the effective date of the merger, a “U.S. real property holding corporation.” However, there is no assurance that the IRS will not challenge that determination. In the event that the IRS were to successfully assert that the Company is a U.S. real property holding corporation, then any gain recognized on the sale of VWR’s

72

2017 SPECIAL MEETING PROXY STATEMENT

U.S. Federal Income Tax Consequences of the Merger (continued)

stock by a Non-U.S. Holder who or that held (actually or constructively pursuant to applicable stock ownership attribution rules) more than 5% of VWR’s common stock at any time during the 5-year period ending on the effective date of the merger would be treated as effective connected with the conduct of a trade or business within the United States and would therefore by subject to U.S. federal income tax at the graduated rates applicable to an individual or a corporation (depending on the Non-U.S. Holder’s status). Non-U.S. Holders should consult their tax advisors with respect to these rules.

Backup Withholding

A Non-U.S. Holder is generally not subject to backup withholding as described above under “— U.S. Holders—Backup Withholding,” provided such Non-U.S. Holder properly certifies its non-U.S. status on an IRS Form W-8BEN, W-8 BEN-E, or another appropriate version of IRS Form W-8 or otherwise establishes an exemption. Backup withholding is not an additional tax. Any amounts so withheld can be credited against such Non-U.S. Holder’s U.S. federal income tax liability, if any, and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

THE FOREGOING DISCUSSION IS NOT INTENDED TO BE A COMPLETE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER. IN ADDITION, THE DISCUSSION DOES NOT ADDRESS TAX CONSEQUENCES WHICH MAY VARY WITH, OR ARE CONTINGENT ON, A STOCKHOLDER’S INDIVIDUAL CIRCUMSTANCES OR TO CERTAIN TYPES OF STOCKHOLDERS MENTIONED ABOVE. MOREOVER, THE DISCUSSION DOES NOT ADDRESS ANY NON-INCOME TAX OR ANY FOREIGN, STATE OR LOCAL TAX CONSEQUENCES OF THE MERGER. ACCORDINGLY, EACH STOCKHOLDER IS STRONGLY URGED TO CONSULT WITH SUCH STOCKHOLDER’S OWN TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES OF THE MERGER TO SUCH STOCKHOLDER.

73

2017 SPECIAL MEETING PROXY STATEMENT

Regulatory Matters

Antitrust Approval in the U.S.

Under the HSR Act and the rules promulgated under that Act by the FTC, the transaction may not be completed until notifications have been given to the United States Department of Justice (the “Antitrust Division”) and the FTC and until the specified waiting period has been terminated or has expired. The initial waiting period is 30 days, but this period may be shortened if the reviewing agency grants “early termination” of the waiting period, or it may be lengthened if the parties “pull and refile” the notifications and/or the reviewing agency determines that further investigation is required and issues a formal request, or “second request,” for additional information and documentary material. Complete Premerger Notification and Report Forms from all required parties, including the Company and New Mountain Partners III Cayman (AIV-B), L.P., were received by the Premerger Notification Office of the Federal Trade Commission and the Antitrust Division of the Department of Justice on or before June 5, 2017. The applicable waiting period is scheduled to expire on July 5, 2017 at 11:59 p.m., New York City time, unless otherwise terminated or extended.

Antitrust Approval in Non-U.S. Jurisdictions

The merger is also conditioned on (1) the expiration or termination of any applicable waiting period (and any extension thereof) or receipt of any necessary approval or clearance required under applicable foreign antitrust law and (2) the expiration or termination of any applicable waiting period (and any extension thereof) or receipt of any necessary approval or clearance required under applicable foreign antitrust law. Foreign antitrust authorities in applicable jurisdictions may take action under the antitrust laws of their jurisdictions including, without limitation, seeking to enjoin the completion of the merger or permitting completion of the merger subject to regulatory conditions. There can be no assurance that a challenge to the merger under foreign antitrust laws will not be made or, if such a challenge is made, that it would not be successful. The Company submitted a notification under the Canadian Competition Act on June 7, 2017.

CFIUS Approval (if applicable)

Section 721 of the Defense Production Act, as well as related Executive Orders and regulations, authorizes the President or CFIUS to review transactions which could result in control of a U.S. business by a foreign person. Under the Defense Production Act and Executive Order 11858, as amended by Executive Order 13456, CFIUS reviews certain covered transactions that are voluntarily submitted to CFIUS or that are unilaterally reviewed by CFIUS. In general, CFIUS review of a covered transaction occurs in an initial 30-day review period that may be extended by CFIUS for an additional 45-day investigation period. In unusual circumstances, the parties may withdraw the notification with CFIUS’s approval without prejudice, and refile it in order to gain more time. In certain circumstances, the 30-day review and (potentially) 45-day investigation period may be repeated. At the close of its review or investigation, CFIUS may decline to take any action relative to the covered transaction, may impose mitigation terms to resolve any national security concerns with the covered transaction, may send a report to the President recommending that the transaction be suspended or prohibited, or provide notice to the President that CFIUS cannot agree on a recommendation relative to the covered transaction. The President has 15 days under the Defense Production Act to act on CFIUS’s report.

Under the merger agreement, the parties have agreed to submit a joint voluntary notice to CFIUS if (1) a filing is formally or informally requested by CFIUS, (2) within 70 days of the date of the merger agreement, Avantor or the Company determines a CFIUS filing is advisable related to the Transactions or (3) an investigation by CFIUS is commenced for any other reason. If a CFIUS filing is made, the merger is subject to the condition that the CFIUS approval will have been obtained. In such case, the merger would be conditioned on the issuance by CFIUS of a written notification that it has concluded a review of the notification voluntarily provided pursuant to the Defense Production Act, and determined not to conduct a full investigation of the Transactions or, if a 45-day investigation is deemed to be required, notification that CFIUS has concluded action with respect to the Transactions, thereby clearing the Transactions.

FIRB Approval

The merger is also conditioned on (i) the issuance of a no objection notification by the Treasurer of the Government of Australia after review of the merger by the FIRB or (ii) the preclusion of a no objection notification by passage of time from making any order or decision under Division 2 of Part 3 of FATA. Under FATA, certain acquisitions by a foreign person of securities, assets or

74

2017 SPECIAL MEETING PROXY STATEMENT

Regulatory Matters (continued)

Australian land, and actions taken in relation to entities (being corporations and unit trusts) and businesses that have a connection to Australia may require advance notification to the Treasurer. The FIRB examines proposals by foreign persons to invest in Australia and makes recommendations to the Treasurer on whether those proposals are suitable for approval under the government’s foreign investment policy. On June 1, 2017, a notification to the FIRB in Australia was submitted.

75

2017 SPECIAL MEETING PROXY STATEMENT

Appraisal Rights

Under Section 262 of the DGCL, any holder of record of shares of VWR common stock who has not voted in favor of the merger, who continuously holds such shares of VWR common stock through the effective date of the merger, who complies with the provisions of Section 262 of the DGCL and who does not wish to accept the merger consideration may elect to exercise appraisal rights in lieu of receiving the merger consideration. If the merger is completed, a stockholder who properly demanded appraisal of his, her or its shares of VWR common stock prior to the vote being taken on the adoption of the merger agreement and who did not vote in favor of adoption of the merger agreement and who otherwise complies with the provisions of Section 262 of the DGCL may petition the Delaware Court of Chancery to determine the “fair value” of his, her or its shares of VWR common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, and receive payment of such fair value of the shares of VWR common stock in cash, together with interest, if any, on the amount determined to be the fair value, subject to Section 262 of the DGCL. The “fair value” of your shares of VWR common stock as determined by the Delaware Court of Chancery may be more or less than, or the same as, the $33.25 per share of VWR common stock that you are otherwise entitled to receive under the terms of the merger agreement. Stockholders that are entitled and wish to exercise appraisal rights must strictly comply with the provisions of Section 262 of the DGCL.

The following discussion is a summary of the law pertaining to appraisal rights under the DGCL. The full text of Section 262 of the DGCL is attached to this proxy statement as Annex D. All references in Section 262 of the DGCL to a “stockholder” and in this summary to a “stockholder” are to the record holder of the shares of VWR common stock.

Under Section 262 of the DGCL, when a merger is submitted for approval at a meeting of stockholders, as in the case of the merger agreement, the Company, not less than 20 days prior to such meeting, must notify each of its stockholders entitled to appraisal rights that appraisal rights are available and include in the notice a copy of Section 262 of the DGCL. This proxy statement constitutes such notice, and the applicable statutory provisions are attached to this proxy statement as Annex D. This summary of appraisal rights is not a complete summary of all applicable requirements or the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the text of Section 262 of the DGCL attached as Annex D. Any stockholder who wishes to exercise appraisal rights or who wishes to preserve the right to do so should review the following discussion and Annex D carefully and in its entirety. Failure to strictly comply with the procedures of Section 262 of the DGCL in a timely and proper manner will result in the loss of appraisal rights. Stockholders that validly withdraw, fail to perfect or otherwise lose their appraisal rights will be entitled to receive the merger consideration, without interest, provided by the merger agreement. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of VWR common stock, the Company believes that if a stockholder is considering exercising such rights, such stockholder should seek the advice of legal counsel.

A VWR stockholder wishing to exercise the right to seek an appraisal of their shares of VWR common stock must do ALL of the following:

•	The stockholder must deliver to the Company a written demand for appraisal before the vote on the merger agreement at the special meeting.
•	The stockholder must not vote in favor of the proposal to adopt the merger agreement. Because a properly executed and dated proxy that does not contain voting instructions will, unless revoked, be voted in favor of the proposal to adopt the merger agreement, a stockholder who submits a proxy and who wishes to exercise appraisal rights must abstain from voting or instruct that such stockholder’s shares of VWR common stock be voted against such proposal.
•	The stockholder must continuously hold the shares of VWR common stock from the date of making the demand through the effective time. The stockholder will lose appraisal rights if the stockholder transfers the shares of VWR common stock before the effective time.
•	The stockholder must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of his, her or its shares of VWR common stock within 120 days after the effective time. The surviving corporation is under no obligation to file such petition and has no intention of doing so.

Neither voting, in person or by proxy, against, abstaining from voting on nor failing to vote on the proposal to adopt the merger agreement will constitute a written demand for appraisal as required by Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote.

76

2017 SPECIAL MEETING PROXY STATEMENT

Appraisal Rights (continued)

Only a holder of record of shares of VWR common stock issued and outstanding immediately prior to the effective time may demand appraisal rights for the shares of VWR common stock registered in that holder’s name. A demand for appraisal must be executed by or on behalf of the stockholder of record, fully and correctly, as the stockholder’s name appears on the stock certificates. The demand must reasonably inform the Company of the identity of the stockholder and that the stockholder intends thereby to demand appraisal of his, her or its shares of VWR common stock.

If the shares of VWR common stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the shares of VWR common stock are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is acting as agent for such owner or owners. A record holder, such as a broker who holds shares of VWR common stock as nominee for several beneficial owners, may exercise appraisal rights with respect to the shares of VWR common stock issued and outstanding immediately prior to the effective time held for one or more beneficial owners while not exercising such rights with respect to the shares of VWR common stock held for other beneficial owners; in such case, however, the written demand should set forth the number of shares of VWR common stock issued and outstanding immediately prior to the effective time as to which appraisal is sought and where no number of shares of VWR common stock is expressly mentioned the demand will be presumed to cover all shares of VWR common stock which are held in the name of the record owner.

IF A STOCKHOLDER HOLDS SHARES OF VWR COMMON STOCK THROUGH A BROKER WHO IN TURN HOLDS THE SHARES OF VWR COMMON STOCK THROUGH A CENTRAL SECURITIES DEPOSITORY NOMINEE SUCH AS CEDE & CO., A DEMAND FOR APPRAISAL OF SUCH SHARES OF VWR COMMON STOCK MUST BE MADE BY OR ON BEHALF OF THE DEPOSITORY NOMINEE AND MUST IDENTIFY THE DEPOSITORY NOMINEE AS RECORD HOLDER. STOCKHOLDERS WHO HOLD THEIR SHARES OF VWR COMMON STOCK IN BROKERAGE ACCOUNTS OR OTHER NOMINEE FORMS, AND WHO WISH TO EXERCISE APPRAISAL RIGHTS, SHOULD CONSULT WITH THEIR BROKERS OR NOMINEES TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE NOMINEE HOLDER TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES OF VWR COMMON STOCK. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES OF VWR COMMON STOCK HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BROKER OR NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.

A stockholder who elects to exercise appraisal rights under Section 262 of the DGCL should mail or deliver a written demand to:

VWR Corporation

Radnor Corporate Center

Building One, Suite 200

100 Matsonford Road

Radnor, PA 19087

(610) 386-1700

Attn: Corporate Secretary

If the merger is completed, the Company will give written notice of the effective time within ten days after such effective time to each former VWR stockholder who did not vote in favor of adopting the merger agreement and who properly made a written demand for appraisal in accordance with Section 262 of the DGCL. Within 120 days after the effective time, but not later, either the surviving corporation or any stockholder who has properly made a written demand for appraisal of his, her or its shares of VWR common stock and otherwise complied with the requirements of Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of VWR common stock held by all such dissenting stockholders. A person who is the beneficial owner of shares of VWR common stock held in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file the petition described in the previous sentence. The surviving corporation is under no obligation to file any petition and has no intention of doing so. Stockholders who desire to have their shares of VWR common stock appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262 of the DGCL.

Within 120 days after the effective time, any stockholder who has complied with the provisions of Section 262 of the DGCL to that point in time will be entitled to receive from the surviving corporation, upon written request, a statement setting forth the aggregate number of shares of VWR common stock not voted in favor of the merger agreement and with respect to which the

77

2017 SPECIAL MEETING PROXY STATEMENT

Appraisal Rights (continued)

Company has received demands for appraisal, and the aggregate number of holders of those shares of VWR common stock. The statement must be mailed within 10 days after such written request has been received by the surviving corporation or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later. A person who is the beneficial owner of such shares of VWR common stock held in a voting trust or by a nominee on behalf of such person may, in such person’s own name, request from the corporation the statement described in the previous sentence. The surviving corporation must mail this statement to the stockholder within the later of ten days of receipt of the request and ten days after expiration of the period for delivery of demands for appraisal.

If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the surviving corporation, the surviving corporation will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the Delaware Court of Chancery with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares of VWR common stock and with whom agreements as to the value of their shares of VWR common stock have not been reached by the surviving corporation. After notice to dissenting stockholders who demanded appraisal of their shares of VWR common stock as required by the Delaware Court of Chancery, the Delaware Court of Chancery is empowered to conduct a hearing upon the petition, and to determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided by such section.

The Delaware Court of Chancery may require the stockholders demanding appraisal who hold certificated shares of VWR common stock to submit their stock certificates to the Register in the Delaware Court of Chancery for notation thereon of the pendency of the appraisal proceedings. If the stockholder fails to comply with the court’s direction, the Delaware Court of Chancery may dismiss the proceeding as to the stockholder. In addition, the Delaware Court of Chancery will dismiss the proceedings as to all holders of such shares of VWR common stock who are otherwise entitled to appraisal rights unless (1) the total number of shares of VWR common stock entitled to appraisal exceeds 1% of the outstanding shares of VWR common stock, or (2) the value of the consideration provided in the merger for such total number of shares of VWR common stock exceeds $1 million.

The Delaware Court of Chancery will thereafter determine the fair value of the shares of VWR common stock held by dissenting stockholders, exclusive of any element of value arising from the accomplishment or expectation of the merger, but together with interest, if any, to be paid on the amount determined to be fair value. Interest will be calculated as of effective date of the merger through the date of payment of the judgment, compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge), unless good cause is shown for the Delaware Court of Chancery to use discretion and calculate the interest rate otherwise. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest will accrue thereafter as provided in Section 262 of the DGCL only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares of VWR common stock as determined by the Delaware Court of Chancery, and (2) interest theretofore accrued, unless paid at that time.

In determining the fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the Court of Chancery must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger[.]” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.” Remedy, in cases of unfair dealing, may or may not be a dissenter’s exclusive remedy. The Delaware Court of Chancery may determine the fair value to be more than, less than or equal to the consideration that the dissenting stockholder would otherwise receive under the merger agreement. If no party files a petition for appraisal in a timely manner, then all stockholders will lose the right to an appraisal, and will instead be entitled to receive the merger consideration provided by the merger agreement, without interest.

78

2017 SPECIAL MEETING PROXY STATEMENT

Appraisal Rights (continued)

The Delaware Court of Chancery will determine the costs of the appraisal proceeding and will allocate those costs to the parties as the Delaware Court of Chancery determines to be equitable under the circumstances. Upon application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares of VWR common stock entitled to appraisal.

The fair value of the shares of VWR common stock as determined under Section 262 of the DGCL could be greater than, the same as, or less than the merger consideration. An opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262 of the DGCL.

Any stockholder who has duly demanded an appraisal in compliance with Section 262 of the DGCL may not, after the effective time, vote the shares of VWR common stock subject to the demand for any purpose or receive any dividends or other distributions on those shares of VWR common stock, except dividends or other distributions payable to holders of record of shares of VWR common stock as of a record date prior to the effective time.

If no petition for appraisal is filed within 120 days after the effective date of the merger, or if a stockholder who has not commenced or joined an appraisal proceeding delivers a written withdrawal of the stockholder’s demand for appraisal within 60 days after the effective date of the merger, then the right of the stockholder to appraisal will cease. Any attempt to withdraw an appraisal demand made more than 60 days after the effective time will require written approval of the surviving corporation. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, and such approval may be conditioned on such terms as the Delaware Court of Chancery deems just; provided, however, that the foregoing provisions of this sentence will not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the merger consideration within 60 days after the effective date of the merger. If the stockholder fails to perfect, successfully withdraws or loses the appraisal right, the stockholder’s shares of VWR common stock will be converted into the right to receive the merger consideration, without interest.

FAILURE TO FOLLOW THE STEPS REQUIRED BY SECTION 262 OF THE DGCL FOR PERFECTING APPRAISAL RIGHTS MAY RESULT IN THE LOSS OF APPRAISAL RIGHTS. IN THAT EVENT, YOU WILL BE ENTITLED TO RECEIVE THE MERGER CONSIDERATION FOR YOUR DISSENTING SHARES OF VWR COMMON STOCK IN ACCORDANCE WITH THE MERGER AGREEMENT. IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF SECTION 262 OF THE DGCL, IF YOU ARE A VWR STOCKHOLDER AND ARE CONSIDERING EXERCISING YOUR APPRAISAL RIGHTS UNDER THE DGCL, YOU SHOULD CONSULT YOUR OWN LEGAL ADVISOR.

79

2017 SPECIAL MEETING PROXY STATEMENT

Current Market Price of VWR Common Stock

VWR common stock has been listed on NASDAQ under the trading symbol “VWR” since October 2, 2014. The following table sets forth the high and low sales prices of VWR common stock, as reported on NASDAQ, for each of the periods listed.

	Common Stock
	High	Low
Fiscal Year Ending December 31, 2014
Fourth Quarter (beginning on October 2, 2014)	$27.14	$20.60
Fiscal Year Ending December 31, 2015
First Quarter	$26.86	$23.18
Second Quarter	$28.83	$25.16
Third Quarter	$27.80	$24.43
Fourth Quarter	$28.58	$23.65
Fiscal Year Ending December 31, 2016
First Quarter	$28.20	$21.56
Second Quarter	$30.66	$25.17
Third Quarter	$31.75	$26.55
Fourth Quarter	$29.29	$24.53
Fiscal Year Ending December 31, 2017
First Quarter	$28.70	$24.42
Second Quarter (through June 12, 2017)	$37.25	$27.08

The following table sets forth the closing sale prices per share of VWR common stock, as reported on NASDAQ on May 2, 2017, the last trading day prior to the publication of market speculation regarding a potential sale of VWR, and on June 12, 2017, the latest practicable date before the printing of this proxy statement:

May 2, 2017	$28.52
June 12, 2017	$32.97

If the merger is consummated, each share of VWR common stock (other than (i) shares of VWR common stock owned by the Company (excluding any shares of VWR common stock owned by any subsidiary of the Company, which will remain outstanding), Avantor or Merger Sub and (ii) shares of VWR common stock as to which appraisal rights have been properly demanded and perfected in accordance with Section 262 of the DGCL) will be converted into the right to receive $33.25 in cash and without interest and subject to any applicable withholding taxes, and VWR common stock will be removed from quotation on NASDAQ and there will be no further public market for shares of VWR common stock.

Under the terms of the merger agreement, from the date of the merger agreement until the earlier of the effective time or the termination of the merger agreement, the Company may not declare or pay dividends on shares of VWR common stock without Avantor’s written consent.

80

2017 SPECIAL MEETING PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information known to the Company regarding the beneficial ownership of shares of VWR common stock as of June 12, 2017, for:

•	each of the Company’s directors;
•	each of the Company’s named executive officers;
•	each person known by the Company to beneficially own 5% or more of its outstanding common stock; and
•	all of the Company’s directors and executive officers as a group.

The following table lists the number of shares of VWR common stock and percentage of shares of VWR common stock beneficially owned based on 131,823,770 shares of VWR common stock outstanding as of June 12, 2017. Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held. Shares of VWR common stock subject to options currently exercisable or exercisable within 60 days of June 12, 2017 are deemed outstanding and beneficially owned by the person holding such options for purposes of computing the number of shares of VWR common stock and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons or entities named have sole voting and investment power with respect to all shares of VWR common stock shown as beneficially owned by them. Except as otherwise set forth below, the street address of each beneficial owner is c/o VWR Corporation, Radnor Corporate Center, Building One, Suite 200, 100 Matsonford Road, Radnor, PA 19087.

Name of Beneficial Owner	Shares Beneficially Owned
	Number of Shares of VWR common stock	Percent of Class (%)(7)
5% Stockholders:
Varietal Distribution Holdings, LLC(1)(3)	45,750,000	34.7
Generation Investment Management(2)	6,818,375	5.2
Directors and Executive Officers:
Manuel Brocke-Benz(3)(4)(5)	445,612	*
Gregory L. Cowan(3)(5)	135,990	*
Mark T. McLoughlin(3)(5)	102,391	*
Dr. Nils Clausnitzer(5)	7,006	*
George Van Kula(3)(5)	101,250	*
Harry M. Jansen Kraemer, Jr.(3)(6)	22,091	*
Nicholas W. Alexos(1)(6)	45,772,091	34.7
Robert L. Barchi(3)(6)	22,091	*
Edward A. Blechschmidt(3)(6)	22,091	*
Robert P. DeCresce(3)(6)	22,091	*
Pamela Forbes Lieberman(3)(6)	22,091	*
Timothy J. Sullivan(1)(6)	45,772,091	34.7
Robert J. Zollars(3)(6)	22,091	*
All directors and executive officers as a group (16 persons)	46,877,683	35.6
*	Represents beneficial ownership of less than 1% of the shares of VWR common stock.
(1)	Based on information as of December 31, 2016 set forth in a Schedule 13G/A dated February 10, 2017. Voting and dispositive power with respect to the common stock held by Varietal is exercised by its Board of Directors, which is comprised of Messrs. Alexos and Sullivan. Madison Dearborn Capital Partners V-A, L.P. (“MDP V-A”), Madison Dearborn Capital Partners V-C, L.P. (“MDP V-C”), Madison Dearborn Capital Partners V Executive-A, L.P. (“MDP Executive”), MDCP Co-Investors (Varietal), L.P. (“Varietal-1”) and MDCP Co-Investors (Varietal-2), L.P. (“Varietal-2” and together with MDP V-A, MDP V-C, MDP Executive and Varietal-1, the “MDP Funds”) are the controlling equityholders of Varietal. Madison Dearborn Partners V-A&C, L.P. (“MDP A&C”) is the general partner of each of the MDP Funds. Messrs. Paul J. Finnegan and Samuel M. Mencoff are the sole members of a limited partner committee of MDP A&C that have the power, acting by unanimous vote, to direct the decisions of MDP A&C regarding the vote or disposition of the securities directly held by Varietal Holdings. MDP is the general partner of MDP A&C and has the ability to direct the investment decisions of MDP A&C, including the power to direct the decisions of MDP A&C regarding the vote or disposition of securities directly held by Varietal. Messrs. Alexos, Sullivan, Finnegan and Mencoff each hereby disclaims any beneficial ownership of any shares of VWR common stock directly held by the MDP Funds. The address for MDP, MDP A&C, the MDP Funds and Messrs. Alexos, Sullivan, Finnegan and Mencoff is c/o Madison Dearborn Partners, LLC, Three First National Plaza, Suite 4600, 70 West Madison Street, Chicago, Illinois 60602. Varietal is party to a Voting and Support Agreement with Avantor and

81

2017 SPECIAL MEETING PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management (continued)

Merger Sub whereby it has agreed to vote its shares of VWR common stock in favor of the merger and the approval of the Transactions. See “The Special Meeting—Voting and Support Agreement.”
(2)	Based on information as of December 31, 2016 set forth in a Schedule 13G/A dated February 14, 2017. Generation Investment Management LLP, an investment adviser, reported that it had sole power to vote 4,710,585 shares of VWR common stock, shared power to vote 203,794 shares of VWR common stock and sole power to dispose of 6,818,375 shares of VWR common stock. The address for Generation Investment Management, LLP is 20 Air Street, 7th Floor, London W1B 5AN United Kingdom.
(3)	Messrs. Brocke-Benz, Cowan, McLoughlin, Van Kula, Kraemer, Barchi, Blechschmidt, DeCresce, and Zollars and Ms. Forbes Lieberman are investors in Varietal. None of the foregoing persons has direct or indirect voting or dispositive power with respect to the shares of VWR common stock held of record by Varietal.
(4)	Includes 1,000 shares of VWR common stock held by Mr. Brocke-Benz’s son and daughter which are deemed to be beneficially owned by Mr. Brocke-Benz.
(5)	Shares of VWR common stock and the percent of class listed as being beneficially owned by the Company’s named executive officers include outstanding options to purchase shares of VWR common stock, which are exercisable within 60 days of June 12, 2017 as follows: Mr. Brocke-Benz—433,510; Mr. Cowan—135,990; Mr. McLoughlin—102,391; Dr. Clausnitzer—7,006; and Mr. Van Kula—98,420.
(6)	Shares of VWR common stock and the percent of class listed as being beneficially owned by the Company’s non-management directors include outstanding options to purchase shares of VWR common stock, which are exercisable within 60 days of June 12, 2017 as follows: 22,091 for each of Messrs. Alexos, Barchi, DeCresce, Kraemer, Sullivan and Zollars and Ms. Forbes Lieberman and 17,091 for Mr. Blechschmidt.
(7)	The percentages shown are based on 131,823,770 shares of VWR common stock issued and outstanding as of June 12, 2017.

82

2017 SPECIAL MEETING PROXY STATEMENT

Future Stockholder Proposals

If the merger is completed, VWR will have no public stockholders and there will be no public participation in any future meetings of stockholders of VWR. However, if the merger is not completed, stockholders will continue to be entitled to attend and participate in stockholders meetings.

The Company will hold an annual meeting in 2018 only if the merger has not already been completed.

In order to be considered for inclusion in the Company’s proxy statement for its 2018 annual meeting, stockholder proposals must comply with Rule 14a-8(e) of the Exchange Act. Stockholder proposals submitted for consideration in the 2018 Proxy Statement must be submitted in writing to the Company’s principal executive offices no later than December 1, 2017.

In addition, the Company’s amended and restated bylaws include advance notice provisions relating to stockholder nominations for directors or other business not submitted for inclusion in the Company’s proxy statement. The advance notice provisions provide that, among other things, stockholders provide the Company with timely written notice regarding such nominations or other business and otherwise satisfy the requirements set forth in the Company’s amended and restated bylaws. To be timely, a stockholder who intends to present nominations for directors or a proposal at next year’s annual meeting other than pursuant to Rule 14a-8 must provide written notice of the nominations or the other business they wish to propose to the Company at the Company’s principal executive offices, and must be received no earlier than January 2, 2018, and no later than February 1, 2018. For such proposals that are not timely filed, the Board retains discretion whether to present such proposals at the 2018 annual meeting, and the Company retains discretion to vote proxies it receives in connection therewith.

Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. Such notice must also comply with all other requirements of the Company’s amended and restated bylaws.

You may contact the Company’s Corporate Secretary at its principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Proponents must submit notices of proposals and nominations in writing to the following address:

VWR Corporation

Radnor Corporate Center

Building One, Suite 200

100 Matsonford Road

Radnor, PA 19087

(610) 386-1700

Attn: Corporate Secretary

The Corporate Secretary will forward the notices of proposals and nominations to the Nominating and Corporate Governance Committee for consideration.

83

2017 SPECIAL MEETING PROXY STATEMENT

Where You Can Find More Information

Statements contained in this proxy statement, or in any document incorporated by reference herein, regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows the Company to “incorporate by reference” information into this proxy statement, which means that it can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that the Company has previously filed with the SEC. These documents contain important information about the Company and its financial condition and are incorporated by reference into this proxy statement.

The following of the Company’s filings with the SEC are incorporated by reference (provided that we are not incorporating by reference any information furnished to, but not filed with, the SEC):

•	annual report on Form 10-K for the year ended December 31, 2016, filed with the SEC on February 24, 2017;
•	definitive proxy statement on Schedule 14A filed with the SEC on March 31, 2017;
•	quarterly report on Form 10-Q for the quarter ended March 31, 2017, filed with the SEC on May 5, 2017; and
•	current reports on Form 8-K filed with the SEC on May 2, 2017, May 5, 2017 and June 1, 2017.

The Company also incorporates by reference into this proxy statement additional documents that it may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement and the earlier of the date of the special meeting or the termination of the merger agreement (provided that we are not incorporating by reference any information furnished to, but not filed with, the SEC). These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials (provided that we are not incorporating by reference any information furnished to, but not filed with, the SEC).

You may read and copy any reports, statements or other information that the Company files with the SEC at the SEC’s public reference room at the following location: 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of those documents at prescribed rates by writing to the Public Reference Section of the SEC at that address. Please call the SEC at (800) 732-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company in the “Financial Information” section of the Company’s investor relations website at investors.vwr.com. The information contained on, or accessible through, the Company’s website is not incorporated in, and does not form a part of, the proxy statement or any other report or document filed by or furnished to the SEC by the Company.

You may obtain any of the documents the Company files with the SEC, without charge, by requesting them in writing from the Company at the below address. Additionally, if you have any questions about this proxy statement, the special meeting or the merger or need assistance with voting procedures, you should contact the Company at:

VWR Corporation

Radnor Corporate Center

Building One, Suite 200

100 Matsonford Road

Radnor, PA 19087

(610) 386-1700

Attn: Corporate Secretary

If you would like to request documents from the Company, please do so by June 29, 2017 in order to receive them before the special meeting. If you request any documents from the Company, the Company will mail them to you by first class mail, or another equally prompt method, within one business day after receiving your request.

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from VWR stockholders in favor of the proposed merger. You can find information

84

2017 SPECIAL MEETING PROXY STATEMENT

Where You Can Find More Information (continued)

about the Company’s executive officers and directors in its annual report on Form 10-K for the fiscal year ended December 31, 2016 and in its definitive proxy statement filed with the SEC on Schedule 14A on March 31, 2017.

If you have any questions about this proxy statement, the special meeting or the merger or need assistance with voting procedures, you should contact the Company’s proxy solicitor at:

D.F. King & Co., Inc.

48 Wall Street

New York, NY 10005

1 (212) 269-5550 (call collect)

1 (877) 283-0325 (toll free)

85

Annex A

AGREEMENT AND PLAN OF MERGER

dated as of May 4, 2017,

by and among

AVANTOR, INC.,

VAIL ACQUISITION CORP

and

VWR CORPORATION

EXHIBITS
Exhibit A	-	Certificate of Incorporation of the Surviving Corporation
Exhibit B	-	Index of Defined Terms

A-ii

THIS AGREEMENT AND PLAN OF MERGER, dated as of May 4, 2017 (this “Agreement”), is made by and among Avantor, Inc., a Delaware corporation (“Parent”), Vail Acquisition Corp, a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Parent, and VWR Corporation, a Delaware corporation (the “Company”).

WHEREAS, the parties hereto intend that, on the terms and subject to the conditions set forth in this Agreement, Merger Sub shall be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation, and, pursuant to the Merger, each share of Company Common Stock shall be converted in the Merger into the right to receive an amount per share equal to $33.25 in cash and without interest (the “Merger Consideration”);

WHEREAS, the board of directors of the Company has (i) determined that the Merger and the other transactions contemplated by this Agreement (collectively, the “Transactions”) are fair to and in the best interests of the Company and its stockholders, (ii) duly authorized and approved the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Transactions, (iii) declared this Agreement and the Transactions advisable and (iv) resolved to recommend that the Company’s stockholders adopt this Agreement;

WHEREAS, the boards of directors of Parent and Merger Sub have duly authorized and approved the execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the Transactions, and the board of directors of Merger Sub has declared this Agreement advisable;

WHEREAS, Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger;

WHEREAS, concurrently with the execution and delivery of this Agreement, Varietal Distribution Holdings, LLC (“VDH”) has entered into a voting and support agreement, dated as of the date hereof, in substantially the form set forth in Annex I, pursuant to which, among other things, VDH has agreed to vote its shares of Company Common Stock in favor of the Merger and the adoption of this Agreement as set forth therein (the “Voting Agreement”).

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

The Merger

SECTION 1.01 The Merger. On the terms and subject to the conditions set forth in this Agreement, and in accordance with the Delaware General Corporation Law (the “DGCL”), at the Effective Time, the Company and Merger Sub shall consummate the Merger, whereby Merger Sub shall be merged with and into the Company, and the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation (the “Surviving Corporation”).

SECTION 1.02 Merger Closing. The closing of the Merger (the “Merger Closing”) shall take place at the offices of Kirkland & Ellis LLP, 601 Lexington Ave., New York, New York 10022 on the second business day following the satisfaction or (to the extent permitted by Law) waiver by the party or parties entitled to the benefits thereof of the conditions set forth in Article VI, other than those conditions that by their nature are to be satisfied at the Merger Closing, unless another date, time or place is agreed to in writing by Parent and the Company (but subject to the satisfaction or waiver of such conditions at the Merger Closing); provided that, notwithstanding the satisfaction or waiver of the conditions set forth in Article VI, unless otherwise agreed in writing by the parties hereto, the Company, Parent and Merger Sub shall not be required to effect the Merger Closing until the earlier of (i) a business day during the Marketing Period specified by Parent on no less than two business days’ prior written notice to the Company and (ii) the second business day following the final day of the Marketing Period (subject in each case to the satisfaction of conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Merger Closing, but subject to the satisfaction or waiver of such conditions at the Merger Closing)). The date on which the Merger Closing occurs is referred to in this Agreement as the “Closing Date.”

SECTION 1.03 Effective Time. Prior to the Merger Closing, the Company shall prepare, and on the Closing Date the Company shall file with the Secretary of State of the State of Delaware, a certificate of merger or other appropriate documents (in any such case, the “Certificate of Merger”) executed in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL to effectuate the Merger. The Merger shall become effective at such time as the Certificate of Merger is duly filed with such Secretary of State or at such other time as Parent and the Company shall agree and specify in the Certificate of Merger (the time the Merger becomes effective being the “Effective Time”).

SECTION 1.04 Effects of Merger. The Merger shall have the effects provided in this Agreement and as set forth in the DGCL.

SECTION 1.05 Certificate of Incorporation and By-laws.

(a) Subject to Section 5.04, at the Effective Time, the Certificate of Incorporation of the Company shall be amended and restated in its entirety to be in the form attached as Exhibit A and, as so amended and restated, such certificate of incorporation shall be the Certificate of Incorporation of the Surviving Corporation, until thereafter changed or amended as provided therein or permitted by applicable Law.

(b) Subject to Section 5.04, the By-laws of Merger Sub as in effect immediately prior to the Effective Time shall be the By-laws of the Surviving Corporation until thereafter changed or amended as provided therein or permitted by applicable Law, except that references to the name of Merger Sub shall be replaced by the name of the Surviving Corporation.

SECTION 1.06 Directors and Officers.

(a) The directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

(b) The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

SECTION 1.07 Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any of the outstanding shares of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) or any shares of capital stock of Merger Sub:

(a) Capital Stock of Merger Sub. Each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation and shall constitute the only outstanding shares of capital stock of the Surviving Corporation.

(b) Cancelation of Treasury Stock and Parent-Owned Stock. Each share of Company Common Stock that is owned by the Company (other than any shares of Company Common Stock owned by any Company Subsidiary, which shall remain outstanding), Parent or Merger Sub immediately prior to the Effective Time shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered or deliverable in exchange therefor.

(c) Conversion of other Company Common Stock. Subject to Sections 1.07(b) and 1.07(d), each issued and outstanding share of Company Common Stock shall be converted into the right to receive the Merger Consideration. As of the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of any such shares of Company Common Stock shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration in accordance with Section 1.08, without interest.

(d) Appraisal Rights. Notwithstanding anything in this Agreement to the contrary, shares (“Appraisal Shares”) of Company Common Stock that are outstanding immediately prior to the Effective Time and that are held by any Person who is entitled to demand and properly demands appraisal of such Appraisal Shares pursuant to, and who complies in all respects with, Section 262 of the DGCL (“Section 262”) shall not be converted into the Merger Consideration as provided in Section 1.07(c), but instead the holders of Appraisal Shares shall be entitled to payment of the fair market value of such Appraisal Shares in accordance with Section 262; provided that if any such holder shall fail to perfect or otherwise shall waive, withdraw or lose the right to appraisal under Section 262, then the right of such holder to be paid the fair value of such holder’s Appraisal Shares shall cease and such Appraisal Shares shall be deemed to have been converted as of the Effective Time into, and to have become exchangeable solely for the right to receive, the Merger Consideration as provided in Section 1.07(c). The Company shall give prompt notice to Parent of any demands received by the Company for appraisal of any shares of Company Common Stock and Parent shall have the right to participate (as defined for this purpose in Section 5.09) in, and direct all negotiations and Proceedings with respect to, such demands. Prior to the Effective Time, the Company shall not, without the prior written consent of Parent, make any payment with respect to, or settle or offer to settle, any such demands, approve any withdrawal of any such demands or waive any failure to timely deliver a written demand for appraisal or otherwise to comply with the provisions under Section 262 of the DGCL or agree to do any of the foregoing. Parent shall not, except with the prior written consent of the Company, require the Company to make any payment with respect to any demands for appraisal or offer to settle or settle any such demands.

SECTION 1.08 Payment of Merger Consideration.

(a) Paying Agent. Prior to the Effective Time, Parent shall select a bank or trust company reasonably acceptable to the Company to act as paying agent (the “Paying Agent”) for the payment of the Merger Consideration to former holders of Company Common Stock. Parent shall, or shall cause the Surviving Corporation to, deposit with the Paying Agent, substantially simultaneously with the Effective Time, cash necessary to pay for the shares of Company Common Stock converted into the right to receive Merger Consideration pursuant to Section 1.07(c) (such cash being hereinafter referred to as the “Payment Fund”).

(b) Payment Procedure. As promptly as reasonably practicable after the Effective Time (but in no event later than two business days after the Effective Time), the Surviving Corporation or Parent shall cause the Paying Agent to mail to each holder of record of a certificate or certificates that immediately prior to the Effective Time represented outstanding shares of Company Common

A-2

Stock (the “Certificates”) that were converted into the right to receive the Merger Consideration pursuant to Section 1.07 (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Paying Agent, and shall be in such form and have such other provisions as are customary and reasonably acceptable to the Company and Parent) and (ii) instructions for effecting the surrender of the Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate to the Paying Agent for cancelation, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Paying Agent, the holder of such Certificate shall be entitled to receive in exchange therefor the amount of cash into which the shares of Company Common Stock theretofore represented by such Certificate are converted pursuant to Section 1.07 and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Company Common Stock that is not registered in the transfer records of the Company, payment may be made to a Person other than the Person in whose name the Certificate so surrendered is registered if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the Person requesting such payment shall pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of such Certificate or establish to the reasonable satisfaction of Parent that such Tax has been paid or is not applicable. Until surrendered as contemplated by this Section 1.08, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the amount of cash, without interest, into which the shares of Company Common Stock theretofore represented by such Certificate have been converted pursuant to Section 1.07. No interest shall be paid or accrue on the cash payable upon surrender of any Certificate.

(c) Treatment of Book-Entry Shares. No holder of record of Book-Entry Shares shall be required to deliver a Certificate or an executed letter of transmittal to the Paying Agent to receive the Merger Consideration in respect of such Book-Entry Shares. In lieu thereof, such holder of record shall upon receipt by the Paying Agent of an “agent’s message” in customary form (or such other evidence, if any, as the Paying Agent may reasonably request) be entitled to receive, and the Surviving Corporation or Parent shall cause the Paying Agent to pay and deliver as promptly as reasonably practicable after the Effective Time (but in no event later than two business days after the Effective Time to each such holder of record as of the Effective Time), an amount of U.S. dollars equal to the aggregate amount of Merger Consideration to which such holder is entitled hereunder and such Book-Entry Shares shall forthwith be canceled.

(d) No Further Ownership Rights in Company Common Stock. The Merger Consideration paid in accordance with the terms of this Article I as a result of the conversion of any shares of Company Common Stock shall be deemed to have been paid in full satisfaction of all rights pertaining to such shares of Company Common Stock, subject, however, to the Surviving Corporation’s obligation to pay any dividends or make any other distributions with a record date prior to the Effective Time that may have been declared or made by the Company on such shares of Company Common Stock not in violation of the terms of this Agreement or prior to the date of this Agreement. After the Effective Time there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Certificates are presented to the Surviving Corporation or the Paying Agent for any reason they shall be canceled and exchanged as provided in this Article I.

(e) Lost, Stolen or Destroyed Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will pay, in exchange for such lost, stolen or destroyed Certificate, the applicable Merger Consideration to be paid in respect of the shares of Company Common Stock formerly represented by such Certificate.

(f) Termination of Payment Fund. Any portion of the Payment Fund that remains undistributed as of the 12 month anniversary of the Closing Date shall be delivered to Parent or its designated affiliate, upon demand, and any former holder of Company Common Stock entitled to payment of Merger Consideration who has not theretofore complied with this Article I shall thereafter look only to Parent or its successor-in-interest for payment of its claim for Merger Consideration (subject to applicable abandoned property, escheat and other similar Law).

(g) No Liability. None of Parent, Merger Sub, the Company, the Surviving Corporation and the Paying Agent shall be liable to any Person in respect of any cash from the Payment Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificate has not been surrendered prior to the date on which the Merger Consideration in respect of such Certificate would otherwise escheat to or become the property of any Governmental Entity, any such Merger Consideration in respect of such Certificate shall, to the extent permitted by applicable Law, immediately prior to such date become the property of the Surviving Corporation or its designated affiliate, free and clear of any claims or interest of any such holders or their successors, assigns or personal representative previously entitled thereto, subject to the claims of any former holder of Company Common Stock entitled to payment of Merger Consideration who has not theretofore complied with this Article I.

A-3

(h) Investment of Payment Fund. The Payment Fund shall be invested by the Paying Agent in (i) short-term direct obligations of the United States of America or (ii) short-term obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest. Nothing contained in this Section 1.08(h) and no investment losses resulting from the investment of the Payment Fund shall diminish the rights of the stockholders to receive the Merger Consideration. To the extent there are losses or the Payment Fund diminishes for any reason below the level required to promptly pay the Merger Consideration pursuant to Section 1.07(c), Parent shall replace or restore the cash in the Payment Fund to ensure the prompt payment of the Merger Consideration. Any interest and other income resulting from such investments shall be the property of, and paid to, Parent or its designated affiliate.

SECTION 1.09 Equity Awards.

(a) Immediately prior to the Effective Time, each Company Stock Option, whether or not exercisable or vested, shall be canceled and converted into the right to receive (i) an amount in cash determined by multiplying (A) the excess (if any) of the Merger Consideration over the exercise price per share of Company Common Stock underlying such Company Stock Option by (B) the number of shares of Company Common Stock subject to such Company Stock Option immediately prior to the Effective Time (such amount, the “Company Stock Option Cash Consideration”). Parent shall cause the Surviving Corporation to pay the Company Stock Option Cash Consideration at or reasonably promptly after the Effective Time (but in no event later than the first payroll date after the Effective Time unless the first payroll date after the Effective Time is less than three business days after the Effective Time, in which case, the second payroll date after the Effective Time). Following the Effective Time, no holder of any Company Stock Option shall have the right to acquire any equity interest in the Company or the Surviving Corporation in respect thereof. For the avoidance of doubt, any Company Stock Option with an exercise price per share of Company Common Stock that equals or exceeds the Merger Consideration shall be cancelled without the payment of consideration.

(b) Immediately prior to the Effective Time, each restricted stock unit granted under the Company Stock Plan with respect to shares of Company Common Stock that is outstanding immediately prior to the Effective Time (collectively, the “Company RSUs”) shall be converted into a vested right to receive cash in an amount equal to the Merger Consideration and Parent shall cause the Surviving Corporation to pay such amount at or reasonably promptly after the Effective Time (but in no event later than the first payroll date after the Effective Time unless the first payroll date after the Effective Time is less than three business days after the Effective Time, in which case, the second payroll date after the Effective Time).

(c) Each share of Company Common Stock issued pursuant to the Company Stock Plan that is subject to specified vesting criteria (each, a share of “Restricted Stock”) which is outstanding immediately prior to the Effective Time shall at the Effective Time become fully vested and be treated in accordance with Section 1.07. At the Effective Time, any outstanding dividends associated with any share of Restricted Stock shall be paid out by the Company in a cash lump sum to the holder thereof.

(d) The Company shall not commence any purchase period under the Company ESPP after the date hereof, the Company shall not permit any participant to commence participation in the Company ESPP or to increase the amount of the purchase election under the Company ESPP with respect to the current purchase period and, immediately prior to the Effective Time, the Company shall cause the Company ESPP to terminate. In the event that the current purchase period under the Company ESPP remains in progress as of the Closing Date, the Closing Date shall constitute the “Exercise Date” (as defined in the Company ESPP) with respect to such purchase period, and the shares of Company Common Stock acquired thereby shall be converted into the right to receive Merger Consideration as provided under Section 1.07.

(e) Prior to the Effective Time, the Company Board (or, if duly authorized, any committee thereof administering the Company Stock Plan) shall adopt such resolutions or take action by written consent in lieu of a meeting providing for the transactions contemplated by this Section 1.09.

(f) No later than the Effective Time, Parent shall provide, or shall cause to be provided, to the Surviving Corporation all funds necessary to fulfill the obligations under this Section 1.09.

SECTION 1.10 Tax Receivables Agreement. At the Effective Time, Parent shall provide, or shall cause to be provided, to the Surviving Corporation all funds necessary to fulfill its obligations under the Tax Receivables Agreement. Parent shall cause the Surviving Corporation to comply with its obligations under the Tax Receivables Agreement and shall cause the Surviving Corporation to make all payments under the Tax Receivables Agreement that become due in connection with the Merger to be made at the Effective Time.

ARTICLE II

Representations and Warranties of the Company

Except as (i) disclosed in the reports, schedules, forms, statements and other documents filed by the Company with, or furnished by the Company to, the Securities and Exchange Commission (“SEC”) and publicly available, in each case, not less than two

A-4

business days prior to the date of this Agreement (the “Filed Company SEC Documents”) (but excluding in the case of this clause (i) any disclosures set forth (y) under the headings “Risk Factors,” “Quantitative and Qualitative Disclosures About Market Risk” or “Forward Looking Statements” or (z) in any other section relating to forward-looking statements to the extent they are cautionary, predictive or forward-looking in nature), it being understood that any matter disclosed in such filings shall not be deemed disclosed for purposes of Section 2.01, Section 2.02, Section 2.03, Section 2.04, Section 2.08(a), Section 2.20, or Section 2.21 of this Agreement or (ii) set forth in the letter, dated as of the date of this Agreement, from the Company to Parent and Merger Sub (which shall be arranged in numbered sections corresponding to the numbered sections contained in this Article II, and the disclosure in any section shall be deemed to qualify or apply to other sections in this Article II to the extent that it is reasonably apparent that such disclosure also qualifies or applies to such other sections, the “Company Disclosure Letter”); provided, however, that no such disclosure shall be deemed to qualify Section 4.01 or Section 2.08(a) of the Company Disclosure Letter (except to the extent set forth on Section 4.01 or Section 2.08(a) of the Company Disclosure Letter, respectively), the Company represents and warrants to Parent and Merger Sub as follows:

SECTION 2.01 Organization, Standing and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company (a) has full power and authority necessary to enable it to own, lease or otherwise hold its properties, rights and assets and to conduct its business as presently conducted and (b) is duly qualified or licensed to do business in each jurisdiction where the nature of its business or its ownership or leasing of its properties makes such qualification or licensing necessary, other than where the failure to have such power and authority or to be so qualified or licensed would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. True and complete copies of the certificate of incorporation of the Company, as amended to the date of this Agreement (as so amended, the “Company Charter”), and the By-laws of the Company, as amended to the date of this Agreement (as so amended, the “Company By-laws”), are included in the Filed Company SEC Documents.

SECTION 2.02 Capital Structure.

(a) The authorized capital stock of the Company consists of 750,000,000 shares of Company Common Stock, par value $0.01 per share and 50,000,000 shares of preferred stock, par value $0.01 per share (the “Company Preferred Stock”). At the close of business on April 28, 2017 (the “Measurement Date”), (i) 131,694,581 shares of Company Common Stock were issued and outstanding, (ii) no shares of Company Common Stock were held by the Company in its treasury, (iii) no Company Common Stock was owned by any Company Subsidiary, (iv) 7,347,874 shares of Company Common Stock were subject to outstanding Company Stock Options with a weighted average exercise price of $24.06 per share, (v) 3,670,235 additional shares of Company Common Stock were reserved for issuance pursuant to the Company Stock Plan, (vi) 310,190 shares of Company Common Stock were subject to outstanding Company RSUs, (vii) no shares of Restricted Stock were outstanding under the Company Stock Plan and (viii) no shares of Company Preferred Stock were issued or outstanding. Except as set forth above, at the close of business on the Measurement Date, no shares of capital stock of the Company were issued, reserved for issuance or outstanding. From the Measurement Date to the date of this Agreement, there have been no issuances by the Company of shares of capital stock of the Company or options, warrants, convertible or exchangeable securities, stock-based performance units or other rights to acquire shares of capital stock of the Company or other rights that give the holder thereof any economic interest of a nature accruing to the holders of Company Common Stock, other than the issuance of Company Common Stock upon the exercise of Company Stock Options and the issuance of Company Common Stock upon vesting of Company RSUs.

(b) All outstanding shares of Company Common Stock are, and all such shares that may be issued prior to the Effective Time will be when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights.

(c) As of the date of this Agreement, there are no bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Company Common Stock may vote by virtue of their ownership thereof (“Voting Company Debt”). Neither the Company nor any Company Subsidiary is party to any Contracts with respect to the voting (including voting trusts or proxies) of any shares of Company Common Stock or other voting securities or equity interests of the Company.

(d) Except as set forth above, as of the date of this Agreement, there are no options, warrants, convertible or exchangeable securities, stock-based performance units or other rights or Contracts to which the Company is a party or by which the Company is bound (i) obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of, or any security convertible or exchangeable for any shares of capital stock of, the Company or any Voting Company Debt, (ii) obligating the Company to issue, grant or enter into any such option, warrant, security, unit, right or Contract or (iii) that give any Person the right to receive any economic interest of a nature accruing to the holders of Company Common Stock by virtue of their ownership thereof. As of the date of this Agreement, there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or options, warrants, convertible or exchangeable securities, stock-based performance units or other rights to acquire shares of capital stock of the

A-5

Company, except for (A) acquisitions of shares of Company Common Stock in connection with the surrender of shares of Company Common Stock by holders of Company Stock Options in order to pay the exercise price of Company Stock Options, (B) the withholding of shares of Company Common Stock to satisfy tax obligations with respect to awards granted pursuant to the Company Stock Plan, (C) the acquisition by the Company of Company Stock Options in connection with the forfeiture of such awards and (D) the acquisition by the Company of Company RSUs in connection with the forfeiture of such awards.

(e) All Company Stock Options, Restricted Stock and Company RSUs are evidenced by written award agreements, in each case substantially in the forms that have been made available to Parent, except that such agreements differ from such forms and from one another with respect to the number of Company Stock Options or shares of Company Common Stock covered thereby, the exercise price (if applicable), the vesting schedule, the grant date and expiration date applicable thereto and other similar terms.

(f) Section 2.02(f) of the Company Disclosure Letter sets forth, as of the Measurement Date, a complete and correct list of all outstanding Company Stock Options, Company RSUs, Restricted Stock, the number of shares of Company Common Stock subject to each such award, the grant date, to the extent applicable, the exercise price per share, vesting schedule and the name of the holder thereof.

SECTION 2.03 Company Subsidiaries; Equity Interests.

(a) Each of the Company’s subsidiaries (together, the “Company Subsidiaries”) is duly organized or formed, as applicable, validly existing and in good standing under the laws of the jurisdiction in which it is organized (in the case of good standing, to the extent the concept is recognized by such jurisdiction), except where any such failure would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. Each of the Company Subsidiaries (a) has full power and authority necessary to enable it to own, lease or otherwise hold its properties, rights and assets and to conduct its business as presently conducted and (b) is duly qualified or licensed to do business in each jurisdiction where the nature of its business or its ownership or leasing of its properties makes such qualification or licensing necessary, other than where the failure to have such power and authority or to be so qualified or licensed would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. Section 2.03(a) of the Company Disclosure Letter lists, as of the date of this Agreement, each Company Subsidiary and its jurisdiction of organization. All the outstanding shares of capital stock of each Company Subsidiary have been validly issued and are fully paid and nonassessable and are owned by the Company, free and clear of all pledges, liens, charges, mortgages, encumbrances, licenses, adverse ownership interests and security interests of any kind or nature whatsoever (collectively, “Liens”), other than Permitted Liens. As of the date of this Agreement, there are no options, warrants, rights, convertible or exchangeable securities, stock-based performance units or Contracts to which any Company Subsidiary is a party or by which any Company Subsidiary is bound obligating any Company Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of, or any security convertible or exchangeable for any shares of capital stock of, any Company Subsidiary.

(b) Except for its interests in the Company Subsidiaries, the Company does not own, directly or indirectly, any capital stock, membership interest, partnership interest, joint venture interest or other equity interest in any Person.

SECTION 2.04 Authority; Execution and Delivery; Enforceability.

(a) The Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions, subject only to adoption of this Agreement by the holders of a majority of the outstanding Company Common Stock entitled to vote on such matter at a stockholders’ meeting duly called and held for such purpose (the “Company Requisite Vote”). The execution and delivery by the Company of this Agreement and the consummation by the Company of the Transactions have been duly authorized by all necessary corporate action on the part of the Company. The Company has duly executed and delivered this Agreement and, assuming due authorization, execution and delivery by Parent and Merger Sub, this Agreement constitutes its legal, valid and binding obligation, enforceable against the Company in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws of general applicability relating to or affecting the enforcement of creditors’ rights and remedies, or by general principles of equity governing the availability of equitable remedies, whether considered in a Proceeding at law or in equity and except as rights to indemnity and contribution may be limited by state or Federal securities laws or public policy underlying such laws (the “Bankruptcy, Equity and Indemnity Exception”)).

(b) The board of directors of the Company (the “Company Board”), at a meeting duly called and held, duly adopted resolutions unanimously (i) determining that the Transactions are fair to and in the best interest of the Company and its stockholders, (ii) approving and declaring advisable the Merger and the execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions, (iii) irrevocably approving for all purposes, to the extent permitted by Law, Parent, Merger Sub and their respective affiliates not to be subject to any “moratorium,” “control share acquisition,” “fair price,” “interested shareholder,” “affiliate transaction,” “business combination,” or other antitakeover Laws (including Section 203 of the

A-6

DGCL) of any jurisdiction that may purport to be applicable to the Company, Parent, Merger Sub or any of their respective affiliates or this Agreement or the Transactions with respect to any of the foregoing and (iv) resolving to recommend that the holders of Company Common Stock vote in favor of the adoption of this Agreement and the Merger (such recommendation, the “Company Board Recommendation”), which resolutions, as of the date of this Agreement, have not been rescinded, modified or withdrawn in any way. The only vote or approval of the holders of any class or series of capital stock of the Company or any of the Company Subsidiaries which is required to adopt and approve this Agreement and the Transactions is the Company Requisite Vote.

SECTION 2.05 No Conflicts; Consents.

(a) The execution and delivery by the Company of this Agreement do not, and the consummation of the Merger and the other Transactions and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien other than any Permitted Lien upon any of the properties or assets of the Company or any Company Subsidiary under, any provision of (i) the Company Charter, the Company By-laws or the comparable organizational documents of any Company Subsidiary, (ii) any Contract to which the Company or any Company Subsidiary is a party or (iii) subject to the filings and other matters referred to in Section 2.05(b), any judgment, order, injunction or decree of any Governmental Entity (“Judgment”) or statute, law (including common law), ordinance, rule or regulation of any Governmental Entity (“Law”), in either case that is applicable to the Company or any Company Subsidiary or their respective properties, rights or assets, other than, in the case of clauses (ii) and (iii) above, any such items that would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect (it being agreed that for purposes of this Section 2.05(a), clause (G) of the definition of the term “Company Material Adverse Effect,” shall not be excluded in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur).

(b) No consent, approval, license, permit, order or authorization (“Consent”) of, or registration, notification, declaration or filing with, or permit from, any national, Federal, state, provincial, local or other government, domestic or foreign, or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (a “Governmental Entity”), is required to be obtained or made by or with respect to the Company or any Company Subsidiary in connection with the execution, delivery and performance of this Agreement or the consummation of the Transactions, other than (i) compliance with and filings under U.S. Antitrust Laws, including the Hart-Scott- Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (ii) the applicable requirements of antitrust, competition, foreign investment or other similar Laws of jurisdictions other than the United States (collectively, “Foreign Antitrust Laws” and together with the U.S. Antitrust Laws, “Antitrust Laws”), (iii) notices to the U.S. Department of Defense, Defense Security Service (“DSS”) pursuant to NISPOM, (iv) notices to the U.S. State Department Directorate of Defense Trade Controls (“DDTC”) pursuant to the International Traffic in Arms Regulations (“ITAR”), (v) the filing with the SEC of (A) the Proxy Statement and (B) such reports under the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”) as may be required in connection with this Agreement, the Merger and the other Transactions, (vi) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (vii) such filings as may be required under the rules and regulations of the NASDAQ Stock Market LLC (“Nasdaq”) and (viii) such other items (A) required solely by reason of the participation of Parent (as opposed to any third Person) in the Transactions or (B) the failure of which to obtain or make would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect (it being agreed that for purposes of this Section 2.05(b), clause (G) of the definition of the term “Company Material Adverse Effect,” shall not be excluded in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur).

SECTION 2.06 SEC Documents; Undisclosed Liabilities.

(a) The Company has filed and furnished, on a timely basis, all reports, schedules, forms, statements and other documents required to be filed or furnished pursuant to Sections 13(a) and 15(d) of the Exchange Act by the Company with the SEC since January 1, 2015 (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, as such statements and reports may have been amended since the date of their filing, the “Company SEC Documents”). (i) As of the date hereof, there are no outstanding or unresolved comments in comment letters received from the SEC or its staff and (ii) none of the subsidiaries of the Company is, or at any time since January 1, 2015, has been subject to the reporting requirements of Section 13a or 15d of the Exchange Act or otherwise required to file any periodic reports, schedules, proxy statements or other documents with the SEC.

(b) As of their respective effective dates (in the case of Company SEC Documents that are registration statements filed pursuant to the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the “Securities Act”)) and as of their respective SEC filing dates (in the case of all other Company SEC Documents), each Company SEC Document complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be,

A-7

and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Document, and except to the extent amended or superseded by a subsequent filing with the SEC prior to the date of this Agreement, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that the Company makes no representation or warranty with respect to information furnished in writing by Parent or Merger Sub specifically for inclusion or use in any such document).

(c) The audited consolidated financial statements and the unaudited quarterly financial statements (including, in each case, the notes thereto) of the Company included in the Company SEC Documents when filed (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) have been prepared in all material respects in accordance with generally accepted accounting principles in the United States (“GAAP”) (except, in the case of unaudited quarterly statements, as permitted by Form 10-Q of the SEC or other rules and regulations of the SEC) applied in all material respects on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and (iii) fairly presented in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods covered thereby (subject, in the case of unaudited quarterly statements, to normal year-end adjustments).

(d) Except as reflected or reserved against in the consolidated balance sheet of the Company, as of December 31, 2016, or the notes thereto, included in the Company SEC Documents (such balance sheet and the notes thereto, the “Company Balance Sheet”), the Company and the Company Subsidiaries do not have any liability or obligation of any nature (whether accrued, absolute, contingent or otherwise) other than (i) liabilities or obligations incurred in the ordinary course of business since the date of the Company Balance Sheet, (ii) liabilities or obligations not required to be disclosed in a consolidated balance sheet of the Company or in the notes thereto prepared in accordance with GAAP and the rules and regulations of the SEC applicable thereto, (iii) liabilities or obligations incurred in connection with the Transactions and (iv) liabilities or obligations that would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.

(e) The Company has established and maintains, and has, since January 1, 2015 maintained, disclosure controls and procedures and a system of internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) in all material respects in compliance with the requirements of Rule 13a-15 under the Exchange Act. The Company has established and maintains a system of internal accounting controls intended to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP, including policies and procedures that (i) require the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company and the Company Subsidiaries; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of the Company and the Company Subsidiaries are being made only in accordance with appropriate authorizations of the Company’s management and the Company Board; and (iii) provide assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company and the Company Subsidiaries. Since January 1, 2015, the Company’s auditors and the Company Board have not identified or been advised of (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting or in the preparation of financial statements.

SECTION 2.07 Information Supplied. None of the information supplied or to be supplied by or on behalf of the Company or any of the Company Subsidiaries expressly for inclusion or incorporation by reference in the proxy statement to be sent to the stockholders of the Company in connection with the Stockholders Meeting (such proxy statement, as amended or supplemented, including the letter to stockholders, notice of meeting and form of proxy, the “Proxy Statement”), will, at the time such document is filed with the SEC, at any time it is amended or supplemented or at the time it is first published, sent or given to the Company’s stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading (provided that the Company makes no representation or warranty with respect to information furnished in writing by Parent or Merger Sub expressly for inclusion or use in any such Company SEC Document). The Proxy Statement will, at the time such document is filed with the SEC, at any time it is amended or supplemented or at the time it is first published, sent or given to the Company’s stockholders, comply as to form in all material respects with the requirements of the Exchange Act, except that no representation or warranty is made by the Company with respect to statements included or incorporated by reference therein based on information supplied in writing by or on behalf of Parent or Merger Sub expressly for inclusion or incorporation by reference therein.

A-8

SECTION 2.08 Absence of Certain Changes or Events.

(a) Since the date of the Company Balance Sheet, there has not been any change, event, circumstance, effect or occurrence that, individually or in the aggregate, has had or would be reasonably be expected to have a Company Material Adverse Effect.

(b) From the date of the Company Balance Sheet to the date of this Agreement, the Company has conducted its business in the ordinary course in substantially the same manner as previously conducted, and during such period, the Company has not taken any action that would have required the consent of Parent pursuant to Sections 4.01(a)–(o) if taken or proposed to be taken after the date of this Agreement.

SECTION 2.09 Taxes.

(a) Except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, the Company and each Company Subsidiary has (i) timely filed, or caused to be timely filed, taking into account any extensions of time within which to file, all Tax Returns required to have been filed, and (ii) paid, or caused to be paid, all Taxes required to have been paid by it, and have withheld all Taxes required to be withheld from amounts owing to any employee, former employee, independent contractor, creditor, shareholder or other third party, other than Taxes that are not yet due or that are being contested in good faith in appropriate Proceedings and for which adequate reserves have been established in accordance with GAAP.

(b) Except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, (i) no deficiency for any Tax has been asserted or assessed by a taxing authority in writing against the Company or any Company Subsidiary which deficiency has not been paid, settled or withdrawn or is not being contested in good faith in appropriate Proceedings and for which adequate reserves have been established in accordance with GAAP; (ii) no audits, examinations, investigations or other proceedings with respect to Tax matters of the Company or any Company Subsidiary are currently pending or, to the knowledge of the Company, threatened in writing; (iii) neither the Company nor any Company Subsidiary has waived any statute of limitations with respect to any material amount of Taxes or agreed to any extension of time with respect to any material Tax assessment or deficiency; and (iv) there are no Liens for Taxes upon the assets of the Company or any Company Subsidiary other than Permitted Liens.

(c) Neither the Company nor any Company Subsidiary is a party to or is bound by any material Tax sharing, allocation or indemnification agreement or arrangement that would have a continuing effect after the Closing Date (other than the Tax Receivables Agreement and any such agreements or arrangements (i) exclusively between or among the Company and one or more wholly owned Company Subsidiaries or (ii) with third parties made in the ordinary course of business, the primary subject matter of which is not Tax).

(d) Neither the Company nor any Company Subsidiary (i) is or has been a member of a group (other than a group the common parent of which is the Company or any Company Subsidiary) filing a consolidated, combined, affiliated, unitary or similar income Tax Return or (ii) has any liability for the Taxes of any Person other than the Company and the Company Subsidiaries pursuant to Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law) or as a transferee or successor.

(e) Since January 1, 2015, no material, unresolved written claim has been made by a Governmental Entity in a jurisdiction where the Company or any Company Subsidiary does not file Tax Returns that it is or may be subject to taxation by, or required to file any Tax Return in, that jurisdiction.

(f) Within the past two years, neither the Company nor any Company Subsidiary has been a “distributing corporation” or a “controlled corporation” within the meaning of Section 355(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the “Code”) in a distribution intended to qualify for tax-free treatment under Section 355 of the Code.

(g) Neither the Company nor any Company Subsidiary has been a party to a transaction that, as of the date of this Agreement, constitutes a “listed transaction” for purposes of Section 6011 of the Code and applicable Treasury Regulations thereunder (or a similar provision of state or local Law).

(h) Neither the Company nor any Company Subsidiary will be required to include any material amounts in income, or exclude any material items of deduction, in a taxable period (or portion thereof) beginning after the Closing Date as a result of (i) a change in or incorrect method of accounting occurring prior to the Closing Date, (ii) an installment sale or open transaction arising in a taxable period (or portion thereof) ending on or before the Closing Date, (iii) a prepaid amount received, or paid, prior to the Closing Date (except for any such amounts for which appropriate deferred Tax reserves have been established in accordance with GAAP), (iv) a “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local or foreign Law) executed on or prior to the Closing Date or (v) an election under Section 108(i) of the Code (or any similar provision of state, local or foreign Law).

A-9

(i) For purposes of this Agreement:

(i) “Tax Return” means all Tax returns, declarations, statements, reports, schedules, forms and information returns and any amended Tax return relating to Taxes filed or required to be filed by the Company or any Company Subsidiary (including any attachment thereto).

(ii) “Taxes” means all federal, state, local and foreign taxes, customs, tariffs, imposts, levies, duties, fees or other like assessments or charges in the nature of tax imposed by a Governmental Entity, together with all interest, penalties and additions imposed with respect to such amounts.

SECTION 2.10 Labor Relations. (i) There are no material labor unions, works councils or similar organizations with respect to employees of the Company or any Company Subsidiary and (ii) there are no material collective bargaining or similar labor agreements to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary is bound or is presently negotiating. Except as would not reasonably be expected to have a Company Material Adverse Effect, (i) since January 1, 2015, neither the Company nor any of the Company Subsidiaries has experienced any labor disputes, strikes, work stoppages, slowdowns, lockouts or union organization attempts concerning any employees of the Company or a Company Subsidiary and (ii) there is no unfair labor practice charge or complaint pending or, to the knowledge of the Company, threatened in writing against the Company or any Company Subsidiary before the National Labor Relations Board, the Equal Employment Opportunity Commission or any equivalent state or local Governmental Entity. Except, in each case, that would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, the Company and all Company Subsidiaries are in compliance with all applicable laws, rules and regulations, ordinances, judgments, decrees, orders, writs, injunctions contracts, policies, plans, and programs relating to employment, employment practices, compensation, immigration, the classification of employees as exempt/non-exempt, the classification of individuals as employees or independent contractors, employee leave, benefits, hours, terms and conditions of employment, and the termination of employment, unemployment insurance, collective dismissals and the WARN Act or any similar requirements under local or foreign Law.

SECTION 2.11 Employee Benefits.

(a) Section 2.11(a) of the Company Disclosure Letter sets forth a true and complete list, as of the date of this Agreement, of each material Company Benefit Plan and material Company Benefit Agreement.

(b) With respect to each material Company Benefit Plan and material Company Benefit Agreement, the Company has made available to Parent true and complete copies of (i) such material Company Benefit Plan or material Company Benefit Agreement, including any amendment thereto (or, in either case, with respect to any unwritten material Company Benefit Plan or material Company Benefit Agreement, a written description thereof), other than any Company Benefit Plan or Company Benefit Agreement that the Company or any Company Subsidiary is prohibited from making available to Parent as a result of applicable Law relating to the safeguarding of data privacy, (ii) each trust, insurance, annuity or other funding Contract to which the Company or any Company Subsidiary is a party related thereto and (iii) the most recent annual report on Form 5500 required to be filed with respect thereto, favorable determination letter, if applicable, and actuarial reports.

(c) Each Company Benefit Plan and Company Benefit Agreement has been administered in accordance with its terms and is in compliance with all applicable Laws, including applicable provisions of ERISA and the Code, other than failures that would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.

(d) Each Company Benefit Plan intended to be “qualified” within the meaning of Section 401(a) of the Code (or qualified or registered under any comparable provision under applicable foreign Law) has received a favorable determination letter as to such qualification or registration from the Internal Revenue Service (or any comparable Governmental Entity), and no event has occurred, either by reason of any action or failure to act, that would reasonably be expected to cause the loss of any such qualification, registration or tax-exempt status.

(e) None of the Company, any of the Company Subsidiaries or any Commonly Controlled Entity sponsors, maintains, contributes to, is required to maintain or contribute to, or has any actual or contingent liability under, any Company Benefit Plan that is subject to Section 302 or Title IV of ERISA or Section 412 of the Code or is otherwise a defined benefit pension plan or any “multiemployer plan.”

(f) Neither the Company nor any Company Subsidiary has any material liability in respect of post-retirement health, medical or life insurance benefits for retired, former or current employees of the Company or any Company Subsidiary other than for continuation coverage required under Section 4980B(f) of the Code or any state or foreign Laws.

(g) Except as would not reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole, none of the execution and delivery of this Agreement by the Company, or the consummation of the Merger (alone or in

A-10

conjunction with any other event, including any termination of employment) will (i) entitle any current or former director, officer or employee of the Company or any Company Subsidiary to any increased compensation or benefit by virtue thereof, (ii) accelerate the time of payment or vesting, or trigger any payment or funding, of any compensation or benefit or trigger any other material obligation under any Company Benefit Plan or Company Benefit Agreement, (iii) result in any material violation of, or default under, any Company Benefit Plan or Company Benefit Agreement or (iv) result in payment or provision of any amount (whether in cash or property or the vesting of property) to any current or former director, officer, employee or consultant of the Company or any of the Company Subsidiaries under any Company Benefit Plan or Company Benefit Agreement that would not be deductible by reason of Section 280G of the Code or would be subject to an excise tax under Section 4999 of the Code. Neither the Company nor any of the Company Subsidiaries has any material indemnity obligation on or after the Effective Time for any taxes imposed under Section 4999 or 409A of the Code.

(h) For purposes of this Agreement:

(i) “Commonly Controlled Entity” means any Person that, together with the Company, is treated as a single employer under Section 414 of the Code.

(ii) “Company Benefit Agreement” means each employment, consulting, indemnification, severance, retention, change in control, incentive compensation or termination agreement or arrangement between the Company or any Company Subsidiary, on the one hand, and any current or former employee, officer or director of the Company or any Company Subsidiary, on the other hand (but excluding any Company Benefit Plans), other than any agreement or arrangement mandated by applicable Law.

(iii) “Company Benefit Plan” means each bonus, pension, profit sharing, retirement, deferred compensation, incentive compensation, equity-based compensation, vacation, severance, retention, change in control, disability, death benefit, hospitalization, medical or other employee benefits plan, policy, program or arrangement, in each case sponsored, maintained or contributed to, or required to be sponsored, maintained or contributed to, by the Company or any Company Subsidiary, in each case for the benefit of any current or former director, officer or employee of the Company or any Company Subsidiary, other than (A) any “multiemployer plan” (within the meaning of Section 3(37) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) or (B) any plan, policy, program or arrangement mandated by applicable Law.

SECTION 2.12 Property. The Filed Company SEC Documents identify all material real property that is owned (the “Owned Real Property”) and leased (the “Leased Real Property”) by the Company and the Company Subsidiaries. Except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, the Company and the Company Subsidiaries own and have good, valid and marketable fee title to all of their Owned Real Property, free and clear of all Liens (except in all cases for Permitted Liens) and there are no existing, pending, or to the knowledge of the Company, threatened condemnation, eminent domain or similar proceedings affecting any of the Owned Real Property. Except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, the Company and the Company Subsidiaries (a) have a good and valid leasehold interest in each lease pursuant to which the Company or a Company Subsidiary leases or subleases the Leased Real Property (the “Leases”), free and clear of all Liens, except (i) Liens for Taxes that are not due and payable or that may thereafter be paid without interest or penalty, (ii) mechanics’, carriers’, workmen’s, warehousemen’s, repairmen’s or other like Liens arising or incurred in the ordinary course of business for amounts not yet past due, (iii) zoning, building and other similar codes and regulations which are not violated by the current use or occupancy of the real property subject thereto, and (iv) (A) matters which would be disclosed by an accurate survey, and (B) non-monetary Liens, defects or irregularities in title, easements, rights-of-way, covenants, restrictions and other similar matters that, in each case, do not and would not reasonably be expected to, individually or in the aggregate, materially impair the continued use and operation of the assets to which they relate in the business of the Company and the Company Subsidiaries as presently conducted (collectively, “Permitted Liens”), (b) have complied with the terms of all Leases to which they are parties (other than Leases that expired and were not renewed in the ordinary course of business) or were executed after the date thereof that are material to the business of the Company and the Company Subsidiaries, taken as a whole, and all such Leases are valid and binding obligations of the Company or the Company Subsidiary party thereto and, to the knowledge of the Company, the other party thereto, in full force and effect, subject to proper authorization and execution of each such Lease by the other party thereto and the application of any bankruptcy or other creditor’s rights laws, and (c) are not in breach or default under any such Leases and, to knowledge of the Company, (i) no other party is in default or breach under any such Leases and (ii) no event has occurred or circumstance exists that, with the delivery of notice, the passage of time or both, would constitute such a breach or default under any such Leases.

A-11

SECTION 2.13 Contracts.

(a) Except for this Agreement and the Contracts disclosed in the Filed Company SEC Documents, Section 2.13(a) of the Company Disclosure Letter sets forth a true and complete list, as of the date of this Agreement, and the Company has made available to Parent true and complete copies, of:

(i) each Contract that would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act;

(ii) each Contract to which the Company or any Company Subsidiary is a party that (A) restricts the ability of the Company or any Company Subsidiary to compete in any business or with any Person in any geographical area, (B) provides for “exclusivity” or any similar requirement in favor of any third party, (C) contains a “take-or-pay” arrangement or (D) any standstill or similar agreement pursuant to which the Company or any Company Subsidiaries has agreed not to acquire any assets or securities of another Person;

(iii) each Contract under which the Company or any Company Subsidiary licenses, grants or is granted rights in or to Intellectual Property from or to any third party or that relates to the Company Systems (in each case, other than generally commercially available, off-the-shelf software programs and other than non-exclusive, ordinary course Contracts licensing Intellectual Property that do not require payments in excess of $5,000,000 per year) except for such Contracts that are not material to the Company and the Company Subsidiaries, taken as a whole;

(iv) each Contract to which the Company or any Company Subsidiary is a party that provides for annual payments or receipts in excess of $20,000,000;

(v) each Contract to which the Company or any Company Subsidiary is a party relating to indebtedness for borrowed money or any financial guaranty, in each case with respect to a principal amount in excess of $10,000,000;

(vi) each Contract to which the Company or any Company Subsidiary is a party that provides for the acquisition or disposition of any assets (other than acquisitions or dispositions of assets in the ordinary course of business) or businesses (whether by merger, sale of stock, sale of assets or otherwise) with a total consideration of more than $10,000,000 and that (A) has not yet been consummated or (B) has outstanding any material purchase price adjustment, “earn-out,” indemnification, payment or similar obligations on the part of the Company or any Company Subsidiary;

(vii) each Contract to which the Company or any Company Subsidiary is a party that obligates the Company or any Company Subsidiary to make any capital commitment, loan or expenditure in an amount in excess of $10,000,000;

(viii) each Contract to which the Company or any Company Subsidiary is a party, other than with respect to any entity that is wholly owned by the Company or any wholly owned Company Subsidiary, that relates to the formation, creation, operation, management or control of any legal partnership, limited liability or any joint venture entity or similar arrangement pursuant to which the Company has an obligation (contingent or otherwise) to make a material investment in or material extension of credit to any Person;

(ix) each Contract with any Governmental Entity, in each case that would reasonably be expected to result in future payments to such Governmental Entity in excess of $2,500,000 (other than for or in respect of any Tax);

(x) each settlement, conciliation, or similar Contract with any Governmental Entity pursuant to which the Company or any of its subsidiaries has continuing obligations or involving the payment of more than $5,000,000;

(xi) each collective bargaining or other Contract with any labor union, works council, or other labor organization that is required to be set forth on Section 2.10 of the Company Disclosure Letter; and

(xii) each Contract with or binding upon the Company or any of the Company Subsidiaries or any of their respective properties or assets that is with any directors, officers or five percent (5%) stockholders of the Company, other than employment, indemnification, stock option or similar contracts.

Each such Contract described in clauses (i) through (xii) above is referred to herein as a “Specified Contract.”

(b) Each of the Specified Contracts is valid, binding and enforceable (except as such enforceability may be limited by the Bankruptcy, Equity and Indemnity Exception) on the Company or a Company Subsidiary, as the case may be, and, to the knowledge of the Company, each other party thereto, and is in full force and effect, except for such failures to be valid, binding or enforceable or to be in full force and effect as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. There is no default under any Specified Contract by the Company or any Company Subsidiary or, to the knowledge of the Company, any other party thereto, and no event has occurred that with the lapse of time or the giving

A-12

of notice or both would constitute a default thereunder by the Company or any Company Subsidiary or, to the knowledge of the Company, any other party thereto, in each case except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.

SECTION 2.14 Litigation. There is no claim, suit, action, investigation (to the knowledge of the Company) or proceeding (each, a “Proceeding”) pending or, to the knowledge of the Company, threatened in writing against the Company or any Company Subsidiary that would reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, nor is there any Judgment outstanding against the Company or any Company Subsidiary that would have or would reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.

SECTION 2.15 Compliance with Laws.

(a) Since January 1, 2015, neither the Company nor any of the Company Subsidiaries is or has been in violation of, or in receipt of notice that it is in violation of, any Law applicable to, or any privacy or security policy of, the Company or any of the Company Subsidiaries, except such as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. No investigation or review by any Governmental Entity with respect to the Company nor any of the Company Subsidiaries is pending or, to the knowledge of the Company, is being threatened, except such as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. Each of the Company and the Company Subsidiaries has in effect all approvals, authorizations, certificates, registrations, licenses, exemptions, permits and consents of Governmental Entities (collectively, “Authorizations”) necessary for it to conduct its respective business as presently conducted, all such Authorizations are in full force and effect and the Company and the Company Subsidiaries are in compliance with all such Authorizations, except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.

(b) Neither the Company nor any of the Company Subsidiaries, nor any directors or officers, nor to the knowledge of the Company, any employees, agents or other Persons acting on behalf of the Company or any of the Company Subsidiaries has since January 1, 2015, in the course of its actions for, or on behalf of, the Company: (a) directly or indirectly used any material corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to foreign political activity; (b) made any direct or indirect material unlawful payments to any foreign governmental officials or employees or to any foreign political parties or campaigns from corporate funds; (c) violated in any material respect any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any other anti-corruption or anti-bribery law of any jurisdiction in which the Company or any of the Company Subsidiaries operate (collectively, “Anti-Corruption Laws”) or (d) made any other unlawful material bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign government official. No Governmental Entity is investigating or has since January 1, 2015 conducted, initiated or, to the knowledge of the Company, threatened in writing any investigation of the Company or any of the Company Subsidiaries or any of their respective officers, directors or employees in connection with an alleged or possible violation of any Anti-Corruption Law.

(c) The Company and the Company Subsidiaries are, and at all times since January 1, 2015 have been, in compliance in all material respects with all applicable export control and economic sanctions laws, regulations, and executive orders of the United States, the United Nations Security Council, the European Union, and the United Kingdom (each a “Sanctions Authority”). None of the Company, any Company Subsidiary, or, to the knowledge of the Company, any of their respective officers, directors, employees, agents or representatives has been or is designated on any economic or financial sanctions list maintained by any Sanctions Authority, including the U.S. Office of Foreign Assets Control’s List of Specially Designated Nationals and Blocked Persons (“SDN”), Sectoral Sanctions Identification (“SSI”) List, or Foreign Sanctions Evader (“FSE”) List, or any other similar list maintained by any other applicable Sanctions Authority. Neither the Company nor any Company Subsidiary has participated since January 1, 2015 in any unauthorized or unlawful transaction involving such a designated person, entity or country that is subject to territorial sanctions administered by any applicable Sanctions Authority, or maintains or has maintained at any time since January 1, 2015 any offices, branches, operations, assets, investments, employees, or agents in any country that is subject to territorial sanctions administered by any applicable Sanctions Authority in violation of applicable export control or economic sanctions laws, regulations, and executive orders.

(d) The Company and the Company Subsidiaries have implemented and maintain in effect policies and procedures reasonably designed to ensure compliance by the Company and the Company Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws.

SECTION 2.16 Environmental Matters.

(a) Except for matters that would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, (i) each of the Company and the Company Subsidiaries is, and since January 1, 2015, has been, in compliance with all applicable Environmental Laws, (ii) each of the Company and the Company Subsidiaries possesses and is in compliance

A-13

with all Authorizations required under applicable Environmental Laws for it to conduct its respective business as presently conducted and all such Authorizations are in full force and effect and, to the knowledge of the Company, there is no reasonable basis for any revocation, non-renewal or adverse modification of any such Authorizations, (iii) there is no Proceeding pending or, to the knowledge of the Company, threatened in writing against or affecting the Company or any Company Subsidiary, nor is there any Judgment outstanding against the Company or any Company Subsidiary, pursuant to any applicable Environmental Law or regarding any release or other adverse environmental impact of Hazardous Materials, (iv) since January 1, 2015, none of the Company or the Company Subsidiaries has received any written notice alleging that the Company or any Company Subsidiary is in violation of or has liability under any applicable Environmental Law or regarding any release or other adverse environmental impact of Hazardous Materials, (v) Hazardous Materials have not been disposed of, arranged to be disposed of, transported, or released by the Company or any Company Subsidiary, and, to the knowledge of the Company, Hazardous Materials are not present in the environment at any property or facility currently or formerly owned, leased or operated by the Company or any Company Subsidiary, in each case in a manner or condition that would reasonably be expected to give rise to liability to the Company or any Company Subsidiary under any applicable Environmental Law, and (vi) none of the Company or the Company Subsidiaries has by Contract assumed or retained any liability of any other Person under any Environmental Laws or regarding any release or other adverse environmental impact of Hazardous Materials.

(b) For purposes of this Agreement, “Environmental Law” means any Law with respect to pollution or the protection of the environment or natural resources or, to the extent relating to exposure of persons to Hazardous Materials, human health or safety. “Hazardous Materials” means all substances, materials, or wastes defined or regulated as pollutants, contaminants or hazardous, dangerous or toxic materials or substances or terms of similar meaning (including petroleum and petroleum products, asbestos and asbestos-containing materials, toxic mold, polychlorinated biphenyls, urea-formaldehyde insulation, pesticides, and radon) under any Environmental Law.

SECTION 2.17 Intellectual Property.

(a) Section 2.17(a) of the Company Disclosure Letter sets forth a true and correct list, as of the date of this Agreement, of any of the following Intellectual Property that is owned by the Company or any Company Subsidiary: (i) issued patents and pending patent applications, (ii) trademark registrations and applications for registration of trademarks, (iii) Internet domain names and (iv) copyright registrations (collectively, the “Company Registered Intellectual Property”). Except for matters that would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, (x) all of the Company Registered Intellectual Property is subsisting and unexpired and (y) to the knowledge of the Company, the issued patents and registered trademarks included in the Company Registered Intellectual Property are valid and enforceable.

(b) Except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, the Company and the Company Subsidiaries exclusively own, free and clear of all Liens (other than Permitted Liens) all Intellectual Property owned or purported to be owned by the Company or any Company Subsidiary and have the right to use all other material Intellectual Property used in the conduct of the business of the Company and the Company Subsidiaries as presently conducted (collectively, the “Company Intellectual Property”).

(c) (i) The conduct of the business of the Company and the Company Subsidiaries as presently conducted is not, and has not been at any time since January 1, 2015, infringing or otherwise violating any Intellectual Property rights (other than patents) of any third party and, to the knowledge of the Company, the patents of any third party, (ii) to the knowledge of the Company, no third party is infringing or otherwise violating any of the Company Registered Intellectual Property and (iii) the Company and the Company Subsidiaries comply, and have since January 1, 2015 complied, in all material respects with their policies related to privacy and security; except, in each case (clauses (i)-(iii)), for infringements and other violations and non-compliance that would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.

(d) There is no action pending against the Company or any Company Subsidiary (other than, for clarity, office actions), and, to the knowledge of the Company, neither the Company nor any of the Company Subsidiaries has received any written notice from any Person since January 1, 2015, in each case, pursuant to which any Person is (i) alleging that the conduct of the business of the Company and the Company Subsidiaries is infringing or otherwise violating any Intellectual Property rights of any third party, or (ii) contesting the use, ownership, validity or enforceability of any of the Company Registered Intellectual Property; except, in each case (clauses (i) and (ii)), as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.

(e) Except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect: (i) the computer systems, including the software, firmware, hardware, networks, interfaces, platforms and related systems owned, leased or licensed by the Company and the Company Subsidiaries (collectively, the “Company Systems”), are sufficient for the conduct of their business as presently conducted; (ii) since January 1, 2015, there have been no failures, breakdowns, continued

A-14

substandard performance or other adverse events affecting any such Company Systems that have caused or would reasonably be expected to result in the substantial disruption or interruption in or to the use of such Company Systems or the conduct of the business of the Company and the Company Subsidiaries; (iii) to the knowledge of the Company, since January 1, 2015, there have not been any incidents of unauthorized access or other security breaches of the Company Systems (or the data stored thereon) and (iv) the Company and the Company Subsidiaries have taken reasonable measures to protect and maintain the security, integrity and continuous operation of the Company Systems (and the data stored thereon).

(f) Other than as set forth in Section 2.08, Section 2.13, Section 2.14 and Section 2.15, this Section 2.17 contains the sole and exclusive representations and warranties of the Company with respect to infringement, sufficiency and title of Intellectual Property.

SECTION 2.18 Insurance. Except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, (i) all insurance policies of the Company and the Company Subsidiaries are in full force and effect, except for any expiration thereof in accordance with the terms thereof, (ii) neither the Company nor any of the Company Subsidiaries is in default under any such insurance policy and (iii) no written notice of cancelation or termination has been received with respect to any such insurance policy, other than in connection with ordinary renewals. There is no material claim pending under any of the Company’s or the Company Subsidiaries’ insurance policies as to which coverage has been questioned, denied or disputed in writing by the underwriters of such policies.

SECTION 2.19 Brokers and Other Advisors. No broker, investment banker, financial advisor or other Person, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Financial Advisor”), the fees and expenses of which will be paid by the Company, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Merger and the other Transactions based upon arrangements made by or on behalf of the Company or any of its affiliates. The Company has made available a true, correct and complete copy of any engagement letter entered into with the Financial Advisor in connection with the Merger and the other Transactions.

SECTION 2.20 No Rights Agreement; Anti-Takeover Provisions. As of the date of this Agreement, the Company is not party to a stockholder rights agreement, “poison pill” or similar anti-takeover agreement or plan. As a result of the approval by the Company Board referred to in Section 2.04(b), no other “business combination,” “control share acquisition,” “fair price,” “moratorium” or other anti-takeover Laws (each, a “Takeover Law”) apply or will apply to the Company pursuant to this Agreement, the Voting Agreement or the Transactions.

SECTION 2.21 Opinion of Financial Advisor. The Company has received the opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated the date of this Agreement, to the effect that, as of such date, based upon and subject to the various assumptions and limitations set forth therein, the consideration to be received in the Merger by holders of Company Common Stock pursuant to this Agreement is fair, from a financial point of view, to such holders, a signed copy of which opinion will be made available to Parent for informational purposes only promptly following the date of this Agreement.

SECTION 2.22 Product Liability.

(a) Since January 1, 2015, there has not been any material product recall conducted with respect to any product manufactured and sold by the Company or any Company Subsidiary, except as would not reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole.

(b) Except as would not reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole, since January 1, 2015, (i) there have been no material defects in design, manufacturing, materials or workmanship, including any failure to warn, or any breach of express or implied warranties or representations, which involve any product manufactured or sold by the Company or any Company Subsidiary and (ii) all manufacturing standards applied, testing procedures used, and product specifications disclosed to customers by the Company or any Company Subsidiary have complied in all material respects with all requirements established by any applicable Law or any judgment, order, injunction, decree, writ, permit or license of any Governmental Entity.

ARTICLE III

Representations and Warranties of Parent and Merger Sub

Parent and Merger Sub, jointly and severally, represent and warrant to the Company that:

SECTION 3.01 Organization, Standing and Power. Each of Parent and Merger Sub is duly organized or formed, as applicable, validly existing and in good standing under the laws of the jurisdiction in which it is organized (in the case of good standing, to the extent the concept is recognized by such jurisdiction) and has full corporate power and authority to conduct its businesses as presently conducted.

A-15

SECTION 3.02 Merger Sub.

(a) Merger Sub was formed solely for the purpose of entering into the Transactions and since the date of its incorporation Merger Sub has not carried on any business, conducted any operations or incurred any liabilities or obligations other than the execution of this Agreement, the performance of its obligations hereunder and matters ancillary thereto. Merger Sub is a wholly owned subsidiary of Parent.

(b) The authorized capital stock of Merger Sub consists of 1,000 shares of common stock, par value $0.01 per share, all of which have been validly issued, are fully paid and nonassessable and are owned by Parent free and clear of any Lien.

SECTION 3.03 Authority; Execution and Delivery; Enforceability. Each of Parent and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions, subject, in the case of the Merger, to the adoption of this Agreement by Parent, as the sole stockholder of Merger Sub (which shall occur promptly following the execution of this Agreement). The execution and delivery by each of Parent and Merger Sub of this Agreement and the consummation by it of the Transactions have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub, subject, in the case of the Merger, to the adoption of this Agreement by Parent, as the sole stockholder of Merger Sub (which shall occur immediately following the execution of this Agreement). Neither the approval and adoption of this Agreement nor the consummation of the Merger or the other Transactions requires any approval of the stockholders of Parent. Each of Parent and Merger Sub has duly executed and delivered this Agreement and, assuming due authorization, execution and delivery by the Company, this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (subject to Bankruptcy, Equity and Indemnity Exception).

SECTION 3.04 No Conflicts; Consents.

(a) The execution and delivery by each of Parent and Merger Sub of this Agreement do not, and the consummation of the Merger and the other Transactions and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Parent or any of its subsidiaries under, any provision of (i) the organizational documents of Parent, Merger Sub or any of Parent’s subsidiaries, (ii) any Contract to which Parent or any of its subsidiaries is a party or by which any of their respective properties or assets is bound or (iii) subject to the filings and other matters referred to in Section 3.04(b), any Judgment or Law applicable to Parent or any of its subsidiaries or their respective properties, rights or assets, other than, in the case of clauses (ii) and (iii) above, any such items that would not reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect.

(b) No Consent of, or registration, declaration or filing with, or permit from, any Governmental Entity is required to be obtained or made by or with respect to Parent or any of its subsidiaries in connection with the execution, delivery and performance of this Agreement or the consummation of the Transactions, other than (i) compliance with and filings under U.S. Antitrust Laws, including the HSR Act, (ii) compliance with and filings required to be made under the FATA, (iii) the applicable requirements of Foreign Antitrust Laws, (iv) notices to DSS pursuant to NISPOM, (v) a notice to DDTC pursuant to the ITAR, (vi) the filing with the SEC of (A) the Proxy Statement and (B) such reports under the Exchange Act as may be required in connection with this Agreement, the Merger and the other Transactions, (vii) the filing of the Certificate of Merger with the Secretary of the State of Delaware and (viii) such other items (A) required solely by reason of the participation of the Company (as opposed to any third Person) in the Transactions or (B) that the failure of which to obtain or make would not reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect.

SECTION 3.05 Information Supplied. None of the information supplied or to be supplied by or on behalf of Parent or Merger Sub specifically for inclusion or incorporation by reference in the Proxy Statement will, at the time such document is filed with the SEC, at any time it is amended or supplemented or at the time it is first published, sent or given to the Company’s stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, no representation or warranty is made by Parent or Merger Sub with respect to statements included or incorporated by reference therein based on information supplied by or on behalf of the Company expressly for inclusion or incorporation by reference therein.

SECTION 3.06 Brokers. No broker, investment banker, financial advisor or other Person, other than Goldman Sachs & Co. LLC, Jefferies LLC and Barclays Capital Inc. the fees and expenses of which will be paid by Parent, is entitled prior to the Effective Time to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Merger and the other Transactions based upon arrangements made by or on behalf of Parent or any of its affiliates.

A-16

SECTION 3.07 Litigation. As of the date of this Agreement, there is no Proceeding pending or, to the knowledge of Parent, threatened in writing against Parent or any subsidiary of Parent that would reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect, nor is there any Judgment outstanding against Parent or any subsidiary of Parent that would reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect.

SECTION 3.08 Ownership of Company Common Stock. None of Parent, Merger Sub or any of their respective “affiliates” or “associates” is, or has been at any time during the last three years, an “interested stockholder” of the Company subject to the restrictions on “business combinations” (in each case, as such quoted terms are defined under Section 203 of the DGCL) set forth in Section 203(a) of the DGCL. None of Parent, Merger Sub or any of their respective affiliates is, or has been at any time during the last three years, an “Interested Stockholder” (as such quoted term is defined in the Company Charter). Neither Parent nor Merger Sub nor any of their affiliates own any shares of Company Common Stock.

SECTION 3.09 Certain Business Relationships. Neither Parent nor any of its affiliates is a party to any Contract with any director, officer or employee of the Company or any Company Subsidiary.

SECTION 3.10 Financing.

(a) Parent has delivered to the Company a true, accurate and complete copy of (i) the executed debt commitment letter, dated as of the date of this Agreement, by and among Parent and the agents and lenders party thereto (together with any other additional lead arrangers, bookrunners, managers, arrangers, agents, co-agents or lenders who become party thereto, collectively, the “Lenders”), including all exhibits, schedules, term sheets, annexes and amendments thereto and any executed fee letters (redacted in respect of (A) the amounts, percentages and basis points of compensation set forth therein and (B) the pricing and other economic terms of the “market flex” provisions set forth therein) (with respect to such redactions described in subclauses (A) and (B) in this clause (i), none of which would adversely affect the amount, conditionality, termination or availability of such financing) (collectively, the “Debt Commitment Letter”), pursuant to which, and subject to the terms and conditions of which, the Lenders have committed to lend the amounts set forth therein to Parent for the purpose of paying the Required Amount on the Closing Date (such committed debt financing pursuant to the Debt Commitment Letter, together with, unless the context otherwise requires, any debt securities issued in lieu thereof, the “Debt Financing”), (ii) an executed preferred equity commitment letter from the initial purchaser party thereto (together with any other purchasers who become party thereto, collectively, the “Preferred Equity Investor”), including all exhibits, schedules, annexes and amendments thereto and any executed closing payment letters (redacted in respect of (A) the amounts, percentages and basis points of compensation set forth therein, (B) the pricing and other economic terms set forth therein and (C) term sheets attached thereto) (with respect to such redactions described in subclauses (A) through (C) of this clause (ii), none of which would adversely affect the amount, conditionality, termination or availability of such equity financing) (collectively, the “Preferred Equity Commitment Letter” and, together with the Debt Commitment Letter, the “Commitment Letters”) to purchase, subject to the terms and conditions therein, preferred equity securities of Parent (or its Affiliate) in an initial aggregate liquidation preference amount set forth therein for the purpose of payment of the Required Amount on the Closing Date (such committed preferred equity purchase, the “Preferred Equity Financing” and, together with the Debt Financing, the “Financing”).

(b) As of the date hereof, the Commitment Letters are in full force and effect and have not been withdrawn, rescinded or terminated, or otherwise amended or modified in any respect and no amendment or modification is contemplated (other than, for the avoidance of doubt, amendments to each of the Preferred Equity Commitment Letter and the Debt Commitment Letter solely to add purchasers, equity investors, lenders, arrangers, bookrunners, syndication agents or similar entities, as applicable, as parties thereto who had not executed the Preferred Equity Commitment Letter or the Debt Commitment Letter, as applicable, as of the date hereof), and each of the Commitment Letters, in the form so delivered, constitutes a legal, valid and binding obligation of Parent and, to the knowledge of Parent, the other parties thereto, enforceable against it or them, as the case may be, in accordance with its terms except as enforceability may be affected by the Bankruptcy, Equity and Indemnity Exception. As of the date hereof, the Commitment Letters are the only agreements relating to the Financing and there are no other Contracts, agreements, “side letters” or other arrangements to which Parent or any of its affiliates is a party relating to the Commitment Letters or the Financing.

(c) As of the date hereof, no event has occurred which, with or without notice, lapse of time or both, constitutes, or would reasonably be expected to result in, a default, breach or failure to satisfy any term or condition of the Commitment Letters on the part of Parent or, to the knowledge of Parent, any other party to the Commitment Letters, or would (i) make any of the assumptions or any of the statements set forth in the Commitment Letters inaccurate in any material respect, (ii) result in any of the conditions in the Commitment Letters not being satisfied or (iii) otherwise result in the Financing not being available on the Closing Date. As of the date hereof, no Lender party to the Debt Commitment Letter has notified Parent of its termination or repudiation (or intent to terminate or repudiate) any of the commitments under such Debt Commitment Letter or intent not to provide the Debt Financing. As of the date hereof, no party to the Preferred Equity Commitment Letter has notified Parent of its

A-17

termination or repudiation (or intent to terminate or repudiate) any of the commitments under such Preferred Equity Commitment Letter or intent not to provide the Preferred Equity Financing. Assuming satisfaction of the Company’s obligations contained in Section 5.15(a) and the conditions in Section 6.01 and 6.02, as of the date hereof, Parent has no reason to believe that it will fail to satisfy any of the conditions in the Commitment Letters on a timely basis nor does Parent have knowledge that any of the other parties to the Commitment Letters will not perform their respective obligations thereunder.

(d) Parent has fully paid (or caused to be paid) any and all commitment fees or other fees required by the Commitment Letters to be paid on or before the date of this Agreement. The aggregate proceeds from the Financing (after netting out applicable closing payments, fees, expenses, original issue discount and similar premiums and charges and after giving effect to the maximum amount of flex (including original issue discount flex) provided under the Debt Commitment Letter) constitute all of the financing required for the consummation of the Merger and the other Transactions, and are sufficient in amount for Parent to refinance Parent’s, Merger Sub’s and certain of their affiliates’ existing indebtedness for borrowed money and to satisfy all of its obligations under this Agreement, including paying the Merger Consideration, any other amounts required to be paid in connection with the consummation of the Transactions (including any amounts payable in respect of Company Stock Options and the Tax Receivables Agreement) and all associated fees, costs and expenses in connection with the Merger and the other Transactions it is required to pay, including the Financing (collectively, the “Required Amount”). The only conditions precedent related to the obligations of the Preferred Equity Investor to fund the full amount of the Preferred Equity Financing and the Lenders to fund the full amount of the Debt Financing are expressly set forth in the Preferred Equity Commitment Letter and the Debt Commitment Letter, respectively.

(e) Parent’s obligation to consummate the Merger is not contingent on Parent’s ability to obtain any financing, whether pursuant to the Commitment Letters or otherwise.

(f) None of Parent, Merger Sub or any of their respective affiliates has entered into any Contract, arrangement or understanding (i) awarding any agent, broker, investment banker or financial advisor any financial advisory role on an exclusive basis in connection with the Transactions or (ii) expressly prohibiting any bank, investment bank or other potential provider of debt financing from providing or seeking to provide debt financing or financial advisory services to any Person in connection with a transaction relating to the Company or any of the Company Subsidiaries in connection with the Transactions.

SECTION 3.11 Solvency. Neither of Parent nor Merger Sub is entering into this Agreement with the intent to hinder, delay or defraud either present or future creditors of the Company or any of the Company Subsidiaries. Assuming (a) satisfaction or waiver of the conditions to Parent’s and Merger Sub’s obligations to consummate the Merger (including the condition set forth in Section 6.02(a)), (b) the Required Information fairly presents the consolidated financial condition of the Company and its subsidiaries as at the end of the periods covered thereby and the consolidated results of earnings of the Company and its subsidiaries for the periods covered thereby and (c) any financial forecasts of the Company made available to Parent as of the date hereof have been prepared in good faith upon assumptions that were reasonable at such time (it being understood that the Company is not making any representation and warranty with respect thereto, including as a result of such assumption in this clause (c)), and after giving effect to the Transactions and the payment of the Merger Consideration and the Required Amount, the Surviving Corporation will be Solvent. For the purposes of this Agreement, the term “Solvent,” when used with respect to any Person, means that, as of any date of determination, (a) the fair value of the assets of such Person and its subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of such Person and its subsidiaries on a consolidated basis, (b) the present fair saleable value of the property of such Person and its subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of such Person and its subsidiaries on a consolidated basis on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (c) such Person and its subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Closing Date and (d) such Person and its subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured.

SECTION 3.12 Independent Investigation. Parent and Merger Sub have conducted their own independent investigation, review and analysis of the business, operations, assets, liabilities, results of operations, financial condition, and prospects of the Company and the Company Subsidiaries, which investigation, review and analysis was done by Parent and its affiliates and Representatives. In entering into this Agreement, Parent and Merger Sub acknowledge that they have not relied upon any statements, representations or opinions of the Company or its Representatives, except the representations and warranties of the Company made in Article II or in the certificate delivered pursuant to Section 6.02(c). Except for the representations and warranties of the Company made in Article II or in the certificate delivered pursuant to Section 6.02(c), Parent acknowledges and agrees that none of the Company, any of the Company Subsidiaries and affiliates or any other Person makes, nor is Parent or

A-18

Merger Sub relying on, any other express, implied or statutory representation or warranty with respect to or on behalf of the Company, the Company Subsidiaries or their affiliates or with respect to any other information provided or made available to Parent, Merger Sub or their Representatives in connection with the Merger or the other Transactions, including the accuracy or completeness thereof. Parent acknowledges that there are assumptions inherent in making any projections, estimates and budgets, Parent is familiar with such uncertainties and that Parent is responsible for making its own evaluation of the Company and shall have no claim against the Company or any other Person with respect thereto.

SECTION 3.13 No Foreign Person. As of the date of this Agreement, none of the Equity Investors, Parent, or Merger Sub is or will be a “foreign person” within the meaning of 31 C.F.R. § 800.216 (a “Foreign Person”) such that the Merger or the other Transactions would constitute a covered transaction within the meaning of 31 C.F.R. § 800.207 subject to a national security review, national security investigation, or action by the President as prescribed in Section 721 of the Defense Production Act of 1950, 50 U.S.C. § 4501 et seq., as amended by the Foreign Investment and National Security Act of 2007 (a “Covered Transaction”).

ARTICLE IV

Covenants Relating to Conduct of Business

SECTION 4.01 Conduct of Business of the Company. Except for matters set forth in Section 4.01 of the Company Disclosure Letter or otherwise expressly permitted or required by this Agreement or required by applicable Law or with the prior written consent of Parent (which consent shall not be unreasonably withheld, delayed or conditioned), from the date of this Agreement to the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, the Company shall, and shall cause each Company Subsidiary to, use reasonable best efforts to conduct its and their respective businesses in the ordinary course and, to the extent consistent therewith, use reasonable best efforts to (i) preserve intact its and their respective present business organization and (ii) preserve its and their present relationships with customers, suppliers, licensors, licensees, distributors and others having material business dealings with it and them. In addition, except for matters set forth in the Company Disclosure Letter or otherwise expressly permitted or required by this Agreement or required by applicable Law, from the date of this Agreement to the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, the Company shall not, and shall not permit any Company Subsidiary to, do any of the following without the prior written consent of Parent (which consent shall not be unreasonably withheld, delayed or conditioned):

(a) (i) declare, set aside, establish a record date for, authorize, make or pay any dividends on, or make any other distributions (whether in cash, stock, equity securities, property or otherwise) in respect of, any of its capital stock, other than dividends and distributions of cash by a direct or indirect wholly owned subsidiary of the Company to its parent, (ii) except for the settlement of Company Stock Options or Company RSUs, split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) repurchase, redeem, offer to redeem or otherwise acquire, directly or indirectly, any shares of capital stock of the Company or any Company Subsidiary or options, warrants, convertible or exchangeable securities, stock-based performance units or other rights to acquire any such shares of capital stock, except (A) for acquisitions of shares of Company Common Stock in connection with the surrender of shares of Company Common Stock by holders of Company Stock Options in order to pay the exercise price of Company Stock Options, (B) for the withholding of shares of Company Common Stock to satisfy Tax obligations with respect to awards granted pursuant to the Company Stock Plan, (C) for the acquisition by the Company of Company Stock Options in connection with the forfeiture of such awards, (D) for the acquisition by the Company of Company RSUs in connection with the forfeiture of such awards and (E) for the acquisition by the Company of shares of Company Common Stock in connection with the forfeiture of Restricted Stock, in each case in accordance with their terms;

(b) issue, deliver, sell, authorize, pledge or otherwise encumber any shares of its capital stock or options, warrants, convertible or exchangeable securities, stock-based performance units or other rights to acquire such shares, any Voting Company Debt or any other rights that give any person the right to receive any economic interest of a nature accruing to the holders of Company Common Stock, other than issuances of Company Common Stock upon (i) the exercise of Company Stock Options in accordance with their terms, (ii) the vesting of Company RSUs in accordance with their terms and (iii) the vesting of Restricted Stock in accordance with their terms;

(c) (i) amend, adopt any amendment to or otherwise change its certificate of incorporation, by-laws or other comparable organizational documents (except for immaterial or ministerial amendments), (ii) adopt any agreement of complete or partial liquidation or dissolution, merger, consolidation, restructuring, recapitalization or other reorganizational document or (iii) adopt any “poison pill” or similar stockholder rights plan;

(d) acquire or agree to acquire, directly or indirectly, in a single transaction or a series of related transactions, whether by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other

A-19

manner, any assets outside of the ordinary course of business, any business or any corporation, partnership, limited liability company, joint venture, association or other business organization or division thereof or any other Person (other than the Company or any Company Subsidiary), if the aggregate amount of consideration paid or transferred by the Company and the Company Subsidiaries would exceed $25,000,000;

(e) except, as required pursuant to the terms of any Company Benefit Plan or Company Benefit Agreement or other written Contract to which the Company or any Company Subsidiary is a party, in each case, in effect on the date of this Agreement, or as required by applicable Law (A) adopt, enter into, establish, terminate, materially amend or modify any Company Benefit Plan or Company Benefit Agreement, (B) grant to any director or employee of the Company or any Company Subsidiary any increase in compensation or benefits (except base salary or wage increases in the ordinary course of business consistent with past practices with respect to employees who are not directors or executive officers and whose annual compensation is less than $250,000 prior to any such increase), (C) grant to any director or employee of the Company or any Company Subsidiary any increase in severance or termination pay, (D) enter into any employment, consulting, severance or termination agreement with any director or employee of the Company or any Company Subsidiary, (E) change the actuarial assumptions applicable to any Company Benefit Plan or Company Benefit Agreement, except as recommended by the Company’s actuaries in a manner consistent with past practice or (F) take any action to accelerate any rights or benefits under any Company Benefit Plan or Company Benefit Agreement; provided that the foregoing clauses shall not restrict the Company or any of the Company Subsidiaries from (i) entering into or making available to newly hired employees or to existing employees (other than executive officers), in the context of promotions based on job performance or workplace requirements, in each case in the ordinary course of business, plans, agreements, benefits and compensation arrangements to the extent consistent with past practice, or (ii) granting bonuses to to newly hired employees or to existing employees (other than executive officers) in an aggregate amount not to exceed $500,000;

(f) make any material change in accounting methods, procedures, principles or practices or materially revalue any of its assets, except as may be required (i) by GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization, or (ii) by Law, including Regulation S-X promulgated under the Securities Act;

(g) sell, lease (as lessor), license or otherwise dispose of (including through any “spin-off”), or pledge, encumber or otherwise subject to any Lien (other than a Permitted Lien), any properties or assets (other than Intellectual Property) that have a value, individually or in the aggregate, of more than $25,000,000, except (i) sales or other dispositions of inventory and excess or obsolete properties or assets in the ordinary course of business or (ii) pursuant to Contracts to which the Company or any Company Subsidiary is a party made available to Parent and in effect prior to the date of this Agreement;

(h) sell, assign, license, allow to lapse or expire or otherwise transfer or dispose of any Company Intellectual Property owned by the Company or any Company Subsidiary that is material, individually or in the aggregate, to the Company and the Company Subsidiaries, taken as a whole, except for (i) non-exclusive licenses (including sublicenses) to Intellectual Property granted in the ordinary course of business, (ii) pursuant to Contracts to which the Company or any Company Subsidiary is a party made available to Parent and in effect prior to the date of this Agreement (iii) sales assignments, licenses, transfers or disposals solely among the Company and the Company Subsidiaries, or (iv) abandonment or other disposition of any Company Registered Intellectual Property at the end of the applicable statutory term, in the ordinary course of prosecution or otherwise in the ordinary course of business;

(i) (i) incur, issue, syndicate, refinance, or otherwise become liable for, or materially modify the terms of (including by extending the maturity date thereof) any indebtedness for borrowed money or guarantee any such indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or any Company Subsidiary, guarantee, assume or endorse any debt securities of another Person, enter into any “keep well” or other agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing, in each case other than (A) interest rate and other hedging arrangements on customary commercial terms in the ordinary course of business consistent with past practice or (B) additional borrowing under the Company’s or any of the Company Subsidiaries’ existing credit facilities and other additional borrowings incurred in the ordinary course of business that can be prepaid without penalty; provided that the aggregate principal amount of such additional borrowings that are outstanding as of the Closing may not exceed $50,000,000, or (ii) make any loans, advances or capital contributions to, or investments (other than investments pursuant to acquisitions not in violation of Section 4.01(d)) in, any other Person, other than to or in the Company or any Company Subsidiary;

(j) other than in accordance with the Company’s capital expenditure budget made available to Parent, make or agree to make any capital expenditure or expenditures that in the aggregate are in excess of $10,000,000;

(k) pay, discharge, settle, compromise or satisfy, (i) any pending or threatened claims, liabilities or obligations relating to a Proceeding (absolute, accrued, asserted or unasserted, contingent or otherwise), other than any such payment, discharge,

A-20

settlement, compromise or satisfaction of a claim solely for money damages in the ordinary course of business in an amount not to exceed $5,000,000 per payment, discharge, settlement, compromise or satisfaction or $15,000,000 in the aggregate for all such payments, discharges, settlements, compromises or satisfactions or (ii) any litigation, arbitration, or proceeding that relates to the transactions contemplated thereby;

(l) except as required by Law, make, revoke or change any material Tax election (other than Tax elections (i) made in the ordinary course in connection with filing Tax Returns or (ii) which would not have an adverse effect upon the Company, Parent or the Surviving Corporation after the Closing Date (e.g., Section 338(h)(10) Elections)), make any material change to any method of Tax accounting, amend any material Tax Return (other than any such amendment in the ordinary course of business), enter into any closing agreement with respect to Taxes, or settle or compromise any material Tax liability or refund; provided that the Company may settle audits in the ordinary course up to an aggregate amount of $1,000,000 in excess of the amounts reserved in respect thereof;

(m) (i) except as is in the ordinary course of business consistent with past practice, enter into, or modify or amend in a manner that is adverse in any material respect to the Company any Specified Contract or any Contract that, if existing on the date of this Agreement, would have been a Specified Contract or (ii) materially modify its privacy policies or the operations or security of the material Company Systems except as required by Law or in a manner that enhances protection or security;

(n) other than as required by applicable Law, enter into any material collective bargaining agreement with, recognize or certify any labor union, labor organization, works council or group of employees of the Company or any of its subsidiaries as the bargaining representative for any Company Employees; or

(o) authorize, commit or agree to take any of the foregoing actions.

SECTION 4.02 No Frustration of Conditions. Without limiting the covenants contained in Section 5.02, the Company and Parent shall not, and shall not permit any of their respective subsidiaries to, take any action (except as otherwise permitted by Section 4.03 or Section 7.01) that would, or would reasonably be expected to, result in any condition to the Merger set forth in Article VI not being satisfied.

SECTION 4.03 Go-Shop; No Solicitation.

(a) During the period (the “Go-Shop Period”) beginning on the date of this Agreement and continuing until 11:59 p.m. (New York City time) on the thirty-fifth (35th) day following the date of this Agreement (the “Go-Shop Period End Date”), the Company, the Company Subsidiaries and their respective directors and officers and other Representatives shall have the right to: (i) directly or indirectly solicit, initiate or encourage any Company Takeover Proposal or the making thereof, including by way of furnishing non-public information and other access to any Person and its Representatives pursuant to an Acceptable Confidentiality Agreement; provided that prior to or substantially concurrently with the time it is provided to such other Person (and in any event within 24 hours), the Company shall make available to Parent any material non-public information with respect to the Company or the Company Subsidiaries furnished to such other Person not previously furnished to Parent; and (ii) directly or indirectly participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or take any other action to facilitate the making of any proposal that constitutes, or would reasonably be expected to lead to, any Company Takeover Proposal.

(b) Within two (2) business days after the Go-Shop Period End Date the Company shall deliver to Parent a written notice setting forth (A) the identity of any Excluded Party and each other Person or group (other than Parent and its subsidiaries) that, to the knowledge of the Company, has (or is expected to have) a material equity interest in the Company Takeover Proposal proposed by such Excluded Party; and (B) the material terms and conditions of the pending Company Takeover Proposal made by such Excluded Party (including any material terms proposed orally or supplementally and any material modifications thereto); and the Company shall deliver to Parent copies of any Company Takeover Proposal made in writing and all proposed definitive documents (including financing commitments) received by the Company or any of its Representatives from any such Excluded Party or its Representatives relating to any Company Takeover Proposal.

(c) Except as expressly permitted by this Section 4.03, with respect to any Person other than an Excluded Party, beginning on the date immediately following the Go-Shop Period End Date (“No-Shop Period Start Date”), the Company, the Company Subsidiaries and their respective directors and officers shall not, and the Company shall direct its and the Company Subsidiaries’ other Representatives not to, (i) directly or indirectly solicit, initiate or knowingly encourage or facilitate any inquiries, proposals or offers with respect to or that would reasonably be expected to lead to, or the submission of, any Company Takeover Proposal, (ii) execute or enter into any agreement or understanding with respect to any Company Takeover Proposal (iii) directly or indirectly participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or take any other action to facilitate the making of any proposal that constitutes, or would reasonably be expected to lead to, any

A-21

Company Takeover Proposal, (iv) take any action to make the provisions of any Takeover Law or any restrictive provision of any applicable anti-takeover provision in the Company Charter or Company By-laws inapplicable to any transactions contemplated by a Company Takeover Proposal or (v) authorize, commit or agree to do any of the foregoing. Except as otherwise expressly provided in this Agreement, from the No-Shop Period Start Date, the Company shall, and shall cause the Company Subsidiaries and its and their respective Representatives to, except with respect to any Excluded Party, immediately (i) cease all communications, solicitations, discussions and negotiations regarding any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, a Company Takeover Proposal or otherwise in connection with an Company Takeover Proposal or potential Company Takeover Proposal, (ii) request the prompt return or destruction of all confidential information previously furnished to any Person within the last six months for the purposes of evaluating a possible Company Takeover Proposal and (iii) terminate access to any physical or electronic data rooms relating to a possible Company Takeover Proposal. Notwithstanding anything to the contrary contained in the foregoing or any other provision of this Agreement, prior to obtaining the Company Requisite Vote and after the No-Shop Period Start Date, in response to an unsolicited bona fide Company Takeover Proposal, or a Company Takeover Proposal from an Excluded Party, in each case that did not result from a material breach of this Section 4.03 and that the Company Board determines, in good faith, after consultation with its outside counsel and financial advisor, constitutes or would reasonably be expected to lead to a Superior Company Proposal (a “Qualifying Company Takeover Proposal”), the Company may (A) furnish non-public information and other access to the Person making such Qualifying Company Takeover Proposal and its Representatives pursuant to an Acceptable Confidentiality Agreement so long as the Company also provides Parent, in accordance with the terms of the Confidentiality Agreement and substantially concurrently with the time such information or access is provided to such other Person (and in any event within 24 hours), any material non-public information or access with respect to the Company or the Company Subsidiaries furnished to such other Person that was not previously furnished to Parent, and (B) enter into or otherwise participate in discussions or negotiations with such Person and its Representatives regarding such Qualifying Company Takeover Proposal, including soliciting, encouraging and facilitating the making of a revised Qualifying Company Takeover Proposal; provided that the Company may only take the actions described in clauses (A) or (B) above after the No-Shop Period Start Date if the Company Board determines, in good faith, after consultation with outside counsel, that the failure to take any such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law.

(d) Neither the Company Board nor any committee thereof shall (i) (A) withdraw or modify in a manner adverse to Parent or Merger Sub, or propose publicly to withdraw or modify in a manner adverse to Parent or Merger Sub, the Company Board Recommendation, (B) approve or recommend, or propose publicly to approve or recommend, any Company Takeover Proposal, (C) fail to publicly reaffirm, up to a maximum of two times (provided that, Parent shall be entitled to an additional two such reaffirmations for each Intervening Event or publicly announced change to any material term of a Company Takeover Proposal), the Company Board Recommendation within five (5) business days after Parent so requests in writing (or such fewer number of days as remain prior to the Stockholders Meeting, as it may be adjourned or postponed in accordance with this Agreement), (D) fail to recommend in a Solicitation/Recommendation Statement on Schedule 14D-9 rejection of a Company Takeover Proposal that is a tender offer or exchange offer subject to Regulation 14D under the Exchange Act (other than by Parent and its affiliates) within ten (10) business days of the commencement of such tender offer or exchange offer (or such fewer number of days as remain prior to the Stockholders Meeting, as it may be adjourned or postponed in accordance with this Agreement) or (E) resolve, publicly announce an intention or agree to take any of the foregoing actions (any action described in this clause (i) being referred to herein as an “Adverse Recommendation Change”) or (ii) approve or enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, option agreement, merger agreement, joint venture agreement, partnership agreement or other agreement providing for any Company Takeover Proposal (other than an Acceptable Confidentiality Agreement entered into in accordance with Section 4.03(a) or Section 4.03(c)), or resolve, agree or publicly propose to take any such action. Notwithstanding anything to contrary in the foregoing or any other provision of this Agreement, at any time prior to, but not after, the Company Requisite Vote has been obtained (x) the Company Board may, in response to an Intervening Event, take or fail to take any of the actions specified in clauses (A), (C), (D) or (E) of the definition of Adverse Recommendation Change (an “Intervening Event Adverse Recommendation Change”) if the Company Board determines, in good faith, after consultation with outside counsel, that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law and (y) if the Company Board receives a Superior Company Proposal, the Company may terminate this Agreement pursuant to Section 7.01(f) to enter into a definitive agreement with respect to such Superior Company Proposal (provided that concurrently with such termination the Company pays any Company Termination Fee to be made pursuant to Section 5.05(b)); provided that, prior to so making an Intervening Event Adverse Recommendation Change or so terminating this Agreement, (1) the Company shall have materially complied with this Section 4.03, (2) the Company Board shall have given Parent at least four business days’ prior written notice of its intention to take such action and a description of the reasons for taking such action (which notice, in respect of a Superior Company Proposal, shall specify in writing the identity of the Person or group of Persons who made such Superior Company Proposal and all of the material terms and

A-22

conditions of such Superior Company Proposal and attach the most current version of the relevant transaction agreement and other material definitive documents (including financing commitments)), (3) the Company shall have negotiated, and shall have caused its Representatives to negotiate in good faith, with Parent during such notice period, to the extent Parent wishes to negotiate, to enable Parent to revise the terms of this Agreement in such a manner that would eliminate the need for taking such action (and in respect of a Superior Company Proposal, would cause such Superior Company Proposal to no longer constitute a Superior Company Proposal), (4) following the end of such notice period, the Company Board shall have considered in good faith any revisions to the terms of this Agreement offered in writing by Parent, and shall have determined in good faith, after consultation with outside counsel, that failure to effect such Company Intervening Event Adverse Recommendation Change or to terminate this Agreement to accept such Superior Company Proposal would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law and, with respect to a Superior Company Proposal, that such Superior Company Proposal continues to constitute a Superior Company Proposal and (5) in the event of any material change to any of the terms or conditions of such Superior Company Proposal, the Company shall, in each case, deliver to Parent an additional notice consistent with that described in clause (2) of this proviso and a renewed notice period under clause (2) of this proviso shall commence (except that the four-business-day notice period referred to in clause (2) of this proviso shall instead be equal to two business days) during which time the Company shall be required to comply with the requirements of this Section 4.03(d) anew with respect to such additional notice, including clauses (1) through (4) of this proviso.

(e) Nothing contained in this Section 4.03 or elsewhere in this Agreement shall prohibit the Company from (i) taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act (or any similar communication to stockholders), including making any “stop-look-and-listen” communication to the stockholders of the Company, or (ii) making any disclosure to its stockholders if the Company Board determines, in good faith, after consultation with outside counsel, that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law; provided that this Section 4.03(e) shall not be deemed to affect whether any such action (other than a recommendation against a Company Takeover Proposal or a “stop-look-and-listen” communication by the Company Board pursuant to Rule 14d-9 promulgated under the Exchange Act) would otherwise constitute an Adverse Recommendation Change.

(f) In addition to the requirements set forth in Section 4.03(c) and Section 4.03(d), from and after the No-Shop Period Start Date, the Company shall, as promptly as practicable and in any event within one business day after receipt thereof, advise Parent orally and in writing of the receipt of (i) any Company Takeover Proposal or any request for information or inquiry, proposal or offer that the Company reasonably believes would lead to or contemplates a Company Takeover Proposal and (ii) the terms and conditions of such Company Takeover Proposal or inquiry, proposal or offer (including any subsequent amendments or modifications thereto and whether made in writing or orally communicated) and the identity of the Person or group of Persons making any such Company Takeover Proposal or request, inquiry, proposal or offer. Commencing upon the provision of any notice referred to above, the Company and its Representatives shall keep Parent informed in reasonable detail on a reasonably prompt basis as to the status and details of any such Company Takeover Proposal or inquiry, proposal or offer (and any subsequent amendments or modifications thereto) and any material developments or modifications to the terms thereof.

(g) Notwithstanding anything to the contrary set forth in this Section 4.03, the Company acknowledges and agrees that (i) any violation of the restrictions or obligations set forth in this Section 4.03 by any Company Subsidiary or their or the Company’s Representatives at the Company’s or the Company Subsidiaries’ direction shall constitute a breach of this Section 4.03 by the Company and (ii) it shall not nor shall it permit the Company Subsidiaries to enter into any agreement that prohibits or restricts the Company from providing to Parent the information contemplated by this Section 4.03 or complying with Section 4.03(d).

(h) For purposes of this Agreement:

“Acceptable Confidentiality Agreement” means a customary confidentiality agreement that contains confidentiality provisions that are no less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement; provided that such confidentially agreement shall not include an obligation of the Company to reimburse such Person’s expenses.

“Company Takeover Proposal” means any inquiry, proposal or offer from any Person or group (other than Parent and its subsidiaries) relating to (i) any direct or indirect acquisition or purchase, in a single transaction or a series of related transactions, of (A) more than 20% (based on the fair market value thereof, as determined by the Company Board) of the assets (including capital stock of the Company Subsidiaries) of the Company and Company Subsidiaries, taken as a whole, or (B) more than 20% of the aggregate voting power of the capital stock of the Company or (ii) any tender offer, exchange offer, merger, consolidation, business combination, recapitalization, liquidation, dissolution, binding share exchange or similar transaction involving the Company that, if consummated, would result in any Person or group (or the stockholders of any Person) beneficially owning, directly or indirectly, more than 20% of the aggregate voting power of the capital stock of the Company or of the surviving entity or the resulting direct or indirect parent of the Company or such surviving entity, other than, in each case, the Transactions.

A-23

“Excluded Party” means any Person or group (other than Parent and its subsidiaries) from which the Company received during the Go-Shop Period a written Company Takeover Proposal that: (a) remains pending as of, and shall not have been withdrawn on or prior to, the Go-Shop Period End Date and (b) the Company Board determines, in good faith, on or prior to the Go-Shop Period End Date, after consultation with outside counsel and a financial advisor, constitutes or would reasonably be expected to lead to a Superior Company Proposal; provided that any Person shall cease to be an Excluded Party (i) at such time following the No-Shop Period Start Date that the Company Takeover Proposal submitted by such Person is withdrawn or terminated (it being understood that any amendment, modification or replacement of such Company Takeover Proposal shall not, in and of itself, be deemed a withdrawal of such Company Takeover Proposal) or (ii) if such Person’s Company Takeover Proposal is not so withdrawn or terminated as of the No-Shop Period Start Date, then on the tenth (10th) business day following the No-Shop Period Start Date if the Company Board shall not have either made an Adverse Recommendation Change or given Parent written notice of its intention to take such action, in each case as a result of such Person’s Company Takeover Proposal.

“Intervening Event” means a material event, change, effect, development, circumstance or occurrence that improves or would be reasonably likely to improve the business, financial condition or continuing results of operations of the Company and the Company Subsidiaries, taken as a whole, that (a) is not known by the Company or the Company Board as of the date of this Agreement and that was not reasonably foreseeable as of the date of this Agreement and (b) does not relate to a Company Takeover Proposal; provided that in no event shall the following constitute, or be taken into account in determining the existence of an Intervening Event: (x) the fact that the Company meets or exceeds any internal or published forecasts or projections for any period, or any changes after the date of this Agreement in the market price or trading volume of Company Common Stock, (y) the reasonably foreseeable consequences of the announcement of this Agreement or the Transactions or (z) any event, fact or circumstance relating to or involving Parent or its subsidiaries.

“Superior Company Proposal” means any written bona fide Company Takeover Proposal received after the date of this Agreement that if consummated would result in a Person or group (or the stockholders of any Person) owning, directly or indirectly, (i) 50% or more of the aggregate voting power of the capital stock of the Company or of the surviving entity or the resulting direct or indirect parent of the Company or such surviving entity or (ii) 50% or more (based on the fair market value thereof, as determined by the Company Board) of the assets (including capital stock of the Company Subsidiaries) of the Company and Company Subsidiaries, taken as a whole, on terms which the Company Board determines, in good faith, after consultation with outside counsel and a financial advisor, are (x) reasonably likely to be consummated in accordance with such terms and (y) more favorable from a financial point of view to the stockholders of the Company than the Transactions, taking into account all financial, legal, financing, regulatory and other aspects (including timing and certainty of closing) of such Company Takeover Proposal and of this Agreement (including any changes to the terms of this Agreement proposed by Parent and any fees to be paid by the Company for terminating this Agreement).

Wherever the term “group” is used in this Section 4.03(h), it is used as defined in Rule 13d-5 under the Exchange Act.

ARTICLE V

Additional Agreements

SECTION 5.01 Access to Information; Confidentiality. Except if prohibited by applicable Law, the Company shall, and shall cause each of the Company Subsidiaries to, afford to Parent and Parent’s Representatives reasonable access during normal business hours (under the supervision of appropriate personnel and in a manner that does not unreasonably interfere with the normal operation of the business of the Company and the Company Subsidiaries) during the period prior to the earlier of the Effective Time or the termination of this Agreement in accordance with its terms to all their respective properties, books and records, Contracts and personnel (subject to the chief executive officer’s or general counsel’s consent as set forth in this Section 5.01) and, during such period, the Company shall, and shall cause each Company Subsidiary to, furnish, reasonably promptly, to Parent all information in its possession concerning its business, properties and personnel as Parent may reasonably request; provided that any such access shall be afforded and any such information shall be furnished at Parent’s expense; provided, further, that any such access shall not include any environmental sampling or testing or any invasive or subsurface investigation. Notwithstanding the immediately preceding sentence, neither the Company nor any of the Company Subsidiaries shall be required to afford access or furnish information to the extent (a) such information is subject to the terms of a confidentiality agreement with a third party, (b) such information relates to the applicable portions of the minutes of the meetings of the Company Board (including any presentations or other materials prepared by or for the Company Board) where the Company Board discussed the Transactions or any similar transaction involving the sale of the Company to, or combination of the Company with, any other Person or (c) the Company determines in good faith that affording such access or furnishing such information would jeopardize the attorney-client privilege of the Company or any of the Company Subsidiaries, violate applicable Law or result in significant antitrust risk for the Company or any of the Company Subsidiaries, as applicable (provided that the Company shall cooperate with Parent in seeking, and use reasonable best efforts to secure any consent or waiver or other arrangement to allow

A-24

disclosure of such information in a manner that would not result in such violation, contravention, prejudice, or loss of privilege). Prior to the Effective Time, other than in the ordinary course of their respective businesses and not in connection with the Transactions, Parent, Merger Sub and their Representatives may only contact and communicate with the personnel, customers, service providers, regulators, vendors and suppliers of the Company and the Company Subsidiaries related to the Transactions after prior consultation with and the written consent of the chief executive officer or general counsel of the Company, such consent not to be unreasonably withheld, delayed or conditioned; provided that the foregoing shall not prevent or prohibit Parent, Merger Sub and their Representatives from contacting or communicating with their own personnel, customers, service providers, regulators, vendors and suppliers on matters unrelated to the Company, the Company Subsidiaries or the Transactions. All information exchanged pursuant to this Section 5.01 shall be subject to the confidentiality letter agreement dated April 2, 2017 between the Company, New Mountain Capital, L.L.C. and Parent (which agreement shall automatically terminate and be of no further force and effect upon the Merger Closing) (as amended, restated, supplemented or otherwise modified from time to time, the “Confidentiality Agreement”) and the Company and Parent shall comply with the Confidentiality Agreement.

SECTION 5.02 Reasonable Best Efforts; Notification.

(a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, as promptly as reasonably practicable, the Merger and the other Transactions, including (i) the obtaining of all necessary or advisable actions or non-actions, waivers and consents from, the making of all necessary registrations, declarations and filings with and the taking of all reasonable steps as may be necessary to avoid a Proceeding by any Governmental Entity with respect to this Agreement or the Transactions, (ii) the defending or contesting of any Proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Transactions, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (iii) the execution and delivery of any additional instruments necessary to consummate the Transactions and to fully carry out the purposes of this Agreement. In connection with and without limiting the foregoing, the Company and the Company Board shall use reasonable best efforts to (A) take all action necessary to ensure that no Takeover Law or similar statute or regulation is or becomes applicable to any Transaction or this Agreement and (B) if any Takeover Law or similar statute or regulation becomes applicable to any Transaction or this Agreement, take all action necessary to ensure that the Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Transactions and this Agreement.

(b) Parent and the Company shall, in consultation and cooperation with the other, (i) file with the United States Federal Trade Commission (the “FTC”) and the United States Department of Justice (the “DOJ”) the Notification and Report Form, if any, required under the HSR Act for the Merger or any of the other Transactions as promptly as practicable (but in no event later than twenty (20) business days after the date of this Agreement), (ii) make all necessary filings as required under the FATA as promptly as practicable, (iii) make all appropriate filings, notices, applications or similar documents required under any Foreign Antitrust Law as promptly as practicable; and (iv) if (A) a filing is formally or informally requested by CFIUS, (B) within 70 days of the date of this Agreement Parent or the Company determines a CFIUS filing is advisable related to the transactions contemplated by this Agreement or (C) a CFIUS Investigation is commenced for any other reason, then, in each case, the parties hereto shall as soon as practicable submit to CFIUS a draft of a joint voluntary notice of the transaction contemplated by this Agreement (the “CFIUS Notice”). Each of Parent and the Company shall (i) furnish to the other party such necessary information and reasonable assistance as the other party may request in connection with its preparation of any filing or submission which is necessary under the HSR Act, the FATA, the Exon-Florio Amendment, the NISPOM, the ITAR or any Foreign Antitrust Law, (ii) give the other party reasonable prior notice of any such filings or submissions and, to the extent reasonably practicable, of any substantive communication with, and any inquiries or requests for additional information from, the FTC, the DOJ, DDTC, CFIUS, DSS, and any other Governmental Entity regarding the Merger or any of the other Transactions, and permit the other party to review and discuss in advance, and consider in good faith the views of, and secure the participation of, the other party in connection with, any such filings, submissions, substantive communications, substantive inquiries or requests, provided that such materials may be redacted (x) to remove references concerning the valuation of the Company or other competitively sensitive information; (y) as necessary to comply with contractual arrangements or applicable Law; and (z) as necessary to address reasonable confidentiality concerns, (iii) unless prohibited by applicable Law or by the applicable Governmental Entity, and to the extent reasonably practicable, (A) not participate in or attend any meeting or engage in any substantive conversation with any Governmental Entity in respect of the Merger or any of the other Transactions without the other party, (B) give the other party reasonable prior notice of any such meeting or conversation, (C) in the event one party is prohibited by applicable Law or by the applicable Governmental Entity from participating in or attending any such meeting or engaging in any such conversation, keep such party apprised with respect thereto, (D) cooperate in the filing of any substantive memoranda, white papers, filings, correspondence or other written communications explaining or defending this Agreement, the Merger or any of the other

A-25

Transactions, articulating any regulatory or competitive argument or responding to requests or objections made by any Governmental Entity and (E) furnish the other party with copies of all filings, submissions, correspondence and communications (and memoranda setting forth the substance thereof) between it and its affiliates and their respective Representatives, on the one hand, and any Governmental Entity or members of any Governmental Entity’s staff, on the other hand, with respect to this Agreement, the Merger and the other Transactions, provided that that materials may be redacted (x) to remove references concerning the valuation of the Company; (y) as necessary to comply with contractual arrangements or applicable Law; and (z) as necessary to address reasonable confidentiality concerns, and (iv) comply with any inquiry or request from the FTC, CFIUS, DSS, DDTC, the DOJ or any other Governmental Entity as promptly as reasonably practicable. Parent agrees not to extend, directly or indirectly, any waiting period under the Antitrust Laws or enter into any agreement with a Governmental Entity to delay or not consummate the Merger or any of the other Transactions, except with the prior written consent of the Company, which consent may not be unreasonably withheld (provided such extension does not go beyond the Outside Date).

(c) In furtherance and not in limitation of the foregoing, Parent and Merger Sub agree to take promptly any and all steps necessary to avoid, eliminate or resolve each and every impediment and obtain all clearances, consents, approvals and waivers under any Antitrust Laws or the FATA that may be required by any Governmental Entity, CFIUS Approval and DSS Approval, so as to enable the parties to close the Transactions as promptly as practicable (and in any event no later than the Outside Date), including committing to and effecting, by consent decree, hold separate orders, trust or otherwise, (i) the sale, license, holding separate, divestiture or other disposition of assets or businesses of Parent or the Company or any of their respective subsidiaries, (ii) terminating, relinquishing, modifying or waiving existing relationships, ventures, contractual rights, obligations or other arrangements of Parent or Company or their respective subsidiaries, (iii) creating any relationships, ventures, contractual rights, obligations or other arrangements of Parent or the Company or their respective subsidiaries, and (iv) accepting all such requirements, mitigation measures, or conditions as may be requested or required by CFIUS, DSS or any other Governmental Entity as necessary or advisable in connection with, or as a condition of, the receipt of CFIUS Approval or DSS Approval (each a “Remedial Action”); provided that the Company shall not be obligated to agree to, commit or effect, any Remedial Action unless such Remedial Action is conditioned upon, or will occur subsequent to, consummation of the Transactions. In furtherance and not in limitation of the foregoing, in the event that any litigation or other administrative or judicial action or proceeding is commenced, threatened or is foreseeable challenging any of the Transactions and such litigation, action or proceeding seeks, or would reasonably be expected to seek, to prevent, materially impede or materially delay the consummation of the Transactions, Parent shall take any and all action, including a Remedial Action, to avoid or resolve any such litigation, action or proceeding and each of the Company, Parent and Merger Sub shall cooperate with each other and use its respective reasonable best efforts to contest and resist any such litigation, action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Transactions as promptly as practicable (and in any event no later than the Outside Date). Notwithstanding anything in this Agreement to the contrary, including the prior two sentences of this Section 5.02(c), nothing in this Section 5.02(c) or otherwise shall require or obligate Parent and Merger Sub or any of their affiliates to take any Remedial Action with respect to Parent, Merger Sub, or the Company or any of their respective subsidiaries or affiliates, including any of the Remedial Actions described in clauses (i) through (iv) of the first sentence in this Section 5.02(c), if any such Remedial Action individually or in the aggregate has had or would reasonably be expected to have a material adverse effect on the financial condition, assets, liabilities, businesses or results of operations of Parent, the Company, and their respective subsidiaries, taken as a whole.

(d) Neither Parent nor Merger Sub shall, nor shall they permit their respective subsidiaries or affiliates to, acquire or agree to acquire any rights, assets, business, Person or division thereof (through acquisition, license, joint venture, collaboration or otherwise), if such acquisition would reasonably be expected to materially increase the risk of not obtaining (i) any applicable clearance, consent, approval or waiver under any U.S. Antitrust Law, the FATA or any Foreign Antitrust Law or (ii) CFIUS Approval or DSS Approval with respect to the Transactions.

(e) As soon as practicable after the date of this Agreement, Parent and the Company will submit to DSS and, to the extent applicable, any other Governmental Entity, notification of the Transactions pursuant to the NISPOM and any other applicable national security or industrial security regulations, and submit and request approval of measures to mitigate foreign ownership, control or influence (“FOCI”) arising as a result of the Merger and the other transactions. Each of Parent and the Company shall use their respective reasonable best efforts to finally and successfully obtain CFIUS Approval and DSS Approval as promptly as practicable.

(f) As soon as possible after the execution of this Agreement, but in no event later than twenty (20) business days thereafter, Parent shall prepare and file with DDTC a notice of the Transactions as required under the ITAR, 22 CFR 122.4(b). Each of Parent and the Company shall use reasonable best efforts to respond promptly to any inquiries received from DDTC for additional information or documentation, and to respond promptly to all inquiries and requests from DDTC in connection with such notice.

A-26

(g) Each of Parent and the Company shall provide CFIUS, DSS or DDTC with any additional or supplemental information requested by CFIUS, DSS or DDTC during their respective review process as promptly as practicable, and in all cases within the amount of time allowed by CFIUS, DSS or DDTC.

SECTION 5.03 Employee Matters.

(a) From and after the Closing Date and for a period of one year following the Effective Time (the “Continuation Period”), Parent shall provide or cause the Surviving Corporation to provide to each individual who is employed by the Company or any Company Subsidiary immediately prior to the Effective Time and who continues employment with Parent, the Surviving Corporation or any Company Subsidiary (each, a “Company Employee”) (i) salary and incentive opportunities that, in each case, are no less favorable in the aggregate (excluding any value attributable to equity-based compensation) than those provided to such Company Employee by the Company or the Company Subsidiaries immediately prior to the Closing Date and (ii) employee benefits (excluding defined benefit pension plan benefits) that are no less favorable in the aggregate than those provided to such Company Employee by the Company or the Company Subsidiaries immediately prior to the Closing Date. Without limiting the generality of the foregoing, during the Continuation Period, Parent shall, and shall cause the Surviving Corporation to, provide any Company Employee who experiences a termination of employment under circumstances that would have entitled such Company Employee to severance benefits under any Company Benefit Plan or Company Benefit Agreement applicable to such Company Employee immediately prior to the Closing Date with severance benefits at a level at least equal to the severance benefits payable under such Company Benefit Plan or Company Benefit Agreement.

(b) Following the Continuation Period, to the extent that any of the existing Company Benefit Plans are discontinued, each Company Employee shall be immediately eligible to participate, without any waiting time, in any and all plans maintained by Parent, the Surviving Corporation or their respective affiliates (the “Surviving Corporation Plans”) to the extent coverage under any such plan is necessary to replace coverage under the discontinued Company Benefit Plan in which such Company Employee participates immediately prior to the Effective Time.

(c) Without limiting the generality of Section 5.03(a), from and after the Closing Date, Parent shall or shall cause the Surviving Corporation to assume, honor and continue during the Continuation Period or, if later, until all obligations thereunder have been satisfied, all of the Company’s employment, severance, retention, termination and change in control plans, policies, programs, agreements and arrangements (including any change in control severance agreement or other Company Benefit Agreement between the Company and any Company Employee) maintained by the Company or any Company Subsidiaries, in each case, as in effect on the Closing Date, including with respect to any payments, benefits or rights arising as a result of the Transactions (either alone or in combination with any other event) in accordance with their terms.

(d) With respect to all Surviving Corporation Plans, including any “employee benefit plan,” as defined in Section 3(3) of ERISA, maintained by Parent or any of its respective subsidiaries (including any vacation, paid time-off and severance plans), for all purposes, including determining eligibility to participate, level of benefits, vesting, benefit accruals and early retirement subsidies, each Company Employee’s service with the Company or any Company Subsidiaries (as well as service with any predecessor employer of the Company or any such Company Subsidiary, to the extent service with the predecessor employer was recognized by the Company or such Company Subsidiary) shall be treated as service with Parent or any of their respective subsidiaries; provided that such service need not be recognized (i) to the extent that such recognition would result in any duplication of benefits for the same period of service or (ii) with respect to any benefit accrual under a defined benefit pension plan.

(e) With respect to any welfare plan maintained by Parent or any of its subsidiaries in which any Company Employee is eligible to participate after the Effective Time, Parent shall, and shall cause the Surviving Corporation to, (i) waive all limitations as to preexisting conditions and exclusions and waiting periods and actively-at-work requirements with respect to participation and coverage requirements applicable to such employees and their eligible dependents and beneficiaries, to the extent such limitations were waived, satisfied or did not apply to such employees or eligible dependents or beneficiaries under the corresponding welfare Company Benefit Plan in which such employees participated immediately prior to the Effective Time and (ii) provide Company Employees and their eligible dependents and beneficiaries with credit for any co-payments and deductibles paid prior to the Effective Time in satisfying any analogous deductible or out-of-pocket maximum requirements to the extent applicable under any such plan, in each case, except to the extent it would result in any duplication of benefits.

(f) The provisions of this Section 5.03 are solely for the benefit of the parties to this Agreement, and no Company Employee or any other Person (including any beneficiary or dependent thereof) shall be a third-party beneficiary of this Section 5.03, and no provision of this Section 5.03 shall create such rights in any such Persons in respect of any benefits that may be provided, directly or indirectly, under any Company Benefit Plan or Company Benefit Agreement or any employee program or any plan or arrangement of Parent or any of its subsidiaries shall be construed to modify, amend, or establish any benefit plan, program or arrangement or in any way affect the ability of the parties hereto or any other Person to modify, amend or terminate any of its benefit plans, programs or arrangements.

A-27

SECTION 5.04 Indemnification.

(a) All rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time (and rights to advancement of expenses) now existing in favor of any Person who is or prior to the Effective Time becomes, or has been at any time prior to the date of this Agreement, a director, officer, employee or agent (including as a fiduciary with respect to an employee benefit plan) of the Company, any of the Company Subsidiaries or any of their respective predecessors (each, an “Indemnified Party”) as provided in the Company Charter, the Company By-laws, the organizational documents of any Company Subsidiary or any indemnification agreement listed on Section 5.04(a) of the Company Disclosure Letter between such Indemnified Party and the Company or any of the Company Subsidiaries that is in effect as of the date of this Agreement (i) shall be assumed by the Surviving Corporation in the Merger, without further action, at the Effective Time, (ii) shall survive the Merger, (iii) shall continue in full force and effect in accordance with their terms with respect to any claims against any such Indemnified Party arising out of such acts or omissions and (iv) for a period of six years following the date of this Agreement shall not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such Indemnified Party. Parent shall ensure that the Surviving Corporation complies with and honors the foregoing obligations.

(b) Without limiting Section 5.04(a) or any rights of any Indemnified Party pursuant to any indemnification agreement listed on Section 5.04(a) of the Company Disclosure Letter, from and after the Effective Time, in the event of any threatened or actual Proceeding, whether civil, criminal or administrative, based in whole or in part on, or arising in whole or in part out of, or pertaining to the fact that at or prior to the Effective Time the Indemnified Party is or was a director, officer, employee or agent (including as a fiduciary with respect to an employee benefit plan) of the Company, any of the Company Subsidiaries or any of their respective predecessors, whether in any case asserted or claimed before or after the Effective Time, Parent and the Surviving Corporation shall, jointly and severally, indemnify and hold harmless, as and to the fullest extent provided in the Company Charter and Company By-laws (or the corresponding organizational documents of the applicable Company Subsidiary; provided that if such documents provide for a lesser degree of indemnification than as is provided in the Company Charter and Company By-laws, such Indemnified Party shall be indemnified and held harmless as and to the fullest extent provided in the Company Charter and Company By-laws as if they instead applied), each such Indemnified Party against any losses, claims, damages, liabilities, costs, expenses (including reasonable attorney’s fees and expenses in advance of the final disposition of any Proceeding to each Indemnified Party to the fullest extent permitted by applicable Law upon receipt of any undertaking required by the Company Charter and Company By-laws (or the corresponding organizational documents of the applicable Company Subsidiary; provided that if such documents require a greater undertaking than the Company Charter and Company By-laws, what is required by the Company Charter and Company By-laws shall instead apply), judgments, fines and amounts paid in settlement of or in connection with any such threatened or actual Proceeding). Parent and the Surviving Corporation shall cooperate with each Indemnified Party in the defense of any matter for which such Indemnified Party could seek indemnification hereunder. Parent’s and the Surviving Corporation’s obligations under this Section 5.04(b) shall continue in full force and effect for the period beginning upon the Effective Time until six years from the Effective Time; provided that all rights to indemnification in respect of any Proceeding asserted or made within such period shall continue until the final disposition of such Proceeding.

(c) At or prior to the Effective Time, the Company shall use reasonable best efforts to obtain and fully pay the premium for “tail” directors’ and officers’ liability insurance policies in respect of acts or omissions occurring at or prior to the Effective Time (including for acts or omissions occurring in connection with the approval of this Agreement and the consummation of the Transactions) for the period beginning upon the Effective Time and ending six years from the Effective Time, covering each Indemnified Party and containing terms (including with respect to coverage and amounts) and conditions (including with respect to deductibles and exclusions) that are, individually and in the aggregate, no less favorable to any Indemnified Party than those of the Company’s directors’ and officers’ liability insurance policies in effect on the date of this Agreement (the “Existing D&O Policies”); provided that the maximum aggregate annual premium for such “tail” insurance policies shall not exceed 300% of the aggregate annual premium payable by the Company for coverage for its current fiscal year under the Existing D&O Policies (which amount the Company represents and warrants is set forth in Section 5.04(c) of the Company Disclosure Letter) (the “Maximum D&O Tail Premium”). If such “tail” insurance policies have been obtained by the Company, Parent shall use reasonable best efforts to cause such “tail” insurance policies to be maintained in full force and effect, for their full term, and use reasonable best efforts to cause all its obligations thereunder to be honored by it and the Surviving Corporation. In the event the Company does not obtain such “tail” insurance policies, then, for the period beginning upon the Effective Time and ending six years from the Effective Time, Parent shall maintain in effect the Existing D&O Policies in respect of acts or omissions occurring at or prior to the Effective Time (including for acts or omissions occurring in connection with the approval of this Agreement and the consummation of the Transactions); provided that neither Parent nor the Surviving Corporation shall be required to pay an aggregate annual premium for such insurance policies in excess of the Maximum D&O Tail Premium; provided further that if the annual premium of such insurance coverage exceeds the Maximum D&O Tail Premium, Parent or the Surviving Corporation shall be obligated to obtain the most advantageous policies available for an annual premium equal to such amount.

A-28

(d) In the event that (i) Parent or the Surviving Corporation or any of their respective successors or assigns (A) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (B) transfers or conveys all or a substantial portion of its properties and other assets to any Person or (ii) Parent or any of its successors or assigns dissolves the Surviving Corporation, then, and in each such case, Parent shall cause proper provision to be made so that the applicable successors and assigns or transferees assume the obligations set forth in this Section 5.04.

(e) Prior to the sixth anniversary of the Closing Date, the obligations of Parent and the Surviving Corporation under this Section 5.04 shall not be terminated or modified in such a manner as to adversely affect any Indemnified Party to whom this Section 5.04 applies without the consent of such affected Indemnified Party. The provisions of this Section 5.04 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and his or her Representatives, and are in addition to, and not in substitution for, any other rights to which each Indemnified Party is entitled, whether pursuant to Law, Contract or otherwise.

SECTION 5.05 Fees and Expenses.

(a) Except as set forth in Section 5.01, Section 5.04, this Section 5.05, Section 5.07, Section 5.15, Section 5.16(a) and Section 5.16(b), all fees and expenses incurred in connection with this Agreement, the Merger and the other Transactions shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.

(b) The Company shall pay to Parent or its designee a fee of $85,000,000 (if this Agreement is terminated prior to the Go-Shop Period End Date or, if after the Go-Shop Period End Date, in connection with a Company Takeover Proposal from an Excluded Party)) or, otherwise, $170,000,000 (the “Company Termination Fee”), in each case, if:

(i) the Company terminates this Agreement pursuant to Section 7.01(f));

(ii) Parent terminates this Agreement pursuant to Section 7.01(d); or

(iii) (A) after the date of this Agreement, a Company Takeover Proposal is publicly proposed or announced or made known to the Company Board, (B) thereafter this Agreement is terminated by either Parent or the Company pursuant to Section 7.01(b)(i) or Section 7.01(h) or by Parent pursuant to Section 7.01(c) and (C) concurrently with or within twelve (12) months after such termination the Company enters into a definitive agreement to consummate, or consummates, a Company Takeover Proposal (regardless of whether a Company Takeover Proposal relates to the same Company Takeover Proposal referred to in clause (A)).

For purposes of this Section 5.05(b), the term “Company Takeover Proposal” shall have the meaning set forth in the definition of Company Takeover Proposal contained in Section 4.03(h) except that all references to 20% shall be deemed to be references to 50%. Any fee due under this Section 5.05(b) shall be paid by wire transfer of same-day funds to an account designated by Parent, (1) in the case of clause (i) above, prior to or simultaneously with such termination of this Agreement, (2) in the case of clause (ii) above, within two business days after the date of such termination of this Agreement and (3) in the case of clause (iii) above, within two business days of the consummation of such Company Takeover Proposal. The parties hereto acknowledge and agree that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion, whether or not the Company Termination Fee may be payable under more than one provision of this Agreement at the same or at different times or for the occurrence of different events, and, in such event, the lowest Company Termination Fee shall be the amount payable.

(c) Acceptance by Parent of the fee due under Section 5.05(b)(i) shall constitute acceptance by Parent of the validity of any termination of this Agreement under Section 7.01(f) (but not the amount of the Company Termination Fee). Notwithstanding anything in this Agreement to the contrary, in the event the Company Termination Fee described in this Section 5.05 is paid to Parent or its designee, such Company Termination Fee shall constitute the sole and exclusive remedy of Parent and Merger Sub against the Company and the Company Subsidiaries and their respective current, former or future Representatives for any loss suffered as a result of the failure of the Transactions to be consummated, and upon payment of the Company Termination Fee none of the Company or the Company Subsidiaries or any of their respective current, former or future Representatives shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions, other than for Willful Breach to the extent set forth in the next sentence.

(d) In the event that this Agreement is terminated by the Company pursuant to Section 7.01(b)(ii), Section 7.01(e) or 7.01(g) or by Parent pursuant to Section 7.01(b)(ii) or Section 7.01(b)(i) if the Company had the right to terminate this Agreement pursuant to Section 7.01(e) or 7.01(g) at such time, then the Company or its designee shall be entitled to receive and Parent shall pay to the Company, within two (2) business days following the date of such termination, an amount equal to $300,000,000 (the “Parent Termination Fee”). Notwithstanding anything in this Agreement to the contrary, in the event the Parent Termination Fee described in this Section 5.15 is paid to the Company, such Parent Termination Fee shall constitute the sole and exclusive

A-29

remedy of the Company against the Third Party Financing Related Parties for any loss suffered as a result of the failure of the Transactions to be consummated, and upon payment of the Parent Termination Fee none of the Third Party Financing Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions. Any Parent Termination Fee due under this Section 5.05(d) shall be paid by wire transfer of immediately available funds to an account designated in writing by the Company. The parties hereto acknowledge and agree that in no event shall Parent be required to pay the Parent Termination Fee on more than one occasion, whether or not the Parent Termination Fee may be payable under more than one provision of this Agreement at the same or at different times or for the occurrence of different events. Each of the parties acknowledges and agrees that the Parent Termination Fee shall not constitute a penalty but instead is liquidated damages in a reasonable amount that will compensate the Company in the circumstances in which it is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated by this Agreement, which amount would otherwise be impossible to calculate with precision.

(e) While each of the Company and Parent may pursue both a grant of specific performance in accordance with Section 8.10 and the payment of the Parent Termination Fee or the Company Termination Fee, as applicable, under no circumstances shall the Company or Parent be permitted or entitled to receive both (i) a grant of specific performance that results in the Merger Closing occurring and (ii) any money damages (including the Parent Termination Fee or the Company Termination Fee, as applicable).

(f) Notwithstanding anything to the contrary in this Agreement, if Parent or Merger Sub breaches this Agreement (whether such breach is intentional and material, unintentional, willful or otherwise or is a Willful Breach) or fails to perform hereunder (whether such failure is intentional and material, unintentional, willful or otherwise or is a Willful Breach), the Company’s right to: (i) seek an injunction, specific performance or other equitable relief in accordance with the terms and limitations of Section 8.10; or (ii) terminate this Agreement and (A) receive the Parent Termination Fee if payable pursuant to Section 5.05(d) and (B) if the Parent Termination Fee is not payable pursuant to Section 5.05(d), seek money damages from Parent in the event of Parent’s or Merger Sub’s Willful Breach, shall be the sole and exclusive remedies (whether such remedies are sought in equity or at law, in contract, in tort or otherwise) of the Company and the Company Related Parties against the Parent Related Parties or the Third Party Financing Related Parties for any losses, damages, costs, expenses, obligations or liabilities arising out of or related to this Agreement (or any breach of any representation, warranty, covenant, agreement or obligation contained herein), the transactions contemplated by this Agreement (or any failure of such transactions to be consummated), the Commitment Letters, the financings contemplated therein (or any failure of such financings to be consummated), or in respect of any oral representations made or alleged to be made in connection with this Agreement, the Commitment Letters, the transactions contemplated herein or therein or otherwise; provided that in no event shall Parent have any monetary liability or obligations pursuant to the foregoing clauses (A) and (B) in the aggregate in excess of the amount of the Parent Termination Fee and in no event shall the Company or any Company Related Party seek, directly or indirectly, to recover against any Parent Related Parties (other than Parent under the Confidentiality Agreement, to the extent set forth in and in accordance with the terms thereof) or Third Party Financing Related Parties, or compel payment by any Third Party Financing Related Parties (other than Parent under the Confidentiality Agreement, to the extent set forth in and in accordance with the terms thereof) or Parent Related Parties of, any damages or other payments whatsoever and in no event shall the Company or any Company Related Party seek, directly or indirectly, to recover against Parent and Merger Sub, or compel payment by Parent and Merger Sub of, any damages or other payments in excess of the amount of the Parent Termination Fee.

(g) The Company agrees, on behalf of itself and its Non-Recourse Parties, and Parent and Merger Sub each agree, on behalf of itself and their respective Non-Recourse Parties, that all actions, claims, obligations, liabilities or causes of action (whether such remedies are sought in equity or at law, in contract, in tort or otherwise) arising out of or related to this Agreement (or any breach of any representation, warranty, covenant, agreement or obligation contained herein), the transactions contemplated by this Agreement (or any failure of such transactions to be consummated), the Commitment Letters and the financings contemplated therein (or any failure of such financings to be consummated), or in respect of any oral representations made or alleged to be made in connection with this Agreement, the Commitment Letters or otherwise, in each case, may be made only against the Persons that are expressly identified as the parties to this Agreement and, in accordance with, and subject to the terms and conditions of this Agreement, except for claims that the Company or Parent may bring under, and pursuant to the terms and conditions of, the Confidentiality Agreement. Notwithstanding anything in this Agreement to the contrary, the Company hereby waives any and all claims against any and all Third Party Financing Related Parties arising out of this Agreement, the Merger, the Financing or any other Transaction.

SECTION 5.06 Public Announcements. Parent and Merger Sub, on the one hand, and the Company, on the other hand, shall consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statements with respect to the Merger and the other Transactions, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law, court process or by

A-30

obligations pursuant to any listing agreement with any national or foreign securities exchange and except as contemplated, permitted or required by Section 4.03. The parties hereto agree that the initial press release to be issued with respect to the Transactions shall be in the form heretofore agreed to by the parties hereto.

SECTION 5.07 Transfer Taxes. Except as provided in Section 1.08(b) of this Agreement, all stock transfer, real estate transfer, documentary, stamp, recording and other similar Taxes (including interest, penalties and additions to any such Taxes) (“Transfer Taxes”) incurred in connection with the Transactions and imposed on the Company or any Company Subsidiary shall be paid by the Surviving Corporation and the Company shall cooperate with Merger Sub and Parent in preparing, executing and filing any Tax Returns with respect to such Transfer Taxes.

SECTION 5.08 Withholding Rights. Notwithstanding anything in this Agreement to the contrary, each of the Company, the Surviving Corporation, Parent and the Paying Agent shall be entitled to deduct and withhold from the amounts otherwise payable pursuant to this Agreement such amounts as may be required to be deducted and withheld with respect to the making of such payment under the Code or under any provision of state, local or foreign Tax Law. If the Company, the Surviving Corporation, Parent or the Paying Agent determines to withhold from any amounts payable under this Agreement, the Company, the Surviving Corporation, Parent or the Paying Agent will use commercially reasonable efforts to notify the recipient of such withholding at least five (5) business days prior to the date upon which such payment is to be made to provide such recipient with a reasonable opportunity to provide any form or documentation or take such other steps as may be required in order to eliminate or minimize any such withholding. Amounts withheld pursuant to the terms of this Agreement and paid over to the appropriate taxing authority shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction or withholding was made.

SECTION 5.09 Stockholder Litigation. Until the termination of this Agreement in accordance with Article VII, the Company shall provide Parent an opportunity to participate in the defense, settlement and prosecution of any stockholder litigation against the Company or its directors relating to any Transaction (the “Transaction Litigation”) and consult with Parent with respect to the defense, settlement and prosecution of any such stockholder litigation, including the opportunity to review and to propose comments to all material filings or responses to be made by the Company in connection with any such stockholder litigation and the Company shall give reasonable and good faith consideration to any comments proposed by Parent. In no event shall the Company enter into, agree to or disclose any settlement with respect to such stockholder litigation without Parent’s consent, such consent not to be unreasonably withheld, delayed or conditioned, except to the extent such settlement is fully covered by the Company’s insurance policies (other than any applicable deductible), but only if such settlement would not result in the imposition of any material restriction on the business or operations of the Company or any of the Company Subsidiaries or affiliates. Each of Parent and the Company shall notify the other promptly of the commencement of any such stockholder litigation of which it has received notice and prior to the Effective Time, each of (x) the Company and (y) Parent and Merger Sub shall promptly notify the other of all (i) notices and other communications received by the Company or the Company Subsidiaries or Parent or any of its subsidiaries from any Governmental Entity in connection with the Merger or any other transaction contemplated by this Agreement or from any Person alleging that the consent of such Person is required in connection with the transactions contemplated by this Agreement, if the subject matter of such communication or the failure of such party to obtain such consent could be material to the Company, the Company Subsidiaries, Parent or Merger Sub and (ii) civil, criminal or administrative actions, suits, claims, hearings, arbitrations, investigations or other proceedings commenced or threatened against the Company or any of the Company Subsidiaries or the Company Board, or any committee thereof, or Parent or any of its subsidiaries, in each case in connection with, arising from or otherwise relating to the Merger or any other transaction contemplated by this Agreement. For purposes of this Section 5.09 and Section 1.07(d), “participate” means that Parent will be kept reasonably apprised of proposed strategy and other significant decisions with respect to the Transaction Litigation by the Company (to the extent that the attorney-client privilege between the Company and its counsel is not undermined or otherwise affected), and Parent may offer comments or suggestions with respect to such Transaction Litigation which the Company shall consider in good faith, but Parent will not be afforded any decision making power or other authority over such Transaction Litigation; provided, that no settlement shall be offered or entered into or payment made without the consent of Parent (not to be unreasonably withheld or delayed). Notwithstanding anything to the contrary in the foregoing, any litigation relating to Appraisal Shares shall be governed by Section 1.07(d).

SECTION 5.10 Works Councils. The Company and the Company Subsidiaries shall comply in all material respects with all notification, consultation and other processes with respect to any works council, economic committee, union or similar body as required by applicable Law to effectuate the transactions contemplated by this Agreement, which may include any required notifications and consultation and other processes with respect to any works council, economic committee, union or similar body.

SECTION 5.11 Rule 16b-3 Matters. The Company shall take all reasonable steps as may be required to cause any dispositions of Company equity securities (including derivative securities) in connection with this Agreement by each individual who is a director or officer of the Company subject to Section 16 of the Exchange Act to be exempt under Rule 16b-3 under the Exchange Act.

A-31

SECTION 5.12 Merger Sub and Surviving Corporation Compliance. Parent shall cause Merger Sub or the Surviving Corporation, as applicable, to comply with all of its respective obligations under this Agreement and Merger Sub shall not engage in any activities of any nature except as provided in or contemplated by this Agreement.

SECTION 5.13 Stock Exchange Delisting. The Surviving Corporation shall cause the Company’s securities to be delisted from Nasdaq and deregistered under the Exchange Act as promptly as practicable following the Effective Time.

SECTION 5.14 No Control of Other Party’s Business. Nothing contained in this Agreement is intended to give Parent or Merger Sub, directly or indirectly, the right to control or direct the Company’s or the Company Subsidiaries’ operations prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and the Company Subsidiaries’ respective operations.

SECTION 5.15 Parent Financing.

(a) Parent and Merger Sub shall, and shall cause their subsidiaries to, use their reasonable best efforts to obtain the Financing on the terms and subject only to the conditions described in the Commitment Letters, including using their reasonable best efforts to (i) promptly negotiate definitive agreements on the terms (including any market flex and securities demand provisions contained in the Debt Commitment Letter) and subject only to the conditions contained in the Commitment Letters so that such agreements are in effect on the Closing Date, (ii) promptly satisfy (or obtain a waiver to) or cause the satisfaction (or waiver) of all conditions in the Commitment Letters and the definitive agreements for the Financing (the “Financing Agreements”) applicable to, and within the control of, Parent or Merger Sub or any of their affiliates in such documents, (iii) consummate the Financing on or prior to the date on which the consummation of the Merger Closing is required to occur, (iv) enforce their rights under the Commitment Letters and (v) comply with and maintain in full force and effect the Commitment Letters.

(b) In the event that, notwithstanding the use of reasonable best efforts by Parent to satisfy its obligations under this Section 5.15, any portion of the Financing becomes unavailable on the terms and subject only to the conditions (including any market flex and securities demand provisions) contemplated in the Commitment Letters (unless such portion is not reasonably required to consummate the Transactions and to pay the Required Amount on the Closing Date), Parent shall, and shall cause its subsidiaries to, promptly (and in any event, within one business day) notify the Company thereof, and the reason for the unavailability, and use their reasonable best efforts to obtain, as promptly as practicable, alternative financing in an amount sufficient to pay the Required Amount as promptly as practicable following the occurrence of such event; provided that, without the prior written consent of the Company, such alternative financing shall not have any of the effects described in clauses (1) through (5) of Section 5.15(c)(i). Parent shall deliver to the Company true and complete copies of all agreements pursuant to which any such alternative source shall have committed to provide Parent with any portion of the Financing substantially concurrently with the execution thereof. The provisions of this Section 5.15 shall apply to any alternative financing mutatis mutandis. For the avoidance of doubt, the failure to arrange for any such alternative financing does not relieve Parent or Merger Sub of any of their obligations under this Agreement.

(c) Parent shall have the right from time to time to amend, replace, supplement or otherwise modify, or waive any of its rights under, the Commitment Letters or definitive agreements relating to the Financing; provided that: (i) without the prior written consent of the Company, no such amendment, replacement, supplement, modification or waiver shall (1) reduce (or have the effect of reducing) the aggregate amount of the Financing (including by increasing the amount of fees to be paid or original issue discount in respect of the Financing) to less than the Required Amount (after giving effect to Parent’s available cash on hand), (2) add new conditions precedent or contingencies to the Financing or amend, replace, supplement or modify any existing conditions precedent or contingencies to the Financing in a manner adverse to Parent (or its affiliates) or that would reasonably be expected to prevent, impede or delay or make less likely to occur the funding of the Financing (or satisfaction of the conditions or contingencies to the Financing) on the Closing Date, (3) delay the funding of the Financing or reasonably be expected to prevent, impede or delay the availability of the Financing on the date upon which the Merger Closing is required to occur pursuant to Section 1.02, (4) waive any remedy available to Parent thereunder or adversely impact the ability of Parent to enforce or cause the enforcement of its rights under the Commitment Letters or the definitive agreements relating to the Financing, (5) impose obligations on the Company or its affiliates that would be effective prior to the Effective Time or (6) allow for the early termination of the Commitment Letters; and (ii) it is understood and agreed that Parent may amend the Commitment Letters to the extent permitted therein to add lenders, arrangers, bookrunners, agents, managers, purchasers or similar entities that have not executed the relevant Commitment Letter as of the date of this Agreement. Parent acknowledges and agrees that the certificate to be delivered by an authorized officer of the Company under paragraph 10 of Exhibit D of the Debt Commitment Letter or paragraph 9 of Exhibit D of the Preferred Equity Commitment Letter, in each case, with respect to the solvency of the Company may be delivered by an individual who is an authorized officer of the Company as of immediately prior to the Effective Time.

(d) To the extent Parent obtains alternative financing pursuant to Section 5.15(b), or amends, replaces, supplements, modifies or waives any of the Financing pursuant to Section 5.15(c), references to the “Financing,” “Debt Financing,” “Commitment Letter,”

A-32

“Debt Commitment Letter,” “Preferred Equity Commitment Letter,” and “Financing Agreement” (and other like terms in this Agreement) shall be deemed to refer to such alternative financing, the commitments thereunder and the agreements with respect thereto, or the Financing as so amended, replaced, supplemented, modified or waived.

(e) Parent shall keep the Company reasonably informed on a reasonably timely basis and in reasonable detail of the status of Parent’s efforts to arrange and obtain the Financing. Parent and Merger Sub shall provide the Company, upon reasonable request, with copies of agreements relating to the Financing and such other information and documentation regarding such Financing as shall be reasonably necessary or proper to allow the Company to monitor the progress of such financing activities. Without limiting the foregoing, Parent shall notify the Company promptly (and in any event within one business day) if at any time prior to the Closing Date: (i) the Commitment Letters or Financing Agreements expire or are terminated for any reason, (ii) Parent obtains knowledge of any material breach or default by any party to any Commitment Letter or Financing Agreement (or any event or circumstance that, with or without notice, lapse of time or both, could reasonably be expected to give rise to any material breach or default), (iii) Parent receives any written notice or other communication from any Person providing a Commitment Letter or any Financing Agreement with respect to any (1) actual, potential or threatened breach, default, withdrawal, rescission, termination or repudiation (whether in whole or in part) by any party to the Commitment Letters or any Financing Agreement or (2) a dispute or disagreement between or among any parties to the Commitment Letters or any Financing Agreement with respect to the obligation to fund the Financings or the amount of the Financings to be funded upon the consummation of the Merger Closing or (iv) any other event or development occurs that Parent expects to have a material and adverse impact on the ability of Parent to obtain all or any material portion of the Financings contemplated by the Commitment Letters or any Financing Agreement on the terms, in the manner or from the sources contemplated by the Commitment Letters or the Financing Agreements or if Parent, for any reason, otherwise no longer believes in good faith that it will be able to obtain all or any portion of the Financing on the terms described in the Commitment Letters or any Financing Agreement. As soon as reasonably practicable (but in any event within one business day after the date the Company delivers to Parent a written request therefor), Parent shall provide any information reasonably requested by the Company relating to any circumstance referred to in clause (i) through (iv) of the immediately preceding sentence. Parent shall furnish the Company drafts (when available) and thereafter true and complete and executed copies of the Financing Agreements promptly upon their execution.

(f) The Company shall (i) provide the financial information related to the Company and its subsidiaries necessary to satisfy the conditions set forth in paragraph 5 of Exhibit D to each of the Preferred Equity Commitment Letter and the Debt Commitment Letter and (ii) use its reasonable best efforts to provide, and shall cause the Company Subsidiaries and their respective representatives to use their reasonable best efforts to provide all customary and reasonable cooperation in connection with the arrangement, obtaining and syndication of the Financing and the satisfaction of the conditions of the Commitment Letters to be satisfied as may be reasonably requested by Parent; including, in each case to the extent reasonable and customary for a financing of the type contemplated by the applicable Commitment Letters to use reasonable best efforts to:

(i) cooperate in the preparation of any offering memorandum, private placement memorandum, prospectuses or similar documents, including bank information memoranda (including identifying any portion of the information included therein that constitutes material, non-public information, and including delivering customary representation letters and authorization letters), and any other documents required for the Financing contemplated by the Commitment Letters,

(ii) upon reasonable advance notice to the Company from the Parent, make senior management of the Company reasonably available for meetings, due diligence sessions, drafting sessions and customary lender and “roadshow” presentations and ratings agency meetings,

(iii) cooperate with prospective lenders, placement agents, initial purchasers, prospective purchasers and their respective advisors in performing their due diligence,

(iv) enter into customary agreements with underwriters, initial purchasers, prospective purchasers or placement agents that provide that neither the Company nor any of the Company Subsidiaries shall have any liability or obligation thereunder prior to the Effective Time;

(v) furnish the Parent and Merger Sub with (x) (A) audited statements of operations, shareholder’s equity and cash flows of VWR Corporation for the three (3) most recently completed fiscal years and the related audited consolidated balance sheets as of the end of the two (2) most recently completed fiscal years, in each case ended at least ninety (90) calendar days before the Closing Date and the related fiscal quarter of the prior fiscal year (assuming, for purposes of determining the satisfaction of the Marketing Period that the Closing Date would occur at the end of such Marketing Period) and (B) unaudited consolidated balance sheets and related statements of operations, stockholders’ equity and cash flows of VWR Corporation for each subsequent fiscal quarter (other than the fourth fiscal quarter of the Company’s fiscal year) ended at least 45 calendar days prior to the Closing Date (assuming, for purposes of determining the satisfaction of the Marketing Period that the Closing Date would occur at the end of such Marketing Period); provided, that Parent and

A-33

Merger Sub each agree that as of the date hereof it has received the items listed in clause (x)(A) in satisfaction of such clause and (y) such other financial and operating information and data relating to the Company and its subsidiaries (1) necessary for Parent’s preparation of pro forma financial statements of the type customarily delivered by a borrower or issuer and necessary for the preparation of a customary confidential information memorandum or offering memorandum for first-lien secured revolving and term loan financing or the arrangement, marketing, syndication of loans contemplated by the Financing or the sale, resale, reallocation, assignment or transfer of preferred equity contemplated by the Preferred Equity Commitment Letter and (2) of the type customarily included in marketing materials for a Rule 144A offering of equity or debt securities of Parent or one of its subsidiaries (including information necessary for Parent’s preparation of customary pro forma financial statements in such marketing or offering materials); notwithstanding the foregoing and for the avoidance of doubt, the information provided pursuant to this Section 5.15(f)(v) shall not include any (A) consolidating financial statements, separate subsidiary financial statements and other financial statements and data that would be required by Sections 3-10 and 3-16 of Regulation S-X and Item 402 of Regulation S-K and information regarding executive compensation and related party disclosure related to SEC Release Nos. 33-8732A, 34-54302A and IC-27444A and other customary exceptions, (B) financial and operating information and data that has not previously been included in the Company SEC Documents (appropriately updated to the extent necessary so that such information or data does not contain as of the time provided any untrue statement of material fact or omit to state any material fact necessary in order to make it not materially misleading), (C) information relating to the proposed debt and equity capitalization, any synergies or any cost savings, (D) risk factors specifically relating to all or any component of the Debt Financing or (E) other information customarily excluded from a confidential information memorandum for a first lien secured and revolving term loan financing equivalent to the Debt Financing in all material respects or from marketing materials for a Rule 144A offering of debt securities (the information set forth in this Section 5.15(f)(v), the “Required Information”);

(vi) cooperate and assist Parent in connection with the preparation of customary pro forma financial statements reflecting the Merger and the Financing; provided that neither the Company nor any of the Company Subsidiaries or Representatives shall be responsible in any manner for information relating to the proposed debt and equity capitalization, any synergies or any cost savings that is required for such pro forma financial information;

(vii) deliver notices of prepayment, redemption or termination within the time periods required by the relevant agreements governing the Company’s existing indebtedness under the Credit Facility, obtain customary payoff letters, lien terminations, instruments of discharge to be delivered at the Merger Closing and any possessory collateral delivered in connection with such indebtedness under the Credit Facility, and give any other necessary notices, to allow for the payoff, discharge and termination in full on the Merger Closing, of all of the Company’s existing indebtedness and liens under the Credit Facility;

(viii) provide at least three (3) business days prior to the Closing Date, and solely to the extent requested in writing by Parent, Merger Sub or any Third Party Financing Related Parties at least ten (10) days prior to the Closing Date, all information about the Company as is reasonably requested with respect to applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act;

(ix) cooperate with Parent’s legal counsel in connection with any legal opinions that such legal counsel may be required to deliver in connection with the Financing; provided, that, the Company and its affiliates shall not be required to deliver or cause the delivery of any legal opinions related to the Financing;

(x) assist Parent and the Third Party Financing Related Parties in the preparation of materials for rating agency presentations;

(xi) obtain (a) customary accountant’s comfort letters with respect to the Company’s financial statements (which shall include customary “negative assurance” comfort) and directing such auditors to partake in customary accounting due diligence sessions and (b) customary consents of accountants for use of their auditor opinions in any materials relating to the Financing at the expense of and as reasonably requested by Parent on behalf of the Third Party Financing Related Parties;

(xii) assist in the preparation, execution and delivery of definitive financing documents, including equity, guarantee and collateral documents and other certificates and documents as may reasonably be requested by Parent, provided that no such documentation shall be effective prior to the Effective Time;

(xiii) facilitate the pledging of collateral for the Debt Financing, provided that no such pledge shall be effective prior to the Effective Time; and

(xiv) cooperate with Parent to the extent within the control of the Company, and take all organizational actions, subject to the occurrence of the Merger Closing and not prior to the Effective Time, reasonably requested by Parent to permit the consummation of the Financing;

A-34

provided that (w) any information regarding the Company or any of the Company Subsidiaries contained in any materials in connection with the Financing shall be subject to the prior review of the Company, (x) none of the Company, the Company Subsidiaries or their directors, officers or employees shall be required to pledge any assets as collateral, execute any definitive agreement in respect of the Financing or any closing certificate or other agreement, or pay any commitment or other similar fee or incur any other liability or indebtedness in connection with the Financing prior to the Effective Time, (y) none of the directors of the Company or any Company Subsidiary shall be required to adopt any resolutions or take other action approving the agreements, documents or instruments pursuant to which the Financing is obtained that are effective prior to the Effective Time and (z) such cooperation shall not unreasonably interfere with the ongoing business or operations of the Company and the Company Subsidiaries. Parent shall be responsible for all fees and expenses related to the Financing and shall promptly reimburse upon request of the Company from time to time all out-of-pocket costs and expenses (including reasonable fees and expenses of counsel) incurred by the Company, the Company Subsidiaries and their affiliates and Representatives in connection with the arrangement of the Financing or in connection with the cooperation of the Company as contemplated by this Section 5.15 in each case, except to the extent suffered or incurred as a result of the material Willful Breach of this Agreement by the Company or any of the Company Subsidiaries or, in each case, their respective Representatives. Notwithstanding anything in this Agreement to the contrary, the parties acknowledge and agree that the provisions contained in this Section 5.15(f) represent the sole obligation of the Company and the Company Subsidiaries with respect to cooperation in connection with the arrangement of the Financing. The Company will, upon request of Parent, periodically use reasonable best efforts to update any Required Information (to the extent it is available) to be included in any offering document to be used in connection with such Financing so that Parent may ensure that such Required Information, when taken as a whole, does not contain as of the time provided, giving effect to any supplements, any untrue statement of material fact or omit to state any material fact necessary in order to make the statements contained therein not materially misleading.

(g) Parent shall, and hereby agrees to, indemnify and hold harmless the Company, the Company Subsidiaries and their respective Representatives from and against any and all damages and liabilities suffered or incurred by them in connection with the arrangement of the Financing. Nothing hereunder will require any officer or Representative of the Company to deliver any certificate or opinion or take any other action that would result in personal liability to such officer or representative. None of the Company or the Company Subsidiaries shall have any liability to Parent or Merger Sub in respect of any financial information or data or other information provided pursuant to this Section 5.15, including financial statements, except in the case of fraud. All non-public or other confidential information provided by the Company or its Representatives pursuant to this Agreement will be kept confidential in accordance with the Confidentiality Agreement, except that Parent will be permitted to disclose such information to any financing sources or prospective financing sources and other financial institutions and investors and purchasers that may become parties to the Financing (and, in each case, to their respective counsel and auditors) so long as such Persons (i) agree to be bound by the Confidentiality Agreement as if parties thereto or (ii) are subject to other confidentiality undertakings reasonably satisfactory to the Company and of which the Company is an express third-party beneficiary.

(h) Notwithstanding anything to the contrary contained herein, Parent acknowledges and agrees that its obligations to consummate the Merger or any other Transactions is not contingent upon Parent obtaining the Financing or any other third party financing.

(i) In no event will the Equity Investors, Parent, Merger Sub or any of their respective affiliates (which for this purpose will be deemed to include each direct investor in Parent or Merger Sub and the financing sources or potential financing sources of Parent, Merger Sub and such investors) enter into any Contract (i) awarding any agent, broker, investment banker or financial advisor any financial advisory role on an exclusive basis or (ii) prohibiting or seeking to prohibit any bank, investment bank or other potential provider of debt financing from providing or seeking to provide debt financing or financial advisory services to any Person, in each case in connection with a transaction relating to the Company or any of the Company Subsidiaries or in connection with the Merger.

(j) Parent, Merger Sub and any Equity Investor shall be entitled to assign, transfer, syndicate or otherwise dispose of (or enter into any agreement having the economic effect of the foregoing) any of the equity of Vail Holdco Corp., Parent and/or their subsidiaries to any Person (such a Person a “Transferee”); provided that following July 3, 2017, Parent and Merger Sub shall not, and shall cause their respective subsidiaries and the Equity Investors not to, directly or indirectly, assign, transfer, syndicate or otherwise dispose of (or enter into any agreement having the economic effect of the foregoing) any convertible preferred equity or common equity of Vail Holdco Corp., Parent and/or their subsidiaries to any Prohibited Foreign Person. Parent and Merger Sub shall cause any direct or indirect Transferee to be subject to and bound by the restrictions set forth in the prior sentence. A “Prohibited Foreign Person” is any Person that is a Foreign Person and (i) is beneficially owned by a Person or Persons organized, located, or resident in the People’s Republic of China or Russia and, upon the Merger Closing, would hold, in the aggregate, more than 5% of the equity in Vail Holdco Corp., Parent and/or their subsidiaries; (ii) upon the Merger Closing, would hold, in the aggregate, 10% or more of the equity in Vail Holdco Corp., Parent and/or their subsidiaries; or (iii) upon the Merger

A-35

Closing, would possess any rights to control Vail Holdco Corp., Parent and/or their subsidiaries within the meaning of 31 C.F.R. § 800.204 (including, without limitation, a seat on the Board of Directors of the Vail Holdco Corp., Parent and/or their subsidiaries, board observer rights, and/or board participation rights); provided, that, subject to prior written consent of the Company (which consent shall not be unreasonably withheld, delayed or conditioned), Parent and any Equity Investor may after July 3, 2017 directly or indirectly, assign, transfer, syndicate or otherwise dispose of (or enter into any agreement having the economic effect of the foregoing) greater than 10% of the convertible preferred equity or common equity of Vail Holdco Corp., Parent and/or their subsidiaries. to any Person organized, located or resident in Canada, Australia, Sweden, Japan, Singapore or the United Kingdom. Parent, Merger Sub and the Equity Investors shall cooperate and share information with each other in order to identify any Foreign Persons who would each hold, in the aggregate, more than 10% of the equity of Vail Holdco Corp., Parent and/or their subsidiaries. Parent and Merger Sub shall keep the Company informed in reasonable detail on a reasonably prompt basis as to the status and details of each Equity Investor’s syndication efforts, including the identities of all actual or potential syndication participants, if such Person is a Foreign Person, and the actual or contemplated dollar amount of such participant’s participation. On the date that is 70 days after the date hereof, Parent shall deliver to the Company a list of all of the Equity Investors syndication participants, indicating if such any such participant is a Foreign Person and the dollar amount of such participant’s participation.

SECTION 5.16 Treatment of Company Indebtedness.

(a) The Company shall, as soon as reasonably practicable after Parent so requests in writing, issue, or use its reasonable best efforts to cause the Trustee (as defined below) to issue, a notice of optional redemption for some or all (which amount shall be specified in Parent’s written request) of the outstanding aggregate principal amount of VWR Funding, Inc.’s 4.625% Senior Notes due 2022 (the “Existing Notes”), to the extent permitted by and pursuant to the requisite provisions of the indenture (the “Indenture”) governing the Existing Notes, dated as of March 25, 2015, among VWR Funding, Inc., the guarantors party thereto, Law Debenture Trust Company of New York, as trustee (the “Trustee”), Deutsche Bank AG, London Branch, as paying agent (the “Notes Paying Agent”) and Deutsche Bank Luxembourg S.A., as registrar and transfer agent; provided that such notice of optional redemption shall be conditioned upon one or more conditions precedent, including, but not limited to, the occurrence of the Merger Closing. The Company shall provide Parent with a reasonable opportunity to review and comment on drafts of the definitive documentation for any such redemption. The Company agrees to assist Parent upon reasonable request in making arrangements for redemption, defeasance, satisfaction and/or discharge of the Existing Notes pursuant to the Indenture and shall timely provide the Trustee with such officers’ certificates, legal opinions and other documentation required by the Indenture or reasonably requested by the Trustee in connection therewith. On or prior to any applicable redemption date, or if applicable, date of satisfaction and discharge, Parent shall deposit or cause to be deposited funds with the Trustee sufficient to effect such redemption and/or satisfaction and discharge, as applicable, as required pursuant to the terms of the Indenture (and in the event of any delay of the anticipated Effective Time, Parent shall deposit additional funds with the Trustee sufficient to satisfy such redemption, satisfaction, discharge and/or defeasance, as applicable, as required pursuant to the terms of the Indenture); provided that the release of any such funds shall be subject to the occurrence of the Effective Time. Parent shall promptly, upon request by the Company, reimburse the Company for all out-of-pocket costs and expenses (including attorneys’ fees) incurred by the Company or any of the Company Subsidiaries, as applicable, in connection with this Section 5.16(a).

(b) Parent shall indemnify and hold harmless the Company and the Company Subsidiaries and their respective Representatives from and against any and all liabilities and damages suffered or incurred by them in connection with any actions taken pursuant to this Section 5.16; provided, however, that Parent shall not have any obligation to indemnify and hold harmless any such party or person to the extent any such liabilities or damages suffered or incurred arose out of or result from the fraud or intentional misrepresentation of the Company, the Company Subsidiaries or their respective affiliates and Representatives.

SECTION 5.17 Proxy Statement.

(a) The Company shall, with the assistance of Parent, prepare and file with the SEC, as promptly as practicable after the date of this Agreement (and in any event within 20 business days), the Proxy Statement in preliminary form. Parent, Merger Sub and the Company will cooperate with each other in the preparation of the Proxy Statement. Unless the Company Board has made an Adverse Recommendation Change or an Intervening Event Adverse Recommendation Change in accordance with Section 4.03, the Company Board Recommendation shall be included in the Proxy Statement.

(b) Subject to applicable Law, and anything in this Agreement to the contrary notwithstanding, prior to the filing of the Proxy Statement (or any amendment or supplement thereto), or any dissemination thereof to the stockholders of the Company, or responding to any comments from the SEC with respect thereto, the Company shall provide Parent and its counsel with a reasonable opportunity to review and to comment on such document or response, which the Company shall consider in good faith. Each of Parent and Merger Sub will furnish to the Company the information relating to it required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Proxy Statement. The Company shall promptly notify

A-36

Parent and Merger Sub upon the receipt of any comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Proxy Statement and shall provide Parent with copies of all correspondence between it and its Representatives, on the one hand, and the SEC and its staff, on the other hand, relating to the Proxy Statement. The Company shall use its reasonable best efforts to resolve all SEC comments with respect to the Proxy Statement as promptly as practicable after receipt thereof. The Company shall cause the Proxy Statement to be mailed to holders of Company Common Stock as of the record date established for the Stockholders Meeting promptly (but in any event no more than five business days) after the date on which the Company is informed that the SEC has no further comments on the Proxy Statement.

(c) If at any time prior to the Stockholders Meeting any information relating to the Company or Parent, or any of their respective affiliates, should be discovered by a party hereto, which information should be set forth in an amendment or supplement to the Proxy Statement, the party that discovers such information shall promptly notify the other party and the Company shall prepare (with the assistance of Parent) and mail to its stockholders such an amendment or supplement, in each case, to the extent required by applicable Law. Each of the Company, Parent and Merger Sub agrees to promptly (i) correct any information provided by it specifically for use in the Proxy Statement if and to the extent that such information shall have become false or misleading in any material respect and (ii) supplement the information provided by it specifically for use in the Proxy Statement to include any information that shall become necessary in order to make the statements in the Proxy Statement, in light of the circumstances under which they were made, not misleading. The Company further agrees to use reasonable best efforts to cause the Proxy Statement as so corrected or supplemented promptly to be filed with the SEC and to be disseminated to its stockholders, in each case as and to the extent required by applicable Law.

SECTION 5.18 Stockholders Meeting. The Company, acting through the Company Board (or a duly appointed committee thereof), shall promptly as practicable following the date on which the Company is informed that the SEC has no further comments on the Proxy Statement (the “SEC Clearance Date”), use reasonable best efforts to take all action required under the DGCL, the Company Charter, the Company By-laws and the applicable requirements of Nasdaq necessary to promptly and duly call and give notice of, convene and hold as promptly as practicable a meeting of its stockholders for the purpose of approving and adopting this Agreement (including any adjournment or postponement thereof, the “Stockholders Meeting”); provided that the Stockholders Meeting shall be duly called and notice thereof given within five (5) business days of the SEC Clearance Date and set to be held on a date not later than thirty (30) days following the date on which such notice is given; provided, however, that the Company may postpone, recess or adjourn such meeting solely (i) to the extent required by Law, (ii) to allow reasonable additional time to solicit additional proxies to the extent the Company reasonably believes necessary in order to obtain the Company Requisite Vote or (iii) if as of the time for which the Stockholders Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient shares of Company Common Stock represented (either in person or by proxy) and voting to constitute a quorum is necessary to conduct the business of the Stockholders Meeting. The Company, acting through the Company Board (or a committee thereof), shall, subject to Section 4.03, (a) make the Company Board Recommendation and include in the Proxy Statement the Company Board Recommendation and, subject to the consent of the Financial Advisor, the written opinion of the Financial Advisor, and (b) use its reasonable best efforts to obtain the Company Requisite Vote. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to hold the Stockholders Meeting if this Agreement is validly terminated.

ARTICLE VI

Conditions Precedent to the Merger

SECTION 6.01 Conditions to Each Party’s Obligation. The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

(a) No Legal Restraints. No Judgment issued by any Governmental Entity of competent jurisdiction or Law or other legal prohibition (collectively, “Legal Restraints”) preventing or prohibiting the consummation of the Merger shall be in effect.

(b) Stockholder Approval. This Agreement shall have been duly approved by holders of Company Common Stock constituting the Company Requisite Vote.

(c) Antitrust Approvals. (i) Any applicable waiting period under the HSR Act and any Foreign Antitrust Law of any jurisdiction listed on Section 6.01(c) of the Company Disclosure Letter applicable to the consummation of the Merger shall have expired or otherwise been terminated and (ii) any required clearances, consents, approvals and waivers under any Foreign Antitrust Law of any jurisdiction listed on Section 6.01(c) of the Company Disclosure Letter applicable to the consummation of the Merger shall have been obtained.

(d) CFIUS Approval. The CFIUS Approval shall have been obtained, if applicable.

(e) FIRB Approval. The Treasurer of the Commonwealth of Australia (or his or her delegate) (i) shall have provided written notice that there are no objections under the FATA to the acquisition contemplated by this Agreement, either on an unconditional basis

A-37

or subject only to conditions acceptable to Parent, acting reasonably; or (ii) shall have become precluded by passage of time from making any order or decision under Division 2 of Part 3 of the FATA in respect of the acquisition contemplated by this Agreement; whichever first occurs first (the “FIRB Condition”). For the purposes of the FATA, Sections 1.01, 1.02, 1.03, and 1.08 of this Agreement will not bind the parties and the Merger Closing will not proceed unless and until this condition is satisfied. For purposes of the FIRB Condition, Parent acknowledges that standard tax compliance conditions imposed by Treasurer of the Commonwealth of Australia (or his delegate) consistent with those set out in Part A of Attachment A of Guidance Note 47 (Tax Conditions) issued by the Foreign Investment Review Board (updated 24 November 2016) will be acceptable to Parent.

SECTION 6.02 Conditions to the Obligations of Parent and Merger Sub. The respective obligation of Parent and Merger to effect the Merger is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

(a) (A) The representations and warranties of the Company set forth in Article II (other than those set forth in Sections 2.01, 2.02(a)–(d), 2.04, 2.08(a), 2.19, and 2.20) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date, except to the extent any such representation and warranty expressly relates to a specified date (in which case on and as of such specified date), other than for such failures to be true and correct that would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect (for purposes of determining the satisfaction of this condition, without regard to any qualifications or exceptions contained therein as to “materiality” or “Company Material Adverse Effect,” it being agreed that with respect to any representation or warranty with respect to which effects resulting from or arising in connection with the matters set forth in clause (G) of the definition of the term “Company Material Adverse Effect” are not excluded in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur, such effect shall similarly not be excluded for purposes of this clause (A)), (B) the representations and warranties of the Company set forth in Sections 2.01, 2.04, 2.19 and 2.20 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date, except to the extent any such representation and warranty expressly relates to a specified date (in which case on and as of such specified date), (C) the representation and warranty of the Company set forth in Section 2.02(a)–(d) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date, except to the extent any such representation and warranty expressly relates to a specified date (in which case on and as of such specified date), except where the failure of any such representations and warranties to be true and correct, would not, individually or in the aggregate, be reasonably expected to result in additional net cost, expense or liability to the Company, Parent, Merger Sub or their respective affiliates of $15,000,000 or more, and (D) the representations and warranties of the Company set forth in Section 2.08(a) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date, except to the extent any such representation and warranty expressly relates to a specified date (in which case on and as of such specified date).

(b) Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations to be performed by it at or prior to the Merger Closing under this Agreement.

(c) Certificate. Parent shall have received a certificate of an executive officer of the Company, certifying that the conditions set forth in Section 6.02(a) and Section 6.02(b) have been satisfied.

SECTION 6.03 Conditions to the Obligations of the Company. The obligation of the Company to effect the Merger is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties. The representations and warranties of Parent and Merger Sub set forth in Article III shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date, except to the extent any such representation and warranty expressly relates to a specified date (in which case on and as of such specified date) other than for such failures to be true and correct that would not reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect.

(b) Performance of Obligations of Parent and Merger Sub. Each of Parent and Merger Sub shall have performed in all material respects all obligations to be performed by it at or prior to the Merger Closing under this Agreement.

(c) Certificate. The Company shall have received a certificate of an executive officer of the Company, certifying that the conditions set forth in Section 6.03(a) and Section 6.03(b) have been satisfied.

ARTICLE VII

Termination, Amendment and Waiver

SECTION 7.01 Termination. This Agreement may be terminated at any time prior to the Closing Date:

(a) by mutual written consent of Parent, Merger Sub and the Company;

A-38

(b) by either Parent or the Company:

(i) if the Closing Date has not occurred on or before November 4, 2017 (the “Outside Date”); provided that the right to terminate this Agreement pursuant to this clause (i) shall not be available to any party whose material breach of this Agreement has been the primary cause of, or resulted in, the failure of the Merger to occur on or prior to such date; provided further, however, that if the conditions set forth in Section 6.01(c), Section 6.01(d) or Section 6.01(e) shall not have been satisfied or waived as of the Outside Date, then the Outside Date shall automatically extend, without any action on the part of any party hereto, to the date that is three months after the Outside Date;

(ii) if CFIUS notifies Parent or the Company in writing that CFIUS intends to send a report to the President of the United States for decision on the matter or DSS refuses to accept any Remedial Actions whatsoever to mitigate FOCI; or

(iii) if any Legal Restraint permanently preventing or prohibiting the Merger shall be in effect and shall have become final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this clause (ii) shall have complied in all material respects with its obligations under Section 5.02 in respect of any such Legal Restraint (treating Parent and Merger Sub as one party);

(c) by Parent, if the Company breaches or fails to perform any of its representations, warranties or covenants contained in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 6.02(a) or Section 6.02(b) and (ii) cannot be or has not been cured prior to the earlier of (x) 30 days after the giving of written notice to the Company of such breach and (y) the second (2nd) business day prior to the Outside Date (provided that Parent and Merger Sub are not then in material breach of any representation, warranty or covenant contained in this Agreement);

(d) by Parent, prior to the date of the Stockholders Meeting, if an Adverse Recommendation Change has occurred;

(e) by the Company, if Parent or Merger Sub breaches or fails to perform any of its representations, warranties or covenants contained in this Agreement (without regard to any qualifications or exceptions contained therein as to materiality or Parent Material Adverse Effect), which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 6.03(a) or Section 6.03(b) and and (ii) cannot be or has not been cured prior to the earlier of (x) 30 days after the giving of written notice to Parent or Merger Sub of such breach and (y) the second (2nd) business day prior to the Outside Date (provided that the Company is not then in material breach of any representation, warranty or covenant contained in this Agreement);

(f) by the Company if (i) the Company Board has received a Superior Company Proposal that did not result from a breach of the Company’s obligations under Section 4.03, (ii) the Company Board has complied with the provisions of Section 4.03(d) and (iii) the Company has paid, or simultaneously with the termination of this Agreement pays, the fee due under Section 5.05;

(g) by the Company if (A) all of the conditions set forth in Section 6.01 and 6.02 have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Merger Closing but subject to such conditions being capable of being satisfied at the Merger Closing), (B) Parent or Merger Sub fail to complete the Merger Closing by the date the Merger Closing is required to have occurred pursuant to Section 1.02, (C) the Company has delivered an written notice to Parent confirming that, if the Financing is funded, it stands ready, willing and able to consummate the Merger and other Transactions and (D) Parent and Merger Sub fail to consummate the Merger within two business days following delivery of such written confirmation to Parent; or

(h) by either the Company or Parent if the approval by the stockholders of the Company required for the consummation of the Merger shall not have been obtained by reason of the failure to obtain the Company Requisite Vote at the Stockholders Meeting (or any adjournments or postponements thereof) at which the Merger is voted upon.

SECTION 7.02 Effect of Termination. In the event of termination of this Agreement by either the Company or Parent as provided in Section 7.01, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Parent or Merger Sub, on the one hand, or the Company, on the other hand (except that, subject to Section 5.05(c) and (d), nothing herein shall relieve any party (treating Parent and Merger Sub as one party) from liabilities or obligations resulting from the Willful Breach by such party (treating Parent and Merger Sub as one party) of any representation, warranty or covenant set forth in this Agreement), other than, Section 2.19, Section 3.06, the last sentence of Section 5.01, Section 5.05, the fee and expense obligations of Parent in Section 5.15(f), the last sentence of Section 5.15(g), Section 5.16(a), Section 5.16(b), this Section 7.02, Section 7.03 and Article VIII, which provisions shall survive such termination.

SECTION 7.03 Amendment; Extension; Waiver. This Agreement may be amended by the parties at any time prior to the Closing Date. At any time prior to the Closing Date, the parties may (i) extend the time for the performance of any of the obligations or other acts of the other parties, (ii) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement or (iii) waive compliance with any of the agreements or conditions contained in this Agreement. This Agreement may not be amended or supplemented after the Closing Date.

A-39

(a) This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties prior to the Closing Date. Any agreement on the part of a party to any extension or waiver with respect to this Agreement shall be valid only if set forth in an instrument in writing signed on behalf of such party prior to the Closing Date. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights. No amendments or modifications to the provisions of which the Third Party Financing Related Parties or Non-Recourse Parties are expressly made third-party beneficiaries pursuant to Section 8.07(a) shall be permitted in a manner materially adverse to any such Third Party Financing Related Party or Non-Recourse Party without the prior written consent of such Third Party Financing Related Party or Non-Recourse Party (which shall not be unreasonably withheld, conditioned or delayed).

SECTION 7.04 Procedure for Termination, Amendment, Extension or Waiver. A termination of this Agreement pursuant to Section 7.01 or an amendment of this Agreement or an extension or waiver with respect to this Agreement pursuant to Section 7.03 shall, in order to be effective, require, in the case of Parent, Merger Sub or the Company, action by its board of directors or the duly authorized designee of its board of directors. Termination of this Agreement pursuant to Section 7.01 shall not require the approval of the stockholders of the Company.

ARTICLE VIII

General Provisions

SECTION 8.01 No Survival of Representations and Warranties. None of the representations, warranties, covenants, obligations or other agreements in this Agreement or in any certificate, statement or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants, obligations, agreements and other provisions shall survive the Effective Time (and there shall be no liability after the Effective Time in respect thereof). Notwithstanding the foregoing, this Section 8.01 shall not limit any covenant or agreement of the parties which by its terms contemplates performance in whole or in part after the Effective Time. The Confidentiality Agreement shall (a) survive termination of this Agreement in accordance with its terms and (b) terminate as of the Effective Time.

SECTION 8.02 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery by hand, by facsimile, by registered or certified mail (postage prepaid, return receipt requested), or by email to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)	if to Parent or Merger Sub, to

Avantor, Inc.

3477 Corporate Parkway

Center Valley, PA 18034

Fax: (610) 573-2602

Attention: Joseph Braun, Chief Legal Officer

Email: joseph.braun@avantorinc.com

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Fax: (212) 455-2502

Attention: Alan Klein

Elizabeth A. Cooper

Benjamin P. Schaye

Email:	aklein@stblaw.com;

ecooper@stblaw.com

Ben.Schaye@stblaw.com

(b)	if to the Company, to

VWR Corporation

Radnor Corporate Center

Building One, Suite 200

100 Matsonford Road

Radnor, Pennsylvania 19087

Fax: (484) 881-6535

A-40

Attention: George Van Kula, General Counsel

Email: George_VanKula@vwr.com

with a copy (which shall not constitute notice) to:

Kirkland &Ellis LLP

300 North LaSalle Street

Chicago, IL 60654

Fax: (312) 862-2200

Attention: R. Scott Falk, P.C.

                   Sanford E. Perl, P.C.

                   Mark A. Fennell, P.C.

Email: sfalk@kirkland.com

                  sperl@kirkland.com

                  mfennell@kirkland.com

SECTION 8.03 Definitions. For purposes of this Agreement:

An “affiliate” of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such first Person. As used herein, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or other interests, by contract or otherwise; provided, however, that, for purposes of Section 5.02, in no event shall the Parent, Merger Sub or any of their Subsidiaries be considered an affiliate of any direct or indirect portfolio company of any investment fund affiliated with New Mountain Capital, L.L.C. nor shall any direct or indirect portfolio company of any investment fund affiliated with New Mountain Capital, L.L.C. be considered to be an affiliate of the Parent, Merger Sub or any of their subsidiaries.

“Book-Entry Shares” means shares of Company Common Stock not represented by certificates and held in the Direct Registration System.

A “business day” means any day on which the principal offices of the SEC in Washington, D.C., are open to accept filings or, in the case of determining a date when any payment is due, any day on which banks are not required or authorized by Law to close in New York, New York.

“CFIUS” means the Committee on Foreign Investment in the United States.

“CFIUS Approval” means, if CFIUS staff formally or informally requests the Parties to submit a CFIUS Notice, or if Parent or the Company determines it is advisable to submit a CFIUS Notice related to the Transactions contemplated by this Agreement (as set forth in Section 5.02(b)), or if a CFIUS Investigation has commenced for any reason, then Parent and the Company shall have received written notice from CFIUS that its review under the Exon-Florio Amendment of the Transactions has been concluded, and CFIUS shall have determined that there are no unresolved national security concerns with respect to the Transactions, and advised that action under the Exon-Florio Amendment, and any investigation related thereto, has been concluded with respect to the Transactions or CFIUS shall have sent a report to the President of the United States requesting the President’s decision on the joint voluntary notice submitted by the Company and Parent and either (i) the period under the Exon-Florio Amendment during which the President may announce his decision to take action to suspend or prohibit the transactions contemplated hereby shall have expired without any such action being announced or taken or (ii) the President shall have announced a decision not to take any action to suspend or prohibit the Transactions.

“CFIUS Investigation” means, prior to the Closing, a CFIUS review or investigation of the transactions contemplated by this Agreement under the Exon-Florio Amendment.

“Company ESPP” means the Company’s 2014 Employee Stock Purchase Plan as amended or modified in accordance with its terms.

“Company Material Adverse Effect” means any change, event, circumstance, effect or occurrence that (i) has, or would be reasonably expected to have, a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and the Company Subsidiaries, taken as a whole, or (ii) prevents or materially delays the consummation of the Merger and the other Transactions or the ability of the Company to perform its obligations under this Agreement in any material respect; provided, however, that for purpose of clause (i), none of the following shall be deemed either alone or in combination to constitute, and none of the following shall be taken into account in determining whether there has been a Company Material Adverse Effect: any change, event, circumstance, effect or occurrence that results or arises from

A-41

(A) general conditions in the industries in which the Company and the Company Subsidiaries operate, (B) general economic or regulatory, legislative or political conditions (or changes therein after the date hereof) or securities, credit, financial or other capital markets conditions (including changes after the date hereof generally in prevailing interest rates, currency exchange rates, credit markets and price levels or trading volumes), in each case in the United States, the European Union or elsewhere in the world in which the Company or the Company Subsidiaries operate, (C) any change or prospective change in applicable Law or GAAP (or interpretation or enforcement thereof), (D) any changes after the date hereof, in geopolitical conditions, the outbreak or escalation of hostilities, any acts or threats of war (whether or not declared), sabotage, terrorism or any epidemics, or any escalation or worsening of any such acts or threat of war (whether or not declared), sabotage, terrorism or any epidemics, (E) any hurricane, tornado, flood, volcano, earthquake or other natural or man-made disaster or any other national or international calamity or crises, (F) the failure of the Company to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics before, on or after the date of this Agreement, or changes or prospective changes in the market price or trading volume of the Company Common Stock or the credit rating of the Company (it being understood that the underlying facts giving rise or contributing to such failure or change may be taken into account in determining whether there has been a Company Material Adverse Effect if such facts are not otherwise excluded under this definition), (G) the execution, announcement and pendency of any of the Transactions, including any Proceeding in respect of this Agreement or any Transactions, (H) any legal or related Proceedings made or brought by any of the current or former stockholders of the Company (on their own behalf or on behalf of the Company) against the Company or the Company Board relating to, in connection with or arising out of the Merger or the other Transactions, including Schedule 14D-9, (I) to the extent resulting from the announcement of the Transactions and this Agreement, any loss of or change in relationship with any customer, supplier, vendor, service provider, collaboration partner or any other business partner, or departure of any employee or officer, of the Company or any of the Company Subsidiaries, (J) (1) any action taken by the Company or any of the Company Subsidiaries at Parent’s written request or with Parent’s written consent or (2) the failure to take any action by the Company or any of the Company Subsidiaries to the extent that Parent fails to give its consent after receipt of a written request therefor if (a) that action is prohibited by this Agreement and (b) had such action been taken, no Company Material Adverse Effect would have occurred, and (K) the identity of Parent, Merger Sub or their respective affiliates, except, in the case of clause (A), (B), (C), (D) or (E), to the extent that the Company and the Company Subsidiaries, taken as a whole, are disproportionately affected thereby as compared with other participants in the industries in which the Company and the Company Subsidiaries operate (in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether there has been a Company Material Adverse Effect).

“Company Related Party” means the Company and the Non-Recourse Parties of the Company.

“Company Stock Option” means any option (other than rights under the Company ESPP) to purchase Company Common Stock issued under the Company Stock Plan.

“Company Stock Plan” means the Company’s 2014 Equity Incentive Plan as amended or modified in accordance with its terms.

A “Contract” means, with respect to any person, any contract, lease, license, indenture, note, bond, agreement, concession, franchise or other binding instrument to which such person or its subsidiaries is a party or by which any of their respective properties, rights or assets is bound.

“Credit Facility” means the Credit Agreement, dated as of September 28, 2015, among VWR Funding Inc., each of the Foreign Subsidiary Borrowers from time to time party thereto, Citibank, N.A., as administrative agent and collateral agent for the Lenders, Citibank, N.A., Barclays Bank PLC, Goldman Sachs Bank USA, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and PNC Capital Markets LLC, as joint lead arrangers, Barclays Bank PLC and Goldman Sachs Bank USA, as co-syndication agents, Mizuho Bank, Wells Fargo Bank, National Association and BBVA Compass, as co-documentation agents, Sumitomo Mitsui Banking Corporation, as senior managing agent, and TD Bank, N.A., as managing agent

“Direct Registration System” means the service that provides for electronic direct registration of securities in a record holder’s name on the Company’s transfer books and allows shares to be transferred between record holders electronically.

“DSS Approval” means DSS shall have signed and returned to the Company an executed counterpart of the commitment letter submitted by Parent and the Company approving in principle the measures to be implemented to mitigate any FOCI issues arising from the participation of Parent in the Transactions.

“Equity Investors” means the equityholders of Parent and/or Vail Holdco Corp.

“Exon-Florio Amendment” means Section 721 of Title VII of the Defense Production Act of 1950, as amended (as codified at 50 U.S.C. § 4565) and the regulations promulgated thereunder.

“FATA” means the Australian Foreign Acquisitions and Takeovers Act 1975 (Cth).

A-42

“FIRB” means the Foreign Investment Review Board of Australia.

“Intellectual Property” means all intellectual and industrial property rights, including the following, in each case to the extent protectable under applicable Law: (a) issued patents and pending patent applications, together with any reissues, continuations, continuations-in-part, revisions, divisionals, extensions and reexaminations in connection therewith; (b) all trademarks, service marks, trade dress, logos and slogans and other source identifiers, together with any applications, registrations and renewals in connection therewith, and all goodwill associated with any of the foregoing; (c) Internet domain names; (d) copyrights and copyrightable works of authorship and any applications, registrations and renewals in connection therewith; and (e) trade secrets and know-how, including inventions, technologies, processes, methods, formulae and data.

“knowledge” means (a) in the case of the Company, the actual knowledge of the individuals listed on Section 8.03(a) of the Company Disclosure Letter and (b) in the case of Parent and Merger Sub, the actual knowledge of the individuals listed on Section 8.03(b) of the Company Disclosure Letter.

“made available” means (unless otherwise specified), with respect to a particular document, item or other piece of information, (i) that it has been made publicly available by the filing by the Company with, or furnishing by the Company to, the SEC or (ii) inclusion and availability in the virtual data room hosted by RR Donnelly in connection with the Transactions, in the case of clauses (i) and (ii), on or prior to 8:00 p.m. New York time on the business day prior to the execution of this Agreement.

“Marketing Period” means the first period of twenty (20) consecutive calendar days after the date of this Agreement during which Parent shall have received the Required Information; provided, however, that (w) the Marketing Period shall not commence until the earliest to occur of (1) the date on which the conditions in Section 6.01 and Section 6.02 are satisfied (other than those conditions therein that by their terms or nature are to be satisfied at the Merger Closing, but subject to such conditions being capable of being satisfied if the Merger Closing were to occur on any date within such period) and (2) January 2, 2018 and (3) October 4, 2017 (but in the case of this clause (3) only if at such time the conditions set forth in Section 6.01 (other than Section 6.01(c), Section 6.01(d) and Section 6.01(e)) and Section 6.02 (other than those conditions therein that by their terms or nature are to be satisfied at the Merger Closing, but subject to such conditions being capable of being satisfied as of such date) are satisfied or waived as of such date and the conditions set forth Section 6.01(c), Section 6.01(d) and Section 6.01(e) have been satisfied, waived and/or would reasonably be expected to be satisfied by the Outside Date (assuming no extension)); (x) none of May 29, 2017, July 3, 2017, July 4, 2017, November 22, 2017, November 23, 2017 and November 24, 2017 shall be deemed a calendar day for purposes of calculating the requisite number of days in the Marketing Period, (y) if the Marketing Period has not been completed prior to August 18, 2017, then the Marketing Period shall not commence until on or after September 5, 2017 and (z) if the Marketing Period has not been completed prior to December 19, 2017, then the Marketing Period shall not commence until on or after January 2, 2018; provided further, however, that, the Marketing Period shall not be deemed to have commenced if prior to the completion of the Marketing Period, (i) KPMG LLP shall have withdrawn its audit opinion with respect to any of the audited financial statements included in the Required Information, in which case the Marketing Period may not commence unless and until a new unqualified audit opinion is issued with respect to such audited consolidated financial statements included in the Required Information, by KPMG LLP or another independent public accounting firm of recognized national standing or otherwise reasonably acceptable to Parent, (ii) the Company Board (or audit committee thereof) shall have determined that a restatement of any financial statements included in the Required Information is required in accordance with GAAP, in which case such Marketing Period may not commence unless and until such restatement has been completed or the Company has determined and confirmed in writing to Parent and the Lenders that no such restatement is required in accordance with GAAP, (iii) the financial statements included in the Required Information that is available to Parent on the first day of any such twenty (20) consecutive calendar day period would be required to be updated under Rule 3-12 of Regulation S-X in order to be sufficiently current on any day during such twenty (20) consecutive calendar day period to permit a registration statement on Form S-1 using such financial statements to be declared effective by the SEC on the last day of such twenty (20) consecutive calendar day period, in which case the Marketing Period shall not be deemed to commence until the receipt by Parent of updated Required Information that would be required under Rule 3-12 of Regulation S-X to permit a registration statement on Form S-1 using such financial statements to be declared effective by the SEC on the last day of such new twenty (20) consecutive calendar day period or (iv) the Required Information contains any untrue statement of material fact or omits to state any material fact necessary in order to make the statements contained therein not misleading, in which case the Marketing Period shall not be deemed to commence unless and until such Required Information has been updated so that there is no longer any such untrue statement or omission. If the Company reasonably believes (in good faith) that it has provided all of the Required Information, it may deliver to Parent a written notice to that effect (stating when it believes it completed such delivery), so long as at the time of delivery of such notice all other requirements of this definition are satisfied, in which case the Company shall be deemed to have satisfied its requirements on the date specified in such notice and, subject to the provisos in the preceding sentence, the “Marketing Period” shall be deemed to have commenced on the date specified in such notice, unless Parent reasonably believes (in good faith) that the Company has not completed the delivery of the Required Information

A-43

and within two (2) business days after the delivery of such notice by the Company, Parent delivers a written notice to the Company to that effect (stating with specificity which Required Information the Company has not yet delivered to satisfy its obligations) (it being understood and agreed that, subject to the provisos in the preceding sentence, the Marketing Period shall commence on the first (1st) business day following the date on which the Company delivers, or causes to be delivered, the Required Information specifically identified by Parent in such notice).

“NISPOM” means the National Industrial Security Program Operating Manual, DOD 5220.22-M (January 1995), and any supplements, amendments or revised editions thereof.

“Non-Recourse Party” means, with respect to a party to this Agreement, any of such party’s former, current and future direct or indirect equity holders, controlling Persons, directors, officers, employees, legal counsel, financial advisors, agents, Representatives, affiliates, members, managers, general or limited partners, successors or assignees (or any former, current or future equity holder, controlling Person, director, officer, employee, legal counsel, financial advisors, agent, Representative, affiliate, member, manager, general or limited partner, successor or assignee of any of the foregoing).

“Parent Material Adverse Effect” means any change, effect, event or occurrence that prevents or materially delays (a) the consummation of the Merger and the other Transactions or (b) the ability of Parent or Merger Sub to perform their obligations under this Agreement in any material respect.

“Parent Related Party” means Parent, Merger Sub and their respective Non-Recourse Parties.

A “Person” means any individual, firm, corporation, partnership, company, limited liability company, estate, trust, joint venture, association, organization, Governmental Entity or other entity of any kind or nature or natural person.

A “Representative” of any Person means such Person’s officers, directors, employees, affiliates, investment bankers, attorneys, consultants, agents, financial advisors, other advisors or other representatives.

“Securitization Facility” means the Receivable Purchase Agreement, dated as of November 4, 2011, as amended, among VWR Receivables Funding, LLC, VWR International, LLC, the various Conduit Purchasers (as defined therein) from time to time party thereto, the various Related Committed Purchasers (as defined therein( from time to time party thereto, the various Purchaser Agents (as defined therein) from time to time party thereto, the various LC Participants (as defined therein) from time to time party thereto and PNC Bank, National Association, as administrator and as issuer of Letters of Credit (as defined therein).

A “subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, more than 50% of the equity interests of which) is owned directly or indirectly by such first Person.

“Tax Receivables Agreement” means the Income Tax Receivable Agreement, dated as of October 7, 2014, by and between the Company and VDH, as amended or modified in accordance with its terms.

“Third Party Financing Related Party” means any Lender or Preferred Equity Investor and any of its former, current and future direct or indirect equity holders, controlling Persons, directors, officers, employees, legal counsel, financial advisors, agents, Representatives, affiliates, members, managers, general or limited partners, successors or assignees (or any former, current or future equity holder, controlling Person, director, officer, employee, legal counsel, financial advisors, agent, Representative, affiliate, member, manager, general or limited partner, successor or assignee of any of the foregoing).

“U.S. Antitrust Laws” shall mean the Sherman Act, 15 U.S.C. §§ 1-7, as amended; the Clayton Act, 15 U.S.C. §§ 12-27, 29 U.S.C. §§ 52-53, as amended; the HSR Act; the Federal Trade Commission Act, 15 U.S.C. §§ 41-58, as amended; and all other U.S. federal and state statutes, rules, regulations, orders, decrees, administrative and judicial doctrines, and other U.S. Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

“Willful Breach” means, with respect to any breaches or failures to perform any of the covenants or other agreements contained in this Agreement, a material breach that is a consequence of an act or failure to act undertaken by the breaching party with knowledge that such party’s act or failure to act would, or would be reasonably expected to, result in or constitute a breach of this Agreement.

SECTION 8.04 Interpretation. The headings contained in this Agreement and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to “this Agreement” shall include the Company Disclosure Letter. All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any terms used in the Company Disclosure Letter, any Exhibit or any certificate or other document made or delivered pursuant hereto but not otherwise defined therein shall have

A-44

the meaning as defined in this Agreement. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The word “shall” shall be construed to have the same meaning as the word “will.” The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” The word “or” shall not be exclusive. The phrase “date of this Agreement” shall be deemed to refer to May 4, 2017. All references to “dollars” or “$” shall refer to the lawful currency of the United States. Unless the context requires otherwise (i) any definition of or reference to any Contract, instrument or other document or any Law herein shall be construed as referring to such Contract, instrument or other document or Law as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (iv) all references herein to Articles, Sections and Exhibits shall be construed to refer to Articles and Sections of, and Exhibits to, this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

SECTION 8.05 Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.

SECTION 8.06 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 8.07 Entire Agreement; Third-Party Beneficiaries; No Other Representations or Warranties.

(a) This Agreement, the Voting Agreement and the Confidentiality Agreement (i) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties and their affiliates, or any of them, with respect to the subject matter of this Agreement, the Voting Agreement and the Confidentiality Agreement and (ii) except for Section 5.04 and for the rights of the Third Party Financing Related Parties pursuant to Sections 5.05(d), 7.03(a), 8.10(c), 8.11 and 8.13 and this Section 8.07, are not intended to confer upon any Person other than the parties any rights or remedies. Notwithstanding clause (ii) of the immediately preceding sentence, following the Effective Time the provisions of Article I shall be enforceable by holders of Certificates and holders of Book-Entry Shares

(b) Except for the representations and warranties contained in Article II or in the certificate delivered pursuant to Section 6.02(c), each of Parent and Merger Sub acknowledges that neither the Company nor any Person on behalf of the Company makes any other express or implied representation or warranty with respect to the Company or any of the Company Subsidiaries or with respect to any other information made available to Parent or Merger Sub in connection with the Transactions. In connection with the due diligence investigation of the Company by Parent and Merger Sub, Parent and Merger Sub have received and may continue to receive from the Company certain estimates, projections, forecasts and other forward-looking information, as well as certain business plans and cost-related plan information, regarding the Company, the Company Subsidiaries and their respective businesses and operations. Parent and Merger Sub hereby acknowledge that there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking information, with which Parent and Merger Sub are familiar, that Parent and Merger Sub are making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts and other forward-looking information, as well as such business plans and cost-related plans, furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking information, business plans or cost-related plans), and that neither Parent nor Merger Sub has relied upon the Company or any of the Company Subsidiaries, or any of their respective shareholders, directors, officers, employees, affiliates, advisors, agents or representatives, or any other Person, with respect thereto. Accordingly, each of Parent and Merger Sub hereby acknowledge that neither the Company nor any of the Company Subsidiaries, nor any of their respective shareholders, directors, officers, employees, affiliates, advisors, agents or representatives, nor any other Person, has made or is making any representation or warranty or has or shall have any liability (whether pursuant to this Agreement, in tort or otherwise) with respect to such

A-45

estimates, projections, forecasts, forward-looking information, business plans or cost-related plans (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking information, business plans or cost-related plans), except as expressly set forth in Article II of this Agreement or in the certificate delivered pursuant to Section 6.02(c).

(c) Except for the representations and warranties expressly set forth in Article III, the Voting Agreement, the Commitment Letters and in the certificate delivered pursuant to Section 6.03(c), none of Parent, Merger Sub or any other Person on behalf of Parent or Merger Sub makes any other express or implied representation or warranty with respect to Parent or Merger Sub or in any certificate or other document delivered in connection with this Agreement.

SECTION 8.08 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

SECTION 8.09 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties; provided that Merger Sub may assign, in its sole discretion, any of or all its rights, interests and obligations under this Agreement to Parent or to any direct or indirect wholly owned subsidiary of Parent, but no such assignment shall relieve Merger Sub of any of its obligations under this Agreement; provided further that any such assignment shall not otherwise impede or delay the consummation of the Transactions or otherwise impede the rights of the stockholders of the Company under this Agreement. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors and assigns. Notwithstanding anything to the contrary contained in this Section 8.09, Parent and Merger Sub may pledge their rights hereunder as security to the Lenders or any of their financing sources (or any agent or collateral trustee for any such person); provided that no such assignment shall relieve Parent of any of its obligations hereunder.

SECTION 8.10 Specific Enforcement; Jurisdiction.

(a) The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions, or any other appropriate form of equitable relief, to prevent breaches of this Agreement and to enforce specifically the performance of the terms and provisions of this Agreement in any court referred to in Section 8.10(c), without proof of damages or otherwise (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The right to specific enforcement shall include the right of the Company to cause Parent and Merger Sub to cause the Merger and the other Transactions to be consummated on the terms and subject to the conditions set forth in this Agreement. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy. Each of the parties acknowledges and agrees that the right of specific enforcement is an integral part of the Transactions and without such right none of the parties would have entered into this Agreement.

(b) Notwithstanding anything to the contrary in this Agreement, including Section 8.10(a), it is explicitly agreed that the Company shall have the right to seek an injunction, specific performance or other equitable remedies in connection with enforcing Parent and Merger Sub’s obligations to effect the Merger Closing, if and only if: (i) the Marketing Period has ended and Parent is required to complete the Merger Closing pursuant to Section 1.02 and Parent fails to complete the Merger Closing by the date the Merger Closing is required to have occurred pursuant to Section 1.02, (ii) the financing provided for by the Financing (or, if alternative financing, as the case may be) has been funded or will be funded in accordance with the terms of the Commitment Letter at the Merger Closing and (iii) the Company has irrevocably confirmed in writing that, if specific performance is granted and the Financing is funded, then the Merger Closing will occur in accordance with Article I.

(c) Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware and to the jurisdiction of the United States District Court for the State of Delaware for the purpose of any Proceeding arising out of or relating to this Agreement or the actions of Parent, Merger Sub or the Company in the negotiation, administration, performance and enforcement thereof, and each of the parties hereby irrevocably agrees that all claims with respect to such Proceeding may be heard and determined exclusively in any Delaware state or Federal court. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Delaware Court of Chancery, any other court of the State of Delaware and any Federal court sitting in the State of Delaware in the event any Proceeding arises out of this Agreement, the Merger or any of the other Transactions, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) irrevocably consents to the service of process in any Proceeding arising out of or relating to this Agreement, the Merger or any of the other Transactions, on behalf of itself or its property, by U.S. registered mail to such party’s respective address set forth in Section 8.02 (provided that nothing in this Section 8.10(c) shall affect the right of any party to

A-46

serve legal process in any other manner permitted by Law) and (iv) agrees that it will not bring any Proceeding relating to this Agreement, the Merger or any of the other Transactions in any court other than the Delaware Court of Chancery (or, if the Delaware Court of Chancery shall be unavailable, any other court of the State of Delaware or any Federal court sitting in the State of Delaware). The parties hereto agree that a final trial court judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law; provided that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment. Notwithstanding anything to the contrary in this Agreement, each of the parties hereto acknowledges and irrevocably agrees: (i) that any Proceeding, whether at law or in equity, in contract, in tort or otherwise, involving the Third Party Financing Related Parties arising out of, or relating to this Agreement, the Financing or the performance of services thereunder or related thereto will be subject to the exclusive jurisdiction of any state or federal court sitting in the State of New York in the Borough of Manhattan and any appellate court thereof, and each of the parties submits to the exclusive jurisdiction of such court with respect to any such legal proceeding; (ii) not to bring or permit any of their affiliates to bring or support anyone else in bringing any such Proceeding in any other court; (iii) that service of process, summons, notice or document by registered mail addressed to them at their respective addresses provided in the Commitment Letter or in Section 8.02 will be effective service of process against them for any such Proceeding brought in any such court; (iv) to waive and hereby waive, to the fullest extent permitted by applicable Law, any objection which any of them may now or hereafter have to the laying of venue of, and the defense of an inconvenient forum to the maintenance of, any such Proceeding in any such court; (v) that any such Proceeding will be governed and construed in accordance with the laws of the State of New York. and (vi) to waive and hereby waive, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect of any such Proceeding

SECTION 8.11 Waiver of Jury Trial. Each party hereto hereby waives, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect of any Proceeding arising out of this Agreement, the Merger or any other Transaction. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such party would not, in the event of any Proceeding, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waiver and certifications in this Section 8.11.

SECTION 8.12 Remedies. Except as otherwise provided in this Agreement, the rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by applicable Law, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

SECTION 8.13 No Recourse. Notwithstanding any provision of this Agreement or otherwise, the parties to this Agreement agree on their own behalf and on behalf of their respective subsidiaries and affiliates that no Non-Recourse Party or any Third Party Financing Related Party shall have any liability relating to this Agreement or any of the Transactions except to the extent expressly agreed to in writing by such Non-Recourse Party or such Third Party Financing Related Party (as applicable).

SECTION 8.14 Cooperation. The parties agree to provide reasonable cooperation with each other and to execute and deliver such further documents, certificates, agreements and instruments and to take such actions as may be reasonably requested by the other parties to evidence or effect the Transactions and to carry out the intent and purposes of this Agreement.

[remainder of page intentionally blank; signature pages follow]

A-47

IN WITNESS WHEREOF, Parent, Merger Sub and the Company have duly executed this Agreement, all as of the date first written above.

Avantor, Inc., as Parent,

by	/s/ Michael Stubblefield
Name: Michael Stubblefield
Title: President and Chief Executive Officer

Vail Acquisition Corp, as Merger Sub,

by	/s/ Andre Moura
Name: Andre Moura
Title: Treasurer and Secretary

VWR Corporation, as Company,

by:	/s/ Manuel A.H. Brocke-Benz
Name: Manuel A.H. Brocke-Benz
Title: President and Chief Executive Officer

A-48

Exhibit A

to

Agreement and Plan of Merger

Certificate of Incorporation of the Surviving Corporation

A-49

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

VWR CORPORATION

FIRST: The name of the corporation (which is hereinafter referred to as the “Corporation”) is VWR Corporation.

SECOND: The name and address of the registered agent of the Corporation in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as from time to time amended.

FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is 1,000, all of which shares shall be Common Stock having a par value per share of $0.01.

FIFTH: In furtherance and not in limitation of the powers conferred by law, subject to any limitations contained elsewhere in this certificate of incorporation, bylaws of the Corporation may be adopted, amended or repealed by a majority of the board of directors of the Corporation, but any bylaws adopted by the board of directors may be amended or repealed by the stockholders entitled to vote thereon. Election of directors need not be by written ballot.

SIXTH: (a) To the fullest extent permitted by the General Corporation Law of the State of Delaware as it now exists or may hereafter be amended (but, in the case of any such amendment, only to the extent such amendment permits the Corporation to provide broader rights than permitted prior thereto), no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages arising from a breach of fiduciary duty as a director.

(b) Any amendment, repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such amendment, repeal or modification with respect to any act, omission or other matter occurring prior to such amendment, repeal or modification.

SEVENTH: To the fullest extent permitted by the General Corporation Law of the State of Delaware, the Corporation acknowledges that: (i) each stockholder (subject to the proviso below), director employed by New Mountain Capital, L.L.C. or one of its affiliates, officer affiliated with New Mountain Capital, L.L.C or one of its affiliates and any other officer or director of the Corporation specifically designated by New Mountain Capital, L.L.C or one of its affiliates (collectively, the “Exempted Persons”) shall have no duty (contractual or otherwise) not to, directly or indirectly, engage in the same or similar business activities or lines of business as the Corporation or any of its subsidiaries, including those deemed to be competing with the Corporation or any of its subsidiaries; and (ii) in the event that any Exempted Person acquires knowledge of a potential transaction or matter that may be a corporate opportunity for the Corporation, then such Exempted Person shall have no duty (contractual or otherwise) to communicate or present such corporate opportunity to the Corporation or any of its subsidiaries, as the case may be, and shall not be liable to the Corporation or its affiliates or stockholders for breach of any duty (contractual or otherwise) by reason of the fact that such Exempted Person, directly or indirectly, pursues or acquires such opportunity for itself, directs such opportunity to another person, or does not present such opportunity to the Corporation; provided, however, that this Article SEVENTH shall not apply to stockholders who are also officers or employees of the Corporation or any subsidiary of the Corporation (other than officers affiliated with New Mountain Capital, L.L.C or one of its affiliates (other than the Corporation)) or who are permitted transferees of any such person.

A-50

Exhibit B

to

Agreement and Plan of Merger

Index of Defined Terms

Location of Defined Term	Definition
Acceptable Confidentiality Agreement	Section 4.03(h)
Adverse Recommendation Change	Section 4.03(d)
affiliate	Section 8.03
Agreement	Preamble
Anti-Corruption Laws	Section 2.15(b)
Antitrust Laws	Section 2.05(b)
Appraisal Shares	Section 1.07(d)
Authorizations	Section 2.15(a)
Bankruptcy, Equity and Indemnity Exception	Section 2.04(a)
Book-Entry Shares	Section 8.03
business day	Section 8.03
Certificate of Merger	Section 1.03
Certificates	Section 1.08(b)
CFIUS	Section 8.03
CFIUS Approval	Section 8.03
CFIUS Investigation	Section 8.03
CFIUS Notice	Section 5.02(b)
Closing Date	Section 1.02
Code	Section 2.09(f)
Commitment Letters	Section 3.10(a)
Commonly Controlled Entity	Section 2.11(h)(i)
Company	Preamble
Company Balance Sheet	Section 2.06(d)
Company Benefit Agreement	Section 2.11(h)(ii)
Company Benefit Plan	Section 2.11(h)(iii)
Company Board	Section 2.04(b)
Company Board Recommendation	Section 2.04(b)
Company By-laws	Section 2.01
Company Charter	Section 2.01
Company Common Stock	Section 1.07
Company Disclosure Letter	Article II
Company Employee	Section 5.03(a)
Company ESPP	Section 8.03
Company Intellectual Property	Section 2.17(b)
Company Material Adverse Effect	Section 8.03
Company Preferred Stock	Section 2.02(a)
Company Registered Intellectual Property	Section 2.17(a)
Company Related Party	Section 8.03
Company Requisite Vote	Section 2.04(a)
Company RSUs	Section 1.09(b)
Company SEC Documents	Section 2.06(a)
Company Stock Option	Section 8.03
Company Stock Option Cash Consideration	Section 1.09(a)
Company Stock Plan	Section 8.03
Company Subsidiaries	Section 2.03(a)
Company Systems	Section 2.17(e)
Company Takeover Proposal	Section 4.03(h)
Company Termination Fee	Section 5.05(b)
Confidentiality Agreement	Section 5.01
Consent	Section 2.05(b)

A-51

Location of Defined Term	Definition
Continuation Period	Section 5.03(a)
Contract	Section 8.03
control	Section 8.03
Credit Facility	Section 8.03
DDTC	Section 2.05(b)
Debt Commitment Letter	Section 3.10(a)
Debt Financing	Section 3.10(a)
DGCL	Section 1.01
Direct Registration System	Section 8.03
DOJ	Section 5.02(b)
DSS	Section 2.05(b)
Effective Time	Section 1.03
Environmental Law	Section 2.16(b)
Equity Financing	Section 3.10(a)
Equity Investors	Section 8.03
ERISA	Section 2.11(h)(iii)
Exchange Act	Section 2.05(b)
Excluded Party	Section 4.03(h)
Existing D&O Policies	Section 5.04(c)
Existing Notes	Section 5.16(a)
Exon-Florio Amendment	Section 8.03
Filed Company SEC Documents	Article II
Financial Advisor	Section 2.19
Financing	Section 3.10(a)
Financing Agreements	Section 5.15(a)
FIRB Condition	Section 6.01(d)
FOCI	Section 5.02(d)
Foreign Antitrust Laws	Section
2.05(b)Foreign Person	Section 3.13
FSE	Section 2.15(c)
FTC	Section 5.02(b)
GAAP	Section 2.06(c)
Go-Shop Period	Section 4.03(a)
Go-Shop Period End Date	Section 4.03(a)
Governmental Entity	Section 2.05(b)
group	Section 4.03(h)
HSR Act	Section 2.05(b)
Indemnified Party	Section 5.04(b)
Indenture	Section 5.16(a)
Intellectual Property	Section 8.03
Intervening Event	Section 4.03(h)
Intervening Event Adverse Recommendation Change	Section 4.03(d)
ITAR	Section 2.05(b)
Judgment	Section 2.05(a)
knowledge	Section 8.03
Law	Section 2.05(a)
Leased Real Property	Section 2.12
Leases	Section 2.12
Legal Restraints	Section 6.01(a)
Lenders	Section 3.10(a)
Liens	Section 2.03(a)
made available	Section 8.03
Marketing Period	Section 8.03
Maximum D&O Tail Premium	Section 5.04(c)
Measurement Date	Section 2.02(a)

A-52

Location of Defined Term	Definition
Merger	Recitals
Merger Closing	Section 1.02
Merger Consideration	Recitals
Merger Sub	Preamble
Nasdaq	Section 2.05(b)
No-Shop Period Start Date	Section 4.03(c)
Non-Recourse Party	Section 8.03
Notes Paying Agent	Section 5.16(a)
Outside Date	Section 7.01(b)(i)
Owned Real Property	Section 2.12
Parent	Preamble
Parent Material Adverse Effect	Section 8.03
Parent Related Party	Section 8.03
Parent Termination Fee	Section 5.05(d)
Paying Agent	Section 1.08(a)
Payment Fund	Section 1.08(a)
Permitted Liens	Section 2.12
Person	Section 8.03
Preferred Equity Commitment Letter	Section 3.10(a)
Preferred Equity Financing	Section 3.10(a)
Preferred Equity Investor	Section 3.10(a)
Proceeding	Section 2.14
Prohibited Foreign Person	Section 5.15(j)
Proxy Statement	Section 2.07
Qualifying Company Takeover Proposal	Section 4.03(c)
Remedial Action	Section 5.02(c)
Representative	Section 8.03
Required Amount	Section 3.10(d)
Required Information	Section 5.15(f)
Restricted Stock	Section 1.09(c)
Sanctions Authority	Section 2.15(c)
SDN	Section 2.15(c)
SEC	Article II
SEC Clearance Date	Section 5.18
Section 262	Section 1.07(d)
Securities Act	Section 2.06(b)
Securitization Facility	Section 8.03
Solvent	Section 3.11
Specified Contract	Section 2.13(a)
SSI	Section 2.15(c)
subsidiary	Section 8.03
Stockholders Meeting	Section 5.18
Superior Company Proposal	Section 4.03(h)
Surviving Corporation	Section 1.01
Surviving Corporation Plans	Section 5.03(b)
Takeover Law	Section 2.20
Tax Receivables Agreement	Section 8.03
Tax Return	Section 2.09(i)(i)
Taxes	Section 2.09(i)(ii)
Third Party Financing Related Party	Section 8.03
Transactions	Recitals
Transfer Taxes	Section 5.07
Trustee	Section 5.16(a)
U.S. Antitrust Laws	Section 8.03
VDH	Recitals

A-53

Location of Defined Term	Definition
Voting Agreement	Recitals
Voting Company Debt	Section 2.02(c)
Willful Breach	Section 8.03

A-54

Annex B

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”), dated as of May 4, 2017, is entered into by and among Avantor, Inc., a Delaware corporation (“Parent”), Vail Acquisition Corp, a Delaware corporation (“Merger Sub”) and a wholly owned direct or indirect subsidiary of Parent, and Varietal Distribution Holdings, LLC, a Delaware limited liability company (the “Stockholder”).

WHEREAS, as of the date hereof, the Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the number of shares of common stock, par value $0.01 per share (“Common Stock”), of VWR Corporation, a Delaware corporation (the “Company”) set forth opposite the Stockholder’s name on Schedule A (all such shares set forth on Schedule A, together with any additional shares of Common Stock of the Company that are hereafter issued to, or otherwise acquired or owned, beneficially or of record, by, the Stockholder prior to the termination of this Agreement being referred to herein as the “Subject Shares”);

WHEREAS, concurrently with the execution hereof, Parent, Merger Sub and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof and as it may be amended, supplemented or waived from time to time in accordance with its terms (the “Merger Agreement”), which provides, among other things, for Merger Sub to merge with and into the Company (the “Merger”) with the Company continuing as the surviving corporation, upon the terms and subject to the conditions set forth in the Merger Agreement (capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement); and

WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent and Merger Sub have required that the Stockholder, and as an inducement and in consideration therefor, the Stockholder (solely in the Stockholder’s capacity as a holder of the Subject Shares) has agreed to, enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I

AGREEMENT TO VOTE

1.1 Agreement to Vote. Subject to the terms of this Agreement, the Stockholder hereby irrevocably and unconditionally agrees that, during the time this Agreement is in effect, at every annual or special meeting of the stockholders of the Company held with respect to the matters specified in Section 1.1(b), however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, the Stockholder shall, in each case to the fullest extent that the Subject Shares are entitled to vote thereon:

(a) cause the Subject Shares to be counted as present thereat for purposes of determining a quorum; and

(b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) a written consent with respect to, the Subject Shares:

(i) in favor of (A) adoption of the Merger Agreement and approval of the Merger and the other Transactions and (B) each of the actions contemplated by the Merger Agreement in respect of which approval of the Company’s stockholders is requested; and

(ii) against (A) any change in the Company Board, (B) any Company Takeover Proposal or any other proposal made in opposition to the Merger Agreement, the Merger or the transactions contemplated by the Merger Agreement, and (C) any other proposal or action that would constitute a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or of the Stockholder under this Agreement or that is intended or could reasonably be expected to prevent, frustrate, impede, interfere with, materially delay or adversely affect the Merger or other Transactions contemplated by the Merger Agreement.

(c) The Stockholder agrees that the obligations specified in this Section 1.1 shall not be affected by any Adverse Recommendation Change except to the extent the Merger Agreement is terminated as a result thereof.

(d) Other than as disclosed on Schedule 2.5, during the time this Agreement is in effect, the Stockholder shall retain at all times the right to vote the Subject Shares in the Stockholder’s sole discretion, and without any other limitation, on any matters other than those set forth in this Section 1.1 that are at any time or from time to time presented for consideration to the Company’s stockholders generally.

1.2 Grant of Irrevocable Proxy; Appointment of Proxy

(a) Stockholder hereby irrevocably grants to, and appoints, Parent and any duly appointed designee thereof, as, Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such

Stockholder, to attend any meeting of the shareholders of the Company on behalf of such Stockholder with respect to the matters set forth in Section 1.1(b)(i) and (ii), to include the Subject Shares in any computation for purposes of establishing a quorum at any such meeting of shareholders of the Company, and to vote all Subject Shares, or to grant a consent or approval in respect of the Subject Shares, in connection with any meeting of the shareholders of the Company or any action by written consent in lieu of a meeting of shareholders of the Company in accordance with the provisions of Section 1.1. Parent agrees not to exercise the proxy granted herein for any purpose other than with respect to the matters set forth in Section 1.1(b)(i) and (ii). Stockholder hereby affirms that the proxy set forth in this Section 1.2 is given in connection with the execution of the Merger Agreement, and that such proxy is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and, except as set forth in this Section 1.2, is intended to be irrevocable in accordance with the provisions of Section 212 of the DGCL during the term of this Agreement.

(b) Stockholder hereby represents that any proxies heretofore given in respect of the Subject Shares, if any, with respect to the matters set forth in Section 1.1(b)(i) and (ii) are revocable, and hereby revokes such proxies.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

Except as set forth on the schedules attached hereto (which shall be arranged in numbered and lettered sections corresponding to the numbered and lettered sections contained in this Article II, and the disclosure in any section shall be deemed to qualify or apply to other sections in this Article II to the extent it is reasonably apparent that such disclosure also qualifies or applies to such other sections), the Stockholder represents and warrants to Parent and Merger Sub that:

2.1 Organization, Power and Authority. The Stockholder is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware and the consummation by the Stockholder of the transactions contemplated hereby are within the Stockholder’s organizational powers and have been duly authorized by all necessary organizational actions on the part of the Stockholder.

2.2 Authorization; Binding Agreement. The Stockholder has full power and authority to execute, deliver and perform this Agreement. This Agreement has been duly and validly executed and delivered by the Stockholder, and, assuming due authorization, execution and delivery by Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Stockholder enforceable against the Stockholder in accordance with its terms (subject to the Bankruptcy, Equity and Indemnity Exception).

2.3 Non-Contravention. The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of the Stockholder’s obligations hereunder and the consummation by the Stockholder of the transactions contemplated hereby will not, (i) except as may be required by applicable U.S. Federal securities Laws, require any consent, approval, order, authorization or other action by, or filing with or notice to, any Person (including any Governmental Entity) under, constitute a default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any pledges, liens, charges, mortgages, encumbrances and security interests (collectively, “Liens”) on any of the Subject Shares pursuant to, any agreement, trust, commitment, order, judgment, writ, stipulation, settlement, award, decree or other instrument binding on the Stockholder, (ii) violate any provision of the Stockholder’s organizational documents, or (iii) result in a violation or breach of, or constitute a under any applicable Law, in case of each of clauses (i) and (ii), except as would not reasonably be expected to prevent or materially delay the consummation by the Stockholder of the transactions contemplated by this Agreement or otherwise adversely impact the Stockholder’s ability to perform its obligations hereunder in any material respect.

2.4 Ownership of Subject Shares; Total Shares. (i) The Stockholder is the record or beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the Subject Shares and has good, valid and marketable title to such Subject Shares free and clear of any Liens in respect of such Subject Shares, except as provided hereunder or pursuant to any applicable restrictions on transfer under the Securities Act (collectively, “Permitted Liens”) and (ii) the Subject Shares owned by the Stockholder are all of the equity securities of the Company owned, either of record or beneficially, by such Stockholder as of the date hereof.

2.5 Voting Power. Other than as provided in this Agreement, set forth on Schedule 2.5 or as would not reasonably be expected to prevent or materially delay the consummation by the Stockholder of the transactions contemplated by this Agreement or otherwise adversely impact the Stockholder’s ability to perform its obligations hereunder in any material respect, the Stockholder has full voting power with respect to the Subject Shares, full power of disposition, full power to issue instructions with respect to the matters set forth herein, and full power to agree to all of the matters set forth in this Agreement. The Stockholder has not appointed or granted any proxy inconsistent with this Agreement, which appointment or grant is still effective, with respect to the Subject Shares. Except as set forth on Schedule 2.5 or as would not reasonably be expected to prevent or materially delay the consummation by the Stockholder of the transactions contemplated by this Agreement or otherwise adversely impact the

B-2

Stockholder’s ability to perform its obligations hereunder in any material respect, none of the Subject Shares are directly bound by any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder.

2.6 Reliance. The Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Stockholder’s execution, delivery and performance of this Agreement.

2.7 Absence of Litigation. As of the date hereof, there is no Proceeding pending against, or, to the knowledge of the Stockholder, threatened in writing against the Stockholder or any of the Stockholder’s properties or assets (including the Subject Shares), nor, to the knowledge of the Stockholder, is there any investigation of a Governmental Entity pending or threatened in writing with respect to Stockholder, and the Stockholder is not subject to any outstanding order, writ, injunction or decree, that, in each case, would, individually or in the aggregate, reasonably be expected to prevent or materially delay the consummation by the Stockholder of the transactions contemplated by this Agreement or otherwise adversely impact the Stockholder’s ability to perform its obligations hereunder in any material respect.

2.8 Brokers. No broker, finder, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission for which the Company, Parent or Merger Sub is or will be liable in connection with the transactions contemplated hereby based upon arrangements made by or, to the knowledge of the Stockholder, on behalf of the Stockholder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Each of Parent and Merger Sub represent and warrant to the Stockholder that:

3.1 Organization; Power and Authority. Each of Parent and Merger Sub is duly organized, validly existing and in good standing under the Laws of the State of Delaware and consummation by Parent and Merger Sub of the transactions contemplated hereby are within each of Parent’s and Merger Sub’s organizational powers and have been duly authorized by all necessary organizational actions on the part of Parent and Merger Sub.

3.2 Authorization; Binding Agreement. Each of Parent and Merger Sub has full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. Each of Parent and Merger Sub has duly and validly executed and delivered this Agreement and, assuming due authorization, execution and delivery by the Stockholder, this Agreement constitutes its legal, valid and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms (subject to the Bankruptcy, Equity and Indemnity Exception).

3.3 Non-Contravention. The execution and delivery of this Agreement by each of Parent and Merger Sub does not, and the performance by Parent and Merger Sub of their obligations hereunder and the consummation by Parent and Merger Sub of the transactions contemplated hereby will not, (i) except as may be required by applicable U.S. Federal securities Laws, require any consent, approval, order, authorization or other action by, or filing with or notice to, any Person (including any Governmental Entity) under, constitute a default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration under any agreement, trust, commitment, order, judgment, writ, stipulation, settlement, award, decree or other instrument binding on Parent or Merger Sub, or (ii) violate any provision of Parent’s or Merger Sub’s organizational documents, in case of each of clauses (i) and (ii), except as would not reasonably be expected to prevent or materially delay the consummation by Parent and Merger of the transactions contemplated by this Agreement or otherwise adversely impact Parent’s and Merger’s ability to perform their obligations hereunder in any material respect.

3.4 Absence of Litigation. As of the date hereof, there is no Proceeding pending against, or, to the knowledge of Parent, threatened in writing against Parent, any of its subsidiaries or any of Parent’s or its subsidiaries’ properties or assets that would reasonably be expected to prevent or materially delay the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement or otherwise adversely impact Parent’s or Merger Sub’s ability to perform its obligations hereunder in any material respect.

ARTICLE IV

ADDITIONAL COVENANTS OF THE STOCKHOLDER

The Stockholder hereby covenants and agrees that until the termination of this Agreement:

4.1 No Transfer; No Inconsistent Arrangements. Except as expressly provided hereunder or pursuant to Article I of the Merger Agreement, from and after the date hereof and until this Agreement is terminated in accordance with Section 5.2, the Stockholder shall not, directly or indirectly, (i) grant or create any Lien, other than Permitted Liens, on any or all of the Subject Shares, (ii) transfer, sell, assign, tender, gift, hedge, pledge or otherwise dispose (whether by sale, liquidation, dissolution,

B-3

dividend or distribution) of, or enter into any derivative arrangement with respect to (collectively, “Transfer”), any of the Subject Shares, or any right, title or interest therein (including any right or power to vote to which the Stockholder may be entitled) (or consent to any of the foregoing), (iii) enter into (or caused to be entered into) any Contract with respect to any Transfer of the Subject Shares, (iv) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any of the Subject Shares, (v) deposit or permit the deposit of any of the Subject Shares into a voting trust or enter into a voting agreement or similar arrangement, commitment or understanding with respect to any of the Subject Shares or (vi) take or permit any other action that would reasonably be expected to prevent or materially restrict, disable or delay the consummation by the Stockholder of the transactions contemplated by this Agreement or otherwise adversely impact the Stockholder’s ability to perform its obligations hereunder in any material respect. Notwithstanding the foregoing, (x) direct or indirect Transfers of equity or other interests in the Stockholder by its equityholders is not prohibited by this Section 4.1 and (y) the Stockholder may make Transfers of Subject Shares as Parent may, in its sole discretion, agree in writing. Any Transfer in violation of this Section 4.1 shall be null and void ab initio. If any involuntary Transfer of any of the Subject Shares shall occur (including, but not limited to, a sale by Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until is terminated in accordance with Section 5.2.

4.2 No Exercise of Appraisal Rights; Actions. The Stockholder (i) waives and agrees not to exercise any rights (including, without limitation, under Section 262 of the Delaware General Corporation Law) to demand appraisal of any of the Subject Shares or any rights to dissent from the Merger that the Stockholder may have (collectively, “Appraisal Rights”); (ii) agrees not to commence, participate in or voluntarily aid in any way any claim or proceeding to seek (or file any petition related to) Appraisal Rights in connection with the Merger; and (ii) agrees not to commence or join in, and agrees to take all actions necessary to opt out of, any class in any class action with respect to any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective successors (x) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (y) alleging breach of any fiduciary duty of any Person in connection with the negotiation and entry into the Merger Agreement or the transactions contemplated thereby. Notwithstanding the foregoing, nothing in this Section 4.2 shall constitute, or be deemed to constitute, a waiver or release by the Stockholder of any claim or cause of action against Parent or Merger Sub to the extent arising out of a breach of this Agreement by Parent or Merger Sub.

4.3 Documentation and Information. Except as required by applicable Law (including without limitation the filing of a Schedule 13D with the SEC which may include this Agreement as an exhibit thereto), the Stockholder shall not make any public announcement regarding this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby without the prior written consent of Parent (which consent may be withheld in Parent’s sole discretion). The Stockholder consents to and hereby authorizes Parent and Merger Sub to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent or Merger Sub reasonably determines to be necessary in connection with the Offer, the Merger and any transactions contemplated by the Merger Agreement, the Stockholder’s identity and ownership of the Subject Shares, the existence of this Agreement and the nature of the Stockholder’s commitments and obligations under this Agreement, and the Stockholder acknowledges that Parent and Merger Sub may, in Parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Entity. The Stockholder agrees to promptly give Parent any information that is in its possession that Parent may reasonably request for the preparation of any such disclosure documents, and the Stockholder agrees to promptly notify Parent of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that the Stockholder shall become aware that any such information shall have become false or misleading in any material respect.

4.4 No Solicitation. Subject to Section 5.14, the Stockholder shall not, and shall cause its directors and officers in their capacities as such not to, and shall direct its other Representatives not to (a) directly or indirectly solicit, initiate or knowingly encourage or facilitate any inquiries, proposals or offers with respect to or that would reasonably be expected to lead to, or the submission of, any Company Takeover Proposal, (b) execute or enter into any agreement or understanding with respect to any Company Takeover Proposal, (c) directly or indirectly participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or take any other action to facilitate the making of any proposal that constitutes, or would reasonably be expected to lead to, any Company Takeover Proposal, (d) take any action to make the provisions of any Takeover Law or any restrictive provision of any applicable anti-takeover provision in the Certificate of Incorporation or By-laws inapplicable to any transactions contemplated by a Company Takeover Proposal or (e) authorize, commit or agree to do any of the foregoing. The Stockholder shall, and shall cause its directors and officers in their capacities as such to, and shall direct its other Representatives to, immediately cease all communications, solicitations, discussions and negotiations regarding any inquiry, proposal or offer pending on the date of this Agreement that constitutes, or would reasonably be expected to lead to, a Company Takeover Proposal; provided, however, that, notwithstanding anything in this Agreement to the contrary, the Stockholder may

B-4

(and may permit its directors, officers and Representatives to) participate in discussions and negotiations with any Person and/or its Representatives making a Company Takeover Proposal with respect to the willingness of the Stockholder to support and sign a voting agreement on terms and conditions substantially similar to those contained herein if such Company Takeover Proposal is a Qualifying Company Takeover Proposal, solely if (i) the Company is engaging in discussions or negotiations with such Person in accordance with Section 4.03 of the Merger Agreement and (ii) the Stockholder’s negotiations and discussions are in conjunction with and ancillary to the Company’s discussions and negotiations. Nothing in this Section 4.4 shall prohibit the Stockholder or its Representatives from informing any Person of the existence of the provisions contained in this Section 4.4.

4.5 Adjustments. In the event of any stock split (including a reverse stock split), stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or similar transaction with respect to the capital stock of the Company that affects the Subject Shares, the terms of this Agreement shall apply to the resulting securities.

4.6 Further Assurances.

(a) Each of the parties hereto shall execute and deliver any additional certificate, instruments and other documents, and take any additional actions, as may be reasonably necessary or appropriate to carry out and effectuate the purpose and intent of this Agreement.

(b) The Stockholder agrees, while this Agreement is in effect, to notify Parent promptly in writing of the number and description of any Subject Shares acquired by the Stockholder after the date hereof which are not set forth on Schedule A hereto.

ARTICLE V

MISCELLANEOUS

5.1 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery by hand, by facsimile, by registered or certified mail (postage prepaid, return receipt requested), or by email to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)	if to Parent or Merger Sub, to

Avantor, Inc.

3477 Corporate Parkway

Center Valley, PA 18034

Fax: (610) 573-2610

Attention: Michael Stubblefield

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Fax: (212) 455-2502

Attention: Alan Klein;

                      Elizabeth Cooper

Email:      aklein@stblaw.com

                      ecooper@stblaw.com

(b) if to the Stockholder, to

Varietal Distribution Holdings, LLC

c/o Madison Dearborn Partners, LLC

Three First National Plaza, Suite 4600

Chicago, Illinois 60602

Fax: (312) 895-1261

Attention: Nicholas W. Alexos

B-5

with a copy (which shall not constitute notice) to:

Kirkland &Ellis LLP

300 North LaSalle Street

Chicago, IL 60654

Fax: (312) 862-2200

Attention: R. Scott Falk, P.C.

                           Sanford E. Perl, P.C.

                           Mark A. Fennell, P.C.

Email: sfalk@kirkland.com

                 sperl@kirkland.com

                 mfennell@kirkland.com

5.2 Termination. This Agreement shall terminate automatically and be of no further force or effect, without any notice or other action by any Person, upon the first to occur of (i) the valid termination of the Merger Agreement in accordance with its terms, (ii) the Effective Time, (iii) the date of any material modification, waiver or amendment to any provision of the Merger Agreement that reduces the amount, changes the form or otherwise adversely affects the consideration payable to the Stockholder pursuant to the Merger Agreement as in effect on the date hereof, and (iv) the mutual written consent of all of the parties hereto. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that solely in the event of a termination of this Agreement pursuant to clause (i) above, (x) nothing set forth in this Section 5.2 shall relieve any party from liability for any willful and material breach of this Agreement prior to termination hereof and (y) the provisions of this Article V shall survive any termination of this Agreement.

5.3 Amendments and Waivers. This Agreement may not be modified, amended, altered or supplemented except by an instrument in writing signed on behalf of each of the parties hereto. Any agreement on the part of a party to any extension or waiver with respect to this Agreement shall be valid only if set forth in an instrument in writing signed on behalf of such party. The delay or failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

5.4 Expenses. All fees and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Merger is consummated.

5.5 Binding Effect; Benefit; Assignment. The parties hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other party, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by any of the parties (whether by operation of Law or otherwise) without the prior written consent of the other parties, except to the extent that such rights, interests or obligations are assigned pursuant to a Transfer expressly permitted under Section 4.2. No assignment by any party shall relieve such party of any of its obligations hereunder. Subject to the foregoing, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

5.6 Governing Law; Venue.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

(b) Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware and to the jurisdiction of the United States District Court for the State of Delaware for the purpose of any Proceeding arising out of or relating to this Agreement or the actions of Parent, Merger Sub or the Stockholder in the negotiation, administration, performance and enforcement thereof, and each of the parties hereby irrevocably agrees that all claims with respect to such Proceeding may be heard and determined exclusively in any Delaware state or Federal court. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Delaware Court of Chancery, any other court of the State of Delaware and any Federal court sitting in the State of Delaware in the event any Proceeding arises out of this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) irrevocably consents to the service of process in any Proceeding arising out of or relating to this Agreement, on behalf of itself or its property, by U.S. registered mail to such party’s address set forth in Section 5.1 (provided that nothing in this Section 5.6(b) shall affect the right of any party to serve legal process in any other manner permitted by Law) and (iv) agrees that it will not bring any Proceeding relating to this Agreement in any court other than the Delaware Court of Chancery (or, if the Delaware Court of Chancery shall be unavailable, any other court of the State of

B-6

Delaware or any Federal court sitting in the State of Delaware). The parties hereto agree that a final trial court judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law; provided that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment.

(c) Each party hereto hereby waives, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect of any Proceeding arising out of this Agreement. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such party would not, in the event of any Proceeding, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waiver and certifications in this Section 5.6.

5.7 Counterparts; Delivery by Facsimile or Email. This Agreement may be executed by facsimile and in one or more counterparts, and by the different parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Agreement, and any amendments hereto, waivers hereof or consents or notifications hereunder, to the extent signed and delivered by means of a facsimile machine or by email with facsimile or scan attachment, shall be treated in all manner and respects as an original contract and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any party, each other party shall re-execute original forms thereof and deliver them to all other parties. No party shall raise the use of a facsimile machine or email to deliver a signature or the fact that any signature or Contract was transmitted or communicated through the use of facsimile machine or by email with facsimile or scan attachment as a defense to the formation of a contract, and each such party forever waives any such defense.

5.8 Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties and their affiliates, or any of them, with respect to the subject matter of this Agreement.

5.9 Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

5.10 Specific Performance. The parties agree that irreparable damage may occur if any provision of this Agreement were not performed in accordance with the terms hereof, and, accordingly, that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. In any Proceeding for specific performance, the parties will waive any requirement for the securing or posting of any bond in connection with the remedies referred to in this Section 5.10.

5.11 Headings. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

5.12 Mutual Drafting. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

5.13 Interpretation. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The word “shall” shall be construed to have the same meaning as the word “will.” The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” Unless the context requires otherwise (i) any definition of or reference to any Contract, instrument or other document or any Law herein shall be construed as referring to such Contract, instrument or other document or Law as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (iv) all references herein to Articles and Sections shall be construed to refer to Articles and Sections of this Agreement.

B-7

5.14 Capacity as Stockholder. Notwithstanding anything herein to the contrary, (i) the Stockholder signs this Agreement solely in the Stockholder’s capacity as a stockholder of the Company, and not in any other capacity and this Agreement shall not limit or otherwise affect the actions of the Stockholder or any affiliate, employee or designee of the Stockholder or any of its affiliates in its capacity, if applicable, as an officer or director of the Company or any other Person, and (ii) nothing herein shall in any way restrict a director or officer of the Company in the taking of any actions (or failure to act) in his or her capacity as a director or officer of the Company, or in the exercise of his or her fiduciary duties as a director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer.

5.15 No Agreement Until Executed. This Agreement shall not be effective unless and until (i) the Merger Agreement is executed by all parties thereto and (ii) this Agreement is executed by all parties hereto.

5.16 No Ownership Interest. Except as otherwise provided herein, nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to the Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the Stockholder, and neither Parent nor Merger Sub shall have any authority to manage, direct, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct the Stockholder in the voting of any of the Shares, except as otherwise provided herein.

[Signature Page Follows]

B-8

The parties are executing this Agreement on the date set forth in the introductory clause.

AVANTOR, INC.

By:	/s/ Michael Stubblefield
Name: Michael Stubblefield
Title: President and Chief Executive Officer

VAIL ACQUISITION CORP

By:	/s/ Andre Moura
Name: Andre Moura
Title: Treasurer and Secretary

[Signature Page to Voting and Support Agreement]

B-9

VARIETAL DISTRIBUTION HOLDINGS, LLC

By:	/s/ Nicholas W. Alexos
	Name:	Nicholas W. Alexos
	Title:	Secretary

[Signature Page to Voting and Support Agreement]

B-10

Schedule A

Name of Stockholder	Number of Shares
Varietal Distribution Holdings, LLC	45,750,000

B-11

Schedule 2.5

Registration Rights Agreement, dated as of October 7, 2014, by and between VWR Corporation and Varietal Distribution Holdings, LLC.

Director Nomination Agreement, dated as of October 7, 2014, by and among VWR Corporation, Varietal Distribution Holdings, LLC, and Madison Dearborn Capital Partners V-A, L.P., Madison Dearborn Capital Partners V-C, L.P., Madison Dearborn Capital Partners V Executive-A, L.P., MDCP Co-Investors (Varietal), L.P. and MDCP Co-Investors (Varietal-2), L.P.

B-12

ANNEX C

Merrill Lynch, Pierce, Fenner & Smith Incorporated	GLOBAL CORPORATE & INVESTMENT BANKING

May 4, 2017

The Board of Directors

VWR Corporation

Radnor Corporate Center

Building One, Suite 200

100 Matsonford Road

Radnor, Pennsylvania 19087

Members of the Board of Directors:

We understand that VWR Corporation (“VWR”) proposes to enter into an Agreement and Plan of Merger (the “Agreement”), among VWR, Avantor, Inc. (“Avantor”) and Vail Acquisition Corp, a wholly owned subsidiary of Avantor (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into VWR (the “Merger”) and each outstanding share of the common stock, par value $0.01 per share, of VWR (“VWR Common Stock”) will be converted into the right to receive $33.25 in cash (the “Consideration”). The terms and conditions of the Merger are more fully set forth in the Agreement.

You have requested our opinion as to the fairness, from a financial point of view, to the holders of VWR Common Stock of the Consideration to be received by such holders in the Merger.

In connection with this opinion, we have, among other things:

(i)	reviewed certain publicly available business and financial information relating to VWR;

(ii)	reviewed certain internal financial and operating information with respect to the business, operations and prospects of VWR furnished to or discussed with us by the management of VWR, including certain financial forecasts relating to VWR prepared by the management of VWR (such forecasts, “VWR Forecasts”);

(iii)	discussed the past and current business, operations, financial condition and prospects of VWR with members of senior management of VWR;

(iv)	reviewed the trading history for VWR Common Stock and a comparison of that trading history with the trading histories of other companies we deemed relevant;

(v)	compared certain financial and stock market information of VWR with similar information of other companies we deemed relevant;

(vi)	compared certain financial terms of the Merger to financial terms, to the extent publicly available, of other transactions we deemed relevant;

(vii)	considered the results of our efforts on behalf of VWR to solicit, at the direction of VWR, indications of interest from third parties with respect to a possible acquisition of VWR;

(viii)	reviewed drafts, (a) dated May 4, 2017, of the Agreement, (b) dated May 4, 2017, of the credit facilities commitment letter, by and among Avantor and the agents and lenders party thereto, (c) dated May 4, 2017, of the preferred equity commitment letter, by and among Avantor and the Preferred Equity Investor (as defined in the Merger Agreement), and (d) dated May 3, 2017, of the voting and support agreement, by and between VWR and an affiliate of Madison Dearborn Partners, LLC (“MDP”) (such debt commitment letter, preferred equity commitment letter, and voting and support agreement, together with the Agreement, the “Transaction Agreements,” and such drafts, the “Draft Transaction Agreements”); and

(ix)	performed such other analyses and studies and considered such other information and factors as we deemed appropriate.

The Board of Directors

VWR Corporation

In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and have relied upon the assurances of the management of VWR that it is not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the VWR Forecasts, we have been advised by VWR, and we have assumed, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of VWR as to the future financial performance of VWR. We have not made or been provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of VWR, nor have we made any physical inspection of the properties or assets of VWR. We have not evaluated the solvency or fair value of VWR, Avantor or any other entity under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We have assumed, at the direction of VWR, that the Merger will be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Merger, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, will be imposed that would have an adverse effect on VWR or the contemplated benefits of the Merger. We also have assumed, at the direction of VWR, that the final executed Transaction Agreements will not differ in any material respect from the Draft Transaction Agreements reviewed by us.

We express no view or opinion as to any terms or other aspects or implications of the Merger (other than the Consideration to the extent expressly specified herein), including, without limitation, the form or structure of the Merger, any related transactions or any other agreement, arrangement or understanding entered into in connection with or related to the Merger or otherwise. Our opinion is limited to the fairness, from a financial point of view, of the Consideration to be received by holders of VWR Common Stock and no opinion or view is expressed with respect to any consideration received in connection with the Merger by the holders of any class of securities, creditors or other constituencies of any party. In addition, no opinion or view is expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Merger, or class of such persons, relative to the Consideration or otherwise. Furthermore, no opinion or view is expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to VWR or in which VWR might engage or as to the underlying business decision of VWR to proceed with or effect the Merger. We also are not expressing any view or opinion with respect to, and we have relied, at the direction of VWR, upon the assessments of representatives of VWR regarding, legal, regulatory, accounting, tax and similar matters relating to VWR or the Merger, as to which matters we understand that VWR obtained such advice as it deemed necessary from qualified professionals. In addition, we express no opinion or recommendation as to how any stockholder should vote or act in connection with the Merger or any related matter.

We have acted as financial advisor to VWR in connection with the Merger and will receive a fee for our services, a portion of which is payable upon delivery of this opinion and the principal portion of which is contingent upon consummation of the Merger. In addition, VWR has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement.

We and our affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of our businesses, we and our affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of VWR and certain of its affiliates (including MDP and certain of its affiliates and portfolio companies) and Avantor and certain of its affiliates (including New Mountain Capital, L.L.C. (“NMC”) and certain of its affiliates and portfolio companies).

We and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to VWR and certain of its affiliates, including MDP and certain of its affiliates and portfolio companies, and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as financial advisor to certain affiliates of VWR, including certain affiliates and portfolio companies of MDP, in connection with certain M&A transactions, (ii) having acted or acting as a book-running manager and/or underwriter for certain debt and equity offerings of VWR and certain of its affiliates, including certain affiliates and portfolio companies of MDP, (iii) having acted or acting as a bookrunner and/or manager for certain block trades by MDP of VWR Common Stock, (iv) having acted as a dealer manager for a debt tender offer of an affiliate and portfolio company of MDP, (v) having acted or acting as an

C-2

The Board of Directors

VWR Corporation

administrative agent, collateral agent, bookrunner and arranger for, and/or as a lender under, certain term loans, letters of credit, credit facilities and other credit arrangements of VWR and/or certain of its affiliates, including MDP and/or certain of its affiliates and portfolio companies (including acquisition financing), (vi) having provided or providing certain trading services to VWR and/or certain of its affiliates, including MDP and/or certain of its affiliates and portfolio companies, (vii) having provided or providing certain managed investments services and products to VWR and/or certain of its affiliates, including MDP and/or certain of its affiliates and portfolio companies and (viii) having provided or providing certain treasury management products and services to VWR and/or certain of its affiliates, including MDP and/or certain of its affiliates and portfolio companies.

In addition, we and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Avantor and certain of its affiliates, including NMC and certain of its affiliates and portfolio companies, and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as financial advisor to certain affiliates of Avantor, including NMC and/or certain of its affiliates and portfolio companies, in connection with certain M&A transactions, (ii) having acted or acting as a book-running manager and/or underwriter for certain debt and equity offerings of certain affiliates of Avantor, including certain affiliates and portfolio companies of NMC, (iii) having acted or acting as an administrative agent, collateral agent, bookrunner and/or arranger for, and/or as a lender under, certain term loans, letters of credit, credit and leasing facilities and other credit arrangements of Avantor and/or certain of its affiliates, including NMC and/or certain of its affiliates and portfolio companies (including acquisition financing), (iv) having provided or providing certain derivatives, foreign exchange and other trading services to Avantor and/or certain of its affiliates, including NMC and/or certain of its affiliates and portfolio companies, (v) having provided or providing certain managed investments services and products to Avantor and/or certain of its affiliates, including NMC and/or certain of its affiliates and portfolio companies, and (vi) having provided or providing certain treasury management products and services to Avantor and/or certain of its affiliates, including NMC and/or certain of its affiliates and portfolio companies.

It is understood that this letter is for the benefit and use of the Board of Directors of VWR (in its capacity as such) in connection with and for purposes of its evaluation of the Merger.

Our opinion is necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise, or reaffirm this opinion. The issuance of this opinion was approved by a fairness opinion review committee of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion on the date hereof that the Consideration to be received in the Merger by holders of VWR Common Stock is fair, from a financial point of view, to such holders.

Very truly yours,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

C-3

Annex D

Section 262 of the General Corporation Law of the State of Delaware

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title and, subject to paragraph (b)(3) of this section, § 251(h) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 251(h), § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4) In the event of an amendment to a corporation’s certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word “amendment” substituted for the words “merger or consolidation,” and the word “corporation” substituted for the words “constituent corporation” and/or “surviving or resulting corporation.”

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was

D-2

filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease.

D-3

Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

D-4

VWR®
We Enable Science
VWR Corporation
Radnor Corporate Center
Building One, Suite 200
100 Matsonford Road
Radnor, PA 19087

VWR We Enable Science VWR CORPORATION RADNOR CORPORATE CENTER BUILDING ONE, SUITE 200 100 MATSONFORD ROAD, P.O. BOX 6660 RADNOR, PA 19087 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on [ ], 2017. Have your proxy card in hand when you access the web site and follow the instructions below to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE—1-800-454-8683 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on [ ], 2017. Have your proxy card in hand when you call and then follow the instructions below.

VOTE BY MAIL Mark, sign and date and return this proxy card in the postage-paid envelope provided to you or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 so that it is received no later than [], 2017.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by the Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The Board of Directors recommends you vote FOR proposals 1, 2 and 3. For Against Abstain 1 To consider and vote on a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “merger agreement”), dated as of May 4, 2016, by and among Avantor, Inc., Vail Acquisition Corp and VWR Corporation. 3 To approve one or more adjournments of the special meeting, if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to adopt the merger agreement. For Against Abstain 2 To approve, on an advisory and non-binding basis, specified compensation that may become payable to the named executive officers of VWR Corporation in connection with the transactions contemplated by the merger agreement. Yes No Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Please indicate if you plan to attend this meeting Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. SHARES

CUSIP # JOB # SEQUENCE # Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

VWR CORPORATION

Special Meeting of Stockholders

Thursday, July 13, 2017 11:00 A.M. Eastern Daylight Time

This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of VWR Corporation, Inc., a Delaware corporation (“VWR”), hereby appoints George Van Kula and Scott Baker, and each of them acting singly, as proxies of the undersigned, with full power of substitution and resubstitution in each of them to vote all shares of common stock of VWR that the undersigned is entitled to vote at the Special Meeting of Stockholders (the “Special Meeting”) of VWR, to be held at The Radnor Hotel, 591 E. Lancaster Avenue, St. Davids, Pennsylvania 19087 on Thursday, July 13, 2017 beginning at 11:00 a.m. local time, and any adjournment(s) or postponement(s) thereof, upon the proposals set forth in the Notice of Special Meeting dated June 13, 2017 and the related Proxy Statement, copies of which have been received by the undersigned, and in their discretion upon any other business that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof. Attendance of the undersigned at the Special Meeting or any adjournment(s) or postponement(s) thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 and 3. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF THIS PROXY IS RETURNED AND NO DIRECTION IS GIVEN WITH RESPECT TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND, AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD.

Continued and to be signed on reverse side